UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-8399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: December 31

Date of reporting period: January 1, 2005 - December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

•	PIMCO Variable Insurance Trust All Asset Portfolio Administrative Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Advisor Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Class M

•	PIMCO Variable Insurance Trust CommodityRealReturn Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Administrative Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Administrative Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust RealEstateRealReturn Strategy Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Institutional Class

•	PIMCO Variable Insurance Trust StocksPLUS® Growth and Income Portfolio Administrative Class

•	PIMCO Variable Insurance Trust StocksPLUS® Growth and Income Portfolio Institutional Class

•	PIMCO Variable Insurance Trust StocksPLUS® Total Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Total Return Portfolio II Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio II Institutional Class

PIMCO VARIABLE INSURANCE TRUST

ALL ASSET PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds (“Underlying Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, variable dividends risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage risk, non-U.S. investment risk, European concentration risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, small company risk, management risk, and tax risk. A description of these risks is contained in the Portfolio’s prospectus.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmarks

Lehman Brothers U.S. TIPS: 1-10 Year is an unmanaged index market comprised of U.S. Treasury Inflation Linked securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in such an unmanaged index.

The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The additional benchmarks are provided as a measure for the investor to assess how the Investment Manager is adding additional value to the portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

All Asset Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

               All Asset
               Portfolio         Lehman Brothers       Consumer Price
            Administrative       U.S. TIPS: 1-10        Index + 500
                Class              Year Index           Basis points
            --------------       ---------------       --------------
04/30/2003     $10,000               $10,000              $10,000
05/31/2003      10,550                10,296               10,025
06/30/2003      10,464                10,275               10,078
07/31/2003       9,991                 9,949               10,131
08/31/2003      10,182                10,081               10,212
09/30/2003      10,511                10,351               10,288
10/31/2003      10,682                10,368               10,319
11/30/2003      10,763                10,337               10,334
12/31/2003      11,079                10,397               10,366
01/31/2004      11,192                10,496               10,460
02/29/2004      11,449                10,701               10,560
03/31/2004      11,661                10,845               10,672
04/30/2004      10,909                10,488               10,751
05/31/2004      11,208                10,618               10,859
06/30/2004      11,276                10,610               10,938
07/31/2004      11,307                10,742               10,966
08/31/2004      11,626                10,936               11,018
09/30/2004      11,818                10,946               11,087
10/31/2004      12,025                11,079               11,192
11/30/2004      12,181                11,040               11,244
12/31/2004      12,352                11,135               11,250
01/31/2005      12,288                11,106               11,320
02/28/2005      12,415                11,066               11,433
03/31/2005      12,312                11,046               11,570
04/30/2005      12,462                11,229               11,696
05/31/2005      12,633                11,278               11,733
06/30/2005      12,794                11,306               11,788
07/31/2005      12,837                11,141               11,891
08/31/2005      13,085                11,356               12,002
09/30/2005      13,055                11,367               12,198
10/31/2005      12,805                11,266               12,274
11/30/2005      12,903                11,277               12,226
12/31/2005      13,121                11,344               12,228

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

PIMCO FUNDS ALLOCATION‡

Real Return Asset	15.1%
Real Return	13.3%
Long-Term U.S. Government	12.0%
Emerging Markets Bond	8.1%
Total Return	8.1%
Developing Local Markets	7.3%
Floating Income	7.2%
High Yield	6.2%
CommodityRealReturn Strategy	3.7%
RealEstateRealReturn Strategy	3.4%
Other	15.6%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	Portfolio Inception (04/30/03)
	All Asset Portfolio Administrative Class	6.23%	10.70%
- - - - - - -	Lehman Brothers U.S. TIPS 1-10 Year Index	1.87%	4.83%
...............	Consumer Price Index + 500 Basis points	8.69%	7.82%
	All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,025.60	$1,022.18
Expenses Paid During Period†	$3.06	$3.06

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund Expenses for the Portfolio are estimated at 0.60%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds.

•	For the twelve months ended December 31, 2005, the Portfolio’s Administrative Class shares outperformed the return of its primary benchmark, the Lehman Brothers U.S. TIPS 1-10 Year Index, by returning 6.23% versus the benchmark’s 1.87% return. The Portfolio’s Administrative Class shares underperformed the 8.69% return of the Consumer Price Index + 500 Basis points for the same period.

•	Alternative strategies were positive to performance due to an overweight to emerging markets strategies. This strategy was significantly positive to the performance of the Portfolio, as the JPMorgan EMBI Global Index rallied 10.73% over the twelve-month period.

•	An underweight to the International StocksPLUS® TR Strategy Fund for the entire period was a significant negative to performance as the MSCI EAFE Index rallied 29.67%.

•	An underweight to real estate investment trusts (“REITs”) in the first month of the period was significantly positive to performance. Also, an overweight in the second quarter was positive due to positive REIT performance. However, an underweight in the second half of the period was negative as REITs continued to rise. Overall, REITs added to performance and the Dow Jones Wilshire REIT Index returned 13.99% for the period.

4	Annual Report	December 31, 2005

Financial Highlights

All Asset Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2005		12/31/2004		4/30/2003- 12/31/2003

Net asset value beginning of period	$11.62		$10.77		$10.00
Net investment income (a)	0.83		1.50		0.53
Net realized/unrealized gain (loss) on investments (a)	(0.11)		(0.27)		0.54
Total income from investment operations	0.72		1.23		1.07
Dividends from net investment income	(0.49)		(0.37)		(0.30)
Distributions from net realized capital gains	(0.04)		(0.01)		0.00
Total distributions	(0.53)		(0.38)		(0.30)
Net asset value end of period	$11.81		$11.62		$10.77
Total return	6.23%		11.49%		10.79%
Net assets end of period (000s)	$251,482		$102,183		$1,017
Ratio of net expenses to average net assets	0.59	%(c)(d)	0.57	%(c)(d)	0.60	%*(b)(c)
Ratio of net investment income to average net assets	6.98%		13.02%		7.56	%*
Portfolio turnover rate	75%		93%		136%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 10.92%.
(c)	Ratio of expenses to average net assets excluding Underlying Funds’ expenses in which the Portfolio invests.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.60%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

All Asset Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments in Affiliates, at value	$326,772
Cash	1
Receivable for Portfolio shares sold	134
Interest and dividends receivable from Affiliates	1,168
328,075

Liabilities:

Payable for investments in Affiliates purchased	$1,526
Payable for Portfolio shares redeemed	39
Accrued investment advisory fee	58
Accrued administration fee	73
Accrued servicing fee	57
Recoupment payable to Manager	14
1,767

Net Assets	$326,308

Net Assets Consist of:

Paid in capital	$319,885
Undistributed net investment income	7,118
Accumulated undistributed net realized gain	1,469
Net unrealized (depreciation)	(2,164)
$326,308

Net Assets:

Administrative Class	$251,482
Advisor Class	7,461
Class M	67,365

Shares Issued and Outstanding:

Administrative Class	21,284
Advisor Class	631
Class M	5,709

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$11.81
Advisor Class	11.82
Class M	11.80

Cost of Investments in Affiliates Owned	$328,936

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

All Asset Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$16
Dividends from Affiliate investments	18,458
Miscellaneous income	6
Total Income	18,480

Expenses:

Investment advisory fees	479
Administration fees	599
Servicing fees - Administrative Class	286
Distribution fees - Advisor Class	5
Distribution fees - Class M	209
Miscellaneous expense	12
Total Expenses	1,590
Reimbursement by Manager	(28)
Net Expenses	1,562

Net Investment Income	16,918

Net Realized and Unrealized Gain (Loss):

Net realized gain on Affiliate investments	1,306
Net capital gain distributions received from Underlying Funds	712
Net change in unrealized (depreciation) on Affiliate investments	(3,656)
Net (Loss)	(1,638)

Net Increase in Net Assets Resulting from Operations	$15,280

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

All Asset Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$16,918	$4,788
Net realized gain on Affiliate investments	1,306	113
Net capital gain distributions received from Underlying Funds	712	398
Net change in unrealized appreciation (depreciation) on Affiliate investments	(3,656)	1,465
Net increase resulting from operations	15,280	6,764

Distributions to Shareholders:

From net investment income
Administrative Class	(9,080)	(2,731)
Advisor Class	(160)	0
Class M	(2,166)	(475)

From net realized capital gains
Administrative Class	(735)	(98)
Advisor Class	(22)	0
Class M	(198)	(17)

Total Distributions	(12,361)	(3,321)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	166,191	98,030
Advisor Class	7,545	10
Class M	54,317	18,815

Issued as reinvestment of distributions
Administrative Class	9,815	2,829
Advisor Class	182	0
Class M	2,364	492

Cost of shares redeemed
Administrative Class	(29,204)	(2,625)
Advisor Class	(208)	0
Class M	(8,152)	(1,472)
Net increase resulting from Portfolio share transactions	202,850	116,079

Total Increase in Net Assets	205,769	119,522

Net Assets:

Beginning of period	120,539	1,017
End of period*	$326,308	$120,539

*Including undistributed net investment income of:	$7,118	$1,810

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

All Asset Portfolio (a)

December 31, 2005

Value
Shares	(000s)

PIMCO FUNDS (b) 100.0%

CommodityRealReturn Strategy	806,450	$11,984
Convertible	98,020	1,193
Developing Local Markets	2,314,000	23,695
Emerging Markets Bond	2,358,992	26,326
Floating Income	2,290,588	23,662
Foreign Bond (Unhedged)	726,665	7,223
Fundamental IndexPLUS	126,903	1,258
Fundamental IndexPLUS TR	1,070,390	10,704
GNMA	290,388	3,197
High Yield	2,097,081	20,384
International StocksPLUS® TR Strategy	903,081	10,584
Long-Term U.S. Government	3,575,106	39,326
Low Duration	484,900	4,844
Real Return	3,929,963	43,544
Real Return Asset	4,191,771	49,421
RealEstateRealReturn Strategy	1,300,422	10,989
StocksPLUS®	6,943	70
StocksPLUS® Total Return	146,681	1,687
Total Return	2,502,946	26,281
Total Return Mortgage	949,971	10,041

Total PIMCO Funds (Cost $328,577)		326,413

SHORT-TERM INSTRUMENTS 0.1%
	Principal Amount (000s)
Repurchase Agreement 0.1%
State Street Bank
3.900% due 01/03/2006	$359	359

(Dated 12/30/2005. Collateralized by Federal Home Loan Bank 4.375% due 09/17/2010 valued at $370. Repurchase proceeds are $359.)
Total Short-Term Instruments (Cost $359)		359

Total Investments 100.1%		$326,772
(Cost $328,936)
Other Assets and Liabilities (Net) (0.1%)		(464)

Net Assets 100.0%		$326,308

Notes to Schedule of Investments:

(a) The All Asset Portfolio is investing in shares of affiliated funds.

(b) Institutional Class of each PIMCO Funds.

See accompanying notes	December 31, 2005	Annual Report	9

Notes to Financial Statements

December 31, 2005

1. Organization

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Administrative, Advisor and Class M. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class and Class M are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in Funds within the PIMCO Funds are valued at their net asset value as reported by the Underlying Funds.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The All Asset Portfolio (“the Portfolio”) intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

        To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (“the Fund”), an Underlying Fund with investments as described in the following paragraph, the Portfolio would be subject to the risk of diminished investment returns if the Fund was to fail to qualify as a regulated investment company and was subject to federal income tax. Moreover, depending upon the composition of the Portfolio’s investments, any failure of the Fund to qualify as a regulated investment company could jeopardize the Portfolio’s own qualification, if it thereby failed to satisfy the asset diversification requirement.

The Fund currently gains most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and commodity-linked structured notes.

One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain

10	Annual Report	December 31, 2005

securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”).

On December 16, 2005, the Internal Revenue Service announced a Revenue Ruling that would cause certain income from commodity-linked swaps in which the Fund invests to not be considered Qualifying Income after June 30, 2006. The Revenue Ruling would limit the extent to which the Fund may invest in such commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006 to a maximum of 10 percent of its gross income, including any other items not considered Qualifying Income.

The Revenue Ruling has no immediate impact on the current operations of the Fund and will not affect the ability of the Fund to qualify as a regulated investment company for tax purposes for periods through June 30, 2006.

Absent contrary tax guidance from the Internal Revenue Service, PIMCO believes it can continue to operate the Fund consistent with both the Revenue Ruling and its current investment policies using (i) alternative investments, such as commodity-linked notes, and/or (ii) alternative structures within the Portfolio. PIMCO believes that these changes can be made prior to June 30, 2006. The use of alternative investments and structures could negatively affect the Fund’s investment return. Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account and Variable Contracts.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Underlying Funds. The Portfolio may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Underlying Funds are the Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except All Asset and All Asset All Authority Funds. Though it is anticipated that the All Asset Portfolio will not currently invest in the European StocksPLUS® Total Return Strategy, Far East (ex-Japan) StocksPLUS® Total Return Strategy, Japanese StocksPLUS® TR Strategy, StocksPLUS® Municipal-Backed and StocksPLUS® TR Short Strategy Funds, the Portfolio may invest in these Funds in the future, without shareholder approval, at the discretion of the Portfolio’s asset allocation sub-adviser.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.20%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the All Asset Portfolio and selects the Underlying Funds in which the All Asset Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.20% of the average daily net assets of the Portfolio.

PIMCO has contractually agreed, for the All Asset Portfolio’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Funds’ Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future period, not to exceed three years, provided total expenses, including such Recoupment, do not exceed the annual expense limit.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

December 31, 2005	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2005

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.60%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2003	12/31/2004	12/31/2005
Amount Available for Reimbursement	$39	$0	$0

For the current period ended December 31, 2005, each unaffiliated Trustee receives an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair receives an additional annual retainer of $500 and each Audit Committee Chair receives an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Risk Factors of the Portfolio

Investing in the Underlying Funds through the All Asset Portfolio involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the All Asset Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps; caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities, instruments issued by trusts, partnerships or other issuers, including pass-through certificated representing participation in, or debt instruments backed by, the securities owned by such issuers. The Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivatives securities including future contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks. Accordingly, the All Asset Portfolio’s investment performance depends upon the ability of the Underlying Funds to achieve their objective. There can be no assurance that the investment objectives of any Underlying Funds will be achieved.

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

5. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

12	Annual Report	December 31, 2005

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$386,421	$177,464

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Administrative Class	14,121	$166,191	8,679	$98,030
Advisor Class	632	7,545	1	10
Class M	4,617	54,317	1,668	18,815

Issued as reinvestment of distributions
Administrative Class	828	9,815	244	2,829
Advisor Class	15	182	0	0
Class M	200	2,364	43	492

Cost of shares redeemed
Administrative Class	(2,453)	(29,204)	(229)	(2,625)
Advisor Class	(17)	(208)	0	0
Class M	(689)	(8,152)	(130)	(1,472)

Net increase resulting from Portfolio share transactions	17,254	$202,850	10,276	$116,079

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	1	88	*
Advisor Class	2	96
Class M	2	98

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

7. Affiliated Transactions

The Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2005 (amounts in thousands):

Underlying Fund	Market Value December 31, 2004	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value December 31, 2005	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$18,000	$15,098	$22,043	$(168)	$11,984	$2,292	$716
Convertible Fund	1,520	667	953	34	1,193	33	(42)
Developing Local Markets Fund	0	23,596	124	222	23,695	181	27
Emerging Markets Bond Fund	15,392	27,579	17,625	1,179	26,326	2,582	198
European Convertible Fund	2,728	1,448	3,999	0	0	65	(47)
Floating Income Fund	11,082	25,942	13,639	311	23,662	1,047	33
Foreign Bond Fund (Unhedged)	6,277	11,280	9,203	(484)	7,223	285	(369)
Fundamental IndexPLUS Fund	0	1,271	0	(14)	1,258	67	0
Fundamental IndexPLUS TR Fund	0	10,831	0	(127)	10,704	367	0
GNMA Fund	8,865	5,501	11,141	7	3,197	266	(59)
High Yield Fund	7,404	24,586	11,269	169	20,384	1,482	(249)
International StocksPLUS® TR Strategy Fund	5,088	9,191	3,555	(187)	10,584	1,009	(173)
Long-Term U.S. Government Fund	2,073	41,044	3,401	(481)	39,326	632	66
Low Duration Fund	0	5,501	653	(2)	4,844	24	(2)
Real Return Fund	6,859	42,231	4,615	(858)	43,544	1,587	234
Real Return Asset Fund	7,317	51,317	8,621	(414)	49,421	2,170	130
RealEstateRealReturn Strategy Fund	3,737	21,526	14,542	(910)	10,989	2,912	1,091
Short-Term Fund	0	16,790	16,773	0	0	59	(17)
StocksPLUS® Fund	10,313	7,549	17,532	3	70	92	272
StocksPLUS® Total Return Fund	10,287	2,943	11,137	(31)	1,687	207	238
Total Return Fund	2,866	26,057	2,348	(282)	26,281	699	(19)
Total Return Mortgage Fund	0	14,473	4,291	(131)	10,041	400	(10)
Totals	$119,808	$386,421	$177,464	$(2,164)	$326,413	$18,458	$2,018

8. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$ 7,611	$1,467	$(2,655)	$0	$0	$0

(1)	Adjusted for deferral of realized losses for certain wash sales.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(2)
$ 329,427	$1,925	$(4,580)	$(2,655)

(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(3)	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$ 11,761	$600	$0
12/31/04	3,305	16	0

(3)	Includes short-term capital gains.

14	Annual Report	December 31, 2005

9. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2005	Annual Report	15

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2005:

All Asset Portfolio	0.22%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.32%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

16	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the All Asset Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the All Asset Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	19

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio, a series of the Trust. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Sub-Advisory Agreement, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO with input (and some materials) provided by RALLC in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board considered RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and the financial strength of the organization.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s

20	Annual Report	December 31, 2005

performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three and five-year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five- year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements and the Sub-Advisory Agreement will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

December 31, 2005	Annual Report	21

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Sub-Advisory Agreement. The Board concluded that the Agreements and the Sub-Advisory Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Sub-Advisory Agreement was in the best interests of the Portfolios and their shareholders.

22	Annual Report	December 31, 2005

Investment Sub-Adviser

Research Affiliates, LLC

800 E. Colorado Boulevard

Pasadena, California 91101

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

ALL ASSET PORTFOLIO

ADVISOR CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds (“Underlying Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, variable dividends risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage risk, non-U.S. investment risk, European concentration risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, small company risk, management risk, and tax risk. A description of these risks is contained in the Portfolio’s prospectus.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmarks

Lehman Brothers U.S. TIPS: 1-10 Year is an unmanaged index market comprised of U.S. Treasury Inflation Linked securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in such an unmanaged index.

The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The additional benchmarks are provided as a measure for the investor to assess how the Investment Manager is adding additional value to the portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

All Asset Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

              All Asset   Lehman Brothers     Consumer
             Portfolio     U.S. TIPS:         Price
              Advisor      1-10 Year       Index + 500
               Class         Index         Basis Points
             ---------   ---------------   ------------
04/30/2004   $10,000         $10,000           $10,000
05/31/2004    10,274          10,124            10,100
06/30/2004    10,332          10,116            10,174
07/31/2004    10,351          10,242            10,201
08/31/2004    10,653          10,427            10,249
09/30/2004    10,821          10,437            10,313
10/31/2004    11,010          10,564            10,410
11/30/2004    11,152          10,527            10,459
12/31/2004    11,318          10,617            10,464
01/31/2005    11,250          10,590            10,530
02/28/2005    11,377          10,552            10,634
03/31/2005    11,275          10,532            10,762
04/30/2005    11,412          10,707            10,879
05/31/2005    11,558          10,753            10,913
06/30/2005    11,699          10,780            10,964
07/31/2005    11,738          10,623            11,061
08/31/2005    11,974          10,828            11,163
09/30/2005    11,945          10,838            11,346
10/31/2005    11,707          10,742            11,416
11/30/2005    11,796          10,752            11,372
12/31/2005    12,001          10,816            11,374

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

PIMCO FUNDS ALLOCATION‡

Real Return Asset	15.1%
Real Return	13.3%
Long-Term U.S. Government	12.0%
Emerging Markets Bond	8.1%
Total Return	8.1%
Developing Local Markets	7.3%
Floating Income	7.2%
High Yield	6.2%
CommodityRealReturn Strategy	3.7%
RealEstateRealReturn Strategy	3.4%
Other	15.6%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	Portfolio Inception (04/30/04)
	All Asset Portfolio Advisor Class	6.03%	11.53%
- - - - - - -	Lehman Brothers U.S. TIPS: 1-10 Year Index	1.87%	4.81%
– – – –	Consumer Price Index + 500 Basis points	8.69%	8.01%
	All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,025.80	$1,021.68
Expenses Paid During Period†	$3.57	$3.57

†Expenses are equal to the Portfolio’s Advisor Class annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the underlying Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund Expenses for the Portfolio are estimated at 0.60%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds.

•	For the twelve months ended December 31, 2005, the Portfolio’s Advisor Class shares outperformed the return of its primary benchmark, the Lehman Brothers U.S. TIPS 1-10 Year Index, by returning 6.03% versus the benchmark’s 1.87% return. The Portfolio’s Advisor Class shares underperformed the 8.69% return of the Consumer Price Index + 500 Basis points for the same period.

•	Alternative strategies were positive to performance due to an overweight to emerging markets strategies. This strategy was significantly positive to the performance of the Portfolio, as the JPMorgan EMBI Global Index rallied 10.73% over the twelve-month period.

•	An underweight to the International StocksPLUS® TR Strategy Fund for the entire period was a significant negative to performance as the MSCI EAFE Index rallied 29.67%.

•	An underweight to real estate investment trusts (“REITs”) in the first month of the period was significantly positive to performance. Also, an overweight in the second quarter was positive due to positive REIT performance. However, an underweight in the second half of the period was negative as REITs continued to rise. Overall, REITs added to performance and the Dow Jones Wilshire REIT Index returned 13.99% for the period.

4	Annual Report	December 31, 2005

Financial Highlights

All Asset Portfolio (Advisor Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2005	4/30/2004- 12/31/2004

Net asset value beginning of period	$11.64	$10.59
Net investment income (a)	1.63	0.52
Net realized/unrealized gain (loss) on investments (a)	(0.93)	0.87
Total income from investment operations	0.70	1.39
Dividends from net investment income	(0.48)	(0.33)
Distributions from net realized capital gains	(0.04)	(0.01)
Total distributions	(0.52)	(0.34)
Net asset value end of period	$11.82	$11.64
Total return	6.03%	13.18%
Net assets end of period (000s)	$7,461	$11
Ratio of net expenses to average net assets	0.70%	0.67	%*(b)(c)
Ratio of net investment income to average net assets	13.67%	6.96	%*
Portfolio turnover rate	75%	93%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding Underlying Funds’ expenses in which the Portfolio invests.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.70%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

All Asset Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments in Affiliates, at value	$326,772
Cash	1
Receivable for Portfolio shares sold	134
Interest and dividends receivable from Affiliates	1,168
328,075

Liabilities:

Payable for investments in Affiliates purchased	$1,526
Payable for Portfolio shares redeemed	39
Accrued investment advisory fee	58
Accrued administration fee	73
Accrued servicing fee	57
Recoupment payable to Manager	14
1,767

Net Assets	$326,308

Net Assets Consist of:

Paid in capital	$319,885
Undistributed net investment income	7,118
Accumulated undistributed net realized gain	1,469
Net unrealized (depreciation)	(2,164)
$326,308

Net Assets:

Administrative Class	$251,482
Advisor Class	7,461
Class M	67,365

Shares Issued and Outstanding:

Administrative Class	21,284
Advisor Class	631
Class M	5,709

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$11.81
Advisor Class	11.82
Class M	11.80

Cost of Investments in Affiliates Owned	$328,936

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

All Asset Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$16
Dividends from Affiliate investments	18,458
Miscellaneous income	6
Total Income	18,480

Expenses:

Investment advisory fees	479
Administration fees	599
Servicing fees - Administrative Class	286
Distribution fees - Advisor Class	5
Distribution fees - Class M	209
Miscellaneous expense	12
Total Expenses	1,590
Reimbursement by Manager	(28)
Net Expenses	1,562

Net Investment Income	16,918

Net Realized and Unrealized Gain (Loss):

Net realized gain on Affiliate investments	1,306
Net capital gain distributions received from Underlying Funds	712
Net change in unrealized (depreciation) on Affiliate investments	(3,656)
Net (Loss)	(1,638)

Net Increase in Net Assets Resulting from Operations	$15,280

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

All Asset Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$16,918	$4,788
Net realized gain on Affiliate investments	1,306	113
Net capital gain distributions received from Underlying Funds	712	398
Net change in unrealized appreciation (depreciation) on Affiliate investments	(3,656)	1,465
Net increase resulting from operations	15,280	6,764

Distributions to Shareholders:

From net investment income
Administrative Class	(9,080)	(2,731)
Advisor Class	(160)	0
Class M	(2,166)	(475)

From net realized capital gains
Administrative Class	(735)	(98)
Advisor Class	(22)	0
Class M	(198)	(17)

Total Distributions	(12,361)	(3,321)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	166,191	98,030
Advisor Class	7,545	10
Class M	54,317	18,815

Issued as reinvestment of distributions
Administrative Class	9,815	2,829
Advisor Class	182	0
Class M	2,364	492

Cost of shares redeemed
Administrative Class	(29,204)	(2,625)
Advisor Class	(208)	0
Class M	(8,152)	(1,472)
Net increase resulting from Portfolio share transactions	202,850	116,079

Total Increase in Net Assets	205,769	119,522

Net Assets:

Beginning of period	120,539	1,017
End of period*	$326,308	$120,539

*Including undistributed net investment income of:	$7,118	$1,810

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

All Asset Portfolio (a)

December 31, 2005

Value
Shares	(000s)

PIMCO FUNDS (b) 100.0%

CommodityRealReturn Strategy	806,450	$11,984
Convertible	98,020	1,193
Developing Local Markets	2,314,000	23,695
Emerging Markets Bond	2,358,992	26,326
Floating Income	2,290,588	23,662
Foreign Bond (Unhedged)	726,665	7,223
Fundamental IndexPLUS	126,903	1,258
Fundamental IndexPLUS TR	1,070,390	10,704
GNMA	290,388	3,197
High Yield	2,097,081	20,384
International StocksPLUS® TR Strategy	903,081	10,584
Long-Term U.S. Government	3,575,106	39,326
Low Duration	484,900	4,844
Real Return	3,929,963	43,544
Real Return Asset	4,191,771	49,421
RealEstateRealReturn Strategy	1,300,422	10,989
StocksPLUS®	6,943	70
StocksPLUS® Total Return	146,681	1,687
Total Return	2,502,946	26,281
Total Return Mortgage	949,971	10,041

Total PIMCO Funds (Cost $328,577)		326,413

SHORT-TERM INSTRUMENTS 0.1%
	Principal Amount (000s)
Repurchase Agreement 0.1%
State Street Bank
3.900% due 01/03/2006	$359	359

(Dated 12/30/2005. Collateralized by Federal Home Loan Bank 4.375% due 09/17/2010 valued at $370. Repurchase proceeds are $359.)
Total Short-Term Instruments (Cost $359)		359

Total Investments 100.1%		$326,772
(Cost $328,936)
Other Assets and Liabilities (Net) (0.1%)		(464)

Net Assets 100.0%		$326,308

Notes to Schedule of Investments:

(a) The All Asset Portfolio is investing in shares of affiliated funds.

(b) Institutional Class of each PIMCO Funds.

See accompanying notes	December 31, 2005	Annual Report	9

Notes to Financial Statements

December 31, 2005

1. Organization

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Administrative, Advisor and Class M. Information presented in these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class and Class M are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in Funds within the PIMCO Funds are valued at their net asset value as reported by the Underlying Funds.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The All Asset Portfolio (“the Portfolio”) intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (“the Fund”), an Underlying Fund with investments as described in the following paragraph, the Portfolio would be subject to the risk of diminished investment returns if the Fund was to fail to qualify as a regulated investment company and was subject to federal income tax. Moreover, depending upon the composition of the Portfolio’s investments, any failure of the Fund to qualify as a regulated investment company could jeopardize the Portfolio’s own qualification, if it thereby failed to satisfy the asset diversification requirement.

The Fund currently gains most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and commodity-linked structured notes.

One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain

10	Annual Report	December 31, 2005

securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”).

On December 16, 2005, the Internal Revenue Service announced a Revenue Ruling that would cause certain income from commodity-linked swaps in which the Fund invests to not be considered Qualifying Income after June 30, 2006. The Revenue Ruling would limit the extent to which the Fund may invest in such commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006 to a maximum of 10 percent of its gross income, including any other items not considered Qualifying Income.

The Revenue Ruling has no immediate impact on the current operations of the Fund and will not affect the ability of the Fund to qualify as a regulated investment company for tax purposes for periods through June 30, 2006.

Absent contrary tax guidance from the Internal Revenue Service, PIMCO believes it can continue to operate the Fund consistent with both the Revenue Ruling and its current investment policies using (i) alternative investments, such as commodity-linked notes, and/or (ii) alternative structures within the Portfolio. PIMCO believes that these changes can be made prior to June 30, 2006. The use of alternative investments and structures could negatively affect the Fund’s investment return. Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account and Variable Contracts.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Underlying Funds. The Portfolio may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Underlying Funds are the Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except All Asset and All Asset All Authority Funds. Though it is anticipated that the All Asset Portfolio will not currently invest in the European StocksPLUS® Total Return Strategy, Far East (ex-Japan) StocksPLUS® Total Return Strategy, Japanese StocksPLUS® TR Strategy, StocksPLUS® Municipal-Backed and StocksPLUS® TR Short Strategy Funds, the Portfolio may invest in these Funds in the future, without shareholder approval, at the discretion of the Portfolio’s asset allocation sub-adviser.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.20%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the All Asset Portfolio and selects the Underlying Funds in which the All Asset Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.20% of the average daily net assets of the Portfolio.

PIMCO has contractually agreed, for the All Asset Portfolio’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Funds’ Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future period, not to exceed three years, provided total expenses, including such Recoupment, do not exceed the annual expense limit.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

December 31, 2005	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2005

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Advisor Class	0.70%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2003	12/31/2004	12/31/2005
Amount Available for Reimbursement	$39	$0	$0

For the current period ended December 31, 2005, each unaffiliated Trustee receives an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair receives an additional annual retainer of $500 and each Audit Committee Chair receives an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Risk Factors of the Portfolio

Investing in the Underlying Funds through the All Asset Portfolio involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the All Asset Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps; caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities, instruments issued by trusts, partnerships or other issuers, including pass-through certificated representing participation in, or debt instruments backed by, the securities owned by such issuers. The Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivatives securities including future contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks. Accordingly, the All Asset Portfolio’s investment performance depends upon the ability of the Underlying Funds to achieve their objective. There can be no assurance that the investment objectives of any Underlying Funds will be achieved.

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

5. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

12	Annual Report	December 31, 2005

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$386,421	$177,464

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Administrative Class	14,121	$166,191	8,679	$98,030
Advisor Class	632	7,545	1	10
Class M	4,617	54,317	1,668	18,815

Issued as reinvestment of distributions
Administrative Class	828	9,815	244	2,829
Advisor Class	15	182	0	0
Class M	200	2,364	43	492

Cost of shares redeemed
Administrative Class	(2,453)	(29,204)	(229)	(2,625)
Advisor Class	(17)	(208)	0	0
Class M	(689)	(8,152)	(130)	(1,472)

Net increase resulting from Portfolio share transactions	17,254	$202,850	10,276	$116,079

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	1	88	*
Advisor Class	2	96
Class M	2	98

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

7. Affiliated Transactions

The Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2005 (amounts in thousands):

Underlying Fund	Market Value December 31, 2004	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value December 31, 2005	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$18,000	$15,098	$22,043	$(168)	$11,984	$2,292	$716
Convertible Fund	1,520	667	953	34	1,193	33	(42)
Developing Local Markets Fund	0	23,596	124	222	23,695	181	27
Emerging Markets Bond Fund	15,392	27,579	17,625	1,179	26,326	2,582	198
European Convertible Fund	2,728	1,448	3,999	0	0	65	(47)
Floating Income Fund	11,082	25,942	13,639	311	23,662	1,047	33
Foreign Bond Fund (Unhedged)	6,277	11,280	9,203	(484)	7,223	285	(369)
Fundamental IndexPLUS Fund	0	1,271	0	(14)	1,258	67	0
Fundamental IndexPLUS TR Fund	0	10,831	0	(127)	10,704	367	0
GNMA Fund	8,865	5,501	11,141	7	3,197	266	(59)
High Yield Fund	7,404	24,586	11,269	169	20,384	1,482	(249)
International StocksPLUS® TR Strategy Fund	5,088	9,191	3,555	(187)	10,584	1,009	(173)
Long-Term U.S. Government Fund	2,073	41,044	3,401	(481)	39,326	632	66
Low Duration Fund	0	5,501	653	(2)	4,844	24	(2)
Real Return Fund	6,859	42,231	4,615	(858)	43,544	1,587	234
Real Return Asset Fund	7,317	51,317	8,621	(414)	49,421	2,170	130
RealEstateRealReturn Strategy Fund	3,737	21,526	14,542	(910)	10,989	2,912	1,091
Short-Term Fund	0	16,790	16,773	0	0	59	(17)
StocksPLUS® Fund	10,313	7,549	17,532	3	70	92	272
StocksPLUS® Total Return Fund	10,287	2,943	11,137	(31)	1,687	207	238
Total Return Fund	2,866	26,057	2,348	(282)	26,281	699	(19)
Total Return Mortgage Fund	0	14,473	4,291	(131)	10,041	400	(10)
Totals	$119,808	$386,421	$177,464	$(2,164)	$326,413	$18,458	$2,018

8. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$ 7,611	$1,467	$(2,655)	$0	$0	$0

(1)	Adjusted for deferral of realized losses for certain wash sales.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(2)
$ 329,427	$1,925	$(4,580)	$(2,655)

(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(3)	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$ 11,761	$600	$0
12/31/04	3,305	16	0

(3)	Includes short-term capital gains.

14	Annual Report	December 31, 2005

9. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2005	Annual Report	15

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2005:

All Asset Portfolio	0.22%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.32%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

16	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Advisor Class Shareholders of the All Asset Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor share class present fairly, in all material respects, the financial position of the All Asset Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the Advisor share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	19

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio, a series of the Trust. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Sub-Advisory Agreement, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO with input (and some materials) provided by RALLC in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board considered RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and the financial strength of the organization.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s

20	Annual Report	December 31, 2005

performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three and five-year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five- year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements and the Sub-Advisory Agreement will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

December 31, 2005	Annual Report	21

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Sub-Advisory Agreement. The Board concluded that the Agreements and the Sub-Advisory Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Sub-Advisory Agreement was in the best interests of the Portfolios and their shareholders.

22	Annual Report	December 31, 2005

Investment Sub-Adviser

Research Affiliates, LLC

800 E. Colorado Boulevard

Pasadena, California 91101

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

ALL ASSET PORTFOLIO

CLASS M

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class shares of PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds (“Underlying Funds”).

Among the principal risks of investing in the Portfolio are allocation risk, Underlying Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying Funds, which may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, variable dividends risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage risk, non-U.S. investment risk, European concentration risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, small company risk, management risk, and tax risk. A description of these risks is contained in the Portfolio’s prospectus.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Portfolio’s direct fees and expenses.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmarks

Lehman Brothers U.S. TIPS: 1-10 Year is an unmanaged index market comprised of U.S. Treasury Inflation Linked securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in such an unmanaged index.

The CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The additional benchmarks are provided as a measure for the investor to assess how the Investment Manager is adding additional value to the portfolio.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

All Asset Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                           Lehman Brothers       Consumer
               All Asset      U.S. TIPS:          Price
               Portfolio      1-10 Year        Index + 500
               Class M          Index         Basis Points
              ----------   ---------------    -------------
04/30/2004     $10,000        $10,000           $10,000
05/31/2004      10,255         10,124            10,100
06/30/2004      10,316         10,116            10,174
07/31/2004      10,335         10,242            10,201
08/31/2004      10,628         10,427            10,249
09/30/2004      10,798         10,437            10,313
10/31/2004      10,988         10,564            10,410
11/30/2004      11,130         10,527            10,459
12/31/2004      11,285         10,617            10,464
01/31/2005      11,217         10,590            10,530
02/28/2005      11,344         10,552            10,634
03/31/2005      11,241         10,532            10,762
04/30/2005      11,377         10,707            10,879
05/31/2005      11,524         10,753            10,913
06/30/2005      11,661         10,780            10,964
07/31/2005      11,701         10,623            11,061
08/31/2005      11,937         10,828            11,163
09/30/2005      11,910         10,838            11,346
10/31/2005      11,662         10,742            11,416
11/30/2005      11,751         10,752            11,372
12/31/2005      11,956         10,816            11,374

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Class M.

PIMCO FUNDS ALLOCATION‡

Real Return Asset	15.1%
Real Return	13.3%
Long-Term U.S. Government	12.0%
Emerging Markets Bond	8.1%
Total Return	8.1%
Developing Local Markets	7.3%
Floating Income	7.2%
High Yield	6.2%
CommodityRealReturn Strategy	3.7%
RealEstateRealReturn Strategy	3.4%
Other	15.6%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	Portfolio Inception (04/30/04)
	All Asset Portfolio Class M	5.94%	11.28%
- - - - - - -	Lehman Brothers U.S. TIPS: 1-10 Year Index	1.87%	4.81%
– – – –	Consumer Price Index + 500 Basis Points	8.69%	8.01%
	All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,025.20	$1,020.67
Expenses Paid During Period†	$4.59	$4.58

†Expenses are equal to the Portfolio’s Class M annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio. The Underlying Fund Expenses for the Portfolio are estimated at 0.60%. Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except the All Asset and All Asset All Authority Funds.

•	For the twelve months ended December 31, 2005, the Portfolio’s Class M shares outperformed the return of its primary benchmark, the Lehman Brothers U.S. TIPS 1-10 Year Index, by returning 5.94% versus the benchmark’s 1.87% return. The Portfolio’s Class M shares underperformed the 8.69% return of the Consumer Price Index + 500 Basis points for the same period.

•	Alternative strategies were positive to performance due to an overweight to emerging markets strategies. This strategy was significantly positive to the performance of the Portfolio, as the JPMorgan EMBI Global Index rallied 10.73% over the twelve-month period.

•	An underweight to the International StocksPLUS® TR Strategy Fund for the entire period was a significant negative to performance as the MSCI EAFE Index rallied 29.67%.

•	An underweight to real estate investment trusts (“REITs”) in the first month of the period was significantly positive to performance. Also, an overweight in the second quarter was positive due to positive REIT performance. However, an underweight in the second half of the period was negative as REITs continued to rise. Overall, REITs added to performance and the Dow Jones Wilshire REIT Index returned 13.99% for the period.

4	Annual Report	December 31, 2005

Financial Highlights

All Asset Portfolio (Class M)

Selected Per Share Data for the Year or Period Ended:	12/31/2005		4/30/2004- 12/31/2004

Net asset value beginning of period	$11.60		$10.59
Net investment income (a)	0.85		0.96
Net realized/unrealized gain on investments (a)	(0.16)		0.39
Total income from investment operations	0.69		1.35
Dividends from net investment income	(0.45)		(0.33)
Distributions from net realized capital gains	(0.04)		(0.01)
Total distributions	(0.49)		(0.34)
Net asset value end of period	$11.80		$11.60
Total return	5.94%		12.85%
Net assets end of period (000s)	$67,365		$18,345
Ratio of net expenses to average net assets	0.89	%(b)(c)	0.87	%*(b)(c)
Ratio of net investment income to average net assets	7.16%		12.66	%*
Portfolio turnover rate	75%		93%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding Underlying PIMS Funds’ expenses in which the Portfolio invests.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.90%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

All Asset Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments in Affiliates, at value	$326,772
Cash	1
Receivable for Portfolio shares sold	134
Interest and dividends receivable from Affiliates	1,168
328,075

Liabilities:

Payable for investments in Affiliates purchased	$1,526
Payable for Portfolio shares redeemed	39
Accrued investment advisory fee	58
Accrued administration fee	73
Accrued servicing fee	57
Recoupment payable to Manager	14
1,767

Net Assets	$326,308

Net Assets Consist of:

Paid in capital	$319,885
Undistributed net investment income	7,118
Accumulated undistributed net realized gain	1,469
Net unrealized (depreciation)	(2,164)
$326,308

Net Assets:

Administrative Class	$251,482
Advisor Class	7,461
Class M	67,365

Shares Issued and Outstanding:

Administrative Class	21,284
Advisor Class	631
Class M	5,709

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$11.81
Advisor Class	11.82
Class M	11.80

Cost of Investments in Affiliates Owned	$328,936

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

All Asset Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$16
Dividends from Affiliate investments	18,458
Miscellaneous income	6
Total Income	18,480

Expenses:

Investment advisory fees	479
Administration fees	599
Servicing fees - Administrative Class	286
Distribution fees - Advisor Class	5
Distribution fees - Class M	209
Miscellaneous expense	12
Total Expenses	1,590
Reimbursement by Manager	(28)
Net Expenses	1,562

Net Investment Income	16,918

Net Realized and Unrealized Gain (Loss):

Net realized gain on Affiliate investments	1,306
Net capital gain distributions received from Underlying Funds	712
Net change in unrealized (depreciation) on Affiliate investments	(3,656)
Net (Loss)	(1,638)

Net Increase in Net Assets Resulting from Operations	$15,280

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

All Asset Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$16,918	$4,788
Net realized gain on Affiliate investments	1,306	113
Net capital gain distributions received from Underlying Funds	712	398
Net change in unrealized appreciation (depreciation) on Affiliate investments	(3,656)	1,465
Net increase resulting from operations	15,280	6,764

Distributions to Shareholders:

From net investment income
Administrative Class	(9,080)	(2,731)
Advisor Class	(160)	0
Class M	(2,166)	(475)

From net realized capital gains
Administrative Class	(735)	(98)
Advisor Class	(22)	0
Class M	(198)	(17)

Total Distributions	(12,361)	(3,321)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	166,191	98,030
Advisor Class	7,545	10
Class M	54,317	18,815

Issued as reinvestment of distributions
Administrative Class	9,815	2,829
Advisor Class	182	0
Class M	2,364	492

Cost of shares redeemed
Administrative Class	(29,204)	(2,625)
Advisor Class	(208)	0
Class M	(8,152)	(1,472)
Net increase resulting from Portfolio share transactions	202,850	116,079

Total Increase in Net Assets	205,769	119,522

Net Assets:

Beginning of period	120,539	1,017
End of period*	$326,308	$120,539

*Including undistributed net investment income of:	$7,118	$1,810

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

All Asset Portfolio (a)

December 31, 2005

Value
Shares	(000s)

PIMCO FUNDS (b) 100.0%

CommodityRealReturn Strategy	806,450	$11,984
Convertible	98,020	1,193
Developing Local Markets	2,314,000	23,695
Emerging Markets Bond	2,358,992	26,326
Floating Income	2,290,588	23,662
Foreign Bond (Unhedged)	726,665	7,223
Fundamental IndexPLUS	126,903	1,258
Fundamental IndexPLUS TR	1,070,390	10,704
GNMA	290,388	3,197
High Yield	2,097,081	20,384
International StocksPLUS® TR Strategy	903,081	10,584
Long-Term U.S. Government	3,575,106	39,326
Low Duration	484,900	4,844
Real Return	3,929,963	43,544
Real Return Asset	4,191,771	49,421
RealEstateRealReturn Strategy	1,300,422	10,989
StocksPLUS®	6,943	70
StocksPLUS® Total Return	146,681	1,687
Total Return	2,502,946	26,281
Total Return Mortgage	949,971	10,041

Total PIMCO Funds (Cost $328,577)		326,413

SHORT-TERM INSTRUMENTS 0.1%
	Principal Amount (000s)
Repurchase Agreement 0.1%
State Street Bank
3.900% due 01/03/2006	$359	359

(Dated 12/30/2005. Collateralized by Federal Home Loan Bank 4.375% due 09/17/2010 valued at $370. Repurchase proceeds are $359.)
Total Short-Term Instruments (Cost $359)		359

Total Investments 100.1%		$326,772
(Cost $328,936)
Other Assets and Liabilities (Net) (0.1%)		(464)

Net Assets 100.0%		$326,308

Notes to Schedule of Investments:

(a) The All Asset Portfolio is investing in shares of affiliated funds.

(b) Institutional Class of each PIMCO Funds.

See accompanying notes	December 31, 2005	Annual Report	9

Notes to Financial Statements

December 31, 2005

1. Organization

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Administrative, Advisor and Class M. Information presented in these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in Funds within the PIMCO Funds are valued at their net asset value as reported by the Underlying Funds.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The All Asset Portfolio (“the Portfolio”) intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

To the extent the Portfolio invests in the CommodityRealReturn Strategy Fund® (“the Fund”), an Underlying Fund with investments as described in the following paragraph, the Portfolio would be subject to the risk of diminished investment returns if the Fund was to fail to qualify as a regulated investment company and was subject to federal income tax. Moreover, depending upon the composition of the Portfolio’s investments, any failure of the Fund to qualify as a regulated investment company could jeopardize the Portfolio’s own qualification, if it thereby failed to satisfy the asset diversification requirement.

The Fund currently gains most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and commodity-linked structured notes.

One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain

10	Annual Report	December 31, 2005

securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”).

On December 16, 2005, the Internal Revenue Service announced a Revenue Ruling that would cause certain income from commodity-linked swaps in which the Fund invests to not be considered Qualifying Income after June 30, 2006. The Revenue Ruling would limit the extent to which the Fund may invest in such commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006 to a maximum of 10 percent of its gross income, including any other items not considered Qualifying Income.

The Revenue Ruling has no immediate impact on the current operations of the Fund and will not affect the ability of the Fund to qualify as a regulated investment company for tax purposes for periods through June 30, 2006.

Absent contrary tax guidance from the Internal Revenue Service, PIMCO believes it can continue to operate the Fund consistent with both the Revenue Ruling and its current investment policies using (i) alternative investments, such as commodity-linked notes, and/or (ii) alternative structures within the Portfolio. PIMCO believes that these changes can be made prior to June 30, 2006. The use of alternative investments and structures could negatively affect the Fund’s investment return. Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account and Variable Contracts.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

Underlying Funds. The Portfolio may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Underlying Funds are the Institutional Class shares of the PIMCO Funds, an affiliated open-end investment company, except All Asset and All Asset All Authority Funds. Though it is anticipated that the All Asset Portfolio will not currently invest in the European StocksPLUS® Total Return Strategy, Far East (ex-Japan) StocksPLUS® Total Return Strategy, Japanese StocksPLUS® TR Strategy, StocksPLUS® Municipal-Backed and StocksPLUS® TR Short Strategy Funds, the Portfolio may invest in these Funds in the future, without shareholder approval, at the discretion of the Portfolio’s asset allocation sub-adviser.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.20%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the All Asset Portfolio and selects the Underlying Funds in which the All Asset Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.20% of the average daily net assets of the Portfolio.

PIMCO has contractually agreed, for the All Asset Portfolio’s current fiscal year, to reduce its Advisory Fee to the extent that the Underlying Funds’ Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future period, not to exceed three years, provided total expenses, including such Recoupment, do not exceed the annual expense limit.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

December 31, 2005	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2005

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Class M	0.90%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2003	12/31/2004	12/31/2005
Amount Available for Reimbursement	$39	$0	$0

For the current period ended December 31, 2005, each unaffiliated Trustee receives an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair receives an additional annual retainer of $500 and each Audit Committee Chair receives an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Risk Factors of the Portfolio

Investing in the Underlying Funds through the All Asset Portfolio involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the All Asset Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps; caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities, instruments issued by trusts, partnerships or other issuers, including pass-through certificated representing participation in, or debt instruments backed by, the securities owned by such issuers. The Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivatives securities including future contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks. Accordingly, the All Asset Portfolio’s investment performance depends upon the ability of the Underlying Funds to achieve their objective. There can be no assurance that the investment objectives of any Underlying Funds will be achieved.

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the Underlying Funds.

5. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

12	Annual Report	December 31, 2005

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$386,421	$177,464

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Administrative Class	14,121	$166,191	8,679	$98,030
Advisor Class	632	7,545	1	10
Class M	4,617	54,317	1,668	18,815

Issued as reinvestment of distributions
Administrative Class	828	9,815	244	2,829
Advisor Class	15	182	0	0
Class M	200	2,364	43	492

Cost of shares redeemed
Administrative Class	(2,453)	(29,204)	(229)	(2,625)
Advisor Class	(17)	(208)	0	0
Class M	(689)	(8,152)	(130)	(1,472)

Net increase resulting from Portfolio share transactions	17,254	$202,850	10,276	$116,079

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	1	88	*
Advisor Class	2	96
Class M	2	98

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

7. Affiliated Transactions

The Underlying Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2005 (amounts in thousands):

Underlying Fund	Market Value December 31, 2004	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value December 31, 2005	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy Fund®	$18,000	$15,098	$22,043	$(168)	$11,984	$2,292	$716
Convertible Fund	1,520	667	953	34	1,193	33	(42)
Developing Local Markets Fund	0	23,596	124	222	23,695	181	27
Emerging Markets Bond Fund	15,392	27,579	17,625	1,179	26,326	2,582	198
European Convertible Fund	2,728	1,448	3,999	0	0	65	(47)
Floating Income Fund	11,082	25,942	13,639	311	23,662	1,047	33
Foreign Bond Fund (Unhedged)	6,277	11,280	9,203	(484)	7,223	285	(369)
Fundamental IndexPLUS Fund	0	1,271	0	(14)	1,258	67	0
Fundamental IndexPLUS TR Fund	0	10,831	0	(127)	10,704	367	0
GNMA Fund	8,865	5,501	11,141	7	3,197	266	(59)
High Yield Fund	7,404	24,586	11,269	169	20,384	1,482	(249)
International StocksPLUS® TR Strategy Fund	5,088	9,191	3,555	(187)	10,584	1,009	(173)
Long-Term U.S. Government Fund	2,073	41,044	3,401	(481)	39,326	632	66
Low Duration Fund	0	5,501	653	(2)	4,844	24	(2)
Real Return Fund	6,859	42,231	4,615	(858)	43,544	1,587	234
Real Return Asset Fund	7,317	51,317	8,621	(414)	49,421	2,170	130
RealEstateRealReturn Strategy Fund	3,737	21,526	14,542	(910)	10,989	2,912	1,091
Short-Term Fund	0	16,790	16,773	0	0	59	(17)
StocksPLUS® Fund	10,313	7,549	17,532	3	70	92	272
StocksPLUS® Total Return Fund	10,287	2,943	11,137	(31)	1,687	207	238
Total Return Fund	2,866	26,057	2,348	(282)	26,281	699	(19)
Total Return Mortgage Fund	0	14,473	4,291	(131)	10,041	400	(10)
Totals	$119,808	$386,421	$177,464	$(2,164)	$326,413	$18,458	$2,018

8. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$ 7,611	$1,467	$(2,655)	$0	$0	$0

(1)	Adjusted for deferral of realized losses for certain wash sales.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(2)
$ 329,427	$1,925	$(4,580)	$(2,655)

(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(3)	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$ 11,761	$600	$0
12/31/04	3,305	16	0

(3)	Includes short-term capital gains.

14	Annual Report	December 31, 2005

9. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2005	Annual Report	15

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2005:

All Asset Portfolio	0.22%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

All Asset Portfolio	0.32%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

16	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Class M Shareholders of the All Asset Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the M share class present fairly, in all material respects, the financial position of the All Asset Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the M share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	19

Approval of Renewal of Investment Advisory Contract, Administration Agreement and Asset Allocation Sub-Advisory Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Research Affiliates LLC (“RALLC”), on behalf of the All Asset Portfolio, a series of the Trust. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements and Sub-Advisory Agreement, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and RALLC and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO with input (and some materials) provided by RALLC in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Similarly, the Board considered the asset-allocation services provided by RALLC to the All Asset Portfolio. The Board considered RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and the financial strength of the organization.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s

20	Annual Report	December 31, 2005

performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three and five-year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five- year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements and the Sub-Advisory Agreement will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

December 31, 2005	Annual Report	21

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC continued to be excellent and favored renewal of the Agreements and the Sub-Advisory Agreement. The Board concluded that the Agreements and the Sub-Advisory Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements and the Sub-Advisory Agreement was in the best interests of the Portfolios and their shareholders.

22	Annual Report	December 31, 2005

Investment Sub-Adviser

Research Affiliates, LLC

800 E. Colorado Boulevard

Pasadena, California 91101

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

COMMODITYREALRETURN STRATEGY PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the CommodityRealReturn Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, mortgage risk, non-U.S. investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, and tax risk. A description of these risks is contained in the Portfolio’s prospectus.

The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

One of the requirements for favorable tax treatment as a regulated investment company under the Internal Revenue Code is that the Portfolio derive at least 90 percent of its gross income from certain qualifying sources of income. On December 16, 2005, the Internal Revenue Service announced a Revenue Ruling that would cause certain income from commodity-linked swaps in which the CommodityRealReturn Strategy Portfolio invests to not be considered qualifying income after June 30, 2006. The Revenue Ruling would limit the extent to which the Portfolio may invest in such commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006 to a maximum of 10 percent of its gross income. The Revenue Ruling has no immediate impact on the current operations of the Portfolio and will not affect the ability of the Portfolio to qualify as a regulated investment company for tax purposes for periods through June 30, 2006.

Absent contrary tax guidance from the Internal Revenue Service, PIMCO believes it can continue to operate the Portfolio consistent with both the Revenue Ruling and its current investment policies using (i) alternative investments, such as commodity-linked notes, and/or (ii) alternative structures within the Portfolio. PIMCO believes that these changes can be made prior to June 30, 2006. The use of alternative investments and structures could negatively affect the Portfolio’s investment return.

The Portfolio may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

If the Portfolio were to seek exposure to the commodity markets through investments in these notes, it is possible that a lesser amount of the Portfolio’s assets would be available for investment in inflation-indexed instruments and other fixed income instruments, which could adversely affect the Portfolio’s total return.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The Portfolio may invest in commodity-linked derivative instruments which may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

2	Annual Report	December 31, 2005

Important Information (continued)

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

Portfolio Benchmark

Dow Jones — AIG Commodity Total Return Index is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

CommodityRealReturn Strategy Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                      CommodityRealReturn            Dow Jones - AIG
                       Strategy Portfolio            Commodity Total
                      Administrative Class             Return Index
                      --------------------           ---------------
06/30/2004                 $10,000                      $10,000
07/31/2004                  10,160                       10,177
08/31/2004                  10,220                        9,991
09/30/2004                  10,920                       10,675
10/31/2004                  11,230                       10,856
11/30/2004                  11,050                       10,726
12/31/2004                  10,651                       10,199
01/31/2005                  10,743                       10,306
02/28/2005                  11,443                       11,034
03/31/2005                  11,855                       11,427
04/30/2005                  11,386                       10,760
05/31/2005                  11,386                       10,677
06/30/2005                  11,535                       10,856
07/31/2005                  11,709                       11,343
08/31/2005                  12,813                       12,199
09/30/2005                  13,299                       12,767
10/31/2005                  12,285                       11,965
11/30/2005                  12,244                       11,996
12/31/2005                  12,684                       12,378

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

Short-Term Instruments‡‡	47.3%
U.S. Treasury Obligations‡‡	44.2%
Asset-Backed Securities‡‡	2.8%
U.S. Government Agencies‡‡	2.4%
Other	3.3%

‡ % of Total Investments as of December 31, 2005

‡‡ Primarily serving as collateral for commodity-linked derivative positions

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	Portfolio Inception (06/30/04)
	CommodityRealReturn Strategy Portfolio Administrative Class	19.08%	17.12%
- - - - - - -	Dow Jones–AIG Commodity Total Return Index	21.36%	15.25%
	All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,099.60	$1,020.67
Expenses Paid During Period†	$4.76	$4.58

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The CommodityRealReturn Strategy Portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

•	For the twelve-month period ended December 31, 2005, the Portfolio’s Administrative Class shares returned 19.08%, underperforming the 21.36% return for the Dow Jones–AIG Commodity Total Return Index.

•	Commodities rallied for the period, driven mainly by global growth, particularly in Asia, amidst diminishing commodity inventories.

•	For the period, ten-year real yields increased by 0.42%, compared to a 0.12% increase for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a Treasury Inflation-Protected Securities (“TIPS”) and a nominal yield on a Treasury of the same maturity, was 2.32% at December 31, 2005 for the ten-year maturity. This compares to a breakeven yield of 2.62% on December 31, 2004. The twelve-month CPI-U change for the period ended December 31, 2005 was 3.42%.

•	The effective duration of the Portfolio was 6.48 years on December 31, 2005 compared to a duration of 6.59 years for the Lehman Brothers U.S. TIPS Index, which serves as a proxy against which the TIPS portfolio underlying the commodity exposure can be measured.

•	The Portfolio’s net short exposure to nominal bonds during the first two months of the period (primarily via pay-fixed interest rate swaps) was significantly positive for performance as nominal yields rose over that period.

•	The Portfolio’s emphasis on European nominal bonds for the first seven months of the period was positive as nominal yields in Europe fell while yields rose in the U.S.

•·	Overweight short maturity TIPS for a majority of the period was negative due to the real yield curve flattening.

•	Mortgage holdings during the second half of the period was a significant negative as this sector underperformed duration matched Treasuries.

4	Annual Report	December 31, 2005

Financial Highlights

CommodityRealReturn Strategy Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2005	06/30/2004- 12/31/2004

Net asset value beginning of period	$10.49	$10.00
Net investment income (a)	0.35	0.07
Net realized/unrealized gain on investments (a)	1.64	0.58
Total income from investment operations	1.99	0.65
Dividends from net investment income	(0.22)	0.00
Distributions from net realized capital gains	(0.01)	(0.16)
Total distributions	(0.23)	(0.16)
Net asset value end of period	$12.25	$10.49
Total return	19.08%	6.51%
Net assets end of period (000s)	$106,943	$3,358
Ratio of net expenses to average net assets	0.89%	0.90	%*(b)(c)
Ratio of net investment income to average net assets	2.92%	1.36	%*
Portfolio turnover rate	1415%	700%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.89%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.58%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

CommodityRealReturn Strategy Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$206,970
Cash	3
Foreign currency, at value	35
Receivable for investments sold	33
Receivable for Portfolio shares sold	422
Interest and dividends receivable	278
Variation margin receivable	9
Swap premiums paid	1
Unrealized appreciation on swap agreements	10
Other assets	337
208,098

Liabilities:

Payable for investments purchased	$4,665
Payable for investments purchased on delayed-delivery basis	95,462
Written options outstanding	4
Accrued investment advisory fee	44
Accrued administration fee	23
Variation margin payable	2
Recoupment payable to Manager	1
Swap premiums received	25
Unrealized depreciation on swap agreements	929
101,155

Net Assets	$106,943

Net Assets Consist of:

Paid in capital	$104,734
Undistributed net investment income	3,779
Accumulated undistributed net realized (loss)	(766)
Net unrealized (depreciation)	(804)
$106,943

Net Assets:

Administrative Class	$106,943

Shares Issued and Outstanding:

Administrative Class	8,727

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$12.25

Cost of Investments Owned	$207,127
Cost of Foreign Currency Held	$35
Premiums Received on Written Options	$6

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

CommodityRealReturn Strategy Portfolio

Amounts in thousands
Year Ended December 31, 2005

Investment Income:

Interest	$1,302
Total Income	1,302

Expenses:

Investment advisory fees	168
Administration fees	86
Servicing fees - Administrative Class	51
Trustees’ fees	1
Interest expense	1
Miscellaneous expense	1
Total Expenses	308

Net Investment Income	994

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(775)
Net realized gain on futures contracts, options and swaps	3,919
Net realized (loss) on foreign currency transactions	(9)
Net change in unrealized appreciation on investments	135
Net change in unrealized (depreciation) on futures contracts, options and swaps	(891)
Net Gain	2,379

Net Increase in Net Assets Resulting from Operations	$3,373

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

CommodityRealReturn Strategy Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Period from June 30, 2004 to December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$994	$22
Net realized gain	3,135	221
Net change in unrealized (depreciation)	(756)	(48)
Net increase resulting from operations	3,373	195

Distributions to Shareholders:

From net investment income
Administrative Class	(1,210)	0

From net realized capital gains
Administrative Class	(100)	(49)

Total Distributions	(1,310)	(49)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	107,935	3,226

Issued as reinvestment of distributions
Administrative Class	1,298	50

Cost of shares redeemed
Administrative Class	(7,711)	(64)
Net increase resulting from Portfolio share transactions	101,522	3,212

Total Increase in Net Assets	103,585	3,358

Net Assets:

Beginning of period	3,358	0
End of period*	$106,943	$3,358

*Including undistributed net investment income of:	$3,779	$194

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

CommodityRealReturn Strategy Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 1.5%

Atlantic & Western Re Ltd.
10.769% due 01/09/2009 (a)	$300	$299
Ford Motor Credit Co.
5.349% due 09/28/2007 (a)	200	185
General Electric Capital Corp.
4.529% due 12/12/2008 (a)	100	100
Morgan Stanley
4.120% due 02/03/2007 (a)	1,000	1,001

Total Corporate Bonds & Notes (Cost $1,597)		1,585

U.S. GOVERNMENT AGENCIES 4.7%

Fannie Mae
4.198% due 11/01/2034 (a)	372	368
4.363% due 03/01/2044 (a)	1,360	1,369
5.500% due 09/01/2035-01/12/2036 (d)	2,696	2,670
Freddie Mac
4.509% due 08/25/2031 (a)	9	10
4.526% due 02/25/2045 (a)	618	622

Total U.S. Government Agencies (Cost $5,020)		5,039

U.S. TREASURY OBLIGATIONS 89.9%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	1,874	1,889
3.625% due 01/15/2008	3,431	3,524
3.875% due 01/15/2009	3,983	4,188
4.250% due 01/15/2010	5,883	6,380
0.875% due 04/15/2010	9,614	9,142
3.500% due 01/15/2011	1,706	1,823
3.000% due 07/15/2012	5,614	5,937
1.875% due 07/15/2013	1,185	1,169
2.000% due 01/15/2014	3,106	3,090
2.000% due 07/15/2014	4,725	4,700
1.625% due 01/15/2015	518	499
1.875% due 07/15/2015	23,821	23,434
2.375% due 01/15/2025	9,754	10,255
3.625% due 04/15/2028	6,363	8,210
3.875% due 04/15/2029	5,417	7,312
U.S. Treasury Note
4.500% due 11/15/2015	4,500	4,538

Total U.S. Treasury Obligations (Cost $96,245)		96,090

MORTGAGE-BACKED SECURITIES 0.4%

First Horizon Alternative Mortgage Securities
4.768% due 06/25/2034 (a)	75	75
GGP Mall Properties Trust
5.007% due 11/15/2011	96	96
Greenpoint Mortgage Funding Trust
4.649% due 11/25/2045 (a)	97	96
SACO I, Inc.
4.489% due 10/25/2033 (a)	181	182

Total Mortgage-Backed Securities (Cost $449)		449

ASSET-BACKED SECURITIES 5.3%

AAA Trust
4.479% due 11/26/2035 (a)	76	76
ACE Securities Corp.
4.489% due 10/25/2035 (a)	274	274
Argent Securities, Inc.
4.499% due 10/25/2035 (a)	87	88
4.519% due 12/25/2035 (a)	483	483
Asset-Backed Securities Corp. Home Equity
4.489% due 02/25/2035 (a)	51	51
Asset-Backed Funding Certificates
4.489% due 08/25/2035 (a)	226	226

Bear Stearns Asset-Backed Securities, Inc.
4.589% due 01/25/2029 (a)	$55	$55
4.579% due 09/25/2034 (a)	46	46
Citigroup Mortgage Loan Trust, Inc.
4.489% due 09/25/2035 (a)	167	167
Countrywide Asset-Backed Certificates
4.479% due 08/25/2035 (a)	89	89
4.569% due 08/25/2035 (a)	100	100
FBR Securitization Trust
4.499% due 09/25/2035 (a)	152	152
4.559% due 09/25/2035 (a)	100	100
4.489% due 10/25/2035 (a)	830	831
4.499% due 10/25/2035 (a)	94	94
First NLC Trust
4.489% due 12/25/2035 (a)	186	186
First USA Credit Card Master Trust
4.560% due 10/20/2008 (a)	200	200
Ford Credit Auto Owner Trust
4.240% due 03/15/2008	100	100
Fremont Home Loan Trust
4.460% due 01/25/2036 (a)	500	501
GSAMP Trust
4.489% due 01/25/2036 (a)	291	291
Home Equity Asset Trust
4.489% due 02/25/2036 (a)	96	96
Indymac Residential Asset-Backed Trust
4.470% due 03/25/2036 (a)	100	100
Long Beach Mortgage Loan Trust
4.579% due 11/25/2034 (a)	98	99
Morgan Stanley ABS Capital I
4.529% due 11/25/2034 (a)	90	90
New Century Home Equity Loan Trust
4.489% due 09/25/2035 (a)	82	82
Park Place Securities, Inc.
4.549% due 02/25/2035 (a)	53	53
Residential Asset Securities Corp.
4.479% due 05/25/2027 (a)	191	191
Residential Funding Mortgage Securities II, Inc.
4.519% due 05/25/2015 (a)	188	188
Soundview Home Equity Loan Trust
4.489% due 05/25/2035 (a)	159	159
Structured Asset Investment Loan Trust
4.469% due 07/25/2035 (a)	74	74
Structured Asset Securities Corp.
4.509% due 12/25/2035 (a)	388	388
Wachovia Mortgage Loan Trust LLC
4.489% due 10/25/2035 (a)	84	84

Total Asset-Backed Securities (Cost $5,710)		5,714

SOVEREIGN ISSUES 0.2%

Brazilian Government International Bond
5.250% due 04/15/2012 (a)	76	76
7.875% due 03/07/2015	100	107

Total Sovereign Issues (Cost $177)		183

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
90-Day Eurodollar December Futures (CME)
Strike @ $92.50 Exp. 12/18/2006	32	0
Strike @ $92.00 Exp. 12/18/2006	50	1
	Principal Amount (000s)

Treasury Inflation Protected Security (OTC)
2.375% due 01/15/2025
Strike @ $79.00 Exp. 01/17/2006	$10,000	0

Total Purchased Put Options (Cost $3)		1

SHORT-TERM INSTRUMENTS 91.5%
Commercial Paper 78.4%
Anz Delaware, Inc.
4.063% due 01/18/2006	$700	$699
4.065% due 01/19/2006	700	699
ASB Bank Ltd.
4.085% due 01/18/2006	800	799
Bank of Ireland
3.960% due 01/27/2006	900	898
4.330% due 02/23/2006	1,800	1,789
Barclays U.S. Funding Corp.
4.155% due 02/21/2006	500	497
4.200% due 02/27/2006	100	99
4.410% due 03/29/2006	2,500	2,473
BNP Paribas Finance
4.118% due 02/21/2006	1,400	1,392
4.340% due 03/02/2006	1,300	1,291
CBA (de) Finance
4.120% due 01/25/2006	300	299
4.380% due 03/14/2006	1,700	1,685
CDC Commercial Paper, Inc.
4.170% due 02/06/2006	1,400	1,394
4.280% due 02/22/2006	500	497
4.440% due 04/19/2006	1,200	1,184
Danske Corp.
3.990% due 01/09/2006	400	400
4.260% due 01/09/2006	1,400	1,399
3.800% due 01/17/2006	400	399
4.150% due 02/27/2006	600	596
Dexia Delaware LLC
4.160% due 02/02/2006	2,100	2,093
4.375% due 03/13/2006	900	892
DnB NORBank ASA
4.060% due 01/19/2006	1,200	1,198
4.170% due 02/03/2006	100	100
4.265% due 02/22/2006	700	696
4.440% due 04/21/2006	1,100	1,085
Fannie Mae
4.060% due 02/01/2006	2,100	2,093
3.980% due 02/22/2006	2,300	2,286
4.083% due 03/08/2006	2,400	2,380
4.234% due 03/15/2006	800	793
4.240% due 03/15/2006	2,200	2,180
3.994% due 03/29/2006	600	593
Federal Home Loan Bank
3.350% due 01/03/2006	2,800	2,800
ForeningsSparbanken AB
4.050% due 01/19/2006	1,700	1,697
4.405% due 03/28/2006	900	890
Freddie Mac
3.882% due 01/03/2006	2,000	2,000
3.843% due 01/10/2006	400	400
4.000% due 01/24/2006	2,300	2,295
3.655% due 02/28/2006	900	894
4.234% due 03/07/2006	600	595
3.965% due 03/28/2006	600	594
4.354% due 05/16/2006	1,400	1,376
General Electric Capital Corp.
4.090% due 01/19/2006	900	898
4.120% due 01/24/2006	100	100
4.380% due 03/15/2006	1,000	991
HBOS Treasury Services PLC
4.285% due 02/23/2006	700	696
4.190% due 02/27/2006	1,300	1,292
4.360% due 03/07/2006	800	793
4.385% due 03/14/2006	300	297
ING U.S. Funding LLC
4.340% due 03/03/2006	2,600	2,581
National Australia Funding, Inc.
4.300% due 01/04/2006	2,800	2,800
Nordea North America, Inc.
4.075% due 01/20/2006	700	699
4.085% due 01/20/2006	400	399
4.345% due 03/06/2006	1,000	992

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

CommodityRealReturn Strategy Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Rabobank USA Financial Corp.
4.290% due 01/03/2006	$2,800	$2,800
San Paolo U.S. Holding Company, Inc.
4.135% due 02/24/2006	2,000	1,988
Skandinaviska Enskilda Banken AB
3.985% due 01/05/2006	500	500
4.070% due 01/19/2006	600	599
Societe Generale N.A.
4.310% due 01/03/2006	400	400
4.060% due 01/17/2006	400	399
4.340% due 03/06/2006	2,300	2,282
Spintab AB
4.300% due 02/24/2006	500	497
Statens Bostadsfin Bank
4.340% due 03/06/2006	2,500	2,480
Svenska Handelsbanken, Inc.
4.160% due 02/02/2006	2,100	2,093
4.340% due 03/06/2006	600	595
UBS Finance Delaware LLC
4.190% due 01/03/2006	100	100
4.290% due 01/03/2006	1,800	1,800
3.975% due 01/30/2006	500	498
4.155% due 02/28/2006	700	695
Unicredit Delaware, Inc.
4.210% due 02/08/2006	2,100	2,091

Westpac Capital Corp.
4.060% due 01/17/2006	$1,200	$1,198
4.300% due 02/21/2006	500	497
Westpac Trust Securities NZ Ltd.
4.440% due 04/28/2006	1,400	1,379

		83,848

Repurchase Agreements 12.5%
Credit Suisse First Boston
3.400% due 01/03/2006	12,100	12,100
(Dated 12/30/2005. Collateralized by U.S. Treasury Note 3.750% due 03/31/2007 valued at $12,375. Repurchase proceeds are $12,105.)
State Street Bank
3.900% due 01/03/2006	1,261	1,261

(Dated 12/30/2005. Collateralized by Fannie Mae 5.000% due 01/15/2007 valued at $1,287. Repurchase proceeds are $1,262.)
		13,361

U.S. Treasury Bills 0.6%
3.861% due 03/02/2006-03/16/2006 (d)(e)(f)	705	700

Total Short-Term Instruments (Cost $97,926)		97,909

Total Investments (b) 193.5%	$206,970
(Cost $207,127)
Written Options (h) (0.0%)	(4)
(Premiums $6)
Other Assets and Liabilities (Net) (93.5%)	(100,023)

Net Assets 100.0%	$106,943

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) As of December 31, 2005, portfolio securities with an aggregate market value of $1,801 were valued with reference to securities whose prices are more readily obtainable.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $497 have been pledged as collateral for swap and swaption contracts on December 31, 2005.

(f) Securities with an aggregate market value of $203 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures	Long	06/2006	8	$ 1
90-Day Eurodollar Futures	Long	12/2006	13	0
90-Day Eurodollar Futures	Long	03/2007	13	0
90-Day Eurodollar Futures	Long	06/2007	13	1
90-Day Eurodollar Futures	Long	09/2007	13	1
Euro-Bund 10-Year Note Futures	Long	03/2006	5	6
U.S. Treasury 5-Year Note Futures	Long	03/2006	4	2
U.S. Treasury 10-Year Note Futures	Short	03/2006	7	(2)
U.S. Treasury 30-Year Bond Futures	Short	03/2006	32	(69)

				$ (60)

(g) Swap agreements outstanding on December 31, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	6-month BP-LIBOR	Pay	5.000%	06/15/2008	BP	100	$2
Barclays Bank PLC	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EC	500	3
Goldman Sachs & Co.	6-month EC-LIBOR	Receive	4.500%	06/17/2015		200	(2)
Barclays Bank PLC	3-month USD-LIBOR	Pay	5.000%	06/21/2008		$900	2
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.000%	06/21/2013		300	(2)
Barclays Bank PLC	3-month USD-LIBOR	Pay	5.000%	06/21/2016		250	3

							$6

Total Return Swaps
Counterparty	Receive Total Return	Pay	Expiration Date	Notional Amount	Unrealized (Depreciation)
J.P. Morgan Chase & Co.	Dow Jones - AIG Commodity Index Total Return	3-month U.S. Treasury Bill rate plus a specified spread	01/23/2006	$51,400	$ (442)
Morgan Stanley Dean Witter & Co.	Dow Jones - AIG Commodity Index Total Return	3-month U.S. Treasury Bill rate plus a specified spread	01/23/2006	56,200	(483)

					$ (925)

10	Annual Report	December 31, 2005	See accompanying notes

(h) Written options outstanding on December 31, 2005:
Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$111.00	02/24/2006	9	$2	$2
Put - CBOT U.S. Treasury 10-Year Note March Futures	107.00	02/24/2006	9	4	2

				$6	$4

(i) Forward foreign currency contracts outstanding on December 31, 2005:
Type	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
Buy	JY 10,000	01/2006	$0	$0	$0

See accompanying notes	December 31, 2005	Annual Report	11

Notes to Financial Statements

December 31, 2005

1. Organization

The CommodityRealReturn Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio may offer up to two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on June 30, 2004.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12	Annual Report	December 31, 2005

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio currently gains most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and commodity-linked structured notes.

One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”).

On December 16, 2005, the Internal Revenue Service announced a Revenue Ruling that would cause certain income from commodity-linked swaps in which the Portfolio invests to not be considered Qualifying Income after June 30, 2006. The Revenue Ruling would limit the extent to which the Portfolio may invest in such commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006 to a maximum of 10 percent of its gross income, including any other items not considered Qualifying Income.

The Revenue Ruling has no immediate impact on the current operations of the Portfolio and will not affect the ability of the Portfolio to qualify as a regulated investment company for tax purposes for periods through June 30, 2006.

Absent contrary tax guidance from the Internal Revenue Service, PIMCO believes it can continue to operate the Portfolio consistent with both the Revenue Ruling and its current investment policies using (i) alternative investments, such as commodity-linked notes, and/or (ii) alternative structures within the Portfolio. PIMCO believes that these changes can be made prior to June 30, 2006. The use of alternative investments and structures could negatively affect the Portfolio’s investment return. Please refer to the prospectus for the Separate Account and Variable Contract for information regarding federal income tax treatment of distributions to the Separate Account and Variable Contracts.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

14	Annual Report	December 31, 2005

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.49%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expense and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

        PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.89%

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2004	12/31/2005
Amount Available for Reimbursement	$ 10	$ 0

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$613,508	$515,057	$8,746	$111

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2004	0	$0	$0
Sales	84	1,800	26
Closing Buys	(21)	0	(7)
Expirations	(45)	(1,800)	(13)
Exercised	0	0	0
Balance at 12/31/2005	18	$0	$6

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Period from 06/30/2004* to 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Administrative Class	8,973	$107,935	321	$3,226

Issued as reinvestment of distributions
Administrative Class	106	1,298	5	50

Cost of shares redeemed
Administrative Class	(672)	(7,711)	(6)	(64)

Net increase resulting from Portfolio share transactions	8,407	$101,522	320	$3,212

*	Inception date of the Portfolio

16	Annual Report	December 31, 2005

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	5	96	*

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ Depreciation(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$ 3,557	$21	$(1,322)	$(12)	$0	$(35)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures and wash sales.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.
(3)	Capital losses realized during the period November 1, 2005 through December 31, 2005 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$208,637	$288	$(1,955)	$(1,667)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/2005	$1,310	$0	$0
12/31/2004	49	0	0

(5)	Includes short-term capital gains.

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

18	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the CommodityRealReturn Strategy Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the CommodityRealReturn Strategy Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	19

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

20	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	21

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

22	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	23

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

24	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

EMERGING MARKETS BOND PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, non-U.S. investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

JPMorgan Emerging Markets Global Index tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in this index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Emerging Markets Bond Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                 Emerging Markets              JPMorgan
                  Bond Portfolio           Emerging Markets
               Administrative Class          Global Index
               --------------------       ------------------
09/30/2002          $10,000                    $10,000
10/31/2002           10,879                     10,616
11/30/2002           11,248                     10,917
12/31/2002           11,665                     11,253
01/31/2003           11,972                     11,438
02/28/2003           12,475                     11,804
03/31/2003           12,902                     11,995
04/30/2003           13,728                     12,678
05/31/2003           14,328                     13,203
06/30/2003           14,225                     13,203
07/31/2003           13,624                     12,735
08/31/2003           14,020                     13,045
09/30/2003           14,540                     13,503
10/31/2003           14,623                     13,569
11/30/2003           14,886                     13,735
12/31/2003           15,356                     14,139
01/31/2004           15,541                     14,211
02/29/2004           15,485                     14,261
03/31/2004           15,853                     14,617
04/30/2004           14,754                     13,823
05/31/2004           14,621                     13,618
06/30/2004           14,888                     13,818
07/31/2004           15,257                     14,228
08/31/2004           15,988                     14,815
09/30/2004           16,272                     15,062
10/31/2004           16,560                     15,304
11/30/2004           16,719                     15,411
12/31/2004           17,215                     15,797
01/31/2005           17,349                     15,896
02/28/2005           17,450                     16,003
03/31/2005           16,967                     15,595
04/30/2005           17,289                     15,841
05/31/2005           17,797                     16,315
06/30/2005           18,069                     16,605
07/31/2005           18,028                     16,564
08/31/2005           18,405                     16,885
09/30/2005           18,721                     17,170
10/31/2005           18,380                     16,917
11/30/2005           18,680                     17,175
12/31/2005           19,066                     17,493

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

COUNTRY ALLOCATION‡

Brazil	24.5%
Short-Term Instruments	19.1%
Russia	15.1%
Mexico	14.3%
Venezuela	4.6%
Other	22.4%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	Portfolio Inception (09/30/02)
	Emerging Markets Bond Portfolio Administrative Class	10.75%	21.94%
- - - - - - -	JPMorgan Emerging Markets Global Index	10.73%	18.76%
	All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,055.20	$1,020.16
Expenses Paid During Period†	$5.18	$5.09

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Emerging Markets Bond Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed income instruments of issuers that economically are tied to countries with emerging securities markets.

•	The Portfolio’s Administrative Class shares returned 10.75% for the twelve-month period ended December 31, 2005, performing in-line with the JPMorgan Emerging Markets Global Index, which returned 10.73%.

•	An overweight position in Brazil was positive; the bonds outperformed the index for the year due to prudent policy management, strong economic fundamentals, and the generalized widening of the emerging markets investor base.

•	An overweight to Russia was positive; one of the strongest performers for 2005, Russia benefited from a surge in international reserves, continued high oil prices and a series of ratings upgrades by S&P, Moody’s and Fitch.

•	An overweight to Ecuador was positive; positive returns were driven by the continued high oil prices and on waning political noise.

•	A significant underweight to Turkey was positive; although the country received a rating upgrade from Moody’s, the bonds fell amid concerns over its growing current account deficit.

•	An underweight to Argentina helped relative returns, following the rally on the completion of a debt exchange in the first half of the year, the bonds suffered a sell-off driven by concerns regarding future reserve levels, changes in the Finance Ministry, and the government’s announcement that it would prepay the International Monetary Fund early and in full out of international reserves.

•	An underweight position in the Philippines significantly hurt relative performance; despite weak fundamentals and a two-notch downgrade, bonds rallied strongly, benefiting from strong regional demand as Asian investors sought yield and seasonal remittance inflows that led to demand by onshore banks for dollar bonds.

•	Below-benchmark duration was positive, as ten-year U.S. Treasury yields rose over the twelve-month period.

•	A strategic allocation in emerging market currencies was slightly negative, as attractive carry* via high local interest rates was not high enough to offset weakness in currencies given headwinds of the strong U.S. dollar in 2005.

*	Carry: interest rate differentials, e.g. the differential in short-term rates between the U.S. and the underlying country.

4	Annual Report	December 31, 2005

Financial Highlights

Emerging Markets Bond Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2005	12/31/2004		12/31/2003		9/30/2002- 12/31/2002

Net asset value beginning of period	$13.21	$12.97		$11.48		$10.00
Net investment income (a)	0.67	0.48		0.62		0.18
Net realized/unrealized gain on investments (a)	0.71	1.03		2.90		1.48
Total income from investment operations	1.38	1.51		3.52		1.66
Dividends from net investment income	(0.68)	(0.51)		(0.65)		(0.18)
Distributions from net realized capital gains	(0.25)	(0.76)		(1.38)		0.00
Total distributions	(0.93)	(1.27)		(2.03)		(0.18)
Net asset value end of period	$13.66	$13.21		$12.97		$11.48
Total return	10.75%	12.11%		31.64%		16.65%
Net assets end of period (000s)	$133,142	$64,598		$50,954		$32,767
Ratio of net expenses to average net assets	1.00%	1.01	%(b)	1.04	%(b)	1.02	%*(b)(c)
Ratio of net investment income to average net assets	5.01%	3.70%		4.78%		6.58	%*
Portfolio turnover rate	242%	484%		451%		91%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.00%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.11%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Emerging Markets Bond Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$150,477
Cash	47
Unrealized appreciation on forward foreign currency contracts	56
Receivable for Portfolio shares sold	112
Interest and dividends receivable	2,538
Unrealized appreciation on swap agreements	540
153,770

Liabilities:

Payable for investments purchased on delayed-delivery basis	$20,356
Unrealized depreciation on forward foreign currency contracts	37
Payable for Portfolio shares redeemed	65
Accrued investment advisory fee	52
Accrued administration fee	46
Accrued servicing fee	16
Variation margin payable	2
Recoupment payable to Manager	4
Swap premiums received	31
Unrealized depreciation on swap agreements	19
20,628

Net Assets	$133,142

Net Assets Consist of:

Paid in capital	$121,699
Undistributed net investment income	2,324
Accumulated undistributed net realized gain	1,670
Net unrealized appreciation	7,449
$133,142

Net Assets:

Administrative Class	$133,142

Shares Issued and Outstanding:

Administrative Class	9,746

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$13.66

Cost of Investments Owned	$143,578

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Emerging Markets Bond Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$5,166
Miscellaneous income	1
Total Income	5,167

Expenses:

Investment advisory fees	387
Administration fees	344
Servicing fees - Administrative Class	129
Trustees’ fees	2
Interest expense	4
Miscellaneous expense	2
Total Expenses	868

Net Investment Income	4,299

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	1,577
Net realized gain on futures contracts, options and swaps	167
Net realized gain on foreign currency transactions	293
Net change in unrealized appreciation on investments	3,129
Net change in unrealized appreciation on futures contracts, options and swaps	145
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(51)
Net Gain	5,260

Net Increase in Net Assets Resulting from Operations	$9,559

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Emerging Markets Bond Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004

Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$4,299	$2,139
Net realized gain	2,037	3,979
Net change in unrealized appreciation	3,223	857
Net increase resulting from operations	9,559	6,975

Distributions to Shareholders:

From net investment income
Administrative Class	(4,422)	(2,290)

From net realized capital gains
Administrative Class	(2,330)	(3,500)

Total Distributions	(6,752)	(5,790)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	67,244	13,765

Issued as reinvestment of distributions
Administrative Class	6,752	5,795

Cost of shares redeemed
Administrative Class	(8,259)	(7,101)
Net increase resulting from Portfolio share transactions	65,737	12,459

Total Increase in Net Assets	68,544	13,644

Net Assets:

Beginning of period	64,598	50,954
End of period*	$133,142	$64,598

*Including undistributed net investment income of:	$2,324	$4,306

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Emerging Markets Bond Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

BRAZIL 27.6%

Brazilian Government International Bond
11.500% due 03/12/2008	$400	$448
9.375% due 04/07/2008	50	54
5.250% due 04/15/2009 (a)	642	640
10.271% due 06/29/2009 (a)	800	925
14.500% due 10/15/2009	540	694
12.000% due 04/15/2010	460	561
10.000% due 08/07/2011	1,250	1,456
11.000% due 01/11/2012	1,160	1,418
5.250% due 04/15/2012 (a)	3,043	3,013
10.250% due 06/17/2013	50	60
10.500% due 07/14/2014	1,220	1,498
7.875% due 03/07/2015	2,100	2,242
8.000% due 01/15/2018	1,258	1,361
8.875% due 10/14/2019	600	674
5.188% due 04/15/2024 (a)	100	98
6.000% due 04/15/2024 (a)	120	117
8.875% due 04/15/2024	200	223
8.750% due 02/04/2025	500	554
10.125% due 05/15/2027	1,740	2,192
12.250% due 03/06/2030	220	318
8.250% due 01/20/2034	3,990	4,245
11.000% due 08/17/2040	10,646	13,736
Petrobras International Finance Co.
7.750% due 09/15/2014	250	271

Total Brazil (Cost $33,199)		36,798

CAYMAN ISLANDS 0.4%

Petroleum Export Ltd.
5.265% due 06/15/2011	$600	591

Total Cayman Islands (Cost $597)		591

CHILE 0.9%

Chile Government International Bond
5.625% due 07/23/2007	$915	928
CODELCO, Inc.
5.625% due 09/21/2035	200	200

Total Chile (Cost $1,138)		1,128

CHINA 1.4%

China Development Bank
5.000% due 10/15/2015	$500	494
Export-Import Bank of China
5.250% due 07/29/2014	800	806
4.875% due 07/21/2015	550	536

Total China (Cost $1,824)		1,836

COLOMBIA 2.3%

Colombia Government International Bond
9.750% due 04/23/2009	$220	249
10.000% due 01/23/2012	100	119
10.750% due 01/15/2013	400	498
8.250% due 12/22/2014	1,650	1,840
10.375% due 01/28/2033	310	410

Total Colombia (Cost $2,954)		3,116

ECUADOR 3.5%

Ecuador Government International Bond
9.000% due 08/15/2030 (a)	$5,019	4,613

Total Ecuador (Cost $3,596)		4,613

EL SALVADOR 0.1%

El Salvador Government International Bond
8.500% due 07/25/2011	$150	$169

Total El Salvador (Cost $162)		169

GUATEMALA 0.5%

Guatemala Government Bond
9.250% due 08/01/2013	$570	664

Total Guatemala (Cost $570)		664

KAZAKHSTAN 1.1%

Tengizchevroil Finance Co.
6.124% due 11/15/2014	$1,450	1,477

Total Kazakhstan (Cost $1,467)		1,477

LUXEMBOURG 0.8%

VTB Capital S.A. for Vneshtorgbank
5.250% due 09/21/2007 (a)	$1,000	1,002

Total Luxembourg (Cost $1,000)		1,002

MALAYSIA 1.0%

Malaysia Government International Bond
8.750% due 06/01/2009	$120	134
7.500% due 07/15/2011	325	364
Petronas Capital Ltd.
7.000% due 05/22/2012	325	358
Tenaga Nasional Bhd.
7.500% due 11/01/2025	250	296
TNB Capital Ltd.
5.250% due 05/05/2015	100	100

Total Malaysia (Cost $1,258)		1,252

MEXICO 16.2%

Banco Mercantil del Norte S.A.
5.875% due 02/17/2014 (a)	$145	145
Mexico Government International Bond
10.375% due 02/17/2009	375	433
8.375% due 01/14/2011	860	983
7.500% due 01/14/2012	485	542
5.875% due 01/15/2014	250	259
6.625% due 03/03/2015	950	1,043
11.375% due 09/15/2016	25	37
8.125% due 12/30/2019	1,324	1,629
8.300% due 08/15/2031	2,415	3,109
7.500% due 04/08/2033	1,000	1,186
6.750% due 09/27/2034	3,650	4,001
Pemex Project Funding Master Trust
8.000% due 11/15/2011	250	281
7.375% due 12/15/2014	615	685
5.750% due 12/15/2015	5,600	5,579
9.750% due 03/30/2018	127	162
8.625% due 02/01/2022	1,200	1,482

Total Mexico (Cost $20,868)		21,556

MOROCCO 0.1%

Kingdom of Morocco
2.000% due 01/05/2009 (a)	$175	175

Total Morocco (Cost $165)		175

PANAMA 2.0%

Panama Government International Bond
9.625% due 02/08/2011		$210	$246
9.375% due 07/23/2012		610	717
7.250% due 03/15/2015		150	160
7.125% due 01/29/2026		1,165	1,185
8.875% due 09/30/2027		80	96
9.375% due 04/01/2029		200	252

Total Panama (Cost $2,532)			2,656

PERU 2.8%

Peru Government International Bond
9.125% due 01/15/2008		$650	702
9.125% due 02/21/2012		1,720	1,974
5.000% due 03/07/2017 (a)		970	910
Southern Peru Copper Corp.
7.500% due 07/27/2035		100	100

Total Peru (Cost $3,629)			3,686

QATAR 0.2%

Ras Laffan Liquefied Natural Gas Co., Ltd.
5.298% due 09/30/2020		$250	249

Total Qatar (Cost $250)			249

RUSSIA (d) 17.1%

Gaz Capital S.A.
5.875% due 06/01/2015	EC	200	255
Gazprom
9.625% due 03/01/2013		$2,350	2,843
7.201% due 02/01/2020		850	907
Mobile Telesystems Finance S.A.
8.000% due 01/28/2012		150	153
Russia Government International Bond
8.250% due 03/31/2010		1,250	1,334
5.000% due 03/31/2030 (a)		14,935	16,896
Vimpel Communications
8.375% due 10/22/2011		350	366

Total Russia (Cost $22,448)			22,754

SOUTH AFRICA (d) 2.5%

South Africa Government International Bond
7.375% due 04/25/2012		$310	346
5.250% due 05/16/2013	EC	400	514
6.500% due 06/02/2014		$750	813
8.500% due 06/23/2017		1,300	1,641

Total South Africa (Cost $3,170)			3,314

SOUTH KOREA 0.5%

Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008		$500	499
Industrial Bank of Korea
4.000% due 05/19/2014 (a)		110	106
Korea Development Bank
5.750% due 09/10/2013		15	16
KT Corp.
4.875% due 07/15/2015		100	97

Total South Korea (Cost $722)			718

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Emerging Markets Bond Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

TUNISIA (d) 1.3%

Banque Centrale de Tunisie
4.750% due 04/07/2011	EC	500	$623
7.375% due 04/25/2012		$1,050	1,173

Total Tunisia (Cost $1,786)			1,796

UKRAINE (d) 2.9%

Ukraine Government International Bond
11.000% due 03/15/2007		$200	209
7.343% due 08/05/2009 (a)		1,150	1,243
6.875% due 03/04/2011		1,000	1,038
7.650% due 06/11/2013		700	758
4.950% due 10/13/2015	EC	500	590

Total Ukraine (Cost $3,699)			3,838

UNITED STATES 1.0%

U.S. Treasury Note
4.125% due 05/15/2015		$1,350	1,321

Total United States (Cost $1,308)			1,321

VENEZUELA 5.2%

Venezuela Government International Bond
5.375% due 08/07/2010		$150	144
5.194% due 04/20/2011 (a)		1,500	1,471
10.750% due 09/19/2013		1,750	2,157
8.500% due 10/08/2014		500	551
9.250% due 09/15/2027		1,780	2,114
9.375% due 01/13/2034		450	534

Total Venezuela (Cost $6,438)			6,971

VIETNAM 0.1%

Socialist Republic of Vietnam
6.875% due 01/15/2016	$100	$105

Total Vietnam (Cost $98)		105

SHORT-TERM INSTRUMENTS 21.5%
Commercial Paper 20.7%
Barclays U.S. Funding Corp.
4.230% due 02/10/2006	$2,300	2,290
BNP Paribas Finance
4.155% due 02/27/2006	100	99
CBA (de) Finance
4.380% due 03/14/2006	900	892
Danske Corp.
3.800% due 01/17/2006	300	300
Dexia Delaware LLC
4.375% due 03/13/2006	700	694
DnB NORBank ASA
4.255% due 03/08/2006	2,300	2,281
4.440% due 04/21/2006	1,000	986
4.470% due 04/28/2006	700	690
Federal Home Loan Bank
3.350% due 01/03/2006	1,000	1,000
ForeningsSparbanken AB
4.050% due 01/19/2006	2,100	2,096
4.405% due 03/28/2006	1,200	1,187
General Electric Capital Corp.
4.060% due 01/17/2006	1,200	1,198
Nordea N.A., Inc.
4.375% due 03/09/2006	1,400	1,388
San Paolo U.S. Holding Company, Inc.
4.135% due 02/24/2006	2,800	2,783
Skandinaviska Enskilda Banken AB
4.070% due 01/19/2006	400	399
Societe Generale N.A.
4.340% due 03/06/2006	300	298
4.380% due 03/20/2006	3,800	3,466

UBS Finance Delaware LLC
4.190% due 01/03/2006	$100	$100
3.970% due 01/30/2006	1,400	1,396
4.155% due 02/28/2006	100	99
4.440% due 04/28/2006	2,400	2,365
Westpac Capital Corp.
4.190% due 02/07/2006	1,600	1,593

		27,600

Repurchase Agreement 0.8%
State Street Bank
3.900% due 01/03/2006	1,062	1,062

(Dated 12/30/2005. Collateralized by Fannie Mae 2.750% due 08/11/2006 valued at $1,084. Repurchase proceeds are $1,062.)

U.S. Treasury Bill 0.0%
3.820% due 03/16/2016 (b)	30	30

Total Short-Term Instruments (Cost $28,700)		28,692

Total Investments 113.0%		$150,477
(Cost $143,578)
Other Assets and Liabilities (Net) (13.0%)		(17,335)

Net Assets 100.0%		$133,142

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Securities with an aggregate market value of $30 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 30-Year Bond Futures	Long	03/2006	7	$10

(c) Swap agreements outstanding on December 31, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation
Morgan Stanley Dean Witter & Co.	28-day Mexico Interbank TIIE Banxico	Pay	9.920%	08/12/2015	MP	2,000	$12
Barclays Bank PLC	3-month USD-LIBOR	Pay	5.000%	06/21/2016		$600	8
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	5.000%	06/21/2016		600	8

							$28

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection†	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston	Gaz Capital S.A. 8.625% due 04/28/2034	Sell	0.720%	04/20/2006		$250	$1
Credit Suisse First Boston	Gaz Capital S.A. 8.625% due 04/28/2034	Sell	0.720%	04/20/2006		250	1
Goldman Sachs & Co.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.700%	03/20/2007		75	0
J.P. Morgan Chase & Co.	Mexico Government International Bond 11.500% due 05/15/2026	Sell	2.840%	01/04/2013		1,600	215
Lehman Brothers, Inc.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	2.550%	03/20/2014		350	43
Merrill Lynch & Co., Inc.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	3.160%	10/02/2013		450	71

10	Annual Report	December 31, 2005	See accompanying notes

Counterparty	Reference Entity	Buy/Sell Protection†	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	2.310%	01/21/2014	$525	$57
Morgan Stanley Dean Witter & Co.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.580%	06/20/2006	250	0
Morgan Stanley Dean Witter & Co.	Dow Jones CDX N.A. EM2 Index	Sell	2.600%	12/20/2009	1,150	69
Morgan Stanley Dean Witter & Co.	Dow Jones CDX N.A. EM3 Index	Sell	2.100%	06/20/2010	800	50
Morgan Stanley Dean Witter & Co.	Republic of Turkey 11.875% due 01/15/2030	Buy	(2.250%)	09/20/2010	100	(4)
Morgan Stanley Dean Witter & Co.	Republic of Turkey 11.875% due 01/15/2030	Buy	(2.200%)	10/20/2010	400	(15)
Morgan Stanley Dean Witter & Co.	Dow Jones CDX N.A. EM4 Index	Sell	1.800%	12/20/2010	250	5

						$493

†   If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

(d) Forward foreign currency contracts outstanding on December 31, 2005:

Type		Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	245	02/2006	$5	$0	$5
Buy	CP	58,615	02/2006	8	0	8
Buy	CY	896	09/2006	0	0	0
Sell	EC	1,662	01/2006	0	(19)	(19)
Buy	IR	2,052,000	02/2006	19	0	19
Buy	JY	46,374	01/2006	0	0	0
Buy	KW	97,800	01/2006	1	0	1
Buy		75,500	02/2006	1	0	1
Buy		214,000	03/2006	7	0	7
Buy	MP	1,156	02/2006	4	0	4
Buy		303	03/2006	1	0	1
Buy	PN	332	02/2006	0	(5)	(5)
Buy	PZ	943	02/2006	4	0	4
Buy		34	03/2006	0	0	0
Buy	RP	2,043	03/2006	0	(1)	(1)
Buy		1,143	05/2006	0	0	0
Buy	RR	1,289	01/2006	0	0	0
Buy		8,121	02/2006	0	(3)	(3)
Buy	S$	76	01/2006	0	(1)	(1)
Buy		142	02/2006	0	0	0
Buy	SR	1,336	02/2006	6	0	6
Buy	SV	2,313	02/2006	0	(3)	(3)
Buy		7,371	03/2006	0	(2)	(2)
Buy	T$	3,204	02/2006	0	(3)	(3)

				$56	$(37)	$19

See accompanying notes	December 31, 2005	Annual Report	11

Notes to Financial Statements

December 31, 2005

1. Organization

The Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio may offer up to two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates.

12	Annual Report	December 31, 2005

The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BR	-	Brazilian Real
CP	-	Chilean Peso
CY	-	Chinese Yuan Renminbi
EC	-	Euro
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RP	-	Indian Rupee
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.45%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.40%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the

14	Annual Report	December 31, 2005

Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$20,941	$19,573	$233,571	$176,875

5. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Administrative Class	4,972	$67,244	1,063	$13,765

Issued as reinvestment of distributions
Administrative Class	500	6,752	445	5,795

Cost of shares redeemed
Administrative Class	(618)	(8,259)	(546)	(7,101)

Net increase resulting from Portfolio share transactions	4,854	$65,737	962	$12,459

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	5	94	*

*One	of the shareholders, Allianz Life Insurance Co., is an indirect wholly owned subsidiary of AGI and a related party to the Portfolio.

6. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral
$ 4,361	$247	$6,840	$ (5)	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain futures, forwards, wash sales, swaps and basis adjustments on interest-only securities.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$144,142	$6,435	$(100)	$6,335

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and basis adjustments on interest-only securities for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$ 6,432	$320	$0
12/31/04	5,690	100	0

(4)	Includes short-term capital gains.

7. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

16	Annual Report	December 31, 2005

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2005	Annual Report	17

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Emerging Markets Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Emerging Markets Bond Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

18	Annual Report	December 31, 2005

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2005	Annual Report	19

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

20	Annual Report	December 31, 2005

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

December 31, 2005	Annual Report	21

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

22	Annual Report	December 31, 2005

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

December 31, 2005	Annual Report	23

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in such an unmanaged index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Foreign Bond Portfolio (U.S. Dollar-Hedged)

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                     Foreign Bond Portfolio      JPMorgan GBI Global
                      (U.S. Dollar-Hedged)          ex-US Index
                      Administrative Class          Hedged in USD
                     ----------------------      -------------------
02/28/1999                 $10,000                    $10,000
03/31/1999                  10,069                     10,119
04/30/1999                  10,186                     10,248
05/31/1999                  10,075                     10,205
06/30/1999                   9,857                     10,047
07/31/1999                   9,787                     10,021
08/31/1999                   9,706                     10,039
09/30/1999                   9,693                     10,077
10/31/1999                   9,870                     10,102
11/30/1999                   9,868                     10,160
12/31/1999                   9,942                     10,191
01/31/2000                   9,964                     10,192
02/29/2000                   9,997                     10,267
03/31/2000                  10,119                     10,417
04/30/2000                  10,170                     10,473
05/31/2000                  10,210                     10,557
06/30/2000                  10,286                     10,608
07/31/2000                  10,351                     10,684
08/31/2000                  10,356                     10,686
09/30/2000                  10,392                     10,778
10/31/2000                  10,400                     10,865
11/30/2000                  10,570                     11,058
12/31/2000                  10,773                     11,180
01/31/2001                  10,919                     11,313
02/28/2001                  11,019                     11,410
03/31/2001                  11,146                     11,496
04/30/2001                  11,051                     11,418
05/31/2001                  11,115                     11,478
06/30/2001                  11,174                     11,541
07/31/2001                  11,322                     11,646
08/31/2001                  11,425                     11,744
09/30/2001                  11,433                     11,792
10/31/2001                  11,756                     12,008
11/30/2001                  11,649                     11,956
12/31/2001                  11,591                     11,857
01/31/2002                  11,671                     11,870
02/28/2002                  11,705                     11,881
03/31/2002                  11,672                     11,820
04/30/2002                  11,783                     11,916
05/31/2002                  11,776                     11,931
06/30/2002                  11,962                     12,085
07/31/2002                  12,045                     12,202
08/31/2002                  12,158                     12,349
09/30/2002                  12,285                     12,490
10/31/2002                  12,301                     12,484
11/30/2002                  12,376                     12,507
12/31/2002                  12,540                     12,687
01/31/2003                  12,699                     12,787
02/28/2003                  12,847                     12,875
03/31/2003                  12,774                     12,859
04/30/2003                  12,829                     12,888
05/31/2003                  13,003                     13,092
06/30/2003                  12,964                     13,024
07/31/2003                  12,800                     12,880
08/31/2003                  12,699                     12,787
09/30/2003                  12,816                     12,927
10/31/2003                  12,693                     12,807
11/30/2003                  12,684                     12,818
12/31/2003                  12,823                     12,938
01/31/2004                  12,864                     12,996
02/29/2004                  12,977                     13,120
03/31/2004                  13,003                     13,156
04/30/2004                  12,973                     13,053
05/31/2004                  12,955                     13,031
06/30/2004                  12,932                     13,014
07/31/2004                  12,978                     13,067
08/31/2004                  13,128                     13,251
09/30/2004                  13,174                     13,327
10/31/2004                  13,262                     13,412
11/30/2004                  13,454                     13,528
12/31/2004                  13,536                     13,612
01/31/2005                  13,649                     13,745
02/28/2005                  13,599                     13,679
03/31/2005                  13,715                     13,783
04/30/2005                  13,875                     13,957
05/31/2005                  13,969                     14,073
06/30/2005                  14,091                     14,225
07/31/2005                  14,053                     14,162
08/31/2005                  14,164                     14,277
09/30/2005                  14,145                     14,261
10/31/2005                  14,056                     14,188
11/30/2005                  14,090                     14,267
12/31/2005                  14,233                     14,374

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

COUNTRY ALLOCATION‡

United States	38.9%
Short-Term Instruments	21.1%
Germany	14.5%
Japan	7.6%
Spain	6.8%
United Kingdom	4.3%
Other	6.8%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (02/16/99)*
	Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	5.15%	5.73%	5.24%
- - - - - - -	JPMorgan GBI Global ex-US Index Hedged in USD	5.60%	5.15%	5.45%
	All Portfolio returns are net of fees and expenses. * The Portfolio began operations on 02/16/99. Index comparisons began on 02/28/99.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,010.10	$1,020.67
Expenses Paid During Period†	$4.56	$4.58

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	Over the twelve-month period ended December 31, 2005, the Portfolio’s Administrative Class shares returned 5.15%, underperforming its benchmark, the JPMorgan GBI Global ex-US Index Hedged in USD, which returned 5.60%.

•	An overweight to short-to-intermediate maturities in Euroland contributed positively to performance amid sluggish economic growth and benign inflation in the region.

•	A focus on the short-to-intermediate portion of the U.S. yield curve detracted from returns as the yield curve flattened amidst the continued Federal Reserve tightening cycle. An overall underweight to U.S. duration mitigated this effect as yields trended upwards over the year on resilient economic growth.

•	Strategies that benefit when swap spreads widen in the U.S., Europe and Japan added to performance. Rising rates and volatility widened global swap rates relative to government bonds.

•	A small tactical exposure to emerging market bonds added to returns amid strong demand for their attractive yields and improving credit fundamentals.

•	A long position in the yen, euro and select emerging market currencies versus the U.S. dollar detracted from returns as the dollar gained due to relative economic strength and widening interest rate differentials.

•	A modest allocation to mortgage-backed securities, which lagged like-duration Treasuries amid rising rates and subdued investor demand, was negative for performance.

4	Annual Report	December 31, 2005

Financial Highlights

Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003		12/31/2002		12/31/2001

Net asset value beginning of year	$10.15	$10.03	$10.07		$9.69		$9.40
Net investment income (a)	0.28	0.23	0.26		0.36		0.42
Net realized/unrealized gain (loss) on investments (a)	0.24	0.33	(0.03)		0.42		0.28
Total income from investment operations	0.52	0.56	0.23		0.78		0.70
Dividends from net investment income	(0.25)	(0.21)	(0.27)		(0.36)		(0.41)
Distributions from net realized capital gains	(0.08)	(0.23)	0.00		(0.04)		0.00
Total distributions	(0.33)	(0.44)	(0.27)		(0.40)		(0.41)
Net asset value end of year	$10.34	$10.15	$10.03		$10.07		$9.69
Total return	5.15%	5.56%	2.26%		8.19%		7.59%
Net assets end of year (000s)	$49,640	$38,141	$32,355		$16,776		$4,856
Ratio of net expenses to average net assets	0.90%	0.90%	0.93	%(b)	0.93	%(b)(d)	0.90	%(c)
Ratio of net investment income to average net assets	2.70%	2.26%	2.53%		3.67%		4.43%
Portfolio turnover rate	453%	515%	600%		321%		285%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expense to average net assets excluding interest expense is 0.90%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.91%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.94%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$61,118
Cash	8
Foreign currency, at value	1,664
Receivable for investments sold	486
Unrealized appreciation on forward foreign currency contracts	49
Receivable for Portfolio shares sold	157
Interest and dividends receivable	608
Variation margin receivable	23
Swap premiums paid	337
Unrealized appreciation on swap agreements	125
64,575

Liabilities:

Payable for investments purchased	$8,135
Payable for investments purchased on delayed-delivery basis	5,775
Unrealized depreciation on forward foreign currency contracts	129
Written options outstanding	58
Accrued investment advisory fee	11
Accrued administration fee	22
Accrued servicing fee	6
Variation margin payable	3
Swap premiums received	527
Unrealized depreciation on swap agreements	255
14,921

Net Assets	$49,654

Net Assets Consist of:

Paid in capital	$48,274
Undistributed net investment income	501
Accumulated undistributed net realized gain	329
Net unrealized appreciation	550
$49,654

Net Assets:

Institutional Class	$14
Administrative Class	49,640

Shares Issued and Outstanding:

Institutional Class	1
Administrative Class	4,800

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.34
Administrative Class	10.34

Cost of Investments Owned	$60,437
Cost of Foreign Currency Held	$1,668
Premiums Received on Written Options	$68

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Foreign Bond Portfolio (U.S. Dollar-Hedged)

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$1,584
Dividends	20
Total Income	1,604

Expenses:

Investment advisory fees	111
Administration fees	222
Servicing fees - Administrative Class	67
Trustees’ fees	1
Interest expense	1
Total Expenses	402

Net Investment Income	1,202

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	146
Net realized gain on futures contracts, options and swaps	195
Net realized gain on foreign currency transactions	2,632
Net change in unrealized (depreciation) on investments	(2,686)
Net change in unrealized appreciation on futures contracts, options and swaps	467
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	233
Net Gain	987

Net Increase in Net Assets Resulting from Operations	$2,189

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Foreign Bond Portfolio (U.S. Dollar-Hedged)

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$1,202	$770
Net realized gain	2,973	325
Net change in unrealized appreciation (depreciation)	(1,986)	805
Net increase resulting from operations	2,189	1,900

Distributions to Shareholders:

From net investment income
Institutional Class	0	0
Administrative Class	(1,087)	(696)

From net realized capital gains
Institutional Class	0	0
Administrative Class	(365)	(812)

Total Distributions	(1,452)	(1,508)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	0	0
Administrative Class	17,519	10,884

Issued as reinvestment of distributions
Institutional Class	0	1
Administrative Class	1,452	1,507

Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(8,208)	(6,998)
Net increase resulting from Portfolio share transactions	10,763	5,394

Total Increase in Net Assets	11,500	5,786

Net Assets:

Beginning of period	38,154	32,368
End of period*	$49,654	$38,154

*Including undistributed (overdistributed) net investment income of:	$501	$(1,704)

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

AUSTRALIA 0.0%

Medallion Trust
4.345% due 07/12/2031 (a)		$17	$17

Total Australia (Cost $16)			17

AUSTRIA (i) 1.0%

Austria Government Bond
5.250% due 01/04/2011	EC	300	391
3.800% due 10/20/2013		100	123

Total Austria (Cost $443)			514

BRAZIL 1.6%

Brazilian Government International Bond
5.188% due 04/15/2006 (a)		$8	8
11.250% due 07/26/2007		200	217
5.188% due 04/15/2009 (a)		34	34
5.250% due 04/15/2009 (a)		12	12
10.271% due 06/29/2009 (a)		100	116
5.250% due 04/15/2012 (a)		382	379

Total Brazil (Cost $753)			766

CAYMAN ISLANDS 0.5%

Vita Capital Ltd.
5.404% due 01/01/2007 (a)		$250	250

Total Cayman Islands (Cost $250)			250

DENMARK (i) 0.0%

Nykredit Konvertible
6.000% due 10/01/2029	DK	82	14

Total Denmark (Cost $9)			14

FRANCE (i) 2.0%

France Government Bond
4.000% due 10/25/2009	EC	30	37
5.500% due 04/25/2010		110	143
5.750% due 10/25/2032		500	810

Total France (Cost $963)			990

GERMANY (i) 17.9%

Amadeus Global Travel
4.875% due 04/08/2013 (a)	EC	50	60
5.375% due 04/08/2014 (a)		50	60
Haus Ltd.
2.703% due 12/14/2037 (a)		56	63
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		30	37

Republic of Germany
4.500% due 07/04/2009	10	12
5.250% due 07/04/2010	1,400	1,809
5.250% due 01/04/2011	300	390
4.250% due 07/04/2014	1,100	1,396
6.250% due 01/04/2024	600	967
6.500% due 07/04/2027	590	1,003
5.625% due 01/04/2028	1,700	2,633
4.750% due 07/04/2028	30	42
5.500% due 01/04/2031	100	156
4.750% due 07/04/2034	100	143
Satbirds Finance
4.897% due 04/04/2013 (a)	100	119

Total Germany (Cost $8,016)		8,890

ITALY (i) 1.8%

Italy Government International Bond
4.500% due 05/01/2009	EC	360	$446
4.250% due 11/01/2009		60	74
5.500% due 11/01/2010		110	144
Seashell Securities PLC
2.486% due 10/25/2028 (a)		112	131
Telecom Italia SpA
5.625% due 02/01/2007		70	85

Total Italy (Cost $857)			880

JAPAN (i) 9.4%

Bank of Tokyo-Mitsubishi UFJ, Ltd.
3.500% due 12/16/2015 (a)	EC	100	118
Japan Finance Corp. for Municipal Enterprises
5.875% due 03/14/2011		$80	84
Japan Government Bond
0.700% due 09/20/2008	JY	10,000	85
1.500% due 03/20/2014		60,000	516
1.600% due 06/20/2014		240,000	2,076
1.600% due 09/20/2014		60,000	518
2.400% due 06/20/2024		34,000	310
2.300% due 05/20/2030		28,900	250
2.300% due 06/20/2035		70,000	591
Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049 (a)		$100	100

Total Japan (Cost $5,027)			4,648

MEXICO 0.1%

Pemex Project Funding Master Trust
9.350% due 09/15/2007		$20	21
9.375% due 12/02/2008		30	33

Total Mexico (Cost $49)			54

NETHERLANDS (i) 0.5%

Netherlands Government Bond
6.000% due 01/15/2006	EC	200	237

Total Netherlands (Cost $187)			237

PERU 0.2%

Peru Government International Bond
9.125% due 02/21/2012		$100	115

Total Peru (Cost $115)			115

RUSSIA 0.1%

Russia Government International Bond
10.000% due 06/26/2007		$60	64

Total Russia (Cost $65)			64

SOUTH AFRICA 0.2%

South Africa Government International Bond
8.375% due 10/17/2006		$105	108

Total South Africa (Cost $109)			108

SPAIN (i) 8.3%

Spain Government Bond
5.150% due 07/30/2009	EC	1,210	1,537
4.000% due 01/31/2010		100	123

4.400% due 01/31/2015	EC	1,800	$2,317
5.750% due 07/30/2032		100	162

Total Spain (Cost $3,965)			4,139

UNITED KINGDOM (i) 5.3%

Lloyds TSB Bank PLC
5.625% due 07/15/2049 (a)	EC	40	51
4.590% due 11/29/2049 (a)		$100	87
United Kingdom Gilt
5.000% due 03/07/2008	BP	100	175
4.750% due 06/07/2010		600	1,056
5.000% due 03/07/2012		500	900
4.750% due 09/07/2015		200	362

Total United Kingdom (Cost $2,699)			2,631

UNITED STATES (i) 48.0%
Asset-Backed Securities 1.8%
AAA Trust
4.479% due 04/25/2035 (a)		$152	153
Ameriquest Mortgage Securities, Inc.
4.789% due 03/25/2033 (a)		2	2
Amortizing Residential Collateral Trust
4.729% due 10/25/2031 (a)		6	6
4.669% due 07/25/2032 (a)		1	1
AMRESCO Residential Securities Corp. Mortgage Loan Trust
5.319% due 06/25/2029 (a)		3	3
CS First Boston Mortgage Securities Corp.
4.689% due 01/25/2032 (a)		4	4
Fieldstone Mortgage Investment Corp.
4.669% due 01/25/2035 (a)		19	20
First Alliance Mortgage Loan Trust
4.600% due 12/20/2027 (a)		4	4
First Franklin Mortgage Loan Trust Asset-Backed Certificates
5.029% due 02/25/2034 (a)		47	47
GSR Mortgage Loan Trust
4.480% due 12/25/2030 (a)		200	200
Home Equity Asset Trust
4.529% due 08/25/2034 (a)		11	11
Household Mortgage Loan Trust
4.670% due 05/20/2032 (a)		16	16
Irwin Home Equity Loan Trust
4.899% due 06/25/2028 (a)		3	3
Long Beach Mortgage Loan Trust
4.699% due 07/25/2033 (a)		1	1
Morgan Stanley Dean Witter Capital I, Inc.
4.709% due 07/25/2032 (a)		1	1
Novastar Home Equity Loan
4.469% due 04/25/2028 (a)		5	5
4.939% due 01/25/2031 (a)		1	1
Quest Trust
4.939% due 06/25/2034 (a)		56	56
Residential Asset Mortgage Products, Inc.
4.719% due 09/25/2033 (a)		11	11
Residential Asset Securities Corp.
4.649% due 04/25/2032 (a)		14	14
4.629% due 07/25/2032 (a)		20	20
SLM Student Loan Trust
4.220% due 07/25/2013 (a)		114	114
4.210% due 01/26/2015 (a)		121	121
Soundview Home Equity Loan Trust
4.549% due 04/25/2035 (a)		58	58

			872

Corporate Bonds & Notes 1.5%
Citigroup, Inc.
4.559% due 12/26/2008 (a)		100	100
CMS Energy Corp.
8.900% due 07/15/2008		100	107

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

General Motors Acceptance Corp.
5.243% due 05/18/2006 (a)		$100	$98
J.P. Morgan Chase & Co., Inc.
8.019% due 02/15/2012 (a)		10	10
KFW International Finance, Inc.
1.750% due 03/23/2010	JY	11,000	97
MCI, Inc.
7.688% due 05/01/2009		$100	104
Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049 (a)		100	108
Toyota Motor Credit Corp.
4.302% due 10/12/2007 (a)		100	100

			724

Mortgage-Backed Securities 3.6%
Bank of America Mortgage Securities
5.000% due 05/25/2034		219	216
Commercial Mortgage Asset Trust
6.975% due 01/17/2032		100	110
Countrywide Alternative Loan Trust
4.660% due 02/25/2036 (a)		200	200
Countrywide Home Loan Mortgage Pass-Through Trust
4.709% due 02/25/2035 (a)		72	72
4.699% due 03/25/2035 (a)		231	232
Credit-Based Asset Servicing & Securitization LLC
4.699% due 06/25/2032 (a)		6	6
CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033		15	15
3.400% due 08/25/2033 (a)		21	21
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030		1	1
GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035		97	100
GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034		140	139
Mellon Residential Funding Corp.
4.809% due 12/15/2030 (a)		75	75
Merrill Lynch Mortgage Investors, Inc.
4.749% due 03/15/2025 (a)		26	26
Morgan Stanley Capital I
4.509% due 04/15/2016 (a)		52	52
Sequoia Mortgage Trust
4.670% due 08/20/2032 (a)		37	37
Structured Asset Mortgage Investments, Inc.
4.720% due 03/19/2034 (a)		81	81
4.660% due 09/19/2032 (a)		69	69
4.700% due 09/19/2032 (a)		36	37
Structured Asset Securities Corp.
4.669% due 01/25/2033 (a)		4	4
Washington Mutual Mortgage Securities Corp.
5.134% due 10/25/2032 (a)		6	6
4.649% due 12/25/2027 (a)		105	105
4.689% due 12/25/2044 (a)		78	78
4.324% due 02/27/2034 (a)		35	35
Washington Mutual, Inc.
4.609% due 04/25/2045 (a)		90	90

			1,807

Municipal Bonds & Notes 0.9%
Connecticut State General Obligation Bonds, Series 2001
5.500% due 12/15/2013		100	112
Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033		100	103
Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 05/15/2023		100	104
Seattle, Washington Water System Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2033		100	103

			422

Preferred Security 1.4%
DG Funding Trust
3.360% due 12/29/2049 (a)	65	$693

Preferred Stock 0.0%
Fannie Mae
7.000% due 12/31/1949 (a)	431	24

	Principal Amount (000s)
U.S. Government Agencies 31.3%
Fannie Mae
4.197% due 11/01/2034 (a)	$465	460
4.499% due 03/25/2034 (a)	96	96
4.529% due 08/25/2034 (a)	92	92
4.729% due 01/25/2016-09/25/2042 (a)(e)	116	117
4.993% due 12/01/2034 (a)	73	74
5.000% due 09/01/2018-02/13/2036 (e)	635	618
5.500% due 11/01/2016-01/12/2036 (e)	13,174	13,061
6.000% due 07/25/2044	74	75
Freddie Mac
4.526% due 10/25/2044 (a)	233	234
5.370% due 02/01/2029 (a)	39	40
6.530% due 11/26/2012	300	308
Government National Mortgage Association
4.375% due 04/20/2028-06/20/2030 (a)(e)	40	40
Tennessee Valley Authority
4.875% due 12/15/2016	300	310

		15,525

U.S. Treasury Obligations 7.5%
Treasury Inflation Protected Securities (d)
2.000% due 07/15/2014	317	315
3.625% due 04/15/2028	123	159
U.S. Treasury Bonds
8.875% due 02/15/2019	100	142
8.125% due 08/15/2019	300	407
7.875% due 02/15/2021	200	271
8.125% due 05/15/2021	400	554
U.S. Treasury Note
3.500% due 12/15/2009	1,900	1,841
U.S. Treasury Strip
0.000% due 11/15/2021 (b)	100	48

		3,737

Total United States (Cost $23,907)		23,804

PURCHASED CALL OPTIONS 0.2%
	Notional Amount (000s)
2-Year Interest Rate Swap (OTC)
Strike @ 4.750%** Exp. 05/02/2006	$2,300	5
Strike @ 4.750%** Exp. 08/07/2006	4,700	18
Strike @ 4.250%** Exp. 10/11/2006	2,300	3
Strike @ 4.250%** Exp. 10/12/2006	2,300	3
Strike @ 4.500%** Exp. 10/18/2006	2,300	6
Strike @ 4.250%** Exp. 10/25/2006	2,300	4
30-Year Interest Rate Swap (OTC)
Strike @ 5.750%** Exp. 04/27/2009	200	26

90-Day Eurodollar June Futures (CME)
Strike @ $95.00 Exp. 06/19/2006	12	$7
	Principal Amount (000s)

U.S. dollar versus Japanese Yen (OTC)
Strike @ JY117.00 Exp. 12/11/2006	$370	6

Total Purchased Call Options (Cost $77)		78

PURCHASED PUT OPTIONS 0.0%
	Notional Amount (000s)
30-Year Interest Rate Swap (OTC)
Strike @ 6.250%* Exp. 04/27/2009	$200	6
	# of Contracts
90-day Eurodollar March Futures (CME)
Strike @ $95.125 Exp. 03/13/2006	20	1
90-Day Eurodollar June Futures (CME)
Strike @ $95.00 Exp. 06/19/2006	32	6

Total Purchased Put Options (Cost $21)		13

SHORT-TERM INSTRUMENTS 26.0%
	Principal Amount (000s)
Commercial Paper 25.0%
Barclays U.S. Funding Corp.
4.170% due 02/24/2006	$300	298
BNP Paribas Finance
4.155% due 02/27/2006	700	695
CBA (de) Finance
4.190% due 02/07/2006	500	498
Dexia Delaware LLC
4.190% due 02/07/2006	1,300	1,295
DnB NORBank ASA
4.255% due 03/08/2006	1,300	1,289
Fannie Mae
4.234% due 03/15/2006	1,300	1,288
General Electric Capital Corp.
4.380% due 03/15/2006	1,100	1,090
HBOS Treasury Services PLC
4.285% due 02/23/2006	500	497
4.385% due 03/14/2006	1,400	892
Nissan Motors Acceptance Corp.
4.430% due 01/23/2006	400	399
Rabobank USA Financial Corp.
4.055% due 01/20/2006	1,000	998
Societe Generale N.A.
4.145% due 02/01/2006	400	399
Svenska Handelsbanken, Inc.
4.340% due 03/06/2006	800	793
UBS Finance Delaware LLC
4.190% due 01/03/2006	900	400
4.155% due 02/28/2006	500	497
Virginia Electric and Power Co.
4.490% due 01/10/2006	100	100
Westpac Trust Securities NZ Ltd.
3.970% due 01/03/2006	1,000	1,000

		12,428

10	Annual Report	December 31, 2005	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

Repurchase Agreement 0.6%
State Street Bank
3.900% due 01/03/2006	$294	$294

(Dated 12/30/2005. Collateralized by Federal Home Loan Bank 4.375% due 09/17/2010 valued at $300. Repurchase proceeds are $294.)
U.S. Treasury Bills 0.4%
3.836% due 03/02/2006-03/16/2006 (e)(f)	185	184

Total Short-Term Instruments (Cost $12,909)		12,906

Total Investments (c) 123.1%		$61,118
(Cost $60,437)
Written Options (h) (0.1%)		(58)
(Premiums $68)
Other Assets and Liabilities (Net) (23.0%)		(11,406)

Net Assets 100.0%		$49,654

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal only security.

(c) As of December 31, 2005, portfolio securities with an aggregate market value of $626 were valued with reference to securities whose prices are more readily obtainable.

(d) Principal amount of security is adjusted for inflation.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Securities with an aggregate market value of $184 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures	Long	03/2006	8	$(13)
Euro-Bobl 5-Year Note Futures	Long	03/2006	3	0
Euro-Bund 10-Year Note Futures	Long	03/2006	56	63
Japan Government Bond 10-Year Bond Futures	Long	03/2006	7	22
U.S. Treasury 10-Year Note Futures	Long	03/2006	16	12
U.S. Treasury 30-Year Bond Futures	Long	03/2006	3	4

				$88

(g) Swap agreements outstanding on December 31, 2005:

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A.	6-month Australian Bank Bill	Pay	6.000%	06/15/2010	A$	700	$2
Citibank N.A.	6-month Australian Bank Bill	Receive	6.000%	06/15/2015		400	(5)
UBS Warburg LLC	6-month Australian Bank Bill	Pay	6.000%	06/15/2010		2,700	1
UBS Warburg LLC	6-month Australian Bank Bill	Receive	6.000%	06/15/2015		1,500	(9)
Barclays Bank PLC	6-month BP-LIBOR	Pay	5.000%	09/15/2010	BP	2,400	28
Barclays Bank PLC	6-month BP-LIBOR	Receive	5.000%	09/15/2015		300	(27)
Barclays Bank PLC	6-month BP-LIBOR	Receive	5.000%	06/18/2034		100	(6)
Citibank N.A.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		500	7
HSBC Bank USA	6-month BP-LIBOR	Pay	5.000%	09/15/2010		800	9
HSBC Bank USA	6-month BP-LIBOR	Receive	5.000%	06/18/2034		200	(13)
J.P. Morgan Chase & Co.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		600	(6)
Lehman Brothers, Inc.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		200	0
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		600	6
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Receive	5.000%	06/18/2034		200	(4)
UBS Warburg LLC	6-month BP-LIBOR	Pay	5.000%	09/15/2010		400	15
Bank of America	3-month Canadian Bank Bill	Receive	5.500%	12/16/2014	C$	500	(8)
Citibank N.A.	6-month EC-LIBOR	Receive	5.000%	06/17/2012	EC	200	(4)
Citibank N.A.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		1,280	(1)
Citibank N.A.	6-month EC-LIBOR	Receive	4.500%	06/17/2015		100	(3)
Goldman Sachs & Co.	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	8
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	2
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Receive	5.000%	06/17/2012		100	(2)
Lehman Brothers, Inc.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		400	1
Merrill Lynch & Co., Inc.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		2,600	(2)
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Pay	4.000%	06/17/2010		100	1
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		300	(1)
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	4.500%	06/17/2015		400	7
UBS Warburg LLC	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	1

See accompanying notes	December 31, 2005	Annual Report	11

Schedule of Investments (Cont.)

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2005

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	5.753%	02/08/2006	H$	3,000	$(1)
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	4.235%	12/17/2008		7,100	4
Barclays Bank PLC	6-month JY-LIBOR	Receive	1.500%	06/15/2015	JY	20,000	(2)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.020%	05/18/2010		17,000	(8)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	1.300%	09/21/2011		40,000	(5)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	1.500%	06/15/2015		120,000	(4)
Merrill Lynch & Co., Inc.	6-month JY-LIBOR	Receive	1.500%	06/15/2015		50,000	0
Morgan Stanley Dean Witter & Co.	6-month JY-LIBOR	Receive	1.500%	06/15/2015		80,000	7
UBS Warburg LLC	6-month JY-LIBOR	Receive	0.800%	03/20/2012		50,000	(9)
Bank of America	3-month USD-LIBOR	Pay	3.000%	06/15/2006		$3,000	8
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.000%	06/21/2016		1,000	(13)
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2008		800	1
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2011		1,800	(9)
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2016		1,000	(11)
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	3.000%	06/15/2006		5,000	15
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	06/21/2011		2,200	(11)
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	06/21/2013		4,700	(34)
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	06/21/2016		1,100	(15)
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2008		900	2
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2016		700	(9)
UBS Warburg LLC	3-month USD-LIBOR	Receive	5.000%	06/21/2016		800	(11)
UBS Warburg LLC	3-month USD-LIBOR	Receive	5.000%	06/21/2026		900	(22)

							$(130)

(h) Written options outstanding on December 31, 2005:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CME Eurodollar 1-Year Mid-Curve June Futures	$95.250	06/16/2006	12	$8	$7
Put - CME Eurodollar 1-Year Mid-Curve March Futures	94.875	03/10/2006	20	2	2
Put - CME Eurodollar 1-Year Mid-Curve June Futures	94.750	06/16/2006	32	5	4

				$15	$13

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.780	%**	08/07/2006	$2,000	$16	$19
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.300	%**	10/11/2006	1,000	7	4
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.320	%**	10/25/2006	1,000	7	4
Call - OTC 5-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.300	%**	10/12/2006	1,000	7	4
Call - OTC 5-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.560	%**	10/18/2006	1,000	10	8
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	4.780	%**	05/02/2006	1,000	6	6

						$53	$45

*	The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
**	The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(i) Forward foreign currency contracts outstanding on December 31, 2005:

Type		Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BP	7	01/2006	$0	$0	$0
Sell		1,264	01/2006	30	(2)	28
Buy	BR	55	02/2006	1	(1)	0
Sell	C$	1,236	01/2006	0	(24)	(24)
Buy	CP	9,940	02/2006	1	0	1
Sell	DK	178	03/2006	0	0	0
Buy	EC	58	01/2006	0	0	0
Sell		8,892	01/2006	2	(100)	(98)
Buy	H$	475	01/2006	0	0	0
Buy	IR	432,900	01/2006	4	0	4
Sell		432,900	01/2006	0	0	0

12	Annual Report	December 31, 2005	See accompanying notes

Type		Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	JY	43,543	01/2006	$ 7	$0	$7
Sell		414,463	01/2006	2	0	2
Buy	KW	13,000	01/2006	0	0	0
Buy		7,241	02/2006	0	0	0
Buy		28,000	03/2006	1	0	1
Buy	MP	273	02/2006	1	0	1
Buy		68	03/2006	0	0	0
Buy	N$	29	01/2006	0	0	0
Buy	PN	76	02/2006	0	(1)	(1)
Buy	PZ	66	02/2006	0	0	0
Buy		15	03/2006	0	0	0
Buy	RR	201	01/2006	0	0	0
Buy		457	02/2006	0	0	0
Buy	S$	11	01/2006	0	0	0
Buy		8	02/2006	0	0	0
Buy	SR	70	02/2006	0	0	0
Buy	SV	478	02/2006	0	(1)	(1)
Buy		362	03/2006	0	0	0
Buy	T$	1,086	02/2006	0	0	0

				$ 49	$(129)	$(80)

See accompanying notes	December 31, 2005	Annual Report	13

Notes to Financial Statements

December 31, 2005

1. Organization

The Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

14	Annual Report	December 31, 2005

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

A$	-	Australian Dollar
BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with

16	Annual Report	December 31, 2005

respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates. Payments received for IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security each time payment is received until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are included in interest income on the Statement of Operations.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$122,922	$105,988	$96,480	$95,948

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2004	15	$ 2,600	$114
Sales	196	7,000	101
Closing Buys	(60)	(1,600)	(80)
Expirations	(87)	(1,000)	(67)
Exercised	0	0	0
Balance at 12/31/2005	64	$ 7,000	$68

18	Annual Report	December 31, 2005

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	1,697	17,519	1,074	10,884

Issued as reinvestment of distributions
Institutional Class	0	0	0	1
Administrative Class	140	1,452	149	1,507

Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(793)	(8,208)	(693)	(6,998)

Net increase resulting from Portfolio share transactions	1,044	$10,763	530	$5,394

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	4	96

*	Pacific Investment Management Company LLC, a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$ 1,973	$135	$164	$(869)	$0	$(23)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, forwards, wash sales and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital losses realized during the period November 1, 2005 through December 31, 2005 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 60,867	$1,054	$(803)	$251

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$ 1,452	$0	$0
12/31/04	1,121	387	0

(5)	Includes short-term capital gains.

December 31, 2005	Annual Report	19

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

20	Annual Report	December 31, 2005

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2005:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	1.33%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	1.33%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2005	Annual Report	21

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Foreign Bond Portfolio (U.S. Dollar-Hedged)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (U.S. Dollar-Hedged) (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative share class, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

22	Annual Report	December 31, 2005

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2005	Annual Report	23

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

24	Annual Report	December 31, 2005

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

December 31, 2005	Annual Report	25

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

26	Annual Report	December 31, 2005

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

December 31, 2005	Annual Report	27

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)

INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in such an unmanaged index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Foreign Bond Portfolio (U.S. Dollar-Hedged)

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                        Foreign Bond                   JPMorgan
              Portfolio (U.S. Dollar-Hedged)      GBI Global ex-US
                    Institutional Class          Index Hedged in USD
              ------------------------------     -------------------
 04/30/2000              $10,000                      $10,000
 05/31/2000               10,041                       10,080
 06/30/2000               10,115                       10,128
 07/31/2000               10,181                       10,201
 08/31/2000               10,187                       10,203
 09/30/2000               10,223                       10,291
 10/31/2000               10,232                       10,374
 11/30/2000               10,401                       10,558
 12/31/2000               10,602                       10,675
 01/31/2001               10,747                       10,802
 02/28/2001               10,847                       10,895
 03/31/2001               10,973                       10,977
 04/30/2001               10,882                       10,903
 05/31/2001               10,947                       10,959
 06/30/2001               11,005                       11,019
 07/31/2001               11,152                       11,120
 08/31/2001               11,255                       11,213
 09/30/2001               11,264                       11,259
 10/31/2001               11,584                       11,465
 11/30/2001               11,479                       11,416
 12/31/2001               11,424                       11,321
 01/31/2002               11,504                       11,334
 02/28/2002               11,541                       11,344
 03/31/2002               11,511                       11,286
 04/30/2002               11,620                       11,377
 05/31/2002               11,615                       11,392
 06/30/2002               11,800                       11,539
 07/31/2002               11,883                       11,651
 08/31/2002               11,996                       11,791
 09/30/2002               12,123                       11,925
 10/31/2002               12,140                       11,920
 11/30/2002               12,215                       11,942
 12/31/2002               12,379                       12,114
 01/31/2003               12,538                       12,209
 02/28/2003               12,685                       12,293
 03/31/2003               12,614                       12,278
 04/30/2003               12,670                       12,305
 05/31/2003               12,843                       12,501
 06/30/2003               12,806                       12,436
 07/31/2003               12,645                       12,298
 08/31/2003               12,547                       12,209
 09/30/2003               12,664                       12,343
 10/31/2003               12,543                       12,228
 11/30/2003               12,536                       12,239
 12/31/2003               12,675                       12,354
 01/31/2004               12,716                       12,409
 02/29/2004               12,829                       12,528
 03/31/2004               12,855                       12,561
 04/30/2004               12,827                       12,463
 05/31/2004               12,810                       12,442
 06/30/2004               12,788                       12,426
 07/31/2004               12,836                       12,476
 08/31/2004               12,984                       12,653
 09/30/2004               13,032                       12,725
 10/31/2004               13,121                       12,806
 11/30/2004               13,311                       12,917
 12/31/2004               13,395                       12,997
 01/31/2005               13,507                       13,124
 02/28/2005               13,459                       13,061
 03/31/2005               13,575                       13,160
 04/30/2005               13,735                       13,327
 05/31/2005               13,829                       13,437
 06/30/2005               13,952                       13,582
 07/31/2005               13,916                       13,522
 08/31/2005               14,028                       13,632
 09/30/2005               14,010                       13,617
 10/31/2005               13,924                       13,547
 11/30/2005               13,958                       13,623
 12/31/2005               14,102                       13,724

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

COUNTRY ALLOCATION‡

United States	38.9%
Short-Term Instruments	21.1%
Germany	14.5%
Japan	7.6%
Spain	6.8%
United Kingdom	4.3%
Other	6.8%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (04/10/00)*
	Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	5.28%	5.87%	6.21%
- - - - - - -	JPMorgan GBI Global ex-US Index Hedged in USD	5.60%	5.15%	5.76%
	All Portfolio returns are net of fees and expenses. * The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,010.70	$1,021.42
Expenses Paid During Period†	$3.80	$3.82

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	Over the twelve-month period ended December 31, 2005, the Portfolio’s Institutional Class shares returned 5.28%, underperforming its benchmark, the JPMorgan GBI Global ex-US Index Hedged in USD, which returned 5.60%.

•	An overweight to short-to-intermediate maturities in Euroland contributed positively to performance amid sluggish economic growth and benign inflation in the region.

•	A focus on the short-to-intermediate portion of the U.S. yield curve detracted from returns as the yield curve flattened amidst the continued Federal Reserve tightening cycle. An overall underweight to U.S. duration mitigated this effect as yields trended upwards over the year on resilient economic growth.

•	Strategies that benefit when swap spreads widen in the U.S., Europe and Japan added to performance. Rising rates and volatility widened global swap rates relative to government bonds.

•	A small tactical exposure to emerging market bonds added to returns amid strong demand for their attractive yields and improving credit fundamentals.

•	A long position in the yen, euro and select emerging market currencies versus the U.S. dollar detracted from returns as the dollar gained due to relative economic strength and widening interest rate differentials.

•	A modest allocation to mortgage-backed securities, which lagged like-duration Treasuries amid rising rates and subdued investor demand, was negative for performance.

4	Annual Report	December 31, 2005

Financial Highlights

Foreign Bond Portfolio (U.S. Dollar-Hedged) (Institutional Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003		12/31/2002	12/31/2001

Net asset value beginning of year	$10.15	$10.03	$10.07		$9.69	$9.40
Net investment income (a)	0.29	0.24	0.27		0.32	0.46
Net realized/unrealized gain (loss) on investments (a)	0.24	0.33	(0.03)		0.47	0.26
Total income from investment operations	0.53	0.57	0.24		0.79	0.72
Dividends from net investment income	(0.26)	(0.22)	(0.28)		(0.37)	(0.43)
Distributions from net realized capital gains	(0.08)	(0.23)	0.00		(0.04)	0.00
Total distributions	(0.34)	(0.45)	(0.28)		(0.41)	(0.43)
Net asset value end of year	$10.34	$10.15	$10.03		$10.07	$9.69
Total return	5.28%	5.68%	2.39%		8.36%	7.75%
Net assets end of year (000s)	$14	$13	$13		$12	$935
Ratio of net expenses to average net assets	0.75%	0.75%	0.78	%(b)	0.75%	0.75%
Ratio of net investment income to average net assets	2.81%	2.37%	2.69%		3.36%	4.80%
Portfolio turnover rate	453%	515%	600%		321%	285%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expense to average net assets excluding interest expense is 0.75%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$61,118
Cash	8
Foreign currency, at value	1,664
Receivable for investments sold	486
Unrealized appreciation on forward foreign currency contracts	49
Receivable for Portfolio shares sold	157
Interest and dividends receivable	608
Variation margin receivable	23
Swap premiums paid	337
Unrealized appreciation on swap agreements	125
64,575

Liabilities:

Payable for investments purchased	$8,135
Payable for investments purchased on delayed-delivery basis	5,775
Unrealized depreciation on forward foreign currency contracts	129
Written options outstanding	58
Accrued investment advisory fee	11
Accrued administration fee	22
Accrued servicing fee	6
Variation margin payable	3
Swap premiums received	527
Unrealized depreciation on swap agreements	255
14,921

Net Assets	$49,654

Net Assets Consist of:

Paid in capital	$48,274
Undistributed net investment income	501
Accumulated undistributed net realized gain	329
Net unrealized appreciation	550
$49,654

Net Assets:

Institutional Class	$14
Administrative Class	49,640

Shares Issued and Outstanding:

Institutional Class	1
Administrative Class	4,800

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.34
Administrative Class	10.34

Cost of Investments Owned	$60,437
Cost of Foreign Currency Held	$1,668
Premiums Received on Written Options	$68

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Foreign Bond Portfolio (U.S. Dollar-Hedged)

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$1,584
Dividends	20
Total Income	1,604

Expenses:

Investment advisory fees	111
Administration fees	222
Servicing fees - Administrative Class	67
Trustees’ fees	1
Interest expense	1
Total Expenses	402

Net Investment Income	1,202

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	146
Net realized gain on futures contracts, options and swaps	195
Net realized gain on foreign currency transactions	2,632
Net change in unrealized (depreciation) on investments	(2,686)
Net change in unrealized appreciation on futures contracts, options and swaps	467
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	233
Net Gain	987

Net Increase in Net Assets Resulting from Operations	$2,189

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Foreign Bond Portfolio (U.S. Dollar-Hedged)

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$1,202	$770
Net realized gain	2,973	325
Net change in unrealized appreciation (depreciation)	(1,986)	805
Net increase resulting from operations	2,189	1,900

Distributions to Shareholders:

From net investment income
Institutional Class	0	0
Administrative Class	(1,087)	(696)

From net realized capital gains
Institutional Class	0	0
Administrative Class	(365)	(812)

Total Distributions	(1,452)	(1,508)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	0	0
Administrative Class	17,519	10,884

Issued as reinvestment of distributions
Institutional Class	0	1
Administrative Class	1,452	1,507

Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(8,208)	(6,998)
Net increase resulting from Portfolio share transactions	10,763	5,394

Total Increase in Net Assets	11,500	5,786

Net Assets:

Beginning of period	38,154	32,368
End of period*	$49,654	$38,154

*Including undistributed (overdistributed) net investment income of:	$501	$(1,704)

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

AUSTRALIA 0.0%

Medallion Trust
4.345% due 07/12/2031 (a)		$17	$17

Total Australia (Cost $16)			17

AUSTRIA (i) 1.0%

Austria Government Bond
5.250% due 01/04/2011	EC	300	391
3.800% due 10/20/2013		100	123

Total Austria (Cost $443)			514

BRAZIL 1.6%

Brazilian Government International Bond
5.188% due 04/15/2006 (a)		$8	8
11.250% due 07/26/2007		200	217
5.188% due 04/15/2009 (a)		34	34
5.250% due 04/15/2009 (a)		12	12
10.271% due 06/29/2009 (a)		100	116
5.250% due 04/15/2012 (a)		382	379

Total Brazil (Cost $753)			766

CAYMAN ISLANDS 0.5%

Vita Capital Ltd.
5.404% due 01/01/2007 (a)		$250	250

Total Cayman Islands (Cost $250)			250

DENMARK (i) 0.0%

Nykredit Konvertible
6.000% due 10/01/2029	DK	82	14

Total Denmark (Cost $9)			14

FRANCE (i) 2.0%

France Government Bond
4.000% due 10/25/2009	EC	30	37
5.500% due 04/25/2010		110	143
5.750% due 10/25/2032		500	810

Total France (Cost $963)			990

GERMANY (i) 17.9%

Amadeus Global Travel
4.875% due 04/08/2013 (a)	EC	50	60
5.375% due 04/08/2014 (a)		50	60
Haus Ltd.
2.703% due 12/14/2037 (a)		56	63
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		30	37
Republic of Germany
4.500% due 07/04/2009		10	12
5.250% due 07/04/2010		1,400	1,809
5.250% due 01/04/2011		300	390
4.250% due 07/04/2014		1,100	1,396
6.250% due 01/04/2024		600	967
6.500% due 07/04/2027		590	1,003
5.625% due 01/04/2028		1,700	2,633
4.750% due 07/04/2028		30	42
5.500% due 01/04/2031		100	156
4.750% due 07/04/2034		100	143
Satbirds Finance
4.897% due 04/04/2013 (a)		100	119

Total Germany (Cost $8,016)			8,890

ITALY (i) 1.8%

Italy Government International Bond
4.500% due 05/01/2009	EC	360	$446
4.250% due 11/01/2009		60	74
5.500% due 11/01/2010		110	144
Seashell Securities PLC
2.486% due 10/25/2028 (a)		112	131
Telecom Italia SpA
5.625% due 02/01/2007		70	85

Total Italy (Cost $857)			880

JAPAN (i) 9.4%

Bank of Tokyo-Mitsubishi UFJ, Ltd.
3.500% due 12/16/2015 (a)	EC	100	118
Japan Finance Corp. for Municipal Enterprises
5.875% due 03/14/2011		$80	84
Japan Government Bond
0.700% due 09/20/2008	JY	10,000	85
1.500% due 03/20/2014		60,000	516
1.600% due 06/20/2014		240,000	2,076
1.600% due 09/20/2014		60,000	518
2.400% due 06/20/2024		34,000	310
2.300% due 05/20/2030		28,900	250
2.300% due 06/20/2035		70,000	591
Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049 (a)		$100	100

Total Japan (Cost $5,027)			4,648

MEXICO 0.1%

Pemex Project Funding Master Trust
9.350% due 09/15/2007		$20	21
9.375% due 12/02/2008		30	33

Total Mexico (Cost $49)			54

NETHERLANDS (i) 0.5%

Netherlands Government Bond
6.000% due 01/15/2006	EC	200	237

Total Netherlands (Cost $187)			237

PERU 0.2%

Peru Government International Bond
9.125% due 02/21/2012		$100	115

Total Peru (Cost $115)			115

RUSSIA 0.1%

Russia Government International Bond
10.000% due 06/26/2007		$60	64

Total Russia (Cost $65)			64

SOUTH AFRICA 0.2%

South Africa Government International Bond
8.375% due 10/17/2006		$105	108

Total South Africa (Cost $109)			108

SPAIN (i) 8.3%

Spain Government Bond
5.150% due 07/30/2009	EC	1,210	1,537
4.000% due 01/31/2010		100	123

4.400% due 01/31/2015	EC	1,800	$2,317
5.750% due 07/30/2032		100	162

Total Spain (Cost $3,965)			4,139

UNITED KINGDOM (i) 5.3%

Lloyds TSB Bank PLC
5.625% due 07/15/2049 (a)	EC	40	51
4.590% due 11/29/2049 (a)		$100	87
United Kingdom Gilt
5.000% due 03/07/2008	BP	100	175
4.750% due 06/07/2010		600	1,056
5.000% due 03/07/2012		500	900
4.750% due 09/07/2015		200	362

Total United Kingdom (Cost $2,699)			2,631

UNITED STATES (i) 48.0%
Asset-Backed Securities 1.8%
AAA Trust
4.479% due 04/25/2035 (a)		$152	153
Ameriquest Mortgage Securities, Inc.
4.789% due 03/25/2033 (a)		2	2
Amortizing Residential Collateral Trust
4.729% due 10/25/2031 (a)		6	6
4.669% due 07/25/2032 (a)		1	1
AMRESCO Residential Securities Corp. Mortgage Loan Trust
5.319% due 06/25/2029 (a)		3	3
CS First Boston Mortgage Securities Corp.
4.689% due 01/25/2032 (a)		4	4
Fieldstone Mortgage Investment Corp.
4.669% due 01/25/2035 (a)		19	20
First Alliance Mortgage Loan Trust
4.600% due 12/20/2027 (a)		4	4
First Franklin Mortgage Loan Trust Asset-Backed Certificates
5.029% due 02/25/2034 (a)		47	47
GSR Mortgage Loan Trust
4.480% due 12/25/2030 (a)		200	200
Home Equity Asset Trust
4.529% due 08/25/2034 (a)		11	11
Household Mortgage Loan Trust
4.670% due 05/20/2032 (a)		16	16
Irwin Home Equity Loan Trust
4.899% due 06/25/2028 (a)		3	3
Long Beach Mortgage Loan Trust
4.699% due 07/25/2033 (a)		1	1
Morgan Stanley Dean Witter Capital I, Inc.
4.709% due 07/25/2032 (a)		1	1
Novastar Home Equity Loan
4.469% due 04/25/2028 (a)		5	5
4.939% due 01/25/2031 (a)		1	1
Quest Trust
4.939% due 06/25/2034 (a)		56	56
Residential Asset Mortgage Products, Inc.
4.719% due 09/25/2033 (a)		11	11
Residential Asset Securities Corp.
4.649% due 04/25/2032 (a)		14	14
4.629% due 07/25/2032 (a)		20	20
SLM Student Loan Trust
4.220% due 07/25/2013 (a)		114	114
4.210% due 01/26/2015 (a)		121	121
Soundview Home Equity Loan Trust
4.549% due 04/25/2035 (a)		58	58

			872

Corporate Bonds & Notes 1.5%
Citigroup, Inc.
4.559% due 12/26/2008 (a)		100	100
CMS Energy Corp.
8.900% due 07/15/2008		100	107

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

General Motors Acceptance Corp.
5.243% due 05/18/2006 (a)		$100	$98
J.P. Morgan Chase & Co., Inc.
8.019% due 02/15/2012 (a)		10	10
KFW International Finance, Inc.
1.750% due 03/23/2010	JY	11,000	97
MCI, Inc.
7.688% due 05/01/2009		$100	104
Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049 (a)		100	108
Toyota Motor Credit Corp.
4.302% due 10/12/2007 (a)		100	100

			724

Mortgage-Backed Securities 3.6%
Bank of America Mortgage Securities
5.000% due 05/25/2034		219	216
Commercial Mortgage Asset Trust
6.975% due 01/17/2032		100	110
Countrywide Alternative Loan Trust
4.660% due 02/25/2036 (a)		200	200
Countrywide Home Loan Mortgage Pass-Through Trust
4.709% due 02/25/2035 (a)		72	72
4.699% due 03/25/2035 (a)		231	232
Credit-Based Asset Servicing & Securitization LLC
4.699% due 06/25/2032 (a)		6	6
CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033		15	15
3.400% due 08/25/2033 (a)		21	21
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030		1	1
GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035		97	100
GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034		140	139
Mellon Residential Funding Corp.
4.809% due 12/15/2030 (a)		75	75
Merrill Lynch Mortgage Investors, Inc.
4.749% due 03/15/2025 (a)		26	26
Morgan Stanley Capital I
4.509% due 04/15/2016 (a)		52	52
Sequoia Mortgage Trust
4.670% due 08/20/2032 (a)		37	37
Structured Asset Mortgage Investments, Inc.
4.720% due 03/19/2034 (a)		81	81
4.660% due 09/19/2032 (a)		69	69
4.700% due 09/19/2032 (a)		36	37
Structured Asset Securities Corp.
4.669% due 01/25/2033 (a)		4	4
Washington Mutual Mortgage Securities Corp.
5.134% due 10/25/2032 (a)		6	6
4.649% due 12/25/2027 (a)		105	105
4.689% due 12/25/2044 (a)		78	78
4.324% due 02/27/2034 (a)		35	35
Washington Mutual, Inc.
4.609% due 04/25/2045 (a)		90	90

			1,807

Municipal Bonds & Notes 0.9%
Connecticut State General Obligation Bonds, Series 2001
5.500% due 12/15/2013		100	112
Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033		100	103
Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 05/15/2023		100	104
Seattle, Washington Water System Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2033		100	103

			422

Shares

Preferred Security 1.4%
DG Funding Trust
3.360% due 12/29/2049 (a)	65	$693

Preferred Stock 0.0%
Fannie Mae
7.000% due 12/31/1949 (a)	431	24

	Principal Amount (000s)
U.S. Government Agencies 31.3%
Fannie Mae
4.197% due 11/01/2034 (a)	$465	460
4.499% due 03/25/2034 (a)	96	96
4.529% due 08/25/2034 (a)	92	92
4.729% due 01/25/2016-09/25/2042 (a)(e)	116	117
4.993% due 12/01/2034 (a)	73	74
5.000% due 09/01/2018-02/13/2036 (e)	635	618
5.500% due 11/01/2016-01/12/2036 (e)	13,174	13,061
6.000% due 07/25/2044	74	75
Freddie Mac
4.526% due 10/25/2044 (a)	233	234
5.370% due 02/01/2029 (a)	39	40
6.530% due 11/26/2012	300	308
Government National Mortgage Association
4.375% due 04/20/2028-06/20/2030 (a)(e)	40	40
Tennessee Valley Authority
4.875% due 12/15/2016	300	310

		15,525

U.S. Treasury Obligations 7.5%
Treasury Inflation Protected Securities (d)
2.000% due 07/15/2014	317	315
3.625% due 04/15/2028	123	159
U.S. Treasury Bonds
8.875% due 02/15/2019	100	142
8.125% due 08/15/2019	300	407
7.875% due 02/15/2021	200	271
8.125% due 05/15/2021	400	554
U.S. Treasury Note
3.500% due 12/15/2009	1,900	1,841
U.S. Treasury Strip
0.000% due 11/15/2021 (b)	100	48

		3,737

Total United States (Cost $23,907)		23,804

PURCHASED CALL OPTIONS 0.2%
	Notional Amount (000s)
2-Year Interest Rate Swap (OTC)
Strike @ 4.750%** Exp. 05/02/2006	$2,300	5
Strike @ 4.750%** Exp. 08/07/2006	4,700	18
Strike @ 4.250%** Exp. 10/11/2006	2,300	3
Strike @ 4.250%** Exp. 10/12/2006	2,300	3
Strike @ 4.500%** Exp. 10/18/2006	2,300	6
Strike @ 4.250%** Exp. 10/25/2006	2,300	4
30-Year Interest Rate Swap (OTC)
Strike @ 5.750%** Exp. 04/27/2009	200	26

# of
Contracts

90-Day Eurodollar June Futures (CME)
Strike @ $95.00 Exp. 06/19/2006	12	$7
	Principal Amount (000s)

U.S. dollar versus Japanese Yen (OTC)
Strike @ JY117.00 Exp. 12/11/2006	$370	6

Total Purchased Call Options (Cost $77)		78

PURCHASED PUT OPTIONS 0.0%
	Notional Amount (000s)
30-Year Interest Rate Swap (OTC)
Strike @ 6.250%* Exp. 04/27/2009	$200	6
	# of Contracts
90-day Eurodollar March Futures (CME)
Strike @ $95.125 Exp. 03/13/2006	20	1
90-Day Eurodollar June Futures (CME)
Strike @ $95.00 Exp. 06/19/2006	32	6

Total Purchased Put Options (Cost $21)		13

SHORT-TERM INSTRUMENTS 26.0%
	Principal Amount (000s)
Commercial Paper 25.0%
Barclays U.S. Funding Corp.
4.170% due 02/24/2006	$300	298
BNP Paribas Finance
4.155% due 02/27/2006	700	695
CBA (de) Finance
4.190% due 02/07/2006	500	498
Dexia Delaware LLC
4.190% due 02/07/2006	1,300	1,295
DnB NORBank ASA
4.255% due 03/08/2006	1,300	1,289
Fannie Mae
4.234% due 03/15/2006	1,300	1,288
General Electric Capital Corp.
4.380% due 03/15/2006	1,100	1,090
HBOS Treasury Services PLC
4.285% due 02/23/2006	500	497
4.385% due 03/14/2006	1,400	892
Nissan Motors Acceptance Corp.
4.430% due 01/23/2006	400	399
Rabobank USA Financial Corp.
4.055% due 01/20/2006	1,000	998
Societe Generale N.A.
4.145% due 02/01/2006	400	399
Svenska Handelsbanken, Inc.
4.340% due 03/06/2006	800	793
UBS Finance Delaware LLC
4.190% due 01/03/2006	900	400
4.155% due 02/28/2006	500	497
Virginia Electric and Power Co.
4.490% due 01/10/2006	100	100
Westpac Trust Securities NZ Ltd.
3.970% due 01/03/2006	1,000	1,000

		12,428

10	Annual Report	December 31, 2005	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

Repurchase Agreement 0.6%
State Street Bank
3.900% due 01/03/2006	$294	$294

(Dated 12/30/2005. Collateralized by Federal Home Loan Bank 4.375% due 09/17/2010 valued at $300. Repurchase proceeds are $294.)
U.S. Treasury Bills 0.4%
3.836% due 03/02/2006-03/16/2006 (e)(f)	185	184

Total Short-Term Instruments (Cost $12,909)		12,906

Total Investments (c) 123.1%		$61,118
(Cost $60,437)
Written Options (h) (0.1%)		(58)
(Premiums $68)
Other Assets and Liabilities (Net) (23.0%)		(11,406)

Net Assets 100.0%		$49,654

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal only security.

(c) As of December 31, 2005, portfolio securities with an aggregate market value of $626 were valued with reference to securities whose prices are more readily obtainable.

(d) Principal amount of security is adjusted for inflation.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Securities with an aggregate market value of $184 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures	Long	03/2006	8	$(13)
Euro-Bobl 5-Year Note Futures	Long	03/2006	3	0
Euro-Bund 10-Year Note Futures	Long	03/2006	56	63
Japan Government Bond 10-Year Bond Futures	Long	03/2006	7	22
U.S. Treasury 10-Year Note Futures	Long	03/2006	16	12
U.S. Treasury 30-Year Bond Futures	Long	03/2006	3	4

				$88

(g) Swap agreements outstanding on December 31, 2005:

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A.	6-month Australian Bank Bill	Pay	6.000%	06/15/2010	A$	700	$2
Citibank N.A.	6-month Australian Bank Bill	Receive	6.000%	06/15/2015		400	(5)
UBS Warburg LLC	6-month Australian Bank Bill	Pay	6.000%	06/15/2010		2,700	1
UBS Warburg LLC	6-month Australian Bank Bill	Receive	6.000%	06/15/2015		1,500	(9)
Barclays Bank PLC	6-month BP-LIBOR	Pay	5.000%	09/15/2010	BP	2,400	28
Barclays Bank PLC	6-month BP-LIBOR	Receive	5.000%	09/15/2015		300	(27)
Barclays Bank PLC	6-month BP-LIBOR	Receive	5.000%	06/18/2034		100	(6)
Citibank N.A.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		500	7
HSBC Bank USA	6-month BP-LIBOR	Pay	5.000%	09/15/2010		800	9
HSBC Bank USA	6-month BP-LIBOR	Receive	5.000%	06/18/2034		200	(13)
J.P. Morgan Chase & Co.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		600	(6)
Lehman Brothers, Inc.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		200	0
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		600	6
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Receive	5.000%	06/18/2034		200	(4)
UBS Warburg LLC	6-month BP-LIBOR	Pay	5.000%	09/15/2010		400	15
Bank of America	3-month Canadian Bank Bill	Receive	5.500%	12/16/2014	C$	500	(8)
Citibank N.A.	6-month EC-LIBOR	Receive	5.000%	06/17/2012	EC	200	(4)
Citibank N.A.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		1,280	(1)
Citibank N.A.	6-month EC-LIBOR	Receive	4.500%	06/17/2015		100	(3)
Goldman Sachs & Co.	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	8
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	2
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Receive	5.000%	06/17/2012		100	(2)
Lehman Brothers, Inc.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		400	1
Merrill Lynch & Co., Inc.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		2,600	(2)
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Pay	4.000%	06/17/2010		100	1
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		300	(1)
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	4.500%	06/17/2015		400	7
UBS Warburg LLC	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	1

See accompanying notes	December 31, 2005	Annual Report	11

Schedule of Investments (Cont.)

Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2005

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	5.753%	02/08/2006	H$	3,000	$(1)
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	4.235%	12/17/2008		7,100	4
Barclays Bank PLC	6-month JY-LIBOR	Receive	1.500%	06/15/2015	JY	20,000	(2)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.020%	05/18/2010		17,000	(8)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	1.300%	09/21/2011		40,000	(5)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	1.500%	06/15/2015		120,000	(4)
Merrill Lynch & Co., Inc.	6-month JY-LIBOR	Receive	1.500%	06/15/2015		50,000	0
Morgan Stanley Dean Witter & Co.	6-month JY-LIBOR	Receive	1.500%	06/15/2015		80,000	7
UBS Warburg LLC	6-month JY-LIBOR	Receive	0.800%	03/20/2012		50,000	(9)
Bank of America	3-month USD-LIBOR	Pay	3.000%	06/15/2006		$3,000	8
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.000%	06/21/2016		1,000	(13)
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2008		800	1
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2011		1,800	(9)
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2016		1,000	(11)
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	3.000%	06/15/2006		5,000	15
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	06/21/2011		2,200	(11)
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	06/21/2013		4,700	(34)
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	06/21/2016		1,100	(15)
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2008		900	2
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2016		700	(9)
UBS Warburg LLC	3-month USD-LIBOR	Receive	5.000%	06/21/2016		800	(11)
UBS Warburg LLC	3-month USD-LIBOR	Receive	5.000%	06/21/2026		900	(22)

							$(130)

(h) Written options outstanding on December 31, 2005:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CME Eurodollar 1-Year Mid-Curve June Futures	$95.250	06/16/2006	12	$8	$7
Put - CME Eurodollar 1-Year Mid-Curve March Futures	94.875	03/10/2006	20	2	2
Put - CME Eurodollar 1-Year Mid-Curve June Futures	94.750	06/16/2006	32	5	4

				$15	$13

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.780	%**	08/07/2006	$2,000	$16	$19
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.300	%**	10/11/2006	1,000	7	4
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.320	%**	10/25/2006	1,000	7	4
Call - OTC 5-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.300	%**	10/12/2006	1,000	7	4
Call - OTC 5-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.560	%**	10/18/2006	1,000	10	8
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	4.780	%**	05/02/2006	1,000	6	6

						$53	$45

*	The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
**	The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(i) Forward foreign currency contracts outstanding on December 31, 2005:

Type		Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BP	7	01/2006	$0	$0	$0
Sell		1,264	01/2006	30	(2)	28
Buy	BR	55	02/2006	1	(1)	0
Sell	C$	1,236	01/2006	0	(24)	(24)
Buy	CP	9,940	02/2006	1	0	1
Sell	DK	178	03/2006	0	0	0
Buy	EC	58	01/2006	0	0	0
Sell		8,892	01/2006	2	(100)	(98)
Buy	H$	475	01/2006	0	0	0
Buy	IR	432,900	01/2006	4	0	4
Sell		432,900	01/2006	0	0	0

12	Annual Report	December 31, 2005	See accompanying notes

Type		Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	JY	43,543	01/2006	$ 7	$0	$7
Sell		414,463	01/2006	2	0	2
Buy	KW	13,000	01/2006	0	0	0
Buy		7,241	02/2006	0	0	0
Buy		28,000	03/2006	1	0	1
Buy	MP	273	02/2006	1	0	1
Buy		68	03/2006	0	0	0
Buy	N$	29	01/2006	0	0	0
Buy	PN	76	02/2006	0	(1)	(1)
Buy	PZ	66	02/2006	0	0	0
Buy		15	03/2006	0	0	0
Buy	RR	201	01/2006	0	0	0
Buy		457	02/2006	0	0	0
Buy	S$	11	01/2006	0	0	0
Buy		8	02/2006	0	0	0
Buy	SR	70	02/2006	0	0	0
Buy	SV	478	02/2006	0	(1)	(1)
Buy		362	03/2006	0	0	0
Buy	T$	1,086	02/2006	0	0	0

				$ 49	$(129)	$(80)

See accompanying notes	December 31, 2005	Annual Report	13

Notes to Financial Statements

December 31, 2005

1. Organization

The Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

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Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

A$	-	Australian Dollar
BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with

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respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates. Payments received for IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security each time payment is received until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are included in interest income on the Statement of Operations.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$122,922	$105,988	$96,480	$95,948

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2004	15	$ 2,600	$114
Sales	196	7,000	101
Closing Buys	(60)	(1,600)	(80)
Expirations	(87)	(1,000)	(67)
Exercised	0	0	0
Balance at 12/31/2005	64	$ 7,000	$68

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6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	1,697	17,519	1,074	10,884

Issued as reinvestment of distributions
Institutional Class	0	0	0	1
Administrative Class	140	1,452	149	1,507

Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(793)	(8,208)	(693)	(6,998)

Net increase resulting from Portfolio share transactions	1,044	$10,763	530	$5,394

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	4	96

*	Pacific Investment Management Company LLC, a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$ 1,973	$135	$164	$(869)	$0	$(23)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, forwards, wash sales and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital losses realized during the period November 1, 2005 through December 31, 2005 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 60,867	$1,054	$(803)	$251

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$ 1,452	$0	$0
12/31/04	1,121	387	0

(5)	Includes short-term capital gains.

December 31, 2005	Annual Report	19

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

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Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2005:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	1.33%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Foreign Bond Portfolio (U.S. Dollar-Hedged)	1.33%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2005	Annual Report	21

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Foreign Bond Portfolio (U.S. Dollar-Hedged)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Foreign Bond Portfolio (U.S. Dollar-Hedged) (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional share class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

22	Annual Report	December 31, 2005

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2005	Annual Report	23

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

24	Annual Report	December 31, 2005

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

December 31, 2005	Annual Report	25

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

26	Annual Report	December 31, 2005

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

December 31, 2005	Annual Report	27

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

GLOBAL BOND PORTFOLIO (UNHEDGED)

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets—changed to 4PM NY close of exchange markets on 07/01/2004. It is not possible to invest directly in such an unmanaged index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Global Bond Portfolio (Unhedged)

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                    Global Bond Portfolio           JPMorgan GBI
                 (Unhedged) Administrative      Global FX NY Index
                           Class                  Unhedged in USD
                 --------------------------       ---------------
    01/31/2002          $10,000                       $10,000
    02/28/2002            9,978                        10,053
    03/31/2002            9,907                        10,009
    04/30/2002           10,267                        10,364
    05/31/2002           10,566                        10,646
    06/30/2002           11,031                        11,143
    07/31/2002           11,146                        11,266
    08/31/2002           11,291                        11,472
    09/30/2002           11,474                        11,607
    10/31/2002           11,450                        11,558
    11/30/2002           11,470                        11,562
    12/31/2002           12,016                        12,131
    01/31/2003           12,222                        12,289
    02/28/2003           12,422                        12,466
    03/31/2003           12,400                        12,497
    04/30/2003           12,566                        12,647
    05/31/2003           13,094                        13,196
    06/30/2003           12,895                        12,988
    07/31/2003           12,441                        12,582
    08/31/2003           12,401                        12,519
    09/30/2003           13,121                        13,227
    10/31/2003           13,033                        13,157
    11/30/2003           13,222                        13,366
    12/31/2003           13,749                        13,891
    01/31/2004           13,785                        13,936
    02/29/2004           13,810                        13,968
    03/31/2004           14,013                        14,165
    04/30/2004           13,461                        13,557
    05/31/2004           13,543                        13,653
    06/30/2004           13,603                        13,683
    07/31/2004           13,517                        13,598
    08/31/2004           13,847                        13,952
    09/30/2004           14,005                        14,129
    10/31/2004           14,445                        14,568
    11/30/2004           14,950                        15,007
    12/31/2004           15,207                        15,262
    01/31/2005           14,974                        15,064
    02/28/2005           14,981                        15,049
    03/31/2005           14,834                        14,865
    04/30/2005           15,046                        15,107
    05/31/2005           14,721                        14,782
    06/30/2005           14,650                        14,716
    07/31/2005           14,497                        14,541
    08/31/2005           14,808                        14,869
    09/30/2005           14,449                        14,517
    10/31/2005           14,194                        14,285
    11/30/2005           13,984                        14,115
    12/31/2005           14,201                        14,294

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

COUNTRY ALLOCATION‡

United States	41.3%
Short-Term Instruments	22.2%
Germany	16.1%
United Kingdom	7.3%
Japan	4.8%
Other	8.3%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	Portfolio Inception (01/10/02)*
	Global Bond Portfolio (Unhedged) Administrative Class	-6.61%	9.27%
- - - - - - -	JPMorgan GBI Global FX NY Index Unhedged in USD	-6.34%	8.90%
	All Portfolio returns are net of fees and expenses. * The Portfolio began operations on 01/10/02. Index comparisons began on 12/13/01.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$969.30	$1,020.67
Expenses Paid During Period†	$4.47	$4.58

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Global Bond Portfolio (Unhedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	Over the twelve-month period ended December 31, 2005, the Portfolio’s Administrative Class shares returned -6.61%, underperforming its benchmark, the JPMorgan GBI Global FX NY Index Unhedged in USD which returned -6.34%.

•	An overweight to short-to-intermediate maturities in Euroland contributed positively to performance amid sluggish economic growth and benign inflation in the region.

•	A focus on the short-to-intermediate portion of the U.S. yield curve detracted from returns as the yield curve flattened amidst the continued Federal Reserve tightening cycle. An overall underweight to U.S. duration mitigated this effect as yields trended upwards over the year on resilient economic growth.

•	Strategies that benefit when swap spreads widen in the U.S., Europe and Japan added to performance. Rising rates and volatility widened global swap rates relative to government bonds.

•	A small tactical exposure to emerging market bonds added to returns amid strong demand for their attractive yields and improving credit fundamentals.

•	A long position in the yen, euro and select emerging market currencies versus the U.S. dollar detracted from returns as the dollar gained due to relative economic strength and widening interest rate differentials.

•	A modest allocation to mortgage-backed securities, which lagged like-duration Treasuries amid rising rates and subdued investor demand, was negative for performance.

•	A key factor in the Portfolio and benchmark’s negative performances was the U.S. dollar’s appreciation versus non-U.S. currencies during 2005.

4	Annual Report	December 31, 2005

Financial Highlights

Global Bond Portfolio (Unhedged) (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2005	12/31/2004	12/31/2003		1/10/2002- 12/31/2002

Net asset value beginning of period	$13.27	$13.03	$11.69		$10.00
Net investment income (a)	0.35	0.26	0.25		0.28
Net realized/unrealized gain (loss) on investments (a)	(1.22)	1.08	1.42		1.73
Total income from investment operations	(0.87)	1.34	1.67		2.01
Dividends from net investment income	(0.32)	(0.24)	(0.25)		(0.27)
Distributions from net realized capital gains	(0.17)	(0.86)	(0.08)		(0.05)
Total distributions	(0.49)	(1.10)	(0.33)		(0.32)
Net asset value end of period	$11.91	$13.27	$13.03		$11.69
Total return	(6.61)%	10.60%	14.43%		20.35%
Net assets end of period (000s)	$94,214	$41,695	$29,415		$20,456
Ratio of net expenses to average net assets	0.90%	0.90%	0.92	%(c)	0.90	%*(b)
Ratio of net investment income to average net assets	2.82%	2.03%	2.03%		2.65	%*
Portfolio turnover rate	320%	319%	592%		581%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.01%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.90%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Global Bond Portfolio (Unhedged)

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$113,502
Cash	24
Foreign currency, at value	726
Receivable for investments sold	3,748
Receivable for investments sold on delayed-delivery basis	501
Unrealized appreciation on forward foreign currency contracts	361
Receivable for Portfolio shares sold	120
Interest and dividends receivable	994
Variation margin receivable	41
Swap premiums paid	435
Unrealized appreciation on swap agreements	248
120,700

Liabilities:

Payable for investments purchased	$17,219
Payable for investments purchased on delayed-delivery basis	7,788
Unrealized depreciation on forward foreign currency contracts	26
Written options outstanding	90
Payable for Portfolio shares redeemed	83
Accrued investment advisory fee	20
Accrued administration fee	41
Accrued servicing fee	14
Variation margin payable	11
Swap premiums received	932
Unrealized depreciation on swap agreements	262
26,486

Net Assets	$94,214

Net Assets Consist of:

Paid in capital	$95,197
(Overdistributed) net investment income	(1,332)
Accumulated undistributed net realized (loss)	(307)
Net unrealized appreciation	656
$94,214

Net Assets:

Administrative Class	$94,214

Shares Issued and Outstanding:

Administrative Class	7,908

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$11.91

Cost of Investments Owned	$113,361
Cost of Foreign Currency Held	$729
Premiums Received on Written Options	$112

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Global Bond Portfolio (Unhedged)

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$2,205
Dividends	11
Total Income	2,216

Expenses:

Investment advisory fees	149
Administration fees	298
Servicing fees - Administrative Class	89
Trustees’ fees	1
Interest expense	1
Total Expenses	538

Net Investment Income	1,678

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(352)
Net realized gain on futures contracts, options and swaps	333
Net realized (loss) on foreign currency transactions	(3,291)
Net change in unrealized (depreciation) on investments	(2,545)
Net change in unrealized appreciation on futures contracts, options and swaps	469
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(194)
Net (Loss)	(5,580)

Net (Decrease) in Net Assets Resulting from Operations	$(3,902)

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Global Bond Portfolio (Unhedged)

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$1,678	$702
Net realized gain (loss)	(3,310)	2,100
Net change in unrealized appreciation (depreciation)	(2,270)	1,090
Net increase (decrease) resulting from operations	(3,902)	3,892

Distributions to Shareholders:

From net investment income
Administrative Class	(1,572)	(649)

From net realized capital gains
Administrative Class	(1,301)	(2,504)

Total Distributions	(2,873)	(3,153)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	63,454	13,840

Issued as reinvestment of distributions
Administrative Class	2,873	3,159

Cost of shares redeemed
Administrative Class	(7,033)	(5,458)
Net increase resulting from Portfolio share transactions	59,294	11,541

Total Increase in Net Assets	52,519	12,280

Net Assets:

Beginning of period	41,695	29,415
End of period*	$94,214	$41,695

*Including undistributed (overdistributed) net investment income of:	$(1,332)	$1,253

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Global Bond Portfolio (Unhedged)

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

BELGIUM (j) 0.8%

Belgium Government Bond
4.250% due 09/28/2014	EC	600	$762

Total Belgium (Cost $764)			762

BRAZIL 0.7%

Brazilian Government International Bond
11.250% due 07/26/2007		$300	326
5.188% due 04/15/2009 (a)		17	17
5.250% due 04/15/2009 (a)		53	53
10.271% due 06/29/2009 (a)		100	116
5.250% due 04/15/2012 (a)		153	151

Total Brazil (Cost $656)			663

CAYMAN ISLANDS (j) 0.4%

AIG SunAmerica Institutional Funding II Ltd.
3.587% due 06/15/2007 (a)	C$	200	172
Vita Capital Ltd.
5.404% due 01/01/2007 (a)		$250	250

Total Cayman Islands (Cost $411)			422

FRANCE (j) 1.7%

France Government Bond
6.500% due 04/25/2011	EC	300	414
3.150% due 07/25/2032 (c)		106	176
5.750% due 10/25/2032		600	972

Total France (Cost $1,585)			1,562

GERMANY (j) 19.4%

Amadeus Global Travel
4.875% due 04/08/2013 (a)	EC	50	59
5.375% due 04/08/2014 (a)		50	60
Republic of Germany
5.375% due 01/04/2010		500	644
5.250% due 07/04/2010		1,000	1,292
5.250% due 01/04/2011		1,100	1,432
4.250% due 01/04/2014		500	634
4.250% due 07/04/2014		5,700	7,236
6.250% due 01/04/2024		600	967
6.500% due 07/04/2027		1,100	1,870
5.625% due 01/04/2028		1,650	2,556
6.250% due 01/04/2030		300	507
5.500% due 01/04/2031		400	622
4.750% due 07/04/2034		100	143
Satbirds Finance
4.897% due 04/04/2013 (a)		200	237

Total Germany (Cost $17,940)			18,259

ITALY (j) 1.3%

Italy Government International Bond
9.500% due 02/01/2006	EC	650	773
Seashell Securities PLC
2.486% due 10/25/2028 (a)		56	66
Siena Mortgage SpA
2.693% due 12/16/2038 (a)		292	347
Telecom Italia SpA
5.625% due 02/01/2007		60	73

Total Italy (Cost $1,026)			1,259

JAPAN (j) 5.8%

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.500% due 12/16/2015 (a)	EC	100	$118
Japan Government Bond
0.700% due 09/20/2008	JY	20,000	171
1.600% due 09/20/2013		10,000	87
1.500% due 03/20/2014		50,000	430
1.600% due 06/20/2014		120,000	1,038
1.600% due 09/20/2014		240,000	2,072
2.400% due 06/20/2024		10,000	91
2.300% due 05/20/2030		19,200	166
2.300% due 06/20/2035		130,000	1,097
Resona Bank Ltd.
5.850% due 09/29/2049 (a)		$100	100
Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049 (a)		100	100

Total Japan (Cost $5,755)			5,470

LUXEMBOURG 0.1%

VTB Capital S.A. for Vneshtorgbank
5.250% due 09/21/2007 (a)		$100	100

Total Luxembourg (Cost $100)			100

MEXICO (j) 0.3%

Mexico Government International Bond
6.750% due 06/06/2006	JY	7,000	61
Pemex Project Funding Master Trust
5.010% due 12/03/2012 (a)		$100	100
5.750% due 12/15/2015		100	100

Total Mexico (Cost $265)			261

NETHERLANDS (j) 2.5%

Dutch Mortgage-Backed Securities BV
2.450% due 10/02/2079 (a)	EC	1,000	1,188
Netherlands Government Bond
6.000% due 01/15/2006		700	830
4.250% due 07/15/2013		200	253

Total Netherlands (Cost $2,134)			2,271

PANAMA 0.1%

Panama Government International Bond
9.625% due 02/08/2011		$100	117

Total Panama (Cost $116)			117

PERU 0.1%

Peru Government International Bond
9.125% due 02/21/2012		$100	115

Total Peru (Cost $115)			115

RUSSIA 0.2%

Russia Government International Bond
10.000% due 06/26/2007		$50	54
5.000% due 03/31/2030 (a)		100	113

Total Russia (Cost $167)			167

SOUTH AFRICA 0.1%

South Africa Government International Bond
8.375% due 10/17/2006		$53	54

Total South Africa (Cost $55)			54

SPAIN (j) 1.7%

Banesto Banco de Emisiones
2.226% due 10/04/2006 (a)	EC	100	$118
Caja Madrid
2.461% due 05/30/2006 (a)		100	118
Spain Government Bond
5.150% due 07/30/2009		900	1,143
5.750% due 07/30/2032		100	162

Total Spain (Cost $1,530)			1,541

UNITED KINGDOM (j) 8.7%

HBOS Treasury Services PLC
5.920% due 09/29/2049 (a)		$200	196
Holmes Financing PLC
2.425% due 10/15/2009 (a)	EC	100	119
2.445% due 07/25/2010 (a)		100	119
Paragon Mortgages PLC
2.806% due 03/15/2030		200	237
United Kingdom Gilt
5.000% due 03/07/2008	BP	100	175
4.750% due 06/07/2010		4,000	7,042
5.000% due 03/07/2012		200	360

Total United Kingdom (Cost $8,373)			8,248

UNITED STATES 49.7%
Asset-Backed Securities 3.7%
AAA Trust
4.479% due 11/26/2035 (a)		$152	153
ACE Securities Corp.
4.489% due 10/25/2035 (a)		183	183
Aegis Asset-Backed Securities Trust
4.420% due 10/25/2034 (a)		84	84
Ameriquest Mortgage Securities, Inc.
4.789% due 03/25/2033 (a)		3	3
Amortizing Residential Collateral Trust
4.729% due 10/25/2031 (a)		6	6
4.669% due 07/25/2032 (a)		1	1
Argent Securities, Inc.
4.499% due 10/25/2035 (a)		175	175
Asset-Backed Funding Certificates
4.489% due 08/25/2035 (a)		79	79
Asset-Backed Securities Corp. Home Equity
4.489% due 11/25/2035 (a)		95	95
Bank One Issuance Trust
4.419% due 10/15/2008 (a)		300	300
Bear Stearns Asset-Backed Securities, Inc.
4.589% due 07/25/2031 (a)		31	31
4.549% due 12/25/2042 (a)		26	26
Carrington Mortgage Loan Trust
4.459% due 06/25/2035 (a)		68	68
4.499% due 09/25/2035 (a)		516	516
Centex Home Equity Co. LLC
4.659% due 01/25/2034 (a)		3	3
4.469% due 06/25/2035 (a)		122	122
Countrywide Asset-Backed Certificates
4.459% due 10/25/2035 (a)		63	63
CS First Boston Mortgage Securities Corp.
4.689% due 01/25/2032 (a)		2	2
4.709% due 05/25/2043 (a)		12	12
Fieldstone Mortgage Investment Corp.
4.669% due 01/25/2035 (a)		19	19
First Franklin Mortgage Loan Trust Asset-Backed Certificates
5.029% due 02/25/2034 (a)		24	24
First USA Credit Card Master Trust
4.510% due 11/19/2008 (a)		200	200
GSAMP Trust
4.669% due 03/25/2034 (a)		94	94
Home Equity Asset Trust
4.529% due 08/25/2034 (a)		11	11

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Global Bond Portfolio (Unhedged)

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Irwin Home Equity Loan Trust
4.899% due 06/25/2028 (a)	$3	$3
Long Beach Mortgage Loan Trust
4.699% due 07/25/2033 (a)	3	3
Merrill Lynch Mortgage Investors, Inc.
4.479% due 06/25/2036 (a)	66	66
Quest Trust
4.271% due 12/25/2035 (a)	245	245
Residential Asset Mortgage Products, Inc.
4.709% due 12/25/2033 (a)	19	19
Residential Asset Securities Corp.
4.479% due 05/25/2027 (a)	96	96
SACO I, Inc.
4.489% due 07/25/2035 (a)	236	236
Saxon Asset Securities Trust
4.649% due 01/25/2032 (a)	3	3
Soundview Home Equity Loan Trust
4.549% due 04/25/2035 (a)	173	174
4.489% due 11/25/2035 (a)	186	186
Structured Asset Securities Corp.
4.591% due 05/25/2034 (a)	63	64
4.900% due 04/25/2035 (a)	82	80
Truman Capital Mortgage Loan Trust
4.719% due 01/25/2034 (a)	66	66

		3,511

Corporate Bonds & Notes 2.5%
AOL Time Warner, Inc.
6.125% due 04/15/2006	100	100
Atlantic & Western Re Ltd.
10.519% due 01/09/2007 (a)	250	250
CIT Group, Inc.
4.590% due 05/23/2008 (a)	100	100
Citigroup , Inc.
4.559% due 12/26/2008 (a)	200	200
CMS Energy Corp.
8.900% due 07/15/2008	200	215
DaimlerChrysler N.A. Holding Corp.
6.400% due 05/15/2006	100	101
Dominion Resources, Inc.
4.819% due 09/28/2007 (a)	100	100
General Motors Acceptance Corp.
5.243% due 05/18/2006 (a)	200	196
Harrah’s Operating Co., Inc.
4.900% due 02/08/2008 (a)	100	100
HJ Heinz Co.
6.428% due 12/01/2020	300	308
HSBC Finance Corp.
4.621% due 09/15/2008 (a)	100	100
MCI, Inc.
7.688% due 05/01/2009	100	103
Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049 (a)	100	108
Toyota Motor Credit Corp.
4.302% due 10/12/2007 (a)	400	400

		2,381

Mortgage-Backed Securities 4.4%
Bank of America Mortgage Securities
5.000% due 05/25/2034	293	289
Countrywide Alternative Loan Trust
4.660% due 02/25/2036 (a)	500	500
Countrywide Home Loan Mortgage Pass-Through Trust
4.709% due 02/25/2035 (a)	72	72
4.699% due 03/25/2035 (a)	78	78
4.669% due 04/25/2035 (a)	73	73
4.659% due 08/25/2034 (a)	64	64
4.759% due 09/25/2034 (a)	104	104
CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	15	15
GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	625	613

GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035	97	100
GMAC Mortgage Corp. Loan Trust
5.500% due 09/25/2034	140	139
GSR Mortgage Loan Trust
3.413% due 06/01/2034 (a)	125	123
4.541% due 09/25/2035 (a)	283	279
Harborview Mortgage Loan Trust
4.740% due 02/25/2034 (a)	42	43
Mellon Residential Funding Corp.
4.809% due 12/15/2030 (a)	75	75
Morgan Stanley Capital I
4.509% due 04/15/2016 (a)	52	52
Nomura Asset Acceptance Corp.
5.050% due 10/25/2035 (a)	96	95
Sequoia Mortgage Trust
4.670% due 08/20/2032 (a)	30	30
Structured Asset Mortgage Investments, Inc.
4.720% due 03/19/2034 (a)	81	81
4.660% due 07/19/2034 (a)	69	69
Washington Mutual Mortgage Securities Corp.
4.699% due 01/25/2045 (a)	80	80
5.134% due 10/25/2032 (a)	6	6
4.649% due 12/25/2027 (a)	157	157
4.689% due 12/25/2044 (a)	78	78
4.324% due 02/27/2034 (a)	23	23
4.563% due 08/25/2042 (a)	85	85
Washington Mutual, Inc.
4.669% due 10/25/2045 (a)	196	196
4.640% due 12/26/2045 (a)	400	400
Wells Fargo Mortgage Backed Securities Trust
4.750% due 10/25/2018	280	272

		4,191

Municipal Bonds & Notes 0.3%
Connecticut State General Obligation Bonds, Series 2001
5.500% due 12/15/2013	100	112
New York City, New York Transitional Finance Authority Revenue Bonds, (FSA Insured), Series 2002
5.250% due 08/01/2011	100	109
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2028	25	26
5.000% due 02/01/2033	25	26

		273

	Shares
Preferred Security 0.7%
DG Funding Trust
3.360% due 12/29/2049 (a)	58	618

Preferred Stock 0.0%
Fannie Mae
7.000% due 12/31/2049 (a)	479	26

	Principal Amount (000s)
U.S. Government Agencies 28.5%
Fannie Mae
4.197% due 11/01/2034 (a)	$465	460
4.396% due 10/01/2034 (a)	64	63
4.499% due 03/25/2034 (a)	96	96
4.529% due 08/25/2034 (a)	92	92
4.629% due 08/25/2030 (a)	85	85
4.993% due 12/01/2034 (a)	73	74
5.000% due 11/01/2018- 02/13/2036 (d)	924	905
5.500% due 10/01/2016- 01/12/2036 (d)	19,700	19,540
6.000% due 07/25/2044	147	149

Freddie Mac
4.526% due 10/25/2044 (a)	388	391
4.717% due 02/01/2029 (a)	39	40
5.500% due 06/01/2035-02/13/2036 (d)	4,983	4,936
Government National Mortgage Association
4.125% due 11/20/2024 (a)	10	10

		26,841

U.S. Treasury Obligations 9.6%
Treasury Inflation Protected Securities (c)
3.000% due 07/15/2012	111	117
2.000% due 01/15/2014	108	107
2.000% due 07/15/2014	211	210
U.S. Treasury Bonds
8.750% due 05/15/2017	100	137
8.875% due 02/15/2019	200	284
8.125% due 08/15/2019	100	136
8.125% due 05/15/2021	1,100	1,523
7.125% due 02/15/2023	600	776
6.250% due 08/15/2023	200	239
U.S. Treasury Notes
3.500% due 12/15/2009	1,800	1,745
3.875% due 09/15/2010	130	127
4.250% due 08/15/2013	900	892
4.250% due 11/15/2014	600	593
4.125% due 05/15/2015	1,500	1,468
U.S. Treasury Strips
0.000% due 05/15/2017 (b)	430	258
0.000% due 08/15/2020 (b)	300	153
0.000% due 11/15/2021 (b)	600	288

		9,053

Total United States (Cost $47,004)		46,894

PURCHASED CALL OPTIONS 0.1%
	Notional Amount (000s)

2-Year Interest Rate Swap (OTC)
Strike @ 4.500%** Exp. 04/06/2006	$2,300	1
Strike @ 4.750%** Exp. 05/02/2006	4,600	11
Strike @ 4.750%** Exp. 08/07/2006	4,700	18
Strike @ 4.250%** Exp. 10/11/2006	2,300	3
Strike @ 4.250%** Exp. 10/12/2006	2,300	3
Strike @ 4.500%** Exp. 10/18/2006	4,700	13
Strike @ 4.250%** Exp. 10/25/2006	4,700	7
30-Year Interest Rate Swap (OTC)
Strike @ 5.750%** Exp. 04/27/2009	100	13
U.S. dollar versus Japanese Yen (OTC)
Strike @ JY 120.00 Exp. 12/11/2006	50	1
Strike @ JY 117.00 Exp. 12/11/2006	740	13
	# of Contracts
90-Day Eurodollar June Futures (CME)
Strike @ $95.00 Exp. 06/19/2006	22	12

Total Purchased Call Options (Cost $115)		95

10	Annual Report	December 31, 2005	See accompanying notes

Notional
Amount	Value
(000s)	(000s)

PURCHASED PUT OPTIONS 0.0%

30-Year Interest Rate Swap (OTC)
Strike @ 6.250%* Exp. 04/27/2009	$100	$3
	# of Contracts

90-day Eurodollar March Futures (CME)
Strike @ $92.75 Exp. 03/13/2006	13	0
Strike @ $95.12 Exp. 03/13/2006	40	2
90-Day Eurodollar June Futures (CME)
Strike @ $95.00 Exp. 06/19/2006	62	11
90-Day Eurodollar December Futures (CME)
Strike @ $91.75 Exp. 12/18/2006	161	1
U.S. Treasury Note 10-Year Futures (CBOT)
Strike @ $102.00 Exp. 02/24/2006	41	1

Total Purchased Put Options (Cost $23)		18

SHORT-TERM INSTRUMENTS 26.8%
	Principal Amount (000s)
Commercial Paper 25.0%
Barclays U.S. Funding Corp.
4.170% due 02/24/2006	$400	398
CBA (de) Finance
4.190% due 02/07/2006	1,400	1,394
4.380% due 03/14/2006	2,000	595
Dexia Delaware LLC
4.190% due 02/07/2006	2,100	2,091
4.375% due 03/13/2006	2,600	495
DnB NORBank ASA
4.060% due 01/19/2006	1,100	1,098
4.200% due 02/08/2006	1,900	797

ForeningsSparbanken AB
4.050% due 01/19/2006	2,100	2,096
General Electric Capital Corp.
4.060% due 01/17/2006	2,100	2,097
4.120% due 01/24/2006	2,400	299
Nissan Motors Acceptance Corp.
4.430% due 01/23/2006	900	898
Nordea North America, Inc.
4.075% due 01/20/2006	700	699
4.085% due 01/20/2006	1,200	499
4.375% due 03/09/2006	2,500	1,289
Rabobank USA Financial Corp.
4.055% due 01/20/2006	2,100	2,096
Skandinaviska Enskilda Banken AB
3.985% due 01/05/2006	800	800
Societe Generale N.A.
4.060% due 01/17/2006	1,700	1,198
4.035% due 02/06/2006	500	498
Sumitomo Corp. of America
3.930% due 03/13/2006	200	198
UBS Finance Delaware LLC
4.190% due 01/03/2006	2,800	700
4.055% due 01/19/2006	2,100	2,096
Virginia Electric and Power Co.
4.490% due 01/10/2006	200	200
Westpac Capital Corp.
4.060% due 01/17/2006	1,000	998

		23,529

Repurchase Agreement 0.7%
State Street Bank
3.900% due 01/03/2006	668	668

(Dated 12/30/2005. Collateralized by Fannie Mae 2.625% due 11/15/2006 valued at $685. Repurchase proceeds are $668.)

U.S. Treasury Bills 1.1%
3.865% due 03/02/2006-03/16/2006 (d)(f)(g)	1,035	1,027

Total Short-Term Instruments (Cost $25,227)		25,224

Total Investments (e) 120.5%		$113,502
(Cost $113,361)
Written Options (i) (0.1%)		(90)
(Premiums $112)
Other Assets and Liabilities (Net) (20.4%)		(19,198)

Net Assets 100.0%		$94,214

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal only security.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) As of December 31, 2005, portfolio securities with an aggregate market value of $3,184 were valued with reference to securities whose prices are more readily obtainable.

(f) Securities with an aggregate market value of $744 have been pledged as collateral for swap and swaption contracts on December 31, 2005.

(g) Securities with an aggregate market value of $283 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Type				Expiration Month	# of Contracts		Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures				03/2006		9	$(15)
Euro-Bobl 5-Year Note Futures				03/2006		4	0
Euro-Bund 10-Year Note Futures				03/2006		69	76
Japan Government Bond 10-Year Bond Futures				03/2006		12	37
U.S. Treasury 10-Year Note Futures				03/2006		46	33
U.S. Treasury 30-Year Bond Futures				03/2006		11	18

							$149

(h) Swap agreements outstanding on December 31, 2005:
Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A.	6-month Australian Bank Bill	Pay	6.000%	06/15/2010	A$	700	$2
Citibank N.A.	6-month Australian Bank Bill	Receive	6.000%	06/15/2015		400	(5)
UBS Warburg LLC	6-month Australian Bank Bill	Pay	6.000%	06/15/2010		2,800	1
UBS Warburg LLC	6-month Australian Bank Bill	Receive	6.000%	06/15/2015		1,600	(9)
Barclays Bank PLC	6-month BP-LIBOR	Pay	5.000%	09/15/2010	BP	2,000	37
Barclays Bank PLC	6-month BP-LIBOR	Receive	5.000%	06/18/2034		100	(6)
Citibank N.A.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		1,900	15
HSBC Bank USA	6-month BP-LIBOR	Pay	5.000%	09/15/2010		500	2

See accompanying notes	December 31, 2005	Annual Report	11

Schedule of Investments (Cont.)

Global Bond Portfolio (Unhedged)

December 31, 2005

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	6-month BP-LIBOR	Receive	5.000%	06/18/2034	BP	300	$(20)
Lehman Brothers, Inc.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		100	0
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		400	19
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		1,600	22
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Receive	5.000%	09/15/2015		200	(18)
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Receive	5.000%	06/18/2034		800	(30)
UBS Warburg LLC	6-month BP-LIBOR	Pay	5.000%	09/15/2010		300	11
Bank of America	3-month Canadian Bank Bill	Receive	5.500%	12/16/2014	C$	500	(8)
Merrill Lynch & Co., Inc.	3-month Canadian Bank Bill	Receive	5.500%	12/16/2014		700	(4)
Barclays Bank PLC	6-month EC-LIBOR	Receive	4.000%	06/17/2010	EC	10	(1)
Barclays Bank PLC	6-month EC-LIBOR	Receive	4.000%	12/15/2014		300	9
Citibank N.A.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		460	0
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Receive	5.000%	06/17/2012		900	(19)
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		2,800	31
Lehman Brothers, Inc.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		1,600	6
Merrill Lynch & Co., Inc.	6-month EC-LIBOR	Pay	6.000%	06/18/2034		300	12
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		2,300	(3)
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	4.500%	06/17/2015		500	8
UBS Warburg LLC	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	1
UBS Warburg LLC	6-month EC-LIBOR	Pay	6.000%	06/18/2034		100	15
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	5.753%	02/08/2006	H$	1,200	9
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	4.235%	12/17/2008		5,800	4
Barclays Bank PLC	6-month JY-LIBOR	Receive	1.500%	06/15/2015	JY	50,000	(4)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	1.500%	06/15/2015		450,000	(15)
Merrill Lynch & Co., Inc.	6-month JY-LIBOR	Receive	1.500%	06/15/2015		120,000	0
Morgan Stanley Dean Witter & Co.	6-month JY-LIBOR	Receive	1.500%	06/15/2015		90,000	9
UBS Warburg LLC	6-month JY-LIBOR	Receive	0.800%	03/20/2012		50,000	(9)
UBS Warburg LLC	6-month JY-LIBOR	Receive	2.000%	06/15/2012		45,000	(2)
Bank of America	3-month USD-LIBOR	Pay	3.000%	06/15/2006		$3,000	8
Bank of America	3-month USD-LIBOR	Receive	5.000%	06/21/2016		600	(8)
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.000%	06/21/2011		200	(1)
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2008		9,100	7
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2011		1,900	(9)
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.500%	12/16/2014		700	4
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2016		2,200	(9)
J.P. Morgan Chase & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2016		1,500	(20)
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	3.000%	06/15/2006		5,000	15
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	06/21/2013		4,300	(30)
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	06/21/2016		1,000	(13)
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2008		700	1
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2016		1,400	(19)

							$(14)

12	Annual Report	December 31, 2005	See accompanying notes

(i) Written options outstanding on December 31, 2005:

Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CME Eurodollar 1-Year Mid-Curve June Futures		$95.250		06/16/2006	22	$14	$13
Put - CME Eurodollar 1-Year Mid-Curve March Futures		94.875		03/10/2006	40	3	3
Put - CME Eurodollar 1-Year Mid-Curve June Futures		94.750		06/16/2006	62	10	9

						$27	$25

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.540	%**	04/06/2006	$1,000	$8	$2
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.780	%**	08/07/2006	2,000	17	19
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.300	%**	10/11/2006	1,000	7	4
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.320	%**	10/25/2006	2,000	14	9
Call - OTC 5-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.300	%**	10/12/2006	1,000	7	4
Call - OTC 5-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.560	%**	10/18/2006	2,000	20	15
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	4.780	%**	05/02/2006	2,000	12	12

						$85	$65

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(j) Forward foreign currency contracts outstanding on December 31, 2005:

Type		Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	A$	363	01/2006	$0	$(1)	$(1)
Buy	BP	970	01/2006	3	(5)	(2)
Sell		1,323	01/2006	65	0	65
Buy	BR	152	02/2006	1	(2)	(1)
Buy	C$	2,060	01/2006	37	(1)	36
Buy	CP	16,279	02/2006	2	0	2
Buy	DK	4,672	03/2006	6	0	6
Buy	EC	11,158	01/2006	112	(16)	96
Sell		2,071	01/2006	35	0	35
Buy	H$	343	01/2006	0	0	0
Buy	IR	643,800	01/2006	6	0	6
Sell		643,800	01/2006	0	0	0
Buy	JY	2,677,590	01/2006	74	0	74
Sell		19,420	01/2006	3	0	3
Buy	KW	13,000	01/2006	0	0	0
Buy		24,826	02/2006	1	0	1
Buy		26,800	03/2006	0	0	0
Buy	MP	456	02/2006	1	0	1
Buy		68	03/2006	0	0	0
Buy	PN	145	02/2006	0	(1)	(1)
Buy	PZ	109	02/2006	1	0	1
Buy		15	03/2006	0	0	0
Buy	RP	645	02/2006	0	0	0
Buy	RR	172	01/2006	0	0	0
Buy		946	02/2006	0	0	0
Buy	S$	11	01/2006	0	0	0
Buy		32	02/2006	0	0	0
Buy	SK	5,228	03/2006	12	0	12
Buy	SR	97	02/2006	0	0	0
Buy	SV	478	02/2006	0	0	0
Buy		788	03/2006	1	0	1
Buy	T$	3,466	02/2006	1	0	1

				$361	$(26)	$335

See accompanying notes	December 31, 2005	Annual Report	13

Notes to Financial Statements

December 31, 2005

1. Organization

The Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio may offer up to two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates.

14	Annual Report	December 31, 2005

The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

A$	-	Australian Dollar
BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
IR	-	Indonesian Rupiah
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RP	-	Indian Rupee
RR	-	Russian Ruble
S$	-	Singapore Dollar
SK	-	Swedish Krona
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are

16	Annual Report	December 31, 2005

reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates. Payments received for IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security each time payment is received until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are included in interest income on the Statement of Operations.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$149,563	$116,282	$86,680	$51,792

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2004	19	$ 1,600	$78
Sales	260	11,000	145
Closing Buys	(79)	(900)	(60)
Expirations	(76)	(700)	(51)
Exercised	0	0	0
Balance at 12/31/2005	124	$11,000	$112

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Administrative Class	5,093	$63,454	1,062	$13,840

Issued as reinvestment of distributions
Administrative Class	235	2,873	241	3,159

Cost of shares redeemed
Administrative Class	(561)	(7,033)	(420)	(5,458)

Net increase resulting from Portfolio share transactions	4,767	$59,294	883	$11,541

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	5	94	*

*	One of the shareholders, Allianz Life Insurance Co., is an indirect wholly owned subsidiary of AGI and a related party to the Portfolio.

18	Annual Report	December 31, 2005

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$ 0	$0	$(161)	$ (817)	$0	$(5)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, forwards, wash sales and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital losses realized during the period November 1, 2005 through December 31, 2005 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 113,790	$1,177	$(1,465)	$(288)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$ 2,731	$0	$142	(6)
12/31/04	2,909	244	0

(5)	Includes short-term capital gains.

(6)	A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

Certain net operating loss of $1,665,029 have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

December 31, 2005	Annual Report	19

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

20	Annual Report	December 31, 2005

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2005:

Global Bond Portfolio (Unhedged)	0.40%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Global Bond Portfolio (Unhedged)	0.40%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2005	Annual Report	21

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Global Bond Portfolio (Unhedged)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Global Bond Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

22	Annual Report	December 31, 2005

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2005	Annual Report	23

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

24	Annual Report	December 31, 2005

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

December 31, 2005	Annual Report	25

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

26	Annual Report	December 31, 2005

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

December 31, 2005	Annual Report	27

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

HIGH YIELD PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

Merrill Lynch US High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated US Dollar-denominated corporate bonds publicly issued in the US domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end re-balancing at which point they are dropped from the index.

Merrill Lynch US High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below-investment grade US Dollar-denominated corporate bonds publicly issued in the US domestic market. It is not possible to invest directly in such an unmanaged index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

High Yield Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                   High Yield           Merrill Lynch US           Merrill
                   Portfolio             High Yield, BB-B         Lynch US
                 Administrative         Rated, Constrained     High Yield, BB-B
                     Class                   Index               Rated Index
                 --------------        -------------------     ----------------
04/30/1998          $10,000                  $10,000              $10,000
05/31/1998           10,004                   10,075               10,069
06/30/1998           10,101                   10,131               10,126
07/31/1998           10,195                   10,193               10,189
08/31/1998            9,722                    9,739                9,739
09/30/1998            9,858                    9,803                9,806
10/31/1998            9,760                    9,612                9,617
11/30/1998           10,152                   10,063               10,066
12/31/1998           10,180                   10,060               10,062
01/31/1999           10,357                   10,171               10,173
02/28/1999           10,279                   10,103               10,106
03/31/1999           10,383                   10,216               10,219
04/30/1999           10,539                   10,365               10,370
05/31/1999           10,335                   10,262               10,263
06/30/1999           10,331                   10,240               10,244
07/31/1999           10,338                   10,253               10,260
08/31/1999           10,288                   10,163               10,175
09/30/1999           10,292                   10,150               10,159
10/31/1999           10,277                   10,111               10,121
11/30/1999           10,403                   10,231               10,243
12/31/1999           10,486                   10,309               10,321
01/31/2000           10,419                   10,260               10,272
02/29/2000           10,401                   10,264               10,276
03/31/2000           10,205                   10,104               10,117
04/30/2000           10,253                   10,114               10,127
05/31/2000           10,226                   10,006               10,020
06/30/2000           10,393                   10,225               10,240
07/31/2000           10,443                   10,276               10,290
08/31/2000           10,619                   10,393               10,409
09/30/2000           10,589                   10,300               10,317
10/31/2000           10,397                    9,998               10,014
11/30/2000           10,162                    9,645                9,661
12/31/2000           10,396                    9,906                9,923
01/31/2001           10,726                   10,525               10,543
02/28/2001           10,742                   10,655               10,673
03/31/2001           10,540                   10,462               10,479
04/30/2001           10,417                   10,354               10,373
05/31/2001           10,516                   10,514               10,531
06/30/2001           10,354                   10,269               10,287
07/31/2001           10,514                   10,420               10,440
08/31/2001           10,607                   10,511               10,531
09/30/2001           10,155                    9,878                9,895
10/31/2001           10,450                   10,196               10,217
11/30/2001           10,678                   10,529               10,552
12/31/2001           10,640                   10,444               10,459
01/31/2002           10,682                   10,496               10,510
02/28/2002           10,603                   10,405               10,413
03/31/2002           10,701                   10,633               10,637
04/30/2002           10,814                   10,777               10,777
05/31/2002           10,751                   10,760               10,757
06/30/2002           10,185                   10,179                9,975
07/31/2002            9,566                    9,818                9,587
08/31/2002            9,966                   10,097                9,890
09/30/2002            9,673                    9,963                9,739
10/31/2002            9,744                    9,871                9,650
11/30/2002           10,351                   10,445               10,212
12/31/2002           10,513                   10,559               10,323
01/31/2003           10,788                   10,791               10,555
02/28/2003           10,945                   10,917               10,677
03/31/2003           11,176                   11,162               10,919
04/30/2003           11,740                   11,697               11,445
05/31/2003           11,846                   11,776               11,522
06/30/2003           12,076                   12,076               11,818
07/31/2003           11,811                   11,885               11,622
08/31/2003           11,994                   12,017               11,755
09/30/2003           12,263                   12,320               12,047
10/31/2003           12,478                   12,544               12,267
11/30/2003           12,589                   12,703               12,424
12/31/2003           12,916                   12,975               12,692
01/31/2004           13,016                   13,143               12,856
02/29/2004           12,970                   13,171               12,884
03/31/2004           13,046                   13,288               12,998
04/30/2004           12,928                   13,176               12,888
05/31/2004           12,767                   12,964               12,682
06/30/2004           12,932                   13,129               12,842
07/31/2004           13,137                   13,336               13,045
08/31/2004           13,409                   13,583               13,287
09/30/2004           13,596                   13,767               13,466
10/31/2004           13,868                   14,009               13,704
11/30/2004           13,971                   14,095               13,788
12/31/2004           14,148                   14,263               13,953
01/31/2005           14,150                   14,274               13,962
02/28/2005           14,355                   14,468               14,153
03/31/2005           13,974                   14,081               13,773
04/30/2005           13,862                   14,003               13,695
05/31/2005           14,198                   14,258               13,945
06/30/2005           14,417                   14,483               14,193
07/31/2005           14,601                   14,654               14,385
08/31/2005           14,665                   14,718               14,433
09/30/2005           14,556                   14,606               14,304
10/31/2005           14,476                   14,490               14,222
11/30/2005           14,561                   14,608               14,292
12/31/2005           14,730                   14,747               14,420

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

COUNTRY ALLOCATION‡

Corporate Bonds & Notes	78.8%
Short-Term Instruments	9.1%
Sovereign Issues	4.4%
Bank Loan Obligations	4.2%
Other	3.5%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (04/30/98)
	High Yield Portfolio Administrative Class	4.11%	7.22%	5.18%
- — - —	Merrill Lynch US High Yield, BB-B Rated, Constrained Index	3.39%	8.28%	5.19%
- - - - - - -	Merrill Lynch US High Yield, BB-B Rated Index	3.35%	7.76%	4.89%
	All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

The Portfolio has changed its primary benchmark from the Merrill Lynch US High Yield, BB-B Rated, Index (the “Unconstrained Index”) to the Merrill Lynch US High Yield, BB-B Rated, Constrained Index (the “Constrained Index”). This change was made because, as a result of downgrades of large issuers from the investment grade universe into high yield in May 2005, the Unconstrained Index was no longer an appropriate benchmark due to a lack of issuer and industry diversification within the Unconstrained Index. Merrill Lynch US High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated US Dollar-denominated corporate bonds publicly issued in the US domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,021.70	$1,021.42
Expenses Paid During Period†	$3.82	$3.82

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities rated below-investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

•	The Portfolio’s Administrations Class shares returned 4.11% for the twelve-month period ended December 31, 2005, outperforming the 3.39% return of the Merrill Lynch US High Yield, BB-B Rated, Constrained Index for the same period.

•	Exposure to BBB-rated issues hurt performance as these bonds, as a whole, underperformed the high-yield market by about 1.75%.

•	As the Cable/Pay TV sector underperformed most other high-yield sectors, returning about 2.30%, an overweight to this sector was a detriment to performance.

•	An underweight to consumer cyclicals, one of the worst performing broad industry sectors, was a strong contributor to relative performance.

•	The Portfolio’s focus on captive finance versus manufacturing within the Automotive sector was a significant contribution to returns.

•	An overweight to the Telecom sector, which outperformed the index by over 3.25%, added to returns.

•	As lower-quality airline bonds weighed down the Transportation sector, an emphasis on securitized issues added significantly to returns.

•	Exposure to emerging market sovereign bonds, which outperformed high yields by about 8%, contributed significantly to relative performance.

4	Annual Report	December 31, 2005

Financial Highlights

High Yield Portfolio (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003	12/31/2002		12/31/2001

Net asset value beginning of year	$8.40	$8.19	$7.17	$7.88		$8.33
Net investment income (a)	0.54	0.53	0.55	0.59		0.64
Net realized/unrealized gain (loss) on investments (a)	(0.21)	0.22	1.04	(0.70)		(0.45)
Total income (loss) from investment operations	0.33	0.75	1.59	(0.11)		0.19
Dividends from net investment income	(0.54)	(0.54)	(0.57)	(0.60)		(0.64)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00		0.00
Total distributions	(0.54)	(0.54)	(0.57)	(0.60)		(0.64)
Net asset value end of year	$8.19	$8.40	$8.19	$7.17		$7.88
Total return	4.11%	9.54%	22.85%	(1.19)%		2.35%
Net assets end of year (000s)	$460,926	$414,062	$955,599	$481,473		$264,718
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75	%(b)	0.75	%(b)
Ratio of net investment income to average net assets	6.50%	6.48%	7.14%	8.14%		7.88%
Portfolio turnover rate	109%	97%	97%	102%		129%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.76%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

High Yield Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$462,984
Cash	5,373
Foreign currency, at value	1,197
Receivable for investments sold	877
Receivable for investments sold on delayed-delivery basis	600
Unrealized appreciation on forward foreign currency contracts	75
Receivable for Portfolio shares sold	59
Interest and dividends receivable	8,834
Swap premiums paid	8
Unrealized appreciation on swap agreements	135
480,142

Liabilities:

Payable for investments purchased	$6,218
Payable for investments purchased on delayed-delivery basis	9,830
Unrealized depreciation on forward foreign currency contracts	114
Written options outstanding	181
Payable for Portfolio shares redeemed	1,117
Dividends payable	14
Accrued investment advisory fee	102
Accrued administration fee	143
Accrued servicing fee	52
Variation margin payable	25
Unrealized depreciation on swap agreements	732
Other liabilities	1
18,529

Net Assets	$461,613

Net Assets Consist of:

Paid in capital	$464,961
(Overdistributed) net investment income	(244)
Accumulated undistributed net realized (loss)	(7,304)
Net unrealized appreciation	4,200
$461,613

Net Assets:

Institutional Class	$687
Administrative Class	460,926

Shares Issued and Outstanding:

Institutional Class	84
Administrative Class	56,274

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$8.19
Administrative Class	8.19

Cost of Investments Owned	$458,208
Cost of Foreign Currency Held	$1,205
Premiums Received on Written Options	$285

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

High Yield Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest, net of foreign taxes	$30,512
Dividends	175
Miscellaneous income	63
Total Income	30,750

Expenses:

Investment advisory fees	1,059
Administration fees	1,483
Servicing fees - Administrative Class	635
Trustees’ fees	9
Interest expense	3
Total Expenses	3,189

Net Investment Income	27,561

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	4,071
Net realized (loss) on futures contracts, options and swaps	(208)
Net realized gain on foreign currency transactions	775
Net change in unrealized (depreciation) on investments	(14,544)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(346)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(9)
Net (Loss)	(10,261)

Net Increase in Net Assets Resulting from Operations	$17,300

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

High Yield Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$27,561	$36,421
Net realized gain	4,638	36,782
Net change in unrealized (depreciation)	(14,899)	(40,035)
Net increase resulting from operations	17,300	33,168

Distributions to Shareholders:

From net investment income
Institutional Class	(37)	(14)
Administrative Class	(27,841)	(36,826)

Total Distributions	(27,878)	(36,840)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	336	298
Administrative Class	167,640	225,123

Issued as reinvestment of distributions
Institutional Class	37	14
Administrative Class	27,827	33,322

Cost of shares redeemed
Institutional Class	(25)	(7)
Administrative Class	(138,029)	(796,285)
Net increase (decrease) resulting from Portfolio share transactions	57,786	(537,535)

Total Increase (Decrease) in Net Assets	47,208	(541,207)

Net Assets:

Beginning of period	414,405	955,612
End of period*	$461,613	$414,405

*Including (overdistributed) net investment income of:	$(244)	$(1,095)

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

High Yield Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

BANK LOAN OBLIGATIONS 4.2%

Brenntag AG
6.810% due 02/28/2012 (a)	$1,250	$1,254
Centennial Communications
6.450% due 01/20/2011 (a)	771	781
6.656% due 01/20/2011 (a)	22	22
6.830% due 01/20/2011 (a)	38	38
6.270% due 02/09/2011 (a)	54	55
DRS Technologies, Inc.
5.000% due 11/22/2006 (a)	1,500	1,504
El Paso Corp.
6.813% due 11/22/2009 (a)	1,230	1,237
General Growth Properties, Inc.
6.120% due 11/12/2007 (a)	861	864
6.090% due 11/12/2008 (a)	989	997
Headwaters, Inc.
6.430% due 04/30/2011 (a)	1,405	1,416
7.750% due 04/30/2011 (a)	22	22
Intelsat Ltd.
5.000% due 04/24/2006 (a)	1,000	1,003
Invensys PLC
7.791% due 09/05/2009 (a)	237	241
8.529% due 12/30/2009 (a)	900	925
JSG Holding PLC
7.614% due 11/29/2014 (a)	650	650
7.114% due 11/29/2013 (a)	650	650
Qwest Corp.
9.020% due 06/30/2007 (a)	740	758
Reliant Resources, Inc.
5.675% due 04/30/2010 (a)	914	912
6.426% due 04/30/2010 (a)	3	2
RH Donnelley, Inc.
5.000% due 12/13/2015 (a)	5,000	5,005
Roundy’s, Inc.
7.090% due 11/01/2011 (a)	133	133
7.340% due 11/01/2011 (a)	867	863

Total Bank Loan Obligations (Cost $19,283)		19,332

CORPORATE BONDS & NOTES 79.1%
Banking & Finance 11.4%
AES Red Oak LLC
8.540% due 11/30/2019	1,236	1,366
BCP Crystal US Holdings Corp.
9.625% due 06/15/2014	2,417	2,701
Bluewater Finance Ltd.
10.250% due 02/15/2012	2,575	2,781
Bombardier Capital, Inc.
7.090% due 03/30/2007 (b)	1,000	1,006
Bowater Canada Finance
7.950% due 11/15/2011	950	926
Eircom Funding
8.250% due 08/15/2013	800	860
Ferrellgas Escrow LLC
6.750% due 05/01/2014	1,250	1,187
Ford Motor Credit Co.
7.375% due 10/28/2009	260	231
5.700% due 01/15/2010	425	362
7.875% due 06/15/2010	500	450
7.375% due 02/01/2011	9,290	8,151
7.250% due 10/25/2011	225	195
7.000% due 10/01/2013	725	620
Forest City Enterprises, Inc.
7.625% due 06/01/2015	425	453
Gaz Capital S.A.
8.625% due 04/28/2034	175	222
Gazprom
9.625% due 03/01/2013	870	1,052
7.201% due 02/01/2020	600	640
General Motors Acceptance Corp.
7.250% due 03/02/2011	1,700	1,564
6.000% due 04/01/2011	1,194	1,076

6.875% due 09/15/2011	$3,550	$3,241
7.000% due 02/01/2012	500	454
6.875% due 08/28/2012	1,500	1,354
8.000% due 11/01/2031	2,475	2,377
Homer City Funding LLC
8.734% due 10/01/2026	989	1,157
JET Equipment Trust
10.000% due 06/15/2012 (c)	653	594
7.630% due 08/15/2012 (c)	352	311
JSG Funding PLC
9.625% due 10/01/2012	3,315	3,332
K&F Acquisition, Inc.
7.750% due 11/15/2014	1,000	1,015
KRATON Polymers LLC
8.125% due 01/15/2014	1,350	1,303
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	1,650	1,716
7.250% due 02/15/2011	300	305
Rotech Healthcare, Inc.
9.500% due 04/01/2012	3,325	3,508
Standard Aero Holdings, Inc.
8.250% due 09/01/2014	350	289
Stone Container Finance
7.375% due 07/15/2014	625	572
TRAINS
7.361% due 06/15/2015 (a)	615	633
UGS Corp.
10.000% due 06/01/2012	375	411
Universal City Development Partners
11.750% due 04/01/2010	1,000	1,126
Universal City Florida Holding Co.
8.375% due 05/01/2010	1,100	1,081
Ventas Realty LP
6.750% due 06/01/2010	500	515
6.625% due 10/15/2014	300	308
7.125% due 06/01/2015	1,000	1,055

		52,500

Industrials 51.3%
Abitibi-Consolidated, Inc.
8.550% due 08/01/2010	1,350	1,374
7.750% due 06/15/2011	600	574
8.375% due 04/01/2015	1,475	1,420
7.400% due 04/01/2018	400	332
8.850% due 08/01/2030	1,953	1,680
Aearo Co.
8.250% due 04/15/2012	700	714
AES Ironwood LLC
8.857% due 11/30/2025	2,524	2,802
Alderwoods Group, Inc.
7.750% due 09/15/2012	975	1,014
Alliance One International, Inc.
11.000% due 05/15/2012	650	575
Allied Waste N.A., Inc.
6.375% due 04/15/2011	1,000	980
7.875% due 04/15/2013	2,125	2,205
7.250% due 03/15/2015	3,175	3,223
American Media Operations, Inc.
10.250% due 05/01/2009	1,063	975
AmeriGas Partners LP
8.830% due 04/19/2010	406	421
7.250% due 05/20/2015	1,600	1,640
Arco Chemical Co.
10.250% due 11/01/2010	50	55
Arvin Industries , Inc.
6.750% due 03/15/2008	500	477
ArvinMeritor, Inc.
8.750% due 03/01/2012	2,525	2,430
Aviall, Inc.
7.625% due 07/01/2011	650	669
Bombardier, Inc.
6.750% due 05/01/2012	975	907
6.300% due 05/01/2014	1,500	1,320
Bowater, Inc.
6.500% due 06/15/2013	300	270

Buhrmann US, Inc.
7.875% due 03/01/2015	$1,300	$1,276
CanWest Media, Inc.
8.000% due 09/15/2012	1,520	1,560
Cascades, Inc.
7.250% due 02/15/2013	750	686
CCO Holdings LLC
8.750% due 11/15/2013	2,700	2,585
Cenveo Corp.
9.625% due 03/15/2012	1,000	1,085
Chart Industries, Inc.
9.125% due 10/15/2015	425	436
Charter Communications Operating LLC
8.375% due 04/30/2014	1,750	1,750
Chesapeake Energy Corp.
7.500% due 06/15/2014	1,300	1,384
6.375% due 06/15/2015	1,375	1,382
6.625% due 01/15/2016	200	203
Choctaw Resort Development Enterprise
7.250% due 11/15/2019	1,400	1,430
Colorado Interstate Gas Co.
6.850% due 06/15/2037	200	205
Community Health Systems, Inc.
6.500% due 12/15/2012	1,000	979
Continental Airlines, Inc.
6.920% due 04/02/2013 (b)	870	870
7.373% due 12/15/2015	275	240
Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012	1,200	1,110
Crown Americas LLC
7.625% due 11/15/2013	425	443
7.750% due 11/15/2015	525	546
CSC Holdings, Inc.
8.125% due 08/15/2009	2,605	2,644
7.625% due 04/01/2011	2,625	2,625
6.750% due 04/15/2012	1,100	1,045
DaVita, Inc.
7.250% due 03/15/2015	2,200	2,238
Delhaize America, Inc.
8.125% due 04/15/2011	50	55
9.000% due 04/15/2031	2,750	3,247
Delta Air Lines, Inc.
7.379% due 05/18/2010	229	228
7.570% due 11/18/2010	950	937
Dex Media West LLC
8.500% due 08/15/2010	2,400	2,526
9.875% due 08/15/2013	950	1,059
DirecTV Holdings LLC
8.375% due 03/15/2013	684	739
6.375% due 06/15/2015	1,925	1,891
Dresser, Inc.
9.375% due 04/15/2011	3,350	3,543
Dresser-Rand Group, Inc.
7.375% due 11/01/2014	396	410
Dura Operating Corp.
8.625% due 04/15/2012	1,161	964
Dynegy Danskammer & Roseton LLC
7.270% due 11/08/2010	2,275	2,293
7.670% due 11/08/2016	2,400	2,407
EchoStar DBS Corp.
6.375% due 10/01/2011	725	701
6.625% due 10/01/2014	2,325	2,241
El Paso CGP Co.
7.625% due 09/01/2008	750	765
7.750% due 06/15/2010	250	256
10.750% due 10/01/2010	1,500	1,689
9.625% due 05/15/2012	200	221
7.750% due 10/15/2035	1,200	1,195
El Paso Corp.
7.875% due 06/15/2012	4,155	4,300
7.375% due 12/15/2012	300	303
8.050% due 10/15/2030	1,300	1,332
7.800% due 08/01/2031	700	702
El Paso Production Holding Co.
7.750% due 06/01/2013	750	782

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

High Yield Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Encore Acquisition Co.
6.250% due 04/15/2014	$300	$286
Equistar Chemicals LP
10.125% due 09/01/2008	545	594
8.750% due 02/15/2009	2,035	2,152
Extendicare Health Services, Inc.
9.500% due 07/01/2010	800	853
Ferrellgas Partners LP
8.870% due 08/01/2009 (b)	1,200	1,252
8.750% due 06/15/2012	1,525	1,517
Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	2,250	2,407
Gaylord Entertainment Co.
8.000% due 11/15/2013	1,000	1,052
Georgia-Pacific Corp.
7.375% due 12/01/2025	4,750	4,299
Greif, Inc.
8.875% due 08/01/2012	400	428
Grupo Transportacion Ferroviaria Mexicana S.A. de C.V.
9.375% due 05/01/2012	900	988
Hanover Compressor Co.
9.000% due 06/01/2014	500	547
HCA, Inc.
7.875% due 02/01/2011	1,450	1,566
6.950% due 05/01/2012	700	730
6.300% due 10/01/2012	350	353
6.250% due 02/15/2013	1,450	1,458
6.750% due 07/15/2013	2,025	2,098
6.375% due 01/15/2015	800	813
HealthSouth Corp.
8.375% due 10/01/2011	595	608
7.625% due 06/01/2012	5,225	5,329
Herbst Gaming, Inc.
7.000% due 11/15/2014	1,500	1,500
Hertz Corp
8.875% due 01/01/2014	1,300	1,331
Horizon Lines LLC
9.000% due 11/01/2012	1,616	1,709
Host Marriott LP
7.000% due 08/15/2012	100	103
7.125% due 11/01/2013	2,505	2,618
Ingles Markets, Inc.
8.875% due 12/01/2011	1,450	1,508
Invensys PLC
9.875% due 03/15/2011	1,150	1,144
ISP Chemco, Inc.
10.250% due 07/01/2011	1,465	1,568
ITT Corp.
7.375% due 11/15/2015	1,450	1,580
JC Penney Co., Inc.
7.650% due 08/15/2016	675	771
7.125% due 11/15/2023	1,225	1,370
8.125% due 04/01/2027	820	863
7.400% due 04/01/2037	580	651
Jefferson Smurfit Corp.
8.250% due 10/01/2012	1,300	1,254
7.500% due 06/01/2013	500	462
L-3 Communications Corp.
6.375% due 10/15/2015	1,550	1,554
Lamar Media Corp.
6.625% due 08/15/2015	875	882
Legrand Holding S.A.
10.500% due 02/15/2013	1,085	1,231
8.500% due 02/15/2025	550	664
Mandalay Resort Group
9.375% due 02/15/2010	2,300	2,530
7.625% due 07/15/2013	400	417
MCI, Inc.
8.735% due 05/01/2014	7,945	8,809
Mediacom Broadband LLC
11.000% due 07/15/2013	2,940	3,175
MGM Mirage, Inc.
8.375% due 02/01/2011	1,850	1,989
6.750% due 09/01/2012	300	306

6.625% due 07/15/2015	$2,000	$2,005
7.250% due 08/01/2017	1,500	1,534
Nalco Co.
7.750% due 11/15/2011	1,800	1,858
8.875% due 11/15/2013	500	526
Newpark Resources, Inc.
8.625% due 12/15/2007	1,390	1,397
Norampac, Inc.
6.750% due 06/01/2013	1,100	1,067
Northwest Airlines, Inc.
6.810% due 02/01/2020 (c)	820	773
Novelis, Inc.
7.250% due 02/15/2015	1,300	1,219
Owens-Brockway Glass Container, Inc.
7.750% due 05/15/2011	150	157
8.750% due 11/15/2012	1,000	1,080
8.250% due 05/15/2013	250	259
6.750% due 12/01/2014	450	439
Peabody Energy Corp.
6.875% due 03/15/2013	2,041	2,133
Plains Exploration & Production Co.
7.125% due 06/15/2014	1,625	1,690
PQ Corp.
7.500% due 02/15/2013	1,200	1,122
Premier Entertainment Biloxi LLC
10.750% due 02/01/2012	750	728
Psychiatric Solutions, Inc.
7.750% due 07/15/2015	75	78
Quiksilver, Inc.
6.875% due 04/15/2015	1,500	1,451
Qwest Corp.
6.875% due 09/15/2033	1,000	945
Rayovac Corp.
8.500% due 10/01/2013	1,300	1,141
Rhodia S.A.
7.625% due 06/01/2010	750	758
RJ Reynolds Tobacco Holdings, Inc.
7.250% due 06/01/2012	1,700	1,743
Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	600	601
Rogers Cable, Inc.
6.750% due 03/15/2015	1,560	1,591
Royal Caribbean Cruises Ltd.
6.875% due 12/01/2013	600	638
7.250% due 03/15/2018	100	108
7.500% due 10/15/2027	900	969
SemGroup LP
8.750% due 11/15/2015	525	539
Seneca Gaming Corp.
7.250% due 05/01/2012	1,325	1,340
SESI LLC
8.875% due 05/15/2011	2,015	2,121
Smurfit-Stone Container Enterprises, Inc.
9.750% due 02/01/2011	1,050	1,066
8.375% due 07/01/2012	3,450	3,355
Sonat, Inc.
7.625% due 07/15/2011	2,650	2,710
Spectrum Brands, Inc.
7.375% due 02/01/2015	1,775	1,491
Station Casinos, Inc.
6.500% due 02/01/2014	1,475	1,497
6.875% due 03/01/2016	1,300	1,336
Suburban Propane Partners LP
6.875% due 12/15/2013	1,000	940
Sungard Data Systems, Inc.
9.125% due 08/15/2013	1,580	1,643
Superior Essex Communications
9.000% due 04/15/2012	500	495
Tenet Healthcare Corp.
7.375% due 02/01/2013	1,925	1,785
Tenneco Automotive, Inc.
10.250% due 07/15/2013	2,600	2,854
8.625% due 11/15/2014	975	926
Triad Hospitals, Inc.
7.000% due 11/15/2013	2,375	2,393

Trinity Industries, Inc.
6.500% due 03/15/2014	$900	$891
TRW Automotive, Inc.
9.375% due 02/15/2013	2,025	2,202
United Airlines, Inc.
6.201% due 09/01/2008	214	210
7.730% due 07/01/2010	1,599	1,592
7.186% due 04/01/2011	187	186
6.602% due 09/01/2013	477	472
Unity Media GmbH
10.375% due 02/15/2015	750	784
US Airways Group, Inc.
9.625% due 09/01/2024 (c)	1,016	437
9.330% due 01/01/2049 (c)	84	1
Valero Energy Corp.
7.800% due 06/14/2010	850	863
Vintage Petroleum, Inc.
7.875% due 05/15/2011	1,000	1,050
VWR International, Inc.
6.875% due 04/15/2012	660	658
8.000% due 04/15/2014	2,440	2,440
Williams Cos., Inc.
6.375% due 10/01/2010	500	502
7.625% due 07/15/2019	3,950	4,256
7.875% due 09/01/2021	3,075	3,344
7.500% due 01/15/2031	375	390
Wynn Las Vegas LLC
6.625% due 12/01/2014	5,000	4,888
Xerox Corp.
7.625% due 06/15/2013	300	318

		236,869

Utilities 16.4%
AES Corp.
8.750% due 05/15/2013	2,850	3,117
American Cellular Corp.
10.000% due 08/01/2011	1,850	2,017
Cincinnati Bell, Inc.
7.250% due 07/15/2013	3,425	3,579
8.375% due 01/15/2014	1,970	1,948
Citizens Communications Co.
6.250% due 01/15/2013	2,000	1,945
CMS Energy Corp.
7.500% due 01/15/2009	450	466
7.750% due 08/01/2010	600	632
8.500% due 04/15/2011	1,000	1,094
2.875% due 12/01/2024	700	818
Consumers Energy Co.
6.300% due 02/01/2012	300	298
Exco Resources, Inc.
7.250% due 01/15/2011	300	306
Hawaiian Telcom Communications, Inc.
9.750% due 05/01/2013	1,100	1,081
Intelsat Bermuda Ltd.
8.695% due 01/15/2012 (a)	1,000	1,021
8.250% due 01/15/2013	175	178
8.625% due 01/15/2015	1,525	1,548
IPALCO Enterprises, Inc.
8.375% due 11/14/2008	1,050	1,105
8.625% due 11/14/2011	490	537
Midwest Generation LLC
8.560% due 01/02/2016	5,086	5,534
8.750% due 05/01/2034	2,550	2,821
Mobile Telesystems Finance S.A.
8.375% due 10/14/2010	500	524
8.000% due 01/28/2012	450	460
MSW Energy Holdings LLC
7.375% due 09/01/2010	650	671
8.500% due 09/01/2010	500	535
New Skies Satellites NV
9.125% due 11/01/2012	825	886
Northwest Pipeline Corp.
7.125% due 12/01/2025	500	541
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,206

10	Annual Report	December 31, 2005	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

NRG Energy, Inc.
8.000% due 12/15/2013	$1,676	$1,877
PSEG Energy Holdings LLC
10.000% due 10/01/2009	870	961
8.500% due 06/15/2011	5,500	5,913
Qwest Communications International, Inc.
7.250% due 02/15/2011	2,900	2,973
7.500% due 02/15/2014	8,825	9,112
Qwest Corp.
8.875% due 03/15/2012	650	736
Reliant Energy, Inc.
9.250% due 07/15/2010	1,975	1,985
9.500% due 07/15/2013	1,050	1,058
6.750% due 12/15/2014	3,025	2,654
Rogers Wireless Communications, Inc.
7.250% due 12/15/2012	150	158
8.000% due 12/15/2012	695	739
6.375% due 03/01/2014	350	353
7.500% due 03/15/2015	1,020	1,107
Rural Cellular Corp.
8.250% due 03/15/2012	1,450	1,537
Sierra Pacific Power Co.
7.803% due 06/15/2012	1,300	1,383
7.100% due 11/02/2023	600	606
Sonat, Inc.
7.000% due 02/01/2018	500	478
South Point Energy
8.400% due 05/30/2012	2,288	2,106
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,395	1,411
Time Warner Telecom, Inc.
10.125% due 02/01/2011	500	526
9.250% due 02/15/2014	1,625	1,723
Triton PCS, Inc.
8.500% due 06/01/2013	575	538
Wind Acquisition Finance S.A.
10.750% due 12/01/2015	1,000	1,038

		75,840

Total Corporate Bonds & Notes (Cost $361,876)		365,209

SOVEREIGN ISSUES 4.4%

Brazilian Government International Bond
11.000% due 01/11/2012	825	1,009
10.250% due 06/17/2013	200	241
10.500% due 07/14/2014	2,150	2,640
8.000% due 01/15/2018	9,798	10,597
8.250% due 01/20/2034	1,100	1,170
11.000% due 08/17/2040	1,000	1,290

Guatemala Government Bond
9.250% due 08/01/2013		$1,075	$1,255
Panama Government International Bond
8.875% due 09/30/2027		1,050	1,255
Peru Government International Bond
9.875% due 02/06/2015		775	934

Total Sovereign Issues (Cost $18,658)			20,391

FOREIGN CURRENCY-DENOMINATED ISSUES (k) 2.2%

Cognis Holding GmbH
11.139% due 01/15/2015 (a) (d)	EC	106	113
JSG Funding PLC
10.125% due 10/01/2012		650	831
JSG Holding PLC
11.500% due 10/01/2015 (d)		1,184	1,329
Kronos International, Inc.
8.875% due 06/30/2009		300	373
Lighthouse International Co. S.A.
8.000% due 04/30/2014		2,220	2,796
Rhodia S.A.
8.000% due 06/01/2010		1,000	1,249
Ruhrgas AG
5.000% due 07/15/2012 (a)		1,000	1,189
SigmaKalon Group BV
4.587% due 06/30/2012 (a)		1,000	1,161
UPC Broadband Holding BV
4.600% due 04/01/2010 (a)		1,000	1,179

Total Foreign Currency-Denominated Issues (Cost $10,492)			10,220

CONVERTIBLE PREFERRED STOCK 0.1%
	Shares
Chesapeake Energy Corp.
4.500% due 12/31/2049		5,000	483

Total Convertible Preferred Stock (Cost $500)			483

PREFERRED SECURITY 1.2%

Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008		2,050	2,122
Xerox Capital Trust I
8.000% due 02/01/2027		3,100,000	3,208

Total Preferred Security (Cost $5,388)			5,330

Principal
Amount	Value
(000s)	(000s)

SHORT-TERM INSTRUMENTS (k) 9.1%
Commercial Paper 6.0%
Barclays U.S. Funding Corp.
4.200% due 02/27/2006	$2,400	$2,385
4.305% due 02/28/2006	10,000	9,933
BNP Paribas Finance
4.305% due 02/28/2006	4,100	4,072
Fannie Mae
4.089% due 03/22/2006	1,600	1,584
Societe Generale N.A.
4.340% due 03/06/2006	4,300	4,266
4.430% due 04/20/2006	2,300	2,269
UBS Finance Delaware LLC
4.440% due 04/28/2006	3,100	3,054

		27,563

Repurchase Agreement 0.8%
State Street Bank
3.900% due 01/03/2006	3,825	3,825

(Dated 12/30/2005. Collateralized by Fannie Mae 5.000% due 01/15/2007 valued at $3,906. Repurchase proceeds are $3,827.)

French Treasury Bills 0.9%
2.419% due 05/24/2006	EC	3,710	4,350

German Treasury Bills 0.4%
2.276% due 03/15/2006		1,400	1,650

U.K. Treasury Bills 0.6%
2.279% due 01/12/2006		2,370	2,804

U.S. Treasury Bills 0.4%
3.884% due 03/02/2006-03/16/2006 (e)(g)(h)		$1,840	1,827

Total Short-Term Instruments (Cost $42,011)			42,019

Total Investments (f) 100.3%			$462,984
(Cost $458,208)
Written Options (j) (0.0%)			(181)
(Premiums $285)
Other Assets and Liabilities (Net) (0.3%)			(1,190)

Net Assets 100.0%			$461,613

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Restricted security as of December 31, 2005:

Issuer Description	Coupon Rate	Maturity Date	Acquisition Date	Cost as of December 31, 2005	Market Value as of December 31, 2005	Market Value as % of Net Assets
Bombardier Capital, Inc.	7.090%	03/30/2007	08/11/2008	$1,004	$1,006	0.22%
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	791	870	0.19%
Ferrellgas Partners LP	8.870%	08/01/2009	06/30/2003	1,298	1,252	0.27%

				$3,093	$3,128	0.68%

(c) Security is in default.

(d) Payment in-kind bond security.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) As of December 31, 2005, portfolio securities with an aggregate market value of $11,793 were valued with reference to securities whose prices are more readily obtainable.

See accompanying notes	December 31, 2005	Annual Report	11

Schedule of Investments (Cont.)

High Yield Portfolio

December 31, 2005

(g) Securities with an aggregate market value of $497 have been pledged as collateral for swap and swaption contracts on December 31, 2005.

(h) Securities with an aggregate market value of $1,330 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
90-Day Eurodollar Futures	Long	09/2006	169	$ (4)
90-Day Eurodollar Futures	Long	12/2006	485	(46)

$ (50)

(i) Swap agreements outstanding on December 31, 2005:
Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Barclays Bank PLC	3-month USD-LIBOR	Pay	5.000%	06/21/2011	$26,400	$106

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection†	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.500%	06/20/2006	$1,000	$0
Bank of America	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	12/20/2006	1,500	(64)
Credit Suisse First Boston	Gaz Capital 8.625% due 04/28/2034	Sell	0.720%	04/20/2006	2,000	6
Credit Suisse First Boston	Bombardier, Inc. 6.750% due 05/01/2012	Sell	1.400%	06/20/2006	1,500	9
Credit Suisse First Boston	CMS Energy Corp. 7.500% due 01/15/2009	Sell	1.800%	12/20/2010	625	3
Goldman Sachs & Co.	Host Marriott LP 7.125% due 11/01/2013	Sell	1.770%	12/20/2010	500	2
Lehman Brothers, Inc.	Abitibi-Consolidated, Inc. 8.550% due 08/01/2010	Sell	1.750%	06/20/2006	1,000	1
Merrill Lynch & Co., Inc.	Bombardier, Inc. 5.750% due 02/22/2008	Sell	3.250%	03/20/2006	1,500	8
UBS Warburg LLC	General Motors Corp. 7.125% due 07/15/2013	Sell	5.150%	09/20/2008	3,000	(582)
Wachovia Bank N.A.	General Motors Corp. 7.125% due 07/15/2013	Sell	1.200%	03/20/2006	1,000	(34)
Wachovia Bank N.A.	General Motors Corp. 7.125% due 07/15/2013	Sell	1.160%	03/20/2006	1,000	(34)
Wachovia Bank N.A.	General Motors Corp. 7.125% due 07/15/2013	Sell	0.970%	03/20/2006	500	(18)

$(703)

†  If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

(j) Written options outstanding on December 31, 2005:
Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$112.00	02/24/2006	131	$69	$14
Call - CBOT U.S. Treasury 10-Year Note March Futures	110.00	02/24/2006	140	61	78
Call - CBOT U.S. Treasury 10-Year Note March Futures	111.00	02/24/2006	148	27	37
Put - CBOT U.S. Treasury 10-Year Note March Futures	106.00	02/24/2006	288	37	23

$194	$152

Name of Issuer	Counterparty	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Put - OTC 7-Year Interest Rate Swap	Citibank N.A.	5.500	%*	06/02/2006	$8,500	$48	$25
Put - OTC 7-Year Interest Rate Swap	Citibank N.A.	4.000	%*	06/02/2006	8,500	43	4

$91	$29

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR. ** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(k) Forward foreign currency contracts outstanding on December 31, 2005:
Type	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EC	10,185	01/2006	$6	$0	$6
Sell	21,305	01/2006	69	(114)	(45)
Buy	JY	527,939	01/2006	0	0	0

$75	$(114)	$(39)

12	Annual Report	December 31, 2005	See accompanying notes

Notes to Financial Statements

December 31, 2005

1. Organization

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Bridge Debt Commitments. At the period ended December 31, 2005, the Portfolio had $8,701,516 in commitments outstanding to fund high-yield bridge debt. The Portfolio is entitled to a fee upon the expiration of the commitment period. The bridge debt terms approximate market rates at the time the commitment is entered into.

Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio

14	Annual Report	December 31, 2005

is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Payment In-Kind Securities. The Portfolio may invest in payment in-kind securities. Payment in-kind securities (PIKs) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment in the Statements of Assets and Liabilities.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.35%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related

16	Annual Report	December 31, 2005

expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$110,479	$138,701	$445,155	$371,710

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2004	210	$24,100	$ 783
Sales	2,895	34,000	843
Closing Buys	(1,223)	(24,100)	(1,070)
Expirations	(1,175)	(17,000)	(271)
Exercised	0	0	0
Balance at 12/31/2005	707	$17,000	$ 285

6. Security Transactions with Affiliated Portfolio

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the year ended December 31, 2005, the Portfolio below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$12,441	$0

7. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	42	$336	38	$298
Administrative Class	20,365	167,640	27,559	225,123

Issued as reinvestment of distributions
Institutional Class	4	37	2	14
Administrative Class	3,377	27,827	4,089	33,322

Cost of shares redeemed
Institutional Class	(3)	(25)	(1)	(7)
Administrative Class	(16,769)	(138,029)	(98,992)	(796,285)

Net increase (decrease) resulting from Portfolio share transactions	7,016	$57,786	(67,305)	$(537,535)

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	96
Administrative Class	3	84	*

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

8. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)
$ 0	$0	$4,004	$(250)	$(5,307)	$(1,795)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, forwards, wash sales and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital loss carryover expires in December 31, 2010.

(4)	Capital losses realized during the period November 1, 2005 through December 31, 2005 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)
$ 458,417	$11,258	$(6,691)	$4,567

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$27,878	$0	$0
12/31/04	36,840	0	0

The Portfolio did not distribute capital gains during the fiscal year due to accumulated capital losses. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

9. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

18	Annual Report	December 31, 2005

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2005	Annual Report	19

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2005:

High Yield Portfolio	0.63%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

High Yield Portfolio	0.63%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

20	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the High Yield Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the High Yield Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative share class, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	21

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

22	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	23

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

24	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	25

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

26	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

HIGH YIELD PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

Merrill Lynch US High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated US Dollar-denominated corporate bonds publicly issued in the US domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end re-balancing at which point they are dropped from the index.

Merrill Lynch US High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below-investment grade US Dollar-denominated corporate bonds publicly issued in the US domestic market. It is not possible to invest directly in such an unmanaged index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

High Yield Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                 High Yield      Merrill Lynch US High        Merrill Lynch
                  Portfolio        Yield, BB-B Rated        US High Yield, BB-B
            Institutional Class   Index, Constrained           Rated, Index
            -------------------  -----------------------   --------------------
06/30/2002       $10,000               $10,000                   $10,000
07/31/2002         9,392                 9,645                     9,611
08/31/2002         9,785                 9,920                     9,914
09/30/2002         9,499                 9,788                     9,764
10/31/2002         9,570                 9,698                     9,675
11/30/2002        10,168                10,262                    10,237
12/31/2002        10,343                10,373                    10,349
01/31/2003        10,618                10,601                    10,581
02/28/2003        10,774                10,725                    10,703
03/31/2003        11,002                10,966                    10,946
04/30/2003        11,559                11,492                    11,474
05/31/2003        11,666                11,569                    11,550
06/30/2003        11,894                11,864                    11,848
07/31/2003        11,634                11,676                    11,651
08/31/2003        11,816                11,806                    11,785
09/30/2003        12,083                12,103                    12,077
10/31/2003        12,296                12,323                    12,298
11/30/2003        12,407                12,480                    12,455
12/31/2003        12,731                12,747                    12,724
01/31/2004        12,831                12,912                    12,888
02/29/2004        12,788                12,940                    12,916
03/31/2004        12,865                13,054                    13,031
04/30/2004        12,750                12,944                    12,921
05/31/2004        12,593                12,736                    12,713
06/30/2004        12,757                12,898                    12,875
07/31/2004        12,961                13,101                    13,077
08/31/2004        13,231                13,345                    13,320
09/30/2004        13,417                13,525                    13,500
10/31/2004        13,686                13,763                    13,738
11/30/2004        13,790                13,847                    13,822
12/31/2004        13,967                14,013                    13,988
01/31/2005        13,970                14,023                    13,997
02/28/2005        14,174                14,214                    14,189
03/31/2005        13,800                13,833                    13,807
04/30/2005        13,691                13,757                    13,729
05/31/2005        14,025                14,007                    13,980
06/30/2005        14,243                14,228                    14,228
07/31/2005        14,426                14,396                    14,421
08/31/2005        14,492                14,459                    14,469
09/30/2005        14,385                14,349                    14,340
10/31/2005        14,307                14,236                    14,257
11/30/2005        14,393                14,351                    14,328
12/31/2005        14,562                14,488                    14,457

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

COUNTRY ALLOCATION‡

Corporate Bonds & Notes	78.8%
Short-Term Instruments	9.1%
Sovereign Issues	4.4%
Bank Loan Obligations	4.2%
Other	3.5%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	Portfolio Inception (07/01/02)*
	High Yield Portfolio Institutional Class	4.26%	11.33%
- — - —	Merrill Lynch US High Yield, BB-B Rated, Constrained Index	3.39%	11.16%
- - - - - - -	Merrill Lynch US High Yield, BB-B Rated Index	3.35%	11.09%
	All Portfolio returns are net of fees and expenses. * The Portfolio began operations on 07/01/02. Index comparisons began on 06/30/02.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

The Portfolio has changed its primary benchmark from the Merrill Lynch US High Yield, BB-B Rated, Index (the “Unconstrained Index”) to the Merrill Lynch US High Yield, BB-B Rated, Constrained Index (the “Constrained Index”). This change was made because, as a result of downgrades of large issuers from the investment grade universe into high yield in May 2005, the Unconstrained Index was no longer an appropriate benchmark due to a lack of issuer and industry diversification within the Unconstrained Index. Merrill Lynch US High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated US Dollar-denominated corporate bonds publicly issued in the US domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,022.40	$1,022.18
Expenses Paid During Period†	$3.06	$3.06

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities rated below-investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

•	The Portfolio’s Institutional Class shares returned 4.26% for the twelve-month period ended December 31, 2005, outperforming the 3.39% return of the Merrill Lynch US High Yield, BB-B Rated, Constrained Index for the same period.

•	Exposure to BBB-rated issues hurt performance as these bonds, as a whole, underperformed the high-yield market by about 1.75%.

•	As the Cable/Pay TV sector underperformed most other high-yield sectors, returning about 2.30%, an overweight to this sector was a detriment to performance.

•	An underweight to consumer cyclicals, one of the worst performing broad industry sectors, was a strong contributor to relative performance.

•	The Portfolio’s focus on captive finance versus manufacturing within the Automotive sector was a significant contribution to returns.

•	An overweight to the Telecom sector, which outperformed the index by over 3.25%, added to returns.

•	As lower-quality airline bonds weighed down the Transportation sector, an emphasis on securitized issues added significantly to returns.

•	Exposure to emerging market sovereign bonds, which outperformed high yields by about 8%, contributed significantly to relative performance.

4	Annual Report	December 31, 2005

Financial Highlights

High Yield Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	12/31/2005	12/31/2004	12/31/2003	7/01/2002- 12/31/2002

Net asset value beginning of period	$8.40	$8.19	$7.17	$7.25
Net investment income (a)	0.55	0.53	0.57	0.29
Net realized/unrealized gain (loss) on investments (a)	(0.21)	0.23	1.03	(0.06)
Total income from investment operations	0.34	0.76	1.60	0.23
Dividends from net investment income	(0.55)	(0.55)	(0.58)	(0.31)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00
Total distributions	(0.55)	(0.55)	(0.58)	(0.31)
Net asset value end of period	$8.19	$8.40	$8.19	$7.17
Total return	4.26%	9.71%	23.08%	3.43%
Net assets end of period (000s)	$687	$343	$13	$10
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60	%*(b)
Ratio of net investment income to average net assets	6.68%	6.51%	7.36%	8.59	%*
Portfolio turnover rate	109%	97%	97%	102%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.61%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

High Yield Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$462,984
Cash	5,373
Foreign currency, at value	1,197
Receivable for investments sold	877
Receivable for investments sold on delayed-delivery basis	600
Unrealized appreciation on forward foreign currency contracts	75
Receivable for Portfolio shares sold	59
Interest and dividends receivable	8,834
Swap premiums paid	8
Unrealized appreciation on swap agreements	135
480,142

Liabilities:

Payable for investments purchased	$6,218
Payable for investments purchased on delayed-delivery basis	9,830
Unrealized depreciation on forward foreign currency contracts	114
Written options outstanding	181
Payable for Portfolio shares redeemed	1,117
Dividends payable	14
Accrued investment advisory fee	102
Accrued administration fee	143
Accrued servicing fee	52
Variation margin payable	25
Unrealized depreciation on swap agreements	732
Other liabilities	1
18,529

Net Assets	$461,613

Net Assets Consist of:

Paid in capital	$464,961
(Overdistributed) net investment income	(244)
Accumulated undistributed net realized (loss)	(7,304)
Net unrealized appreciation	4,200
$461,613

Net Assets:

Institutional Class	$687
Administrative Class	460,926

Shares Issued and Outstanding:

Institutional Class	84
Administrative Class	56,274

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$8.19
Administrative Class	8.19

Cost of Investments Owned	$458,208
Cost of Foreign Currency Held	$1,205
Premiums Received on Written Options	$285

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

High Yield Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest, net of foreign taxes	$30,512
Dividends	175
Miscellaneous income	63
Total Income	30,750

Expenses:

Investment advisory fees	1,059
Administration fees	1,483
Servicing fees - Administrative Class	635
Trustees’ fees	9
Interest expense	3
Total Expenses	3,189

Net Investment Income	27,561

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	4,071
Net realized (loss) on futures contracts, options and swaps	(208)
Net realized gain on foreign currency transactions	775
Net change in unrealized (depreciation) on investments	(14,544)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(346)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(9)
Net (Loss)	(10,261)

Net Increase in Net Assets Resulting from Operations	$17,300

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

High Yield Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$27,561	$36,421
Net realized gain	4,638	36,782
Net change in unrealized (depreciation)	(14,899)	(40,035)
Net increase resulting from operations	17,300	33,168

Distributions to Shareholders:

From net investment income
Institutional Class	(37)	(14)
Administrative Class	(27,841)	(36,826)

Total Distributions	(27,878)	(36,840)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	336	298
Administrative Class	167,640	225,123

Issued as reinvestment of distributions
Institutional Class	37	14
Administrative Class	27,827	33,322

Cost of shares redeemed
Institutional Class	(25)	(7)
Administrative Class	(138,029)	(796,285)
Net increase (decrease) resulting from Portfolio share transactions	57,786	(537,535)

Total Increase (Decrease) in Net Assets	47,208	(541,207)

Net Assets:

Beginning of period	414,405	955,612
End of period*	$461,613	$414,405

*Including (overdistributed) net investment income of:	$(244)	$(1,095)

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

High Yield Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

BANK LOAN OBLIGATIONS 4.2%

Brenntag AG
6.810% due 02/28/2012 (a)	$1,250	$1,254
Centennial Communications
6.450% due 01/20/2011 (a)	771	781
6.656% due 01/20/2011 (a)	22	22
6.830% due 01/20/2011 (a)	38	38
6.270% due 02/09/2011 (a)	54	55
DRS Technologies, Inc.
5.000% due 11/22/2006 (a)	1,500	1,504
El Paso Corp.
6.813% due 11/22/2009 (a)	1,230	1,237
General Growth Properties, Inc.
6.120% due 11/12/2007 (a)	861	864
6.090% due 11/12/2008 (a)	989	997
Headwaters, Inc.
6.430% due 04/30/2011 (a)	1,405	1,416
7.750% due 04/30/2011 (a)	22	22
Intelsat Ltd.
5.000% due 04/24/2006 (a)	1,000	1,003
Invensys PLC
7.791% due 09/05/2009 (a)	237	241
8.529% due 12/30/2009 (a)	900	925
JSG Holding PLC
7.614% due 11/29/2014 (a)	650	650
7.114% due 11/29/2013 (a)	650	650
Qwest Corp.
9.020% due 06/30/2007 (a)	740	758
Reliant Resources, Inc.
5.675% due 04/30/2010 (a)	914	912
6.426% due 04/30/2010 (a)	3	2
RH Donnelley, Inc.
5.000% due 12/13/2015 (a)	5,000	5,005
Roundy’s, Inc.
7.090% due 11/01/2011 (a)	133	133
7.340% due 11/01/2011 (a)	867	863

Total Bank Loan Obligations (Cost $19,283)		19,332

CORPORATE BONDS & NOTES 79.1%
Banking & Finance 11.4%
AES Red Oak LLC
8.540% due 11/30/2019	1,236	1,366
BCP Crystal US Holdings Corp.
9.625% due 06/15/2014	2,417	2,701
Bluewater Finance Ltd.
10.250% due 02/15/2012	2,575	2,781
Bombardier Capital, Inc.
7.090% due 03/30/2007 (b)	1,000	1,006
Bowater Canada Finance
7.950% due 11/15/2011	950	926
Eircom Funding
8.250% due 08/15/2013	800	860
Ferrellgas Escrow LLC
6.750% due 05/01/2014	1,250	1,187
Ford Motor Credit Co.
7.375% due 10/28/2009	260	231
5.700% due 01/15/2010	425	362
7.875% due 06/15/2010	500	450
7.375% due 02/01/2011	9,290	8,151
7.250% due 10/25/2011	225	195
7.000% due 10/01/2013	725	620
Forest City Enterprises, Inc.
7.625% due 06/01/2015	425	453
Gaz Capital S.A.
8.625% due 04/28/2034	175	222
Gazprom
9.625% due 03/01/2013	870	1,052
7.201% due 02/01/2020	600	640
General Motors Acceptance Corp.
7.250% due 03/02/2011	1,700	1,564
6.000% due 04/01/2011	1,194	1,076

6.875% due 09/15/2011	$3,550	$3,241
7.000% due 02/01/2012	500	454
6.875% due 08/28/2012	1,500	1,354
8.000% due 11/01/2031	2,475	2,377
Homer City Funding LLC
8.734% due 10/01/2026	989	1,157
JET Equipment Trust
10.000% due 06/15/2012 (c)	653	594
7.630% due 08/15/2012 (c)	352	311
JSG Funding PLC
9.625% due 10/01/2012	3,315	3,332
K&F Acquisition, Inc.
7.750% due 11/15/2014	1,000	1,015
KRATON Polymers LLC
8.125% due 01/15/2014	1,350	1,303
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	1,650	1,716
7.250% due 02/15/2011	300	305
Rotech Healthcare, Inc.
9.500% due 04/01/2012	3,325	3,508
Standard Aero Holdings, Inc.
8.250% due 09/01/2014	350	289
Stone Container Finance
7.375% due 07/15/2014	625	572
TRAINS
7.361% due 06/15/2015 (a)	615	633
UGS Corp.
10.000% due 06/01/2012	375	411
Universal City Development Partners
11.750% due 04/01/2010	1,000	1,126
Universal City Florida Holding Co.
8.375% due 05/01/2010	1,100	1,081
Ventas Realty LP
6.750% due 06/01/2010	500	515
6.625% due 10/15/2014	300	308
7.125% due 06/01/2015	1,000	1,055

		52,500

Industrials 51.3%
Abitibi-Consolidated, Inc.
8.550% due 08/01/2010	1,350	1,374
7.750% due 06/15/2011	600	574
8.375% due 04/01/2015	1,475	1,420
7.400% due 04/01/2018	400	332
8.850% due 08/01/2030	1,953	1,680
Aearo Co.
8.250% due 04/15/2012	700	714
AES Ironwood LLC
8.857% due 11/30/2025	2,524	2,802
Alderwoods Group, Inc.
7.750% due 09/15/2012	975	1,014
Alliance One International, Inc.
11.000% due 05/15/2012	650	575
Allied Waste N.A., Inc.
6.375% due 04/15/2011	1,000	980
7.875% due 04/15/2013	2,125	2,205
7.250% due 03/15/2015	3,175	3,223
American Media Operations, Inc.
10.250% due 05/01/2009	1,063	975
AmeriGas Partners LP
8.830% due 04/19/2010	406	421
7.250% due 05/20/2015	1,600	1,640
Arco Chemical Co.
10.250% due 11/01/2010	50	55
Arvin Industries , Inc.
6.750% due 03/15/2008	500	477
ArvinMeritor, Inc.
8.750% due 03/01/2012	2,525	2,430
Aviall, Inc.
7.625% due 07/01/2011	650	669
Bombardier, Inc.
6.750% due 05/01/2012	975	907
6.300% due 05/01/2014	1,500	1,320
Bowater, Inc.
6.500% due 06/15/2013	300	270

Buhrmann US, Inc.
7.875% due 03/01/2015	$1,300	$1,276
CanWest Media, Inc.
8.000% due 09/15/2012	1,520	1,560
Cascades, Inc.
7.250% due 02/15/2013	750	686
CCO Holdings LLC
8.750% due 11/15/2013	2,700	2,585
Cenveo Corp.
9.625% due 03/15/2012	1,000	1,085
Chart Industries, Inc.
9.125% due 10/15/2015	425	436
Charter Communications Operating LLC
8.375% due 04/30/2014	1,750	1,750
Chesapeake Energy Corp.
7.500% due 06/15/2014	1,300	1,384
6.375% due 06/15/2015	1,375	1,382
6.625% due 01/15/2016	200	203
Choctaw Resort Development Enterprise
7.250% due 11/15/2019	1,400	1,430
Colorado Interstate Gas Co.
6.850% due 06/15/2037	200	205
Community Health Systems, Inc.
6.500% due 12/15/2012	1,000	979
Continental Airlines, Inc.
6.920% due 04/02/2013 (b)	870	870
7.373% due 12/15/2015	275	240
Cooper-Standard Automotive, Inc.
7.000% due 12/15/2012	1,200	1,110
Crown Americas LLC
7.625% due 11/15/2013	425	443
7.750% due 11/15/2015	525	546
CSC Holdings, Inc.
8.125% due 08/15/2009	2,605	2,644
7.625% due 04/01/2011	2,625	2,625
6.750% due 04/15/2012	1,100	1,045
DaVita, Inc.
7.250% due 03/15/2015	2,200	2,238
Delhaize America, Inc.
8.125% due 04/15/2011	50	55
9.000% due 04/15/2031	2,750	3,247
Delta Air Lines, Inc.
7.379% due 05/18/2010	229	228
7.570% due 11/18/2010	950	937
Dex Media West LLC
8.500% due 08/15/2010	2,400	2,526
9.875% due 08/15/2013	950	1,059
DirecTV Holdings LLC
8.375% due 03/15/2013	684	739
6.375% due 06/15/2015	1,925	1,891
Dresser, Inc.
9.375% due 04/15/2011	3,350	3,543
Dresser-Rand Group, Inc.
7.375% due 11/01/2014	396	410
Dura Operating Corp.
8.625% due 04/15/2012	1,161	964
Dynegy Danskammer & Roseton LLC
7.270% due 11/08/2010	2,275	2,293
7.670% due 11/08/2016	2,400	2,407
EchoStar DBS Corp.
6.375% due 10/01/2011	725	701
6.625% due 10/01/2014	2,325	2,241
El Paso CGP Co.
7.625% due 09/01/2008	750	765
7.750% due 06/15/2010	250	256
10.750% due 10/01/2010	1,500	1,689
9.625% due 05/15/2012	200	221
7.750% due 10/15/2035	1,200	1,195
El Paso Corp.
7.875% due 06/15/2012	4,155	4,300
7.375% due 12/15/2012	300	303
8.050% due 10/15/2030	1,300	1,332
7.800% due 08/01/2031	700	702
El Paso Production Holding Co.
7.750% due 06/01/2013	750	782

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

High Yield Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Encore Acquisition Co.
6.250% due 04/15/2014	$300	$286
Equistar Chemicals LP
10.125% due 09/01/2008	545	594
8.750% due 02/15/2009	2,035	2,152
Extendicare Health Services, Inc.
9.500% due 07/01/2010	800	853
Ferrellgas Partners LP
8.870% due 08/01/2009 (b)	1,200	1,252
8.750% due 06/15/2012	1,525	1,517
Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	2,250	2,407
Gaylord Entertainment Co.
8.000% due 11/15/2013	1,000	1,052
Georgia-Pacific Corp.
7.375% due 12/01/2025	4,750	4,299
Greif, Inc.
8.875% due 08/01/2012	400	428
Grupo Transportacion Ferroviaria Mexicana S.A. de C.V.
9.375% due 05/01/2012	900	988
Hanover Compressor Co.
9.000% due 06/01/2014	500	547
HCA, Inc.
7.875% due 02/01/2011	1,450	1,566
6.950% due 05/01/2012	700	730
6.300% due 10/01/2012	350	353
6.250% due 02/15/2013	1,450	1,458
6.750% due 07/15/2013	2,025	2,098
6.375% due 01/15/2015	800	813
HealthSouth Corp.
8.375% due 10/01/2011	595	608
7.625% due 06/01/2012	5,225	5,329
Herbst Gaming, Inc.
7.000% due 11/15/2014	1,500	1,500
Hertz Corp
8.875% due 01/01/2014	1,300	1,331
Horizon Lines LLC
9.000% due 11/01/2012	1,616	1,709
Host Marriott LP
7.000% due 08/15/2012	100	103
7.125% due 11/01/2013	2,505	2,618
Ingles Markets, Inc.
8.875% due 12/01/2011	1,450	1,508
Invensys PLC
9.875% due 03/15/2011	1,150	1,144
ISP Chemco, Inc.
10.250% due 07/01/2011	1,465	1,568
ITT Corp.
7.375% due 11/15/2015	1,450	1,580
JC Penney Co., Inc.
7.650% due 08/15/2016	675	771
7.125% due 11/15/2023	1,225	1,370
8.125% due 04/01/2027	820	863
7.400% due 04/01/2037	580	651
Jefferson Smurfit Corp.
8.250% due 10/01/2012	1,300	1,254
7.500% due 06/01/2013	500	462
L-3 Communications Corp.
6.375% due 10/15/2015	1,550	1,554
Lamar Media Corp.
6.625% due 08/15/2015	875	882
Legrand Holding S.A.
10.500% due 02/15/2013	1,085	1,231
8.500% due 02/15/2025	550	664
Mandalay Resort Group
9.375% due 02/15/2010	2,300	2,530
7.625% due 07/15/2013	400	417
MCI, Inc.
8.735% due 05/01/2014	7,945	8,809
Mediacom Broadband LLC
11.000% due 07/15/2013	2,940	3,175
MGM Mirage, Inc.
8.375% due 02/01/2011	1,850	1,989
6.750% due 09/01/2012	300	306

6.625% due 07/15/2015	$2,000	$2,005
7.250% due 08/01/2017	1,500	1,534
Nalco Co.
7.750% due 11/15/2011	1,800	1,858
8.875% due 11/15/2013	500	526
Newpark Resources, Inc.
8.625% due 12/15/2007	1,390	1,397
Norampac, Inc.
6.750% due 06/01/2013	1,100	1,067
Northwest Airlines, Inc.
6.810% due 02/01/2020 (c)	820	773
Novelis, Inc.
7.250% due 02/15/2015	1,300	1,219
Owens-Brockway Glass Container, Inc.
7.750% due 05/15/2011	150	157
8.750% due 11/15/2012	1,000	1,080
8.250% due 05/15/2013	250	259
6.750% due 12/01/2014	450	439
Peabody Energy Corp.
6.875% due 03/15/2013	2,041	2,133
Plains Exploration & Production Co.
7.125% due 06/15/2014	1,625	1,690
PQ Corp.
7.500% due 02/15/2013	1,200	1,122
Premier Entertainment Biloxi LLC
10.750% due 02/01/2012	750	728
Psychiatric Solutions, Inc.
7.750% due 07/15/2015	75	78
Quiksilver, Inc.
6.875% due 04/15/2015	1,500	1,451
Qwest Corp.
6.875% due 09/15/2033	1,000	945
Rayovac Corp.
8.500% due 10/01/2013	1,300	1,141
Rhodia S.A.
7.625% due 06/01/2010	750	758
RJ Reynolds Tobacco Holdings, Inc.
7.250% due 06/01/2012	1,700	1,743
Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	600	601
Rogers Cable, Inc.
6.750% due 03/15/2015	1,560	1,591
Royal Caribbean Cruises Ltd.
6.875% due 12/01/2013	600	638
7.250% due 03/15/2018	100	108
7.500% due 10/15/2027	900	969
SemGroup LP
8.750% due 11/15/2015	525	539
Seneca Gaming Corp.
7.250% due 05/01/2012	1,325	1,340
SESI LLC
8.875% due 05/15/2011	2,015	2,121
Smurfit-Stone Container Enterprises, Inc.
9.750% due 02/01/2011	1,050	1,066
8.375% due 07/01/2012	3,450	3,355
Sonat, Inc.
7.625% due 07/15/2011	2,650	2,710
Spectrum Brands, Inc.
7.375% due 02/01/2015	1,775	1,491
Station Casinos, Inc.
6.500% due 02/01/2014	1,475	1,497
6.875% due 03/01/2016	1,300	1,336
Suburban Propane Partners LP
6.875% due 12/15/2013	1,000	940
Sungard Data Systems, Inc.
9.125% due 08/15/2013	1,580	1,643
Superior Essex Communications
9.000% due 04/15/2012	500	495
Tenet Healthcare Corp.
7.375% due 02/01/2013	1,925	1,785
Tenneco Automotive, Inc.
10.250% due 07/15/2013	2,600	2,854
8.625% due 11/15/2014	975	926
Triad Hospitals, Inc.
7.000% due 11/15/2013	2,375	2,393

Trinity Industries, Inc.
6.500% due 03/15/2014	$900	$891
TRW Automotive, Inc.
9.375% due 02/15/2013	2,025	2,202
United Airlines, Inc.
6.201% due 09/01/2008	214	210
7.730% due 07/01/2010	1,599	1,592
7.186% due 04/01/2011	187	186
6.602% due 09/01/2013	477	472
Unity Media GmbH
10.375% due 02/15/2015	750	784
US Airways Group, Inc.
9.625% due 09/01/2024 (c)	1,016	437
9.330% due 01/01/2049 (c)	84	1
Valero Energy Corp.
7.800% due 06/14/2010	850	863
Vintage Petroleum, Inc.
7.875% due 05/15/2011	1,000	1,050
VWR International, Inc.
6.875% due 04/15/2012	660	658
8.000% due 04/15/2014	2,440	2,440
Williams Cos., Inc.
6.375% due 10/01/2010	500	502
7.625% due 07/15/2019	3,950	4,256
7.875% due 09/01/2021	3,075	3,344
7.500% due 01/15/2031	375	390
Wynn Las Vegas LLC
6.625% due 12/01/2014	5,000	4,888
Xerox Corp.
7.625% due 06/15/2013	300	318

		236,869

Utilities 16.4%
AES Corp.
8.750% due 05/15/2013	2,850	3,117
American Cellular Corp.
10.000% due 08/01/2011	1,850	2,017
Cincinnati Bell, Inc.
7.250% due 07/15/2013	3,425	3,579
8.375% due 01/15/2014	1,970	1,948
Citizens Communications Co.
6.250% due 01/15/2013	2,000	1,945
CMS Energy Corp.
7.500% due 01/15/2009	450	466
7.750% due 08/01/2010	600	632
8.500% due 04/15/2011	1,000	1,094
2.875% due 12/01/2024	700	818
Consumers Energy Co.
6.300% due 02/01/2012	300	298
Exco Resources, Inc.
7.250% due 01/15/2011	300	306
Hawaiian Telcom Communications, Inc.
9.750% due 05/01/2013	1,100	1,081
Intelsat Bermuda Ltd.
8.695% due 01/15/2012 (a)	1,000	1,021
8.250% due 01/15/2013	175	178
8.625% due 01/15/2015	1,525	1,548
IPALCO Enterprises, Inc.
8.375% due 11/14/2008	1,050	1,105
8.625% due 11/14/2011	490	537
Midwest Generation LLC
8.560% due 01/02/2016	5,086	5,534
8.750% due 05/01/2034	2,550	2,821
Mobile Telesystems Finance S.A.
8.375% due 10/14/2010	500	524
8.000% due 01/28/2012	450	460
MSW Energy Holdings LLC
7.375% due 09/01/2010	650	671
8.500% due 09/01/2010	500	535
New Skies Satellites NV
9.125% due 11/01/2012	825	886
Northwest Pipeline Corp.
7.125% due 12/01/2025	500	541
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,206

10	Annual Report	December 31, 2005	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

NRG Energy, Inc.
8.000% due 12/15/2013	$1,676	$1,877
PSEG Energy Holdings LLC
10.000% due 10/01/2009	870	961
8.500% due 06/15/2011	5,500	5,913
Qwest Communications International, Inc.
7.250% due 02/15/2011	2,900	2,973
7.500% due 02/15/2014	8,825	9,112
Qwest Corp.
8.875% due 03/15/2012	650	736
Reliant Energy, Inc.
9.250% due 07/15/2010	1,975	1,985
9.500% due 07/15/2013	1,050	1,058
6.750% due 12/15/2014	3,025	2,654
Rogers Wireless Communications, Inc.
7.250% due 12/15/2012	150	158
8.000% due 12/15/2012	695	739
6.375% due 03/01/2014	350	353
7.500% due 03/15/2015	1,020	1,107
Rural Cellular Corp.
8.250% due 03/15/2012	1,450	1,537
Sierra Pacific Power Co.
7.803% due 06/15/2012	1,300	1,383
7.100% due 11/02/2023	600	606
Sonat, Inc.
7.000% due 02/01/2018	500	478
South Point Energy
8.400% due 05/30/2012	2,288	2,106
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,395	1,411
Time Warner Telecom, Inc.
10.125% due 02/01/2011	500	526
9.250% due 02/15/2014	1,625	1,723
Triton PCS, Inc.
8.500% due 06/01/2013	575	538
Wind Acquisition Finance S.A.
10.750% due 12/01/2015	1,000	1,038

		75,840

Total Corporate Bonds & Notes (Cost $361,876)		365,209

SOVEREIGN ISSUES 4.4%

Brazilian Government International Bond
11.000% due 01/11/2012	825	1,009
10.250% due 06/17/2013	200	241
10.500% due 07/14/2014	2,150	2,640
8.000% due 01/15/2018	9,798	10,597
8.250% due 01/20/2034	1,100	1,170
11.000% due 08/17/2040	1,000	1,290

Guatemala Government Bond
9.250% due 08/01/2013		$1,075	$1,255
Panama Government International Bond
8.875% due 09/30/2027		1,050	1,255
Peru Government International Bond
9.875% due 02/06/2015		775	934

Total Sovereign Issues (Cost $18,658)			20,391

FOREIGN CURRENCY-DENOMINATED ISSUES (k) 2.2%

Cognis Holding GmbH
11.139% due 01/15/2015 (a) (d)	EC	106	113
JSG Funding PLC
10.125% due 10/01/2012		650	831
JSG Holding PLC
11.500% due 10/01/2015 (d)		1,184	1,329
Kronos International, Inc.
8.875% due 06/30/2009		300	373
Lighthouse International Co. S.A.
8.000% due 04/30/2014		2,220	2,796
Rhodia S.A.
8.000% due 06/01/2010		1,000	1,249
Ruhrgas AG
5.000% due 07/15/2012 (a)		1,000	1,189
SigmaKalon Group BV
4.587% due 06/30/2012 (a)		1,000	1,161
UPC Broadband Holding BV
4.600% due 04/01/2010 (a)		1,000	1,179

Total Foreign Currency-Denominated Issues (Cost $10,492)			10,220

CONVERTIBLE PREFERRED STOCK 0.1%
	Shares
Chesapeake Energy Corp.
4.500% due 12/31/2049		5,000	483

Total Convertible Preferred Stock (Cost $500)			483

PREFERRED SECURITY 1.2%

Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008		2,050	2,122
Xerox Capital Trust I
8.000% due 02/01/2027		3,100,000	3,208

Total Preferred Security (Cost $5,388)			5,330

Principal
Amount	Value
(000s)	(000s)

SHORT-TERM INSTRUMENTS (k) 9.1%
Commercial Paper 6.0%
Barclays U.S. Funding Corp.
4.200% due 02/27/2006		$2,400	$2,385
4.305% due 02/28/2006		10,000	9,933
BNP Paribas Finance
4.305% due 02/28/2006		4,100	4,072
Fannie Mae
4.089% due 03/22/2006		1,600	1,584
Societe Generale N.A.
4.340% due 03/06/2006		4,300	4,266
4.430% due 04/20/2006		2,300	2,269
UBS Finance Delaware LLC
4.440% due 04/28/2006		3,100	3,054

			27,563

Repurchase Agreement 0.8%
State Street Bank
3.900% due 01/03/2006		3,825	3,825

(Dated 12/30/2005. Collateralized by Fannie Mae 5.000% due 01/15/2007 valued at $3,906. Repurchase proceeds are $3,827.)
French Treasury Bills 0.9%
2.419% due 05/24/2006	EC	3,710	4,350

German Treasury Bills 0.4%
2.276% due 03/15/2006		1,400	1,650

U.K. Treasury Bills 0.6%
2.279% due 01/12/2006		2,370	2,804

U.S. Treasury Bills 0.4%
3.884% due 03/02/2006-03/16/2006 (e)(g)(h)		$1,840	1,827

Total Short-Term Instruments (Cost $42,011)			42,019

Total Investments (f) 100.3%			$462,984
(Cost $458,208)
Written Options (j) (0.0%)			(181)
(Premiums $285)
Other Assets and Liabilities (Net) (0.3%)			(1,190)

Net Assets 100.0%			$461,613

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Restricted security as of December 31, 2005:

Issuer Description	Coupon Rate	Maturity Date	Acquisition Date	Cost as of December 31, 2005	Market Value as of December 31, 2005	Market Value as % of Net Assets
Bombardier Capital, Inc.	7.090%	03/30/2007	08/11/2008	$1,004	$1,006	0.22%
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	791	870	0.19%
Ferrellgas Partners LP	8.870%	08/01/2009	06/30/2003	1,298	1,252	0.27%

				$3,093	$3,128	0.68%

(c) Security is in default.

(d) Payment in-kind bond security.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) As of December 31, 2005, portfolio securities with an aggregate market value of $11,793 were valued with reference to securities whose prices are more readily obtainable.

See accompanying notes	December 31, 2005	Annual Report	11

Schedule of Investments (Cont.)

High Yield Portfolio

December 31, 2005

(g) Securities with an aggregate market value of $497 have been pledged as collateral for swap and swaption contracts on December 31, 2005.

(h) Securities with an aggregate market value of $1,330 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
90-Day Eurodollar Futures	Long	09/2006	169	$ (4)
90-Day Eurodollar Futures	Long	12/2006	485	(46)

$ (50)

(i) Swap agreements outstanding on December 31, 2005:
Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Barclays Bank PLC	3-month USD-LIBOR	Pay	5.000%	06/21/2011	$26,400	$106

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection†	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.500%	06/20/2006	$1,000	$0
Bank of America	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	12/20/2006	1,500	(64)
Credit Suisse First Boston	Gaz Capital 8.625% due 04/28/2034	Sell	0.720%	04/20/2006	2,000	6
Credit Suisse First Boston	Bombardier, Inc. 6.750% due 05/01/2012	Sell	1.400%	06/20/2006	1,500	9
Credit Suisse First Boston	CMS Energy Corp. 7.500% due 01/15/2009	Sell	1.800%	12/20/2010	625	3
Goldman Sachs & Co.	Host Marriott LP 7.125% due 11/01/2013	Sell	1.770%	12/20/2010	500	2
Lehman Brothers, Inc.	Abitibi-Consolidated, Inc. 8.550% due 08/01/2010	Sell	1.750%	06/20/2006	1,000	1
Merrill Lynch & Co., Inc.	Bombardier, Inc. 5.750% due 02/22/2008	Sell	3.250%	03/20/2006	1,500	8
UBS Warburg LLC	General Motors Corp. 7.125% due 07/15/2013	Sell	5.150%	09/20/2008	3,000	(582)
Wachovia Bank N.A.	General Motors Corp. 7.125% due 07/15/2013	Sell	1.200%	03/20/2006	1,000	(34)
Wachovia Bank N.A.	General Motors Corp. 7.125% due 07/15/2013	Sell	1.160%	03/20/2006	1,000	(34)
Wachovia Bank N.A.	General Motors Corp. 7.125% due 07/15/2013	Sell	0.970%	03/20/2006	500	(18)

$(703)

†  If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

(j) Written options outstanding on December 31, 2005:
Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$112.00	02/24/2006	131	$69	$14
Call - CBOT U.S. Treasury 10-Year Note March Futures	110.00	02/24/2006	140	61	78
Call - CBOT U.S. Treasury 10-Year Note March Futures	111.00	02/24/2006	148	27	37
Put - CBOT U.S. Treasury 10-Year Note March Futures	106.00	02/24/2006	288	37	23

$194	$152

Name of Issuer	Counterparty	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Put - OTC 7-Year Interest Rate Swap	Citibank N.A.	5.500	%*	06/02/2006	$8,500	$48	$25
Put - OTC 7-Year Interest Rate Swap	Citibank N.A.	4.000	%*	06/02/2006	8,500	43	4

$91	$29

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR. ** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(k) Forward foreign currency contracts outstanding on December 31, 2005:
Type	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EC	10,185	01/2006	$6	$0	$6
Sell	21,305	01/2006	69	(114)	(45)
Buy	JY	527,939	01/2006	0	0	0

$75	$(114)	$(39)

12	Annual Report	December 31, 2005	See accompanying notes

Notes to Financial Statements

December 31, 2005

1. Organization

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Bridge Debt Commitments. At the period ended December 31, 2005, the Portfolio had $8,701,516 in commitments outstanding to fund high-yield bridge debt. The Portfolio is entitled to a fee upon the expiration of the commitment period. The bridge debt terms approximate market rates at the time the commitment is entered into.

Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had no unfunded loan commitments.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio

14	Annual Report	December 31, 2005

is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Payment In-Kind Securities. The Portfolio may invest in payment in-kind securities. Payment in-kind securities (PIKs) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment in the Statements of Assets and Liabilities.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.35%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related

16	Annual Report	December 31, 2005

expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$110,479	$138,701	$445,155	$371,710

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2004	210	$24,100	$ 783
Sales	2,895	34,000	843
Closing Buys	(1,223)	(24,100)	(1,070)
Expirations	(1,175)	(17,000)	(271)
Exercised	0	0	0
Balance at 12/31/2005	707	$17,000	$ 285

6. Security Transactions with Affiliated Portfolio

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the year ended December 31, 2005, the Portfolio below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$12,441	$0

7. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	42	$336	38	$298
Administrative Class	20,365	167,640	27,559	225,123

Issued as reinvestment of distributions
Institutional Class	4	37	2	14
Administrative Class	3,377	27,827	4,089	33,322

Cost of shares redeemed
Institutional Class	(3)	(25)	(1)	(7)
Administrative Class	(16,769)	(138,029)	(98,992)	(796,285)

Net increase (decrease) resulting from Portfolio share transactions	7,016	$57,786	(67,305)	$(537,535)

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	96
Administrative Class	3	84	*

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

8. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)
$ 0	$0	$4,004	$(250)	$(5,307)	$(1,795)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, forwards, wash sales and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital loss carryover expires in December 31, 2010.

(4)	Capital losses realized during the period November 1, 2005 through December 31, 2005 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)
$ 458,417	$11,258	$(6,691)	$4,567

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$27,878	$0	$0
12/31/04	36,840	0	0

The Portfolio did not distribute capital gains during the fiscal year due to accumulated capital losses. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

9. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

18	Annual Report	December 31, 2005

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2005	Annual Report	19

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2005:

High Yield Portfolio	0.63%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

High Yield Portfolio	0.63%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

20	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the High Yield Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the High Yield Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the Institutional share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	21

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

22	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	23

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

24	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	25

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

26	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

LONG-TERM U.S. GOVERNMENT PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, market risk, issuer risk, derivatives risk, mortgage risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

Lehman Brothers Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in such an unmanaged index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Long-Term U.S. Government Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                Long-Term U.S. Government         Lehman Brothers
                Portfolio Administrative        Long-Term Treasury
                         Class                         Index
                -------------------------       ------------------
04/30/1999              $10,000                       $10,000
05/31/1999                9,882                         9,843
06/30/1999                9,766                         9,739
07/31/1999                9,730                         9,692
08/31/1999                9,672                         9,654
09/30/1999                9,758                         9,726
10/31/1999                9,754                         9,731
11/30/1999                9,686                         9,665
12/31/1999                9,572                         9,521
01/31/2000                9,680                         9,657
02/29/2000                9,944                         9,949
03/31/2000               10,257                        10,289
04/30/2000               10,164                        10,207
05/31/2000               10,119                        10,170
06/30/2000               10,372                        10,391
07/31/2000               10,582                        10,570
08/31/2000               10,837                        10,811
09/30/2000               10,719                        10,680
10/31/2000               10,933                        10,846
11/30/2000               11,270                        11,189
12/31/2000               11,605                        11,452
01/31/2001               11,660                        11,472
02/28/2001               11,886                        11,668
03/31/2001               11,831                        11,609
04/30/2001               11,488                        11,294
05/31/2001               11,513                        11,308
06/30/2001               11,609                        11,406
07/31/2001               12,079                        11,830
08/31/2001               12,366                        12,083
09/30/2001               12,503                        12,174
10/31/2001               13,117                        12,771
11/30/2001               12,517                        12,164
12/31/2001               12,285                        11,936
01/31/2002               12,479                        12,089
02/28/2002               12,701                        12,230
03/31/2002               12,176                        11,736
04/30/2002               12,675                        12,182
05/31/2002               12,736                        12,219
06/30/2002               12,945                        12,439
07/31/2002               13,333                        12,822
08/31/2002               13,864                        13,382
09/30/2002               14,351                        13,940
10/31/2002               13,912                        13,539
11/30/2002               13,842                        13,390
12/31/2002               14,446                        13,938
01/31/2003               14,368                        13,891
02/28/2003               14,793                        14,312
03/31/2003               14,608                        14,132
04/30/2003               14,780                        14,275
05/31/2003               15,578                        15,078
06/30/2003               15,351                        14,848
07/31/2003               14,062                        13,520
08/31/2003               14,286                        13,735
09/30/2003               15,106                        14,451
10/31/2003               14,728                        14,049
11/30/2003               14,813                        14,116
12/31/2003               15,009                        14,284
01/31/2004               15,245                        14,529
02/29/2004               15,593                        14,819
03/31/2004               15,865                        15,044
04/30/2004               14,957                        14,200
05/31/2004               14,856                        14,130
06/30/2004               14,984                        14,259
07/31/2004               15,276                        14,501
08/31/2004               15,858                        15,039
09/30/2004               15,949                        15,166
10/31/2004               16,170                        15,389
11/30/2004               15,765                        15,046
12/31/2004               16,145                        15,385
01/31/2005               16,472                        15,773
02/28/2005               16,222                        15,569
03/31/2005               16,121                        15,465
04/30/2005               16,646                        15,994
05/31/2005               17,070                        16,410
06/30/2005               17,290                        16,656
07/31/2005               16,792                        16,219
08/31/2005               17,315                        16,691
09/30/2005               16,767                        16,212
10/31/2005               16,447                        15,913
11/30/2005               16,550                        16,012
12/31/2005               16,912                        16,385

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	42.4%
U.S. Government Agencies	34.2%
Mortgage-Backed Securities	12.0%
Other	11.4%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (04/30/99)
	Long-Term U.S. Government Portfolio Administrative Class	4.75%	7.82%	8.19%
- - - - - - -	Lehman Brothers Long-Term Treasury Index	6.50%	7.43%	7.68%
	All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$978.10	$1,021.93
Expenses Paid During Period†	$3.24	$3.31

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Long-Term U.S. Government Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”).

•	For the twelve-month period ended December 31, 2005, the Portfolio’s Administrative Class shares underperformed the Lehman Brothers Long-Term Treasury Index, returning 4.75% versus 6.50% for the Index.

•	The Portfolio’s yield curve positioning hurt performance, as the Treasury yield curve continued to flatten, with the difference between two-year and 30-year Treasury yields narrowing to only 0.14% at year-end.

•	The Portfolio’s focus on the intermediate portion of the curve hurt relative returns and contributed to the Portfolio’s underperformance versus the Index.

•	Allocations to long-maturity corporates was negative for the Portfolio as corporate bonds lagged Treasuries of similar duration for the year and corporate spreads remained at historical lows.

•	Contributions to the Portfolio from real return and municipal bonds were mixed. Treasury Inflation-Protected Securities (“TIPS”) lagged versus nominal bonds during the fourth quarter amid declining inflation expectations. TIPS modestly outpaced like-duration nominals for the full year. Municipals, which usually outperform as rates rise, outpaced Treasuries for the year.

4	Annual Report	December 31, 2005

Financial Highlights

Long-Term U.S. Government Portfolio (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004		12/31/2003		12/31/2002		12/31/2001

Net asset value beginning of year	$11.19	$11.01		$11.09		$10.27		$10.56
Net investment income (a)	0.40	0.33		0.30		0.44		0.51
Net realized/unrealized gain on investments (a)	0.12	0.49		0.12		1.31		0.09
Total income from investment operations	0.52	0.82		0.42		1.75		0.60
Dividends from net investment income	(0.40)	(0.34)		(0.33)		(0.44)		(0.52)
Distributions from net realized capital gains	(0.31)	(0.30)		(0.17)		(0.49)		(0.37)
Total distributions	(0.71)	(0.64)		(0.50)		(0.93)		(0.89)
Net asset value end of year	$11.00	$11.19		$11.01		$11.09		$10.27
Total return	4.75%	7.57%		3.90%		17.59%		5.86%
Net assets end of year (000s)	$89,426	$92,122		$94,003		$92,256		$33,013
Ratio of net expenses to average net assets	0.65%	0.66	%(c)	0.66	%(c)	0.65	%(b)	0.65	%(b)
Ratio of net investment income to average net assets	3.52%	2.93%		2.72%		4.05%		4.75%
Portfolio turnover rate	533%	237%		619%		586%		457%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.66%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Long-Term U.S. Government Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$115,894
Cash	393
Receivable for investments sold on delayed-delivery basis	10,993
Receivable for Portfolio shares sold	17
Interest and dividends receivable	1,374
Unrealized appreciation on swap agreements	17
128,688

Liabilities:

Payable for investments purchased	$1,870
Payable for investments purchased on delayed-delivery basis	36,717
Written options outstanding	144
Payable for Portfolio shares redeemed	23
Accrued investment advisory fee	18
Accrued administration fee	20
Accrued servicing fee	21
Variation margin payable	38
Swap premiums received	13
Other liabilities	7
38,871

Net Assets	$89,817

Net Assets Consist of:

Paid in capital	$87,818
Undistributed net investment income	70
Accumulated undistributed net realized gain	1,130
Net unrealized appreciation	799
$89,817

Net Assets:

Institutional Class	$391
Administrative Class	89,426

Shares Issued and Outstanding:

Institutional Class	36
Administrative Class	8,125

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$11.00
Administrative Class	11.00

Cost of Investments Owned	$115,379
Premiums Received on Written Options	$170

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Long-Term U.S. Government Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$3,800
Miscellaneous income	2
Total Income	3,802

Expenses:

Investment advisory fees	222
Administration fees	228
Servicing fees - Administrative Class	136
Trustees’ fees	2
Total Expenses	588

Net Investment Income	3,214

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	499
Net realized gain on futures contracts, options and swaps	1,993
Net change in unrealized (depreciation) on investments	(1,110)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(351)
Net Gain	1,031

Net Increase in Net Assets Resulting from Operations	$4,245

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Long-Term U.S. Government Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$3,214	$2,632
Net realized gain	2,492	3,294
Net change in unrealized appreciation (depreciation)	(1,461)	540
Net increase resulting from operations	4,245	6,466

Distributions to Shareholders:

From net investment income
Institutional Class	(13)	(9)
Administrative Class	(3,237)	(2,743)

From net realized capital gains
Institutional Class	(11)	(12)
Administrative Class	(2,439)	(2,388)

Total Distributions	(5,700)	(5,152)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	261	452
Administrative Class	6,964	22,253

Issued as reinvestment of distributions
Institutional Class	24	20
Administrative Class	5,676	5,131

Cost of shares redeemed
Institutional Class	(195)	(193)
Administrative Class	(13,891)	(30,560)
Net (decrease) resulting from Portfolio share transactions	(1,161)	(2,897)

Total Decrease in Net Assets	(2,616)	(1,583)

Net Assets:

Beginning of period	92,433	94,016
End of period*	$89,817	$92,433

*Including undistributed net investment income of:	$70	$758

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Long-Term U.S. Government Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 5.9%
Banking & Finance 4.9%
Allstate Life Global Funding Trusts
4.260% due 01/25/2008 (a)	$200	$200
Financing Corp.
10.700% due 10/06/2017	650	981
Overseas Private Investment Corp.
3.800% due 08/15/2007	1,000	1,061
4.736% due 03/15/2022	400	389
5.140% due 08/15/2007	830	811
Pricoa Global Funding I
4.280% due 01/25/2008 (a)	200	200
U.S. Trade Funding Corp.
4.260% due 11/15/2014	786	770

		4,412

Industrials 1.0%
Wal-Mart Stores, Inc.
5.250% due 09/01/2035	900	877

Total Corporate Bonds & Notes (Cost $5,313)		5,289

MUNICIPAL BONDS & NOTES 1.5%

Chicago, Illinois Motor Fuel Tax Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 01/01/2033	200	207

Dawson Ridge, Colorado Metropolitan District No. 1 General Obligation Bonds, Series 1992
0.000% due 10/01/2022	800	366

Detroit, Michigan School District General Obligation Bonds, (FGID Q-SBLF Insured), Series 2003
5.000% due 05/01/2033	100	103

Irving, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2003
5.000% due 02/15/2031	200	207

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2002
5.125% due 06/15/2034	200	209

San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	250	257

Total Municipal Bonds & Notes (Cost $1,282)		1,349

U.S. GOVERNMENT AGENCIES 44.2%

Fannie Mae
2.125% due 02/10/2006	1,000	997
4.204% due 04/26/2035 (a)	47	47
4.459% due 07/25/2035 (a)	900	901
4.500% due 10/25/2034 - 01/12/2036 (d)	2,529	2,316
4.856% due 08/25/2021 (a)	30	30
5.000% due 11/01/2019 - 09/01/2020 (d)	591	585
5.006% due 08/25/2022 (a)	18	18
5.279% due 04/25/2032 (a)	41	43
5.306% due 04/25/2021 (a)	27	27
6.080% due 09/01/2028	64	73
6.625% due 11/15/2030	1,000	1,237
Federal Home Loan Bank
2.875% due 05/22/2006	1,900	1,888
3.875% due 10/23/2006	2,000	1,987
4.000% due 07/14/2008	1,000	981
5.120% due 01/10/2013	5,000	4,937
6.000% due 02/12/2021	50	55
6.125% due 06/08/2018	80	89

Federal Housing Administration
6.896% due 07/01/2020	$501	$502
Freddie Mac
3.750% due 11/15/2006	2,000	1,984
4.500% due 05/15/2025	400	371
4.750% due 11/17/2015	12,000	11,933
5.000% due 09/15/2035	1,000	926
5.075% due 02/15/2027 (a)	24	24
5.375% due 02/15/2021 (a)	33	33
5.500% due 08/15/2030 - 06/15/2034 (d)	1,005	997
5.625% due 11/23/2035	900	911
7.000% due 07/15/2023 - 12/01/2031 (d)	105	110
Government National Mortgage Association
5.000% due 04/20/2034 - 08/16/2034 (d)	4,127	3,625
6.000% due 08/20/2033	1,150	1,177
Small Business Administration
5.240% due 08/01/2023	903	914

Total U.S. Government Agencies (Cost $39,274)		39,718

U.S. TREASURY OBLIGATIONS 54.7%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (f)	189	190
2.375% due 01/15/2025	1,162	1,222
U.S. Treasury Bonds
8.125% due 08/15/2019	5,900	8,006
7.875% due 02/15/2021	7,200	9,746
8.125% due 05/15/2021	5,900	8,170
8.000% due 11/15/2021	7,200	9,922
6.250% due 08/15/2023	300	358
5.500% due 08/15/2028	1,300	1,462
5.250% due 11/15/2028	6,500	7,092
U.S. Treasury Strip
0.000% due 02/15/2019 (b)	5,400	2,970

Total U.S. Treasury Obligations (Cost $49,069)		49,138

MORTGAGE-BACKED SECURITIES 15.5%

Bear Stearns Adjustable Rate Mortgage Trust
5.070% due 03/25/2033 (a)	649	644
5.334% due 03/25/2033 (a)	214	213
4.819% due 01/25/2034 (a)	109	108
4.659% due 02/25/2034 (a)	68	68
4.750% due 10/25/2035 (a)	500	491
4.750% due 11/25/2035 (a)	480	475
Commercial Mortgage Pass-Through Certificates
6.145% due 05/15/2032	21	21
Countrywide Alternative Loan Trust
5.500% due 10/25/2033	1,131	1,046
4.589% due 05/25/2035 (a)	418	413
Countrywide Home Loan Mortgage Pass-Through Trust
4.699% due 03/25/2035 (a)	690	692
4.719% due 06/25/2035 (a)	3,735	3,743
Countrywide Home Loans, Inc.
6.000% due 02/25/2033	9	9
CS First Boston Mortgage Securities Corp.
5.698% due 11/25/2032 (a)	55	56
4.929% due 04/25/2033 (a)	65	65
Federal Agricultural Mortgage Corp.
7.274% due 07/25/2011 (a)	162	163
First Republic Mortgage Loan Trust
4.719% due 11/15/2031 (a)	442	443
Harborview Mortgage Loan Trust
4.590% due 05/19/2035 (a)	353	352
Impac CMB Trust
5.249% due 09/25/2034 (a)	915	904

LB-UBS Commercial Mortgage Trust
5.401% due 03/15/2026	$56	$56
2.720% due 03/15/2027	657	636
MASTR Asset Securitization Trust
5.500% due 09/25/2033	476	470
Residential Accredit Loans, Inc.
4.779% due 01/25/2033 (a)	66	66
4.779% due 03/25/2033 (a)	136	136
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	122	123
Sequoia Mortgage Trust
4.710% due 06/20/2032 (a)	124	124
4.720% due 07/20/2033 (a)	650	652
Structured Asset Mortgage Investments, Inc.
4.700% due 09/19/2032 (a)	912	914
4.790% due 06/18/2033 (a)	233	234
Structured Asset Securities Corp.
4.879% due 07/25/2032 (a)	9	9
4.669% due 01/25/2033 (a)	22	22
Washington Mutual Mortgage Securities Corp.
5.759% due 02/25/2031 (a)	72	72
5.368% due 02/25/2033 (a)	45	45
5.383% due 02/25/2033 (a)	47	47
5.405% due 05/25/2033 (a)	81	80
Washington Mutual, Inc.
4.609% due 04/25/2045 (a)	360	359

Total Mortgage-Backed Securities (Cost $13,993)		13,951

ASSET-BACKED SECURITIES 5.0%

AAA Trust
4.479% due 04/25/2035 (a)	267	267
Accredited Mortgage Loan Trust
4.479% due 07/25/2035 (a)	36	36
ACE Securities Corp.
4.499% due 02/25/2035 (a)	15	15
Ameriquest Mortgage Securities, Inc.
4.789% due 03/25/2033 (a)	7	7
Bayview Financial Acquisition Trust
4.829% due 08/28/2034 (a)	316	317
Bear Stearns Asset-Backed Securities, Inc.
4.879% due 11/25/2042 (a)	289	290
Chase Funding Loan Acquisition Trust
4.709% due 01/25/2033 (a)	67	67
Chase Funding Mortgage Loan Asset-Backed Certificates
4.629% due 10/25/2031 (a)	42	42
First Franklin Mortgage Loan Trust Asset-Backed Certificates
4.619% due 11/25/2034 (a)	23	23
Home Equity Mortgage Trust
4.499% due 07/25/2035 (a)	777	778
Household Mortgage Loan Trust
4.670% due 05/20/2032 (a)	161	162
Los Angeles Arena Funding LLC
7.656% due 12/15/2026	89	97
Novastar Home Equity Loan
4.939% due 01/25/2031 (a)	5	5
Peco Energy Transition Trust
6.130% due 03/01/2009	1	1
Quest Trust
4.559% due 03/25/2035 (a)	117	117
Renaissance Home Equity Loan Trust
4.819% due 08/25/2033 (a)	25	25
4.879% due 12/25/2033 (a)	117	118
Residential Asset Mortgage Products, Inc.
4.479% due 11/25/2024 (a)	276	276
Residential Asset Securities Corp.
4.749% due 01/25/2033 (a)	201	202
SMS Student Loan Trust
4.599% due 10/27/2025 (a)	84	84

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Long-Term U.S. Government Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Specialty Underwriting & Residential Finance
4.719% due 01/25/2034 (a)	$45	$45
4.709% due 06/25/2034 (a)	42	42
Structured Asset Securities Corp.
4.509% due 12/25/2035 (a)	970	970
Union Acceptance Corp.
4.590% due 07/08/2008 (a)	67	67
Whole Auto Loan Trust
1.990% due 05/15/2007	38	38
3.040% due 04/15/2009	354	353

Total Asset-Backed Securities (Cost $4,442)		4,444

PURCHASED PUT OPTIONS 0.0%
	# of Contracts

90-Day Eurodollar September Futures (CME)
Strike @ $92.50 Exp. 09/18/2006	22	0
90-Day Eurodollar December Futures (CME)
Strike @ $92.00 Exp. 12/18/2006	60	1
Strike @ $91.75 Exp. 12/18/2006	46	0
U.S. Treasury 10-Year Note March Futures (CBOT)
Strike @ $98.00 Exp. 02/24/2006	10	0
U.S. Treasury 30-Year Bond March Futures (CBOT)
Strike @ $97.00 Exp. 02/24/2006	113	2

Total Purchased Put Options		3
(Cost $3)

Principal
Amount	Value
(000s)	(000s)

SHORT-TERM INSTRUMENTS 2.2%
Repurchase Agreement 1.5%
State Street Bank
3.900% due 01/03/2006	$1,318	$1,318

(Dated 12/30/2005. Collateralized by Fannie Mae 3.125% due 07/15/2006 valued at $1,348. Repurchase proceeds are $1,319.)

U.S. Treasury Bills 0.7%
3.831% due 03/02/2006-03/16/2006 (d)(f)	690	684

Total Short-Term Instruments		2,002
(Cost $2,003)

Total Investments (e) 129.0%		$115,894
(Cost $115,379)
Written Options (h) (0.1%)		(144)
(Premiums $170)
Other Assets and Liabilities (Net) (28.9%)		(25,933)

Net Assets 100.0%		$89,817

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal only security.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) As of December 31, 2005, portfolio securities with an aggregate market value of $2,528 were valued with reference to securities whose prices are more readily obtainable.

(f) Securities with an aggregate market value of $874 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar Futures	Long	12/2006	189	$52
U.S. Treasury 10-Year Note Futures	Long	03/2006	56	61
U.S. Treasury 30-Year Bond Futures	Long	03/2006	86	134
U.S. Treasury 5-Year Note Futures	Long	03/2006	6	2

				$249

(g) Swap agreements outstanding on December 31, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2016	$ 1,300	$ 17

(h) Written options outstanding on December 31, 2005:
Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME Eurodollar June Futures		$95.00	06/19/2006	33	$ 16	$ 6
Put - CME Eurodollar December Futures		95.00	12/18/2006	59	23	26

					$ 39	$ 32

Name of Issuer	Counterparty	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Bank of America	4.500%**	05/02/2008	$700	$ 14	$ 13
Put - OTC 7-Year Interest Rate Swap	Bank of America	5.500%*	05/02/2008	700	17	14
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.500%**	05/02/2008	1,500	33	28
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.500%*	05/02/2008	1,500	36	30
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.500%**	05/02/2008	700	14	13
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	5.500%*	05/02/2008	700	17	14

					$ 131	$ 112

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

10	Annual Report	December 31, 2005	See accompanying notes

Notes to Financial Statements

December 31, 2005

1. Organization

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

December 31, 2005	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2005

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of

12	Annual Report	December 31, 2005

counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates. Payments received for IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security each time payment is received until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are included in interest income on the Statement of Operations.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended December 31, 2005, each unaffiliated Trustee receives an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair receives an additional annual retainer of $500 and each Audit Committee Chair receives an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$494,118	$435,554	$15,914	$13,499

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2004	81	$ 0	$ 35
Sales	393	5,800	288
Closing Buys	(42)	0	(7)
Expirations	(316)	0	(143)
Exercised	(24)	0	(3)
Balance at 12/31/2005	92	$5,800	$ 170

14	Annual Report	December 31, 2005

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	23	$261	42	$452
Administrative Class	612	6,964	1,966	22,253

Issued as reinvestment of distributions
Institutional Class	2	24	2	20
Administrative Class	510	5,676	458	5,131

Cost of shares redeemed
Institutional Class	(17)	(195)	(17)	(193)
Administrative Class	(1,227)	(13,891)	(2,734)	(30,560)

Net decrease resulting from Portfolio share transactions	(97)	$(1,161)	(283)	$(2,897)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	96
Administrative Class	3	94

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral
$ 1,219	$967	$110	$(297)	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, and wash sales.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$115,812	$599	$(517)	$82

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$ 3,950	$1,750	$0
12/31/04	3,752	1,400	0

(4)	Includes short-term capital gains.

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

16	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Long-Term U.S. Government Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative share class, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	19

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

20	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	21

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

22	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

LONG-TERM U.S. GOVERNMENT PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, market risk, issuer risk, derivatives risk, mortgage risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

Lehman Brothers Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in such an unmanaged index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Long-Term U.S. Government Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

             Long-Term U.S. Government      Lehman Brothers
                      Portfolio            Long-Term Treasury
                 Institutional Class             Index
             -------------------------     ------------------
04/30/2000          $10,000                     $10,000
05/31/2000            9,957                       9,964
06/30/2000           10,207                      10,180
07/31/2000           10,414                      10,355
08/31/2000           10,668                      10,591
09/30/2000           10,552                      10,463
10/31/2000           10,765                      10,626
11/30/2000           11,097                      10,962
12/31/2000           11,429                      11,220
01/31/2001           11,485                      11,239
02/28/2001           11,708                      11,431
03/31/2001           11,657                      11,374
04/30/2001           11,320                      11,065
05/31/2001           11,346                      11,079
06/30/2001           11,443                      11,174
07/31/2001           11,908                      11,590
08/31/2001           12,192                      11,838
09/30/2001           12,328                      11,927
10/31/2001           12,935                      12,512
11/30/2001           12,346                      11,918
12/31/2001           12,118                      11,694
01/31/2002           12,311                      11,844
02/28/2002           12,532                      11,982
03/31/2002           12,016                      11,498
04/30/2002           12,509                      11,935
05/31/2002           12,572                      11,972
06/30/2002           12,779                      12,187
07/31/2002           13,164                      12,562
08/31/2002           13,690                      13,111
09/30/2002           14,173                      13,657
10/31/2002           13,741                      13,265
11/30/2002           13,674                      13,118
12/31/2002           14,272                      13,656
01/31/2003           14,197                      13,609
02/28/2003           14,618                      14,021
03/31/2003           14,437                      13,845
04/30/2003           14,609                      13,986
05/31/2003           15,400                      14,772
06/30/2003           15,178                      14,547
07/31/2003           13,905                      13,246
08/31/2003           14,128                      13,457
09/30/2003           14,941                      14,158
10/31/2003           14,569                      13,764
11/30/2003           14,655                      13,830
12/31/2003           14,850                      13,995
01/31/2004           15,086                      14,235
02/29/2004           15,433                      14,518
03/31/2004           15,703                      14,739
04/30/2004           14,807                      13,912
05/31/2004           14,708                      13,844
06/30/2004           14,837                      13,970
07/31/2004           15,128                      14,207
08/31/2004           15,706                      14,734
09/30/2004           15,798                      14,858
10/31/2004           16,019                      15,077
11/30/2004           15,620                      14,741
12/31/2004           15,998                      15,073
01/31/2005           16,324                      15,453
02/28/2005           16,078                      15,254
03/31/2005           15,980                      15,152
04/30/2005           16,503                      15,670
05/31/2005           16,925                      16,077
06/30/2005           17,145                      16,318
07/31/2005           16,653                      15,890
08/31/2005           17,175                      16,352
09/30/2005           16,633                      15,883
10/31/2005           16,318                      15,590
11/30/2005           16,422                      15,688
12/31/2005           16,783                      16,053

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	42.4%
U.S. Government Agencies	37.1%
Mortgage-Backed Securities	12.0%
Other	8.5%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (04/10/00)*
	Long-Term U.S. Government Portfolio Institutional Class	4.90%	7.99%	8.96%
- - - - - - -	Lehman Brothers Long-Term Treasury Index	6.50%	7.43%	8.42%
	All Portfolio returns are net of fees and expenses. * The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$978.90	$1,022.68
Expenses Paid During Period†	$2.49	$2.55

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Long-Term U.S. Government Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”).

•	For the twelve-month period ended December 31, 2005, the Portfolio’s Institutional Class shares underperformed the Lehman Brothers Long-Term Treasury Index, returning 4.90% versus 6.50% for the Index.

•	The Portfolio’s yield curve positioning hurt performance, as the Treasury yield curve continued to flatten, with the difference between two-year and 30-year Treasury yields narrowing to only 0.14% at year-end.

•	The Portfolio’s focus on the intermediate portion of the curve hurt relative returns and contributed to the Portfolio’s underperformance versus the Index.

•	Allocations to long-maturity corporates was negative for the Portfolio as corporate bonds lagged Treasuries of similar duration for the year and corporate spreads remained at historical lows.

•	Contributions to the Portfolio from real return and municipal bonds were mixed. Treasury Inflation-Protected Securities (“TIPS”) lagged versus nominal bonds during the fourth quarter amid declining inflation expectations. TIPS modestly outpaced like-duration nominals for the full year. Municipals, which usually outperform as rates rise, outpaced Treasuries for the year.

4	Annual Report	December 31, 2005

Financial Highlights

Long-Term U.S. Government Portfolio (Institutional Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003		12/31/2002		12/31/2001

Net asset value beginning of year	$11.19	$11.01	$11.09		$10.27		$10.56
Net investment income (a)	0.42	0.36	0.32		0.46		0.54
Net realized/unrealized gain on investments (a)	0.12	0.48	0.12		1.31		0.08
Total income from investment operations	0.54	0.84	0.44		1.77		0.62
Dividends from net investment income	(0.42)	(0.36)	(0.35)		(0.46)		(0.54)
Distributions from net realized capital gains	(0.31)	(0.30)	(0.17)		(0.49)		(0.37)
Total distributions	(0.73)	(0.66)	(0.52)		(0.95)		(0.91)
Net asset value end of year	$11.00	$11.19	$11.01		$11.09		$10.27
Total return	4.90%	7.73%	4.05%		17.77%		6.03%
Net assets end of year (000s)	$391	$311	$13		$13		$11
Ratio of net expenses to average net assets	0.50%	0.50%	0.51	%(c)	0.50	%(b)	0.50%
Ratio of net investment income to average net assets	3.75%	3.22%	2.85%		4.22%		5.05%
Portfolio turnover rate	533%	237%	619%		586%		457%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Long-Term U.S. Government Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$115,894
Cash	393
Receivable for investments sold on delayed-delivery basis	10,993
Receivable for Portfolio shares sold	17
Interest and dividends receivable	1,374
Unrealized appreciation on swap agreements	17
128,688

Liabilities:

Payable for investments purchased	$1,870
Payable for investments purchased on delayed-delivery basis	36,717
Written options outstanding	144
Payable for Portfolio shares redeemed	23
Accrued investment advisory fee	18
Accrued administration fee	20
Accrued servicing fee	21
Variation margin payable	38
Swap premiums received	13
Other liabilities	7
38,871

Net Assets	$89,817

Net Assets Consist of:

Paid in capital	$87,818
Undistributed net investment income	70
Accumulated undistributed net realized gain	1,130
Net unrealized appreciation	799
$89,817

Net Assets:

Institutional Class	$391
Administrative Class	89,426

Shares Issued and Outstanding:

Institutional Class	36
Administrative Class	8,125

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$11.00
Administrative Class	11.00

Cost of Investments Owned	$115,379
Premiums Received on Written Options	$170

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Long-Term U.S. Government Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$3,800
Miscellaneous income	2
Total Income	3,802

Expenses:

Investment advisory fees	222
Administration fees	228
Servicing fees - Administrative Class	136
Trustees’ fees	2
Total Expenses	588

Net Investment Income	3,214

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	499
Net realized gain on futures contracts, options and swaps	1,993
Net change in unrealized (depreciation) on investments	(1,110)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(351)
Net Gain	1,031

Net Increase in Net Assets Resulting from Operations	$4,245

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Long-Term U.S. Government Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$3,214	$2,632
Net realized gain	2,492	3,294
Net change in unrealized appreciation (depreciation)	(1,461)	540
Net increase resulting from operations	4,245	6,466

Distributions to Shareholders:

From net investment income
Institutional Class	(13)	(9)
Administrative Class	(3,237)	(2,743)

From net realized capital gains
Institutional Class	(11)	(12)
Administrative Class	(2,439)	(2,388)

Total Distributions	(5,700)	(5,152)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	261	452
Administrative Class	6,964	22,253

Issued as reinvestment of distributions
Institutional Class	24	20
Administrative Class	5,676	5,131

Cost of shares redeemed
Institutional Class	(195)	(193)
Administrative Class	(13,891)	(30,560)
Net (decrease) resulting from Portfolio share transactions	(1,161)	(2,897)

Total Decrease in Net Assets	(2,616)	(1,583)

Net Assets:

Beginning of period	92,433	94,016
End of period*	$89,817	$92,433

*Including undistributed net investment income of:	$70	$758

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Long-Term U.S. Government Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 5.9%
Banking & Finance 4.9%
Allstate Life Global Funding Trusts
4.260% due 01/25/2008 (a)	$200	$200
Financing Corp.
10.700% due 10/06/2017	650	981
Overseas Private Investment Corp.
3.800% due 08/15/2007	1,000	1,061
4.736% due 03/15/2022	400	389
5.140% due 08/15/2007	830	811
Pricoa Global Funding I
4.280% due 01/25/2008 (a)	200	200
U.S. Trade Funding Corp.
4.260% due 11/15/2014	786	770

		4,412

Industrials 1.0%
Wal-Mart Stores, Inc.
5.250% due 09/01/2035	900	877

Total Corporate Bonds & Notes (Cost $5,313)		5,289

MUNICIPAL BONDS & NOTES 1.5%

Chicago, Illinois Motor Fuel Tax Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 01/01/2033	200	207

Dawson Ridge, Colorado Metropolitan District No. 1 General Obligation Bonds, Series 1992
0.000% due 10/01/2022	800	366

Detroit, Michigan School District General Obligation Bonds, (FGID Q-SBLF Insured), Series 2003
5.000% due 05/01/2033	100	103

Irving, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2003
5.000% due 02/15/2031	200	207

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2002
5.125% due 06/15/2034	200	209

San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	250	257

Total Municipal Bonds & Notes (Cost $1,282)		1,349

U.S. GOVERNMENT AGENCIES 44.2%

Fannie Mae
2.125% due 02/10/2006	1,000	997
4.204% due 04/26/2035 (a)	47	47
4.459% due 07/25/2035 (a)	900	901
4.500% due 10/25/2034 - 01/12/2036 (d)	2,529	2,316
4.856% due 08/25/2021 (a)	30	30
5.000% due 11/01/2019 - 09/01/2020 (d)	591	585
5.006% due 08/25/2022 (a)	18	18
5.279% due 04/25/2032 (a)	41	43
5.306% due 04/25/2021 (a)	27	27
6.080% due 09/01/2028	64	73
6.625% due 11/15/2030	1,000	1,237
Federal Home Loan Bank
2.875% due 05/22/2006	1,900	1,888
3.875% due 10/23/2006	2,000	1,987
4.000% due 07/14/2008	1,000	981
5.120% due 01/10/2013	5,000	4,937
6.000% due 02/12/2021	50	55
6.125% due 06/08/2018	80	89

Federal Housing Administration
6.896% due 07/01/2020	$501	$502
Freddie Mac
3.750% due 11/15/2006	2,000	1,984
4.500% due 05/15/2025	400	371
4.750% due 11/17/2015	12,000	11,933
5.000% due 09/15/2035	1,000	926
5.075% due 02/15/2027 (a)	24	24
5.375% due 02/15/2021 (a)	33	33
5.500% due 08/15/2030 - 06/15/2034 (d)	1,005	997
5.625% due 11/23/2035	900	911
7.000% due 07/15/2023 - 12/01/2031 (d)	105	110
Government National Mortgage Association
5.000% due 04/20/2034 - 08/16/2034 (d)	4,127	3,625
6.000% due 08/20/2033	1,150	1,177
Small Business Administration
5.240% due 08/01/2023	903	914

Total U.S. Government Agencies (Cost $39,274)		39,718

U.S. TREASURY OBLIGATIONS 54.7%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (f)	189	190
2.375% due 01/15/2025	1,162	1,222
U.S. Treasury Bonds
8.125% due 08/15/2019	5,900	8,006
7.875% due 02/15/2021	7,200	9,746
8.125% due 05/15/2021	5,900	8,170
8.000% due 11/15/2021	7,200	9,922
6.250% due 08/15/2023	300	358
5.500% due 08/15/2028	1,300	1,462
5.250% due 11/15/2028	6,500	7,092
U.S. Treasury Strip
0.000% due 02/15/2019 (b)	5,400	2,970

Total U.S. Treasury Obligations (Cost $49,069)		49,138

MORTGAGE-BACKED SECURITIES 15.5%

Bear Stearns Adjustable Rate Mortgage Trust
5.070% due 03/25/2033 (a)	649	644
5.334% due 03/25/2033 (a)	214	213
4.819% due 01/25/2034 (a)	109	108
4.659% due 02/25/2034 (a)	68	68
4.750% due 10/25/2035 (a)	500	491
4.750% due 11/25/2035 (a)	480	475
Commercial Mortgage Pass-Through Certificates
6.145% due 05/15/2032	21	21
Countrywide Alternative Loan Trust
5.500% due 10/25/2033	1,131	1,046
4.589% due 05/25/2035 (a)	418	413
Countrywide Home Loan Mortgage Pass-Through Trust
4.699% due 03/25/2035 (a)	690	692
4.719% due 06/25/2035 (a)	3,735	3,743
Countrywide Home Loans, Inc.
6.000% due 02/25/2033	9	9
CS First Boston Mortgage Securities Corp.
5.698% due 11/25/2032 (a)	55	56
4.929% due 04/25/2033 (a)	65	65
Federal Agricultural Mortgage Corp.
7.274% due 07/25/2011 (a)	162	163
First Republic Mortgage Loan Trust
4.719% due 11/15/2031 (a)	442	443
Harborview Mortgage Loan Trust
4.590% due 05/19/2035 (a)	353	352
Impac CMB Trust
5.249% due 09/25/2034 (a)	915	904

LB-UBS Commercial Mortgage Trust
5.401% due 03/15/2026	$56	$56
2.720% due 03/15/2027	657	636
MASTR Asset Securitization Trust
5.500% due 09/25/2033	476	470
Residential Accredit Loans, Inc.
4.779% due 01/25/2033 (a)	66	66
4.779% due 03/25/2033 (a)	136	136
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	122	123
Sequoia Mortgage Trust
4.710% due 06/20/2032 (a)	124	124
4.720% due 07/20/2033 (a)	650	652
Structured Asset Mortgage Investments, Inc.
4.700% due 09/19/2032 (a)	912	914
4.790% due 06/18/2033 (a)	233	234
Structured Asset Securities Corp.
4.879% due 07/25/2032 (a)	9	9
4.669% due 01/25/2033 (a)	22	22
Washington Mutual Mortgage Securities Corp.
5.759% due 02/25/2031 (a)	72	72
5.368% due 02/25/2033 (a)	45	45
5.383% due 02/25/2033 (a)	47	47
5.405% due 05/25/2033 (a)	81	80
Washington Mutual, Inc.
4.609% due 04/25/2045 (a)	360	359

Total Mortgage-Backed Securities (Cost $13,993)		13,951

ASSET-BACKED SECURITIES 5.0%

AAA Trust
4.479% due 04/25/2035 (a)	267	267
Accredited Mortgage Loan Trust
4.479% due 07/25/2035 (a)	36	36
ACE Securities Corp.
4.499% due 02/25/2035 (a)	15	15
Ameriquest Mortgage Securities, Inc.
4.789% due 03/25/2033 (a)	7	7
Bayview Financial Acquisition Trust
4.829% due 08/28/2034 (a)	316	317
Bear Stearns Asset-Backed Securities, Inc.
4.879% due 11/25/2042 (a)	289	290
Chase Funding Loan Acquisition Trust
4.709% due 01/25/2033 (a)	67	67
Chase Funding Mortgage Loan Asset-Backed Certificates
4.629% due 10/25/2031 (a)	42	42
First Franklin Mortgage Loan Trust Asset-Backed Certificates
4.619% due 11/25/2034 (a)	23	23
Home Equity Mortgage Trust
4.499% due 07/25/2035 (a)	777	778
Household Mortgage Loan Trust
4.670% due 05/20/2032 (a)	161	162
Los Angeles Arena Funding LLC
7.656% due 12/15/2026	89	97
Novastar Home Equity Loan
4.939% due 01/25/2031 (a)	5	5
Peco Energy Transition Trust
6.130% due 03/01/2009	1	1
Quest Trust
4.559% due 03/25/2035 (a)	117	117
Renaissance Home Equity Loan Trust
4.819% due 08/25/2033 (a)	25	25
4.879% due 12/25/2033 (a)	117	118
Residential Asset Mortgage Products, Inc.
4.479% due 11/25/2024 (a)	276	276
Residential Asset Securities Corp.
4.749% due 01/25/2033 (a)	201	202
SMS Student Loan Trust
4.599% due 10/27/2025 (a)	84	84

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Long-Term U.S. Government Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Specialty Underwriting & Residential Finance
4.719% due 01/25/2034 (a)	$45	$45
4.709% due 06/25/2034 (a)	42	42
Structured Asset Securities Corp.
4.509% due 12/25/2035 (a)	970	970
Union Acceptance Corp.
4.590% due 07/08/2008 (a)	67	67
Whole Auto Loan Trust
1.990% due 05/15/2007	38	38
3.040% due 04/15/2009	354	353

Total Asset-Backed Securities (Cost $4,442)		4,444

PURCHASED PUT OPTIONS 0.0%
	# of Contracts

90-Day Eurodollar September Futures (CME)
Strike @ $92.50 Exp. 09/18/2006	22	0
90-Day Eurodollar December Futures (CME)
Strike @ $92.00 Exp. 12/18/2006	60	1
Strike @ $91.75 Exp. 12/18/2006	46	0
U.S. Treasury 10-Year Note March Futures (CBOT)
Strike @ $98.00 Exp. 02/24/2006	10	0
U.S. Treasury 30-Year Bond March Futures (CBOT)
Strike @ $97.00 Exp. 02/24/2006	113	2

Total Purchased Put Options		3
(Cost $3)

Principal
Amount	Value
(000s)	(000s)

SHORT-TERM INSTRUMENTS 2.2%
Repurchase Agreement 1.5%
State Street Bank
3.900% due 01/03/2006	$1,318	$1,318

(Dated 12/30/2005. Collateralized by Fannie Mae 3.125% due 07/15/2006 valued at $1,348. Repurchase proceeds are $1,319.)
U.S. Treasury Bills 0.7%
3.831% due 03/02/2006-03/16/2006 (d)(f)	690	684

Total Short-Term Instruments		2,002
(Cost $2,003)

Total Investments (e) 129.0%		$115,894
(Cost $115,379)
Written Options (h) (0.1%)		(144)
(Premiums $170)
Other Assets and Liabilities (Net) (28.9%)		(25,933)

Net Assets 100.0%		$89,817

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal only security.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) As of December 31, 2005, portfolio securities with an aggregate market value of $2,528 were valued with reference to securities whose prices are more readily obtainable.

(f) Securities with an aggregate market value of $874 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar Futures	Long	12/2006	189	$52
U.S. Treasury 10-Year Note Futures	Long	03/2006	56	61
U.S. Treasury 30-Year Bond Futures	Long	03/2006	86	134
U.S. Treasury 5-Year Note Futures	Long	03/2006	6	2

				$249

(g) Swap agreements outstanding on December 31, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2016	$ 1,300	$ 17

(h) Written options outstanding on December 31, 2005:
Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium	Value
Put - CME Eurodollar June Futures		$95.00	06/19/2006	33	$ 16	$ 6
Put - CME Eurodollar December Futures		95.00	12/18/2006	59	23	26

					$ 39	$ 32

Name of Issuer	Counterparty	Exercise Rate	Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Bank of America	4.500%**	05/02/2008	$700	$ 14	$ 13
Put - OTC 7-Year Interest Rate Swap	Bank of America	5.500%*	05/02/2008	700	17	14
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.500%**	05/02/2008	1,500	33	28
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.500%*	05/02/2008	1,500	36	30
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.500%**	05/02/2008	700	14	13
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	5.500%*	05/02/2008	700	17	14

					$ 131	$ 112

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

10	Annual Report	December 31, 2005	See accompanying notes

Notes to Financial Statements

December 31, 2005

1. Organization

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

December 31, 2005	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2005

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of

12	Annual Report	December 31, 2005

counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates. Payments received for IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security each time payment is received until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are included in interest income on the Statement of Operations.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended December 31, 2005, each unaffiliated Trustee receives an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair receives an additional annual retainer of $500 and each Audit Committee Chair receives an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$494,118	$435,554	$15,914	$13,499

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2004	81	$ 0	$ 35
Sales	393	5,800	288
Closing Buys	(42)	0	(7)
Expirations	(316)	0	(143)
Exercised	(24)	0	(3)
Balance at 12/31/2005	92	$5,800	$ 170

14	Annual Report	December 31, 2005

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	23	$261	42	$452
Administrative Class	612	6,964	1,966	22,253

Issued as reinvestment of distributions
Institutional Class	2	24	2	20
Administrative Class	510	5,676	458	5,131

Cost of shares redeemed
Institutional Class	(17)	(195)	(17)	(193)
Administrative Class	(1,227)	(13,891)	(2,734)	(30,560)

Net decrease resulting from Portfolio share transactions	(97)	$(1,161)	(283)	$(2,897)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	96
Administrative Class	3	94

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral
$ 1,219	$967	$110	$(297)	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, and wash sales.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(3)
$115,812	$599	$(517)	$82

(3)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(4)	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$ 3,950	$1,750	$0
12/31/04	3,752	1,400	0

(4)	Includes short-term capital gains.

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

16	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Long-Term U.S. Government Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Long-Term U.S. Government Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional share class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	19

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

20	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	21

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

22	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

LOW DURATION PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, currency risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of the direct Sovereign debt of the US Government having a maturity of at least 1 year and less than 3 years. It is not possible to invest directly in the index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Low Duration Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                   Low Duration Portfolio      Merrill Lynch 1-3 Year
                    Administrative Class        U.S. Treasury Index
                   ----------------------      ----------------------
  02/28/1999               $10,000                    $10,000
  03/31/1999                10,082                     10,070
  04/30/1999                10,151                     10,102
  05/31/1999                10,116                     10,095
  06/30/1999                10,164                     10,127
  07/31/1999                10,165                     10,159
  08/31/1999                10,162                     10,188
  09/30/1999                10,243                     10,255
  10/31/1999                10,293                     10,282
  11/30/1999                10,303                     10,301
  12/31/1999                10,292                     10,316
  01/31/2000                10,290                     10,312
  02/29/2000                10,308                     10,381
  03/31/2000                10,386                     10,445
  04/30/2000                10,406                     10,472
  05/31/2000                10,432                     10,516
  06/30/2000                10,584                     10,625
  07/31/2000                10,646                     10,692
  08/31/2000                10,727                     10,771
  09/30/2000                10,806                     10,848
  10/31/2000                10,859                     10,906
  11/30/2000                10,971                     11,009
  12/31/2000                11,054                     11,141
  01/31/2001                11,234                     11,280
  02/28/2001                11,251                     11,354
  03/31/2001                11,314                     11,448
  04/30/2001                11,395                     11,479
  05/31/2001                11,488                     11,544
  06/30/2001                11,464                     11,583
  07/31/2001                11,681                     11,713
  08/31/2001                11,754                     11,780
  09/30/2001                11,949                     11,974
  10/31/2001                12,055                     12,087
  11/30/2001                11,947                     12,061
  12/31/2001                11,896                     12,065
  01/31/2002                12,008                     12,090
  02/28/2002                12,101                     12,148
  03/31/2002                12,043                     12,066
  04/30/2002                12,153                     12,201
  05/31/2002                12,218                     12,250
  06/30/2002                12,294                     12,353
  07/31/2002                12,355                     12,503
  08/31/2002                12,464                     12,546
  09/30/2002                12,530                     12,650
  10/31/2002                12,587                     12,679
  11/30/2002                12,625                     12,641
  12/31/2002                12,735                     12,759
  01/31/2003                12,777                     12,758
  02/28/2003                12,876                     12,811
  03/31/2003                12,889                     12,835
  04/30/2003                12,941                     12,859
  05/31/2003                13,027                     12,907
  06/30/2003                13,043                     12,927
  07/31/2003                12,883                     12,856
  08/31/2003                12,914                     12,865
  09/30/2003                13,031                     12,982
  10/31/2003                12,982                     12,934
  11/30/2003                12,981                     12,927
  12/31/2003                13,033                     13,002
  01/31/2004                13,068                     13,028
  02/29/2004                13,128                     13,091
  03/31/2004                13,164                     13,131
  04/30/2004                13,074                     13,005
  05/31/2004                13,059                     12,993
  06/30/2004                13,084                     12,992
  07/31/2004                13,122                     13,039
  08/31/2004                13,237                     13,129
  09/30/2004                13,226                     13,117
  10/31/2004                13,280                     13,157
  11/30/2004                13,247                     13,092
  12/31/2004                13,274                     13,120
  01/31/2005                13,257                     13,115
  02/28/2005                13,226                     13,085
  03/31/2005                13,212                     13,086
  04/30/2005                13,290                     13,159
  05/31/2005                13,330                     13,209
  06/30/2005                13,348                     13,235
  07/31/2005                13,313                     13,197
  08/31/2005                13,399                     13,279
  09/30/2005                13,346                     13,246
  10/31/2005                13,316                     13,245
  11/30/2005                13,355                     13,287
  12/31/2005                13,408                     13,338

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

Short-Term Instruments	45.9%
U.S. Government Agencies	25.2%
Asset-Backed Securities	13.3%
Mortgage-Backed Securities	10.7%
Corporate Bonds & Notes	4.1%
Other	0.8%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (02/16/99)*
	Low Duration Portfolio Administrative Class	1.01%	3.94%	4.31%
- - - - - - -	Merrill Lynch 1-3 Year Treasury Index	1.67%	3.67%	4.30%
	All Portfolio returns are net of fees and expenses. * The Portfolio began operations on 02/16/99. Index comparisons began on 02/28/99.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,004.60	$1,021.93
Expenses Paid During Period†	$3.28	$3.31

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Low Duration Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income securities of varying maturities.

•	The Portfolio’s Administrative Class shares returned 1.01% for the twelve-month period ended December 31, 2005, underperforming the Merrill Lynch 1-3 Year Treasury Index.

•	Tactical duration positioning during the period did not have a significant effect on performance. While below-index duration for most of the period protected the Portfolio from rising interest rates, extending duration during the fourth quarter detracted from returns as yields moved higher.

•	The Portfolio’s emphasis at the shorter end of the yield curve detracted from returns as rates on short maturities rose significantly during the year. However, this effect was offset by exposure to short-term rates via Eurodollar futures.

•	A mortgage emphasis detracted from returns as this sector underperformed Treasuries on a like-duration basis.

•	Corporate bonds were slightly positive as this sector benefited from a strengthening economy and investors’ search for extra yield.

•	A tactical allocation to real return bonds earlier in the year added value as Treasury Inflation-Protected Securities (“TIPS”) outperformed nominal Treasuries.

•	Exposure to high-quality emerging markets was positive for performance. Emerging markets bonds benefited from continued improvement in credit fundamentals and investors’ demand for higher yielding securities.

•	Tactical exposure to Eurozone issues and focus on shorter maturity U.K. securities later in the year helped returns. These positions outperformed Treasuries amid slower growth and more muted inflation in those economies.

4	Annual Report	December 31, 2005

Financial Highlights

Low Duration Portfolio (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003	12/31/2002		12/31/2001

Net asset value beginning of year	$10.30	$10.27	$10.23	$9.95		$9.82
Net investment income (a)	0.29	0.13	0.13	0.34		0.52
Net realized/unrealized gain on investments (a)	(0.18)	0.06	0.11	0.35		0.21
Total income from investment operations	0.11	0.19	0.24	0.69		0.73
Dividends from net investment income	(0.29)	(0.13)	(0.19)	(0.35)		(0.54)
Distributions from net realized capital gains	(0.03)	(0.03)	(0.01)	(0.06)		(0.06)
Total distributions	(0.32)	(0.16)	(0.20)	(0.41)		(0.60)
Net asset value end of year	$10.09	$10.30	$10.27	$10.23		$9.95
Total return	1.01%	1.85%	2.34%	7.05%		7.61%
Net assets end of year (000s)	$458,677	$281,711	$115,419	$19,495		$5,175
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.66	%(b)(c)	0.69	%(b)(d)
Ratio of net investment income to average net assets	2.83%	1.24%	1.30%	3.39%		5.19%
Portfolio turnover rate	184%	483%	284%	339%		661%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.67%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.70%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Low Duration Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$515,128
Foreign currency, at value	9
Unrealized appreciation on forward foreign currency contracts	29
Receivable for Portfolio shares sold	989
Interest and dividends receivable	835
Swap premiums paid	5
Unrealized appreciation on swap agreements	22
517,017

Liabilities:

Payable for investments purchased	$38,372
Unrealized depreciation on forward foreign currency contracts	641
Overdraft due to Custodian	91
Written options outstanding	751
Payable for Portfolio shares redeemed	43
Accrued investment advisory fee	105
Accrued administration fee	105
Accrued servicing fee	55
Variation margin payable	57
Unrealized depreciation on swap agreements	28
40,248

Net Assets	$476,769

Net Assets Consist of:

Paid in capital	$484,037
Undistributed net investment income	781
Accumulated undistributed net realized (loss)	(6,057)
Net unrealized (depreciation)	(1,992)
$476,769

Net Assets:

Institutional Class	$18,092
Administrative Class	458,677

Shares Issued and Outstanding:

Institutional Class	1,793
Administrative Class	45,452

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.09
Administrative Class	10.09

Cost of Investments Owned	$516,640
Cost of Foreign Currency Held	$9
Premiums Received on Written Options	$868

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Low Duration Portfolio

Amounts in thousands
Year Ended December 31, 2005

Investment Income:

Interest	$13,023
Dividends	50
Miscellaneous income	4
Total Income	13,077

Expenses:

Investment advisory fees	941
Administration fees	941
Servicing fees - Administrative Class	539
Trustees’ fees	8
Total Expenses	2,429

Net Investment Income	10,648

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(1,027)
Net realized (loss) on futures contracts, options and swaps	(4,211)
Net realized gain on foreign currency transactions	1,620
Net change in unrealized (depreciation) on investments	(2,952)
Net change in unrealized appreciation on futures contracts, options and swaps	696
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(342)
Net (Loss)	(6,216)

Net Increase in Net Assets Resulting from Operations	$4,432

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Low Duration Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$10,648	$2,647
Net realized gain (loss)	(3,618)	845
Net change in unrealized appreciation (depreciation)	(2,598)	265
Net increase resulting from operations	4,432	3,757

Distributions to Shareholders:

From net investment income
Institutional Class	(513)	(108)
Administrative Class	(10,349)	(2,695)

From net realized capital gains
Institutional Class	(48)	(37)
Administrative Class	(1,196)	(863)

Total Distributions	(12,106)	(3,703)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	10,460	12,697
Administrative Class	239,555	236,887

Issued as reinvestment of distributions
Institutional Class	561	145
Administrative Class	11,545	3,557

Cost of shares redeemed
Institutional Class	(4,836)	(603)
Administrative Class	(66,805)	(74,204)
Net increase resulting from Portfolio share transactions	190,480	178,479

Total Increase in Net Assets	182,806	178,533

Net Assets:

Beginning of period	293,963	115,430
End of period*	$476,769	$293,963

*Including undistributed (overdistributed) net investment income of:	$781	$(190)

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Low Duration Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 4.4%
Banking & Finance 3.9%
American Express Credit Corp.
4.360% due 06/12/2007 (a)	$1,000	$1,000
American General Finance Corp.
4.544% due 03/23/2007 (a)	200	200
Citigroup Global Markets Holdings, Inc.
4.200% due 12/20/2007	4,100	4,053
Citigroup, Inc.
4.559% due 12/26/2008 (a)	200	200
Ford Motor Credit Co.
6.875% due 02/01/2006	100	100
5.290% due 11/16/2006 (a)	300	291
7.750% due 02/15/2007	400	386
5.450% due 03/21/2007 (a)	2,000	1,906
7.200% due 06/15/2007	100	95
General Motors Acceptance Corp.
5.070% due 04/13/2006 (a)	2,300	2,268
Goldman Sachs Group, Inc.
4.591% due 12/22/2008 (a)	1,300	1,301
4.524% due 07/23/2009 (a)	1,300	1,308
HSBC Finance Corp.
4.621% due 09/15/2008 (a)	500	501
John Deere Capital Corp.
4.599% due 06/28/2006 (a)	300	300
Lehman Brothers Holdings, Inc.
4.710% due 12/23/2010 (a)	900	901
Prudential Financial, Inc.
4.104% due 11/15/2006 (a)	400	398
Royal Bank of Scotland Group PLC
4.500% due 12/21/2007 (a)	1,200	1,200
Santander U.S. Debt S.A.
4.510% due 09/21/2007 (a)	2,000	2,002

		18,410

Industrials 0.3%
Altria Group, Inc.
7.650% due 07/01/2008	200	212
AOL Time Warner, Inc.
6.125% due 04/15/2006	250	251
Clear Channel Communications, Inc.
6.000% due 11/01/2006	250	252
DaimlerChrysler N.A. Holding Corp.
7.250% due 01/18/2006	100	100
4.990% due 05/24/2006 (a)	100	100
Harrah’s Operating Co., Inc.
7.500% due 01/15/2009	200	212
International Paper Co.
7.625% due 01/15/2007	250	255

		1,382

Utilities 0.2%
BellSouth Corp.
4.258% due 04/26/2021 (a)	700	699
Entergy Mississippi, Inc.
4.350% due 04/01/2008	100	98
France Telecom S.A.
7.200% due 03/01/2006	100	100
Progress Energy, Inc.
6.750% due 03/01/2006	250	251

		1,148

Total Corporate Bonds & Notes (Cost $21,138)		20,940

U.S. GOVERNMENT AGENCIES 27.2%

Fannie Mae
1.499% due 11/01/2035 (a)	797	797
3.500% due 03/25/2009	331	330
3.716% due 07/01/2034 (a)	483	477
4.204% due 04/26/2035 (a)	199	199
4.363% due 07/01/2042 (a)	961	969
4.376% due 09/22/2006 (a)	1,300	1,300
4.402% due 03/01/2035 (a)	493	490

4.413% due 09/01/2041 (a)	$1,033	$1,047
4.429% due 09/25/2035 (a)	1,752	1,753
4.499% due 03/25/2034 (a)	383	383
4.503% due 05/01/2035 (a)	1,137	1,121
4.526% due 05/01/2035 (a)	1,158	1,147
4.563% due 09/01/2040 (a)	23	23
4.577% due 09/01/2035 (a)	1,873	1,862
4.599% due 11/01/2035 (a)	2,166	2,153
4.655% due 08/01/2035 (a)	4,167	4,116
4.683% due 07/01/2035 (a)	728	722
4.729% due 09/25/2042-03/25/2044 (a)(c)	2,389	2,397
4.779% due 05/25/2031-11/25/2032 (a)(c)	1,897	1,904
5.000% due 03/01/2018-04/25/2033 (c)	70,373	69,643
5.275% due 12/01/2036 (a)	112	112
5.393% due 09/01/2034 (a)	111	112
5.500% due 12/01/2009-01/12/2036 (c)	27,123	27,177
6.000% due 08/01/2016-03/01/2033 (c)	168	173
6.500% due 01/01/2033	34	35
Federal Home Loan Bank
5.500% due 04/17/2006	1,000	1,002
Federal Housing Administration
6.390% due 10/01/2020	31	31
Freddie Mac
4.363% due 02/25/2045 (a)	1,943	1,956
4.509% due 08/25/2031 (a)	792	796
4.619% due 07/15/2016 (a)	225	226
4.719% due 12/15/2030 (a)	734	737
4.769% due 06/15/2018 (a)	266	266
4.926% due 07/01/2035 (a)	1,202	1,194
5.000% due 10/01/2018-07/15/2024 (c)	2,261	2,257
5.500% due 08/15/2030	22	21
6.000% due 09/01/2016-02/01/2033 (c)	147	149
6.500% due 07/25/2043	249	255
Government National Mortgage Association
4.000% due 07/16/2027	482	477

Total U.S. Government Agencies (Cost $130,779)		129,809

MORTGAGE-BACKED SECURITIES 11.5%

American Home Mortgage Investment Trust
4.290% due 10/25/2034 (a)	2,169	2,120
4.390% due 02/25/2045 (a)	915	896
Banc of America Funding Corp.
4.116% due 05/25/2035 (a)	9,272	9,176
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	142	145
5.475% due 10/20/2032 (a)	6	6
Bear Stearns Adjustable Rate Mortgage Trust
5.932% due 06/25/2032 (a)	15	15
5.348% due 01/25/2033 (a)	19	19
5.448% due 03/25/2033 (a)	59	58
5.070% due 04/25/2033 (a)	37	37
4.819% due 01/25/2034 (a)	182	180
4.750% due 11/25/2035 (a)	4,032	3,994
Bear Stearns Alt-A Trust
5.424% due 05/25/2035 (a)	1,406	1,410
Citigroup Mortgage Loan Trust, Inc.
4.900% due 12/25/2035 (a)	1,000	993
Countrywide Alternative Loan Trust
6.500% due 06/25/2033	36	37
6.000% due 10/25/2033	170	170
4.500% due 06/25/2035	4,272	4,220
4.660% due 02/25/2036 (a)	4,700	4,702
Countrywide Home Loan Mortgage Pass-Through Trust
4.649% due 04/25/2034 (a)	221	221
5.250% due 11/20/2035 (a)	1,600	1,591

Credit-Based Asset Servicing & Securitization LLC
4.699% due 06/25/2032 (a)	$1	$1
CS First Boston Mortgage Securities Corp.
4.938% due 05/15/2010	800	801
3.226% due 03/25/2032 (a)	21	21
6.190% due 06/25/2032 (a)	1	1
5.647% due 10/25/2032 (a)	5	5
3.400% due 08/25/2033 (a)	21	21
FBR Securitization Trust
4.519% due 09/25/2035 (a)	1,312	1,313
GMAC Mortgage Corp Loan Trust
5.033% due 11/19/2035 (a)	1,059	1,056
GSR Mortgage Loan Trust
6.000% due 03/25/2032	5	5
4.541% due 09/25/2035 (a)	3,964	3,902
Impac CMB Trust
4.779% due 07/25/2033 (a)	91	91
4.629% due 01/25/2034 (a)	196	196
LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	1,074	1,076
MASTR Adjustable Rate Mortgages Trust
3.787% due 12/21/2034 (a)	502	501
MASTR Asset Securitization Trust
5.500% due 09/25/2033	87	85
Mellon Residential Funding Corp.
4.609% due 06/15/2030 (a)	795	794
Merrill Lynch Mortgage Investors, Inc.
5.669% due 01/25/2029 (a)	267	272
Prime Mortgage Trust
4.779% due 02/25/2034 (a)	131	131
SACO I, Inc.
4.569% due 07/25/2019 (a)	129	129
Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018 (a)	429	411
Sequoia Mortgage Trust
4.710% due 05/20/2032 (a)	31	31
4.670% due 08/20/2032 (a)	19	19
Structured Asset Mortgage Investments, Inc.
4.700% due 09/19/2032 (a)	44	44
4.659% due 02/25/2035 (a)	500	500
Structured Asset Securities Corp.
6.150% due 07/25/2032 (a)	2	2
4.479% due 08/25/2035 (a)	912	912
4.294% due 09/25/2035 (a)	4,479	4,481
Washington Mutual Mortgage Securities Corp.
4.816% due 10/25/2032 (a)	342	340
4.324% due 02/27/2034 (a)	93	93
4.726% due 06/25/2042 (a)	530	532
4.563% due 08/25/2042 (a)	213	212
Washington Mutual, Inc.
4.215% due 05/25/2041 (a)	633	642
4.669% due 10/25/2045 (a)	4,359	4,798
4.640% due 12/26/2045 (a)	900	901
Wells Fargo Mortgage-Backed Securities Trust
3.540% due 09/25/2034 (a)	733	730

Total Mortgage-Backed Securities (Cost $55,217)		55,039

ASSET-BACKED SECURITIES 14.3%

AAA Trust
4.291% due 04/25/2035 (a)	724	725
Accredited Mortgage Loan Trust
4.529% due 01/25/2035 (a)	69	69
ACE Securities Corp.
4.489% due 10/25/2035 (a)	3,744	3,746
Aegis Asset-Backed Securities Trust
4.499% due 11/25/2023 (a)	129	129
Amortizing Residential Collateral Trust
4.669% due 07/25/2032 (a)	13	13
Argent Securities, Inc.
4.499% due 10/25/2035 (a)	875	875
4.519% due 12/25/2035 (a)	2,994	2,995

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Low Duration Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Asset-Backed Funding Certificates
4.489% due 08/25/2035 (a)	$2,334	$2,335
Asset-Backed Securities Corp. Home Equity Loan Trust
5.469% due 03/15/2032 (a)	600	614
4.459% due 03/25/2035 (a)	412	413
4.479% due 07/25/2035 (a)	424	424
Bear Stearns Asset-Backed Securities, Inc.
4.589% due 01/25/2029 (a)	384	384
4.579% due 09/25/2034 (a)	416	417
4.579% due 06/15/2043 (a)	873	874
Carrington Mortgage Loan Trust
4.469% due 05/25/2035 (a)	325	325
4.459% due 06/25/2035 (a)	271	271
Centex Home Equity Co. LLC
4.469% due 06/25/2035 (a)	2,252	2,254
Chase Credit Card Master Trust
4.509% due 06/16/2008 (a)	2,200	2,202
Chase Manhattan Auto Owner Trust
4.770% due 03/15/2008	2,200	2,201
CIT Group Home Equity Loan Trust
4.649% due 06/25/2033 (a)	9	9
Citigroup Mortgage Loan Trust, Inc.
4.469% due 07/25/2035 (a)	380	380
4.479% due 07/25/2035 (a)	453	453
4.489% due 09/25/2035 (a)	1,084	1,085
Countrywide Asset-Backed Certificates
4.619% due 12/25/2031 (a)	159	159
4.689% due 03/25/2034 (a)	36	36
4.499% due 03/25/2035 (a)	303	304
4.459% due 06/25/2035 (a)	515	516
4.469% due 08/25/2035 (a)	180	181
4.479% due 08/25/2035 (a)	976	977
4.459% due 10/25/2035 (a)	1,636	1,637
Credit-Based Asset Servicing & Securitization LLC
4.629% due 09/25/2033 (a)	61	61
CS First Boston Mortgage Securities Corp.
4.689% due 01/25/2032 (a)	21	22
Equity One ABS, Inc.
4.659% due 11/25/2032 (a)	17	17
Finance America Mortgage Loan Trust
4.549% due 06/25/2034 (a)	261	261
First Franklin Mortgage Loan Trust Asset-Backed Certificates
4.489% due 03/25/2025 (a)	1,043	1,044
First NLC Trust
4.489% due 09/25/2035 (a)	553	554
4.489% due 12/25/2035 (a)	745	746
First USA Credit Card Master Trust
4.520% due 09/19/2008 (a)	3,000	3,002
4.560% due 10/20/2008 (a)	1,300	1,301
Fremont Home Loan Trust
4.460% due 01/25/2036 (a)	1,100	1,102
GSAMP Trust
4.569% due 10/25/2033 (a)	228	228
4.669% due 03/25/2034 (a)	519	519
GSR Mortgage Loan Trust
4.480% due 12/25/2030 (a)	1,000	1,001
HFC Home Equity Loan Asset-Backed Certificates
4.720% due 10/20/2032 (a)	202	202
4.720% due 09/20/2033 (a)	389	391
Household Mortgage Loan Trust
4.670% due 05/20/2032 (a)	3	3
4.720% due 02/20/2033 (a)	269	269
Indymac Residential Asset Backed Trust
4.470% due 03/25/2036 (a)	1,000	1,000
IXIS Real Estate Capital Trust
4.459% due 09/25/2035 (a)	480	480
Long Beach Mortgage Loan Trust
4.579% due 11/25/2034 (a)	1,916	1,918
4.499% due 09/25/2035 (a)	1,197	1,198
Morgan Stanley Asset-Backed Securities Capital I, Inc.
4.559% due 05/25/2034 (a)	628	628

New Century Home Equity Loan Trust
4.489% due 09/25/2035 (a)	$1,550	$1,551
Option One Mortgage Loan Trust
4.479% due 08/25/2035 (a)	1,216	1,217
4.479% due 11/25/2035 (a)	2,309	2,310
Park Place Securities, Inc.
4.489% due 03/25/2035 (a)	1,157	1,158
4.489% due 08/25/2035 (a)	978	979
People’s Choice Home Loan Securities Trust
4.489% due 05/25/2035 (a)	1,299	1,300
Quest Trust
4.459% due 12/25/2035 (a)	652	653
Renaissance Home Equity Loan Trust
4.529% due 10/25/2035 (a)	1,203	1,204
Residential Asset Mortgage Products, Inc.
4.489% due 10/25/2025 (a)	1,701	1,703
4.519% due 04/25/2026 (a)	173	173
4.719% due 09/25/2033 (a)	158	158
4.629% due 02/25/2034 (a)	472	473
4.479% due 03/25/2035 (a)	2,346	2,347
SLM Student Loan Trust
4.541% due 03/15/2013 (a)	413	413
4.220% due 07/25/2013 (a)	1,315	1,316
4.210% due 01/26/2015 (a)	1,391	1,390
Soundview Home Equity Loan Trust
4.489% due 05/25/2035 (a)	318	318
4.479% due 07/25/2035 (a)	393	393
4.489% due 11/25/2035 (a)	1,948	1,948
4.479% due 12/25/2035 (a)	586	586
Specialty Underwriting & Residential Finance
4.709% due 11/25/2034 (a)	93	94
Structured Asset Securities Corp.
4.509% due 12/25/2035 (a)	2,133	2,135
Truman Capital Mortgage Loan Trust
4.719% due 01/25/2034 (a)	331	332
Wachovia Auto Owner Trust
4.820% due 02/20/2009	1,300	1,301

Total Asset-Backed Securities (Cost $68,344)		68,402

SOVEREIGN ISSUES 0.7%

Brazilian Government International Bond
5.188% due 04/15/2006 (a)	94	94
5.250% due 04/15/2009 (a)	329	328
10.271% due 06/29/2009 (a)	2,200	2,544
8.000% due 01/15/2018	300	324

Total Sovereign Issues (Cost $3,189)		3,290

PURCHASED CALL OPTIONS (g) 0.1%
	Notional Amount (000s)
1-Year Interest Rate Swap (OTC)
Strike @ 4.700%* Exp. 02/01/2006	$12,000	1
Strike @ 4.800%* Exp. 02/01/2006	5,900	2
2-Year Interest Rate Swap (OTC)
Strike @ 4.500%* Exp. 04/04/2006	5,000	3
Strike @ 4.500%* Exp. 04/06/2006	6,700	4
Strike @ 4.750%* Exp. 05/02/2006	16,000	36
Strike @ 4.750%* Exp. 08/07/2006	19,000	71
Strike @ 4.750%* Exp. 08/08/2006	6,000	22
Strike @ 4.500%* Exp. 10/04/2006	7,000	17

Strike @ 4.500%* Exp. 10/04/2006		$5,500	$14
Strike @ 4.250%* Exp. 10/11/2006		8,000	11
Strike @ 4.250%* Exp. 10/12/2006		8,000	12
Strike @ 4.500%* Exp. 10/18/2006		14,000	39
Strike @ 4.250%* Exp. 10/19/2006		2,000	3
Strike @ 4.250%* Exp. 10/24/2006		4,000	6
Strike @ 4.250%* Exp. 10/25/2006		10,000	15
Strike @ 4.800%* Exp. 12/22/2006		14,000	83
Strike @ 4.650%*** Exp. 06/12/2006	BP	2,100	17

Total Purchased Call Options (Cost $490)			356

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
90-Day Eurodollar March Futures (CME)
Strike @ $93.75 Exp. 03/13/2006		370	2
90-Day Eurodollar June Futures (CME)
Strike @ $94.50 Exp. 06/19/2006		326	4

Total Purchased Put Options (Cost $9)			6

PREFERRED SECURITY 0.1%
	Shares
DG Funding Trust
3.360% due 12/29/2049 (a)		60	639

Total Preferred Security (Cost $632)			639

PREFERRED STOCK 0.1%

Fannie Mae
7.000% due 12/31/1949 (a)		4,100	224

Total Preferred Stock (Cost $208)			224

SHORT-TERM INSTRUMENTS (g) 49.6%
	Principal Amount (000s)
Commercial Paper 41.2%
ASB Bank Ltd.
4.090% due 01/18/2006		$4,300	4,293
Barclays U.S. Funding Corp.
4.190% due 02/27/2006		7,200	7,154
4.200% due 02/27/2006		100	99
4.305% due 02/28/2006		2,700	2,682
BNP Paribas Finance
4.235% due 02/14/2006		2,000	1,990
4.305% due 02/28/2006		1,200	1,192
4.430% due 04/20/2006		10,800	10,652
CBA (de) Finance
4.120% due 01/25/2006		100	100
Cox Communications, Inc.
4.669% due 01/17/2006		550	550
Danske Corp.
4.260% due 01/09/2006		2,100	2,098
4.280% due 01/09/2006		9,400	9,393
3.800% due 01/17/2006		400	399
4.150% due 02/27/2006		1,900	1,888

10	Annual Report	December 31, 2005	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

DnB NORBank ASA
4.230% due 02/16/2006	$8,300	$8,257
4.470% due 04/28/2006	6,000	5,912
Fannie Mae
4.083% due 03/08/2006	10,800	10,711
4.234% due 03/15/2006	12,700	12,584
4.089% due 03/22/2006	4,300	4,257
Florida Power Corp.
4.630% due 04/28/2006	4,100	4,040
ForeningsSparbanken AB
4.405% due 03/28/2006	13,000	12,860
General Electric Capital Corp.
4.120% due 01/24/2006	3,100	3,092
HBOS Treasury Services PLC
4.190% due 02/27/2006	11,900	11,824
4.360% due 03/07/2006	1,900	1,885
National Australia Funding, Inc.
4.300% due 01/04/2006	11,100	11,099
Nissan Motors Acceptance Corp.
4.430% due 01/23/2006	500	499
Skandinaviska Enskilda Banken AB
3.985% due 01/05/2006	300	300
4.070% due 01/19/2006	1,900	1,897
4.210% due 02/09/2006	500	498
4.255% due 02/17/2006	9,400	9,350
Societe Generale N.A.
4.310% due 01/03/2006	12,300	12,300
4.145% due 02/01/2006	400	399
4.340% due 03/06/2006	1,500	1,488
Spintab AB
4.300% due 02/24/2006	300	298
Swedbank, Inc.
4.170% due 02/03/2006	900	897
Toyota Motor Credit Corp.
4.130% due 01/27/2006	10,700	10,670

UBS Finance Delaware LLC
4.290% due 01/03/2006	$5,300	$5,300
3.945% due 01/26/2006	3,100	3,092
4.110% due 02/22/2006	5,600	5,568
4.155% due 02/28/2006	100	99
Virginia Electric and Power Co.
4.490% due 01/10/2006	1,100	1,099
Westpac Capital Corp.
4.060% due 01/17/2006	2,800	2,796
4.300% due 02/21/2006	10,800	10,737

		196,298

Repurchase Agreement 2.0%
State Street Bank
3.900% due 01/03/2006	9,598	9,598

(Dated 12/30/2005. Collateralized by Fannie Mae 3.125% due 07/15/2006 valued at $9,794. Repurchase proceeds are $9,602.)

French Treasury Bill 5.9%
2.300% due 03/09/2006	EC 24,060	28,365

U.S. Treasury Bills 0.5%
3.846% due 03/02/2006-03/16/2006 (c)(d)	$ 2,180	2,161

Total Short-Term Instruments (Cost $236,634)		236,422

Total Investments (b) 108.0%		$515,128
(Cost $516,640)
Written Options (f) (0.1%)		(751)
(Premiums $868)
Other Assets and Liabilities (Net) (7.9%)		(37,608)

Net Assets 100.0%		$476,769

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) As of December 31, 2005, portfolio securities with an aggregate market value of $10,862 were valued with reference to securities whose prices are more readily obtainable.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Securities with an aggregate market value of $2,161 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures	09/2006	55	$(78)
90-Day Eurodollar Futures	12/2006	621	110
90-Day Eurodollar Futures	03/2007	565	9
90-Day Eurodollar Futures	06/2007	213	(19)
90-Day Eurodollar Futures	09/2007	48	(2)
90-Day Eurodollar Futures	12/2007	9	1

			$21

(e) Swap agreements outstanding on December 31, 2005: Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	6-month BP-LIBOR	Pay	5.000%	06/15/2007	BP	400	$(1)
Lehman Brothers, Inc.	6-month BP-LIBOR	Pay	4.500%	09/20/2009		200	0
BNP Paribas Bank	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010	EC	1,300	6
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2011		$2,900	(13)

							$(8)

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection+	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	3.100%	06/20/2006		$300	$(2)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.650%	06/20/2007		400	(2)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.700%	06/20/2007		300	(2)
Credit Suisse First Boston	Gaz Capital 8.625% due 04/28/2034	Sell	0.720%	04/20/2006		2,500	7
Goldman Sachs & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.500%	06/20/2007		200	(2)
J.P. Morgan Chase & Co.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.690%	03/20/2007		1,200	7
Morgan Stanley Dean Witter & Co.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.580%	06/20/2006		300	0
Morgan Stanley Dean Witter & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.700%	12/20/2006		1,000	2
UBS Warburg LLC	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	4.100%	06/20/2006		1,300	(6)

							$2

+   If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

See accompanying notes	December 31, 2005	Annual Report	11

Schedule of Investments (Cont.)

Low Duration Portfolio

December 31, 2005

(f) Written options outstanding on December 31, 2005:

Name of Issuer		Exercise Price	Expiration Date	# of Contracts		Premium	Value
Put - CME 90-Day Eurodollar September Futures		$95.00	09/18/2006		14	$ 8	$ 5
Put - CME 90-Day Eurodollar December Futures		95.00	12/18/2006		13	6	6
Put - CME 90-Day Eurodollar December Futures		95.25	12/18/2006		388	313	286
Put - CME 90-Day Eurodollar December Futures		95.50	12/18/2006		45	49	50

						$ 376	$ 347

Name of Issuer	Counterparty	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Put - OTC 1-Year Interest Rate Swap	HSBC Bank USA	4.500%**	12/20/2006	BP	1,700	$ 8	$ 7
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	4.650%***	06/12/2006		500	7	13
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	4.310%*	10/19/2006		$1,000	7	4
Call - OTC 5-Year Interest Rate Swap	Citibank N.A.	4.540%*	10/04/2006		2,100	25	14
Call - OTC 5-Year Interest Rate Swap	Citibank N.A.	4.850%*	12/22/2006		6,000	79	86
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.700%*	02/01/2006		2,000	6	2
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.540%*	04/06/2006		2,900	22	6
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.780%*	05/02/2006		7,000	45	44
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.780%*	08/07/2006		8,000	65	76
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.300%*	10/11/2006		3,000	22	12
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.560%*	10/18/2006		6,000	59	45
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.320%*	10/25/2006		4,000	28	18
Call - OTC 5-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.300%*	10/12/2006		3,000	22	12
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	4.540%*	04/04/2006		2,000	15	4
Call - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.780%*	08/08/2006		3,000	28	29
Call - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.540%*	10/04/2006		3,000	36	20
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	4.810%*	02/01/2006		1,300	3	3
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	4.310%*	10/24/2006		2,000	15	9

						$ 492	$ 404

*     The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

**    The Portfolio will pay a floating rate based on 6-month BP-LIBOR.

***  The Portfolio will receive a floating rate based on 6-month BP-LIBOR.

(g) Forward foreign currency contracts outstanding on December 31, 2005:

Type		Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BP	537	01/2006	$1	$(3)	$(2)
Buy	BR	176	02/2006	0	(4)	(4)
Buy	CP	122,345	02/2006	10	0	10
Buy	EC	21,553	01/2006	0	(378)	(378)
Sell		44,314	01/2006	0	(234)	(234)
Buy	JY	358,744	01/2006	0	0	0
Sell		87,756	01/2006	0	(12)	(12)
Buy	KW	143,328	02/2006	3	0	3
Buy		118,000	03/2006	2	0	2
Buy	MP	926	02/2006	1	(1)	0
Buy		1,123	03/2006	3	0	3
Buy	PN	311	02/2006	0	(2)	(2)
Buy		140	03/2006	0	(2)	(2)
Buy	PZ	317	02/2006	3	0	3
Buy		162	03/2006	0	0	0
Buy	RP	1,995	02/2006	1	0	1
Buy		2,588	03/2006	0	(1)	(1)
Buy	RR	3,187	02/2006	0	0	0
Buy		3,058	03/2006	0	(2)	(2)
Buy	S$	187	02/2006	2	0	2
Buy		171	03/2006	0	0	0
Buy	SR	105	02/2006	0	0	0
Buy	SV	4,975	03/2006	2	(1)	1
Buy	T$	2,640	02/2006	0	(1)	(1)
Buy		3,331	03/2006	1	0	1

				$29	$(641)	$(612)

12	Annual Report	December 31, 2005	See accompanying notes

Notes to Financial Statements

December 31, 2005

1. Organization

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RP	-	Indian Rupee
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

14	Annual Report	December 31, 2005

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$365,913	$330,422	$198,655	$55,924

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in BP	Premium
Balance at 12/31/2004	0	$ 0	BP 0	$ 0

Sales	1,071	56,300	2,200	1,009
Closing Buys	(480)	0	0	(118)
Expirations	0	0	0	0
Exercised	(131)	0	0	(23)
Balance at 12/31/2005	460	$56,300	BP 2,200	$ 868

16	Annual Report	December 31, 2005

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	1,021	$10,460	1,233	$12,697
Administrative Class	23,493	239,555	22,984	236,887

Issued as reinvestment of distributions
Institutional Class	55	561	14	145
Administrative Class	1,136	11,545	345	3,557

Cost of shares redeemed
Institutional Class	(473)	(4,836)	(58)	(603)
Administrative Class	(6,536)	(66,805)	(7,204)	(74,204)

Net increase resulting from Portfolio share transactions	18,696	$190,480	17,314	$178,479

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	3	62

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral
$ 176	$0	$(1,444)	$ (38)	$(5,962)	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, forwards, wash sales and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital loss carryover expires in December 31, 2013.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$516,653	$301	$(1,826)	$ (1,525)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$ 11,493	$613	$0
12/31/04	3,403	300	0

(5)	Includes short-term capital gains.

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

18	Annual Report	December 31, 2005

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2005:

Low Duration Portfolio	0.43%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Low Duration Portfolio	0.43%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2005	Annual Report	19

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Low Duration Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Low Duration Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative share class, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

20	Annual Report	December 31, 2005

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2005	Annual Report	21

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	Annual Report	December 31, 2005

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

December 31, 2005	Annual Report	23

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

24	Annual Report	December 31, 2005

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

December 31, 2005	Annual Report	25

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

LOW DURATION PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, currency risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of the direct Sovereign debt of the US Government having a maturity of at least 1 year and less than 3 years. It is not possible to invest directly in the index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Low Duration Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

             Low Duration Portfolio           Merrill Lynch
               Institutional Class     1-3 Year U.S. Treasury Index
             ----------------------    ----------------------------
04/30/2000          $10,000                     $10,000
05/31/2000           10,026                      10,041
06/30/2000           10,165                      10,145
07/31/2000           10,226                      10,209
08/31/2000           10,305                      10,285
09/30/2000           10,382                      10,359
10/31/2000           10,434                      10,414
11/30/2000           10,544                      10,513
12/31/2000           10,626                      10,638
01/31/2001           10,800                      10,771
02/28/2001           10,818                      10,841
03/31/2001           10,879                      10,932
04/30/2001           10,959                      10,961
05/31/2001           11,049                      11,023
06/30/2001           11,028                      11,060
07/31/2001           11,238                      11,184
08/31/2001           11,309                      11,249
09/30/2001           11,498                      11,434
10/31/2001           11,602                      11,542
11/30/2001           11,499                      11,517
12/31/2001           11,452                      11,521
01/31/2002           11,561                      11,545
02/28/2002           11,652                      11,600
03/31/2002           11,597                      11,522
04/30/2002           11,705                      11,651
05/31/2002           11,769                      11,697
06/30/2002           11,843                      11,795
07/31/2002           11,904                      11,939
08/31/2002           12,010                      11,980
09/30/2002           12,076                      12,079
10/31/2002           12,133                      12,107
11/30/2002           12,171                      12,070
12/31/2002           12,279                      12,184
01/31/2003           12,321                      12,183
02/28/2003           12,418                      12,233
03/31/2003           12,432                      12,256
04/30/2003           12,483                      12,279
05/31/2003           12,568                      12,325
06/30/2003           12,584                      12,343
07/31/2003           12,431                      12,276
08/31/2003           12,463                      12,285
09/30/2003           12,577                      12,396
10/31/2003           12,532                      12,350
11/30/2003           12,533                      12,344
12/31/2003           12,584                      12,415
01/31/2004           12,619                      12,440
02/29/2004           12,678                      12,500
03/31/2004           12,715                      12,539
04/30/2004           12,630                      12,418
05/31/2004           12,617                      12,407
06/30/2004           12,642                      12,406
07/31/2004           12,681                      12,451
08/31/2004           12,793                      12,537
09/30/2004           12,784                      12,526
10/31/2004           12,838                      12,564
11/30/2004           12,808                      12,502
12/31/2004           12,836                      12,528
01/31/2005           12,821                      12,523
02/28/2005           12,792                      12,495
03/31/2005           12,780                      12,496
04/30/2005           12,857                      12,566
05/31/2005           12,898                      12,613
06/30/2005           12,916                      12,638
07/31/2005           12,884                      12,602
08/31/2005           12,969                      12,680
09/30/2005           12,920                      12,649
10/31/2005           12,893                      12,648
11/30/2005           12,931                      12,688
12/31/2005           12,985                      12,737

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

Short-Term Instruments	45.9%
U.S. Government Agencies	25.2%
Asset-Backed Securities	13.3%
Mortgage-Backed Securities	10.7%
Corporate Bonds & Notes	4.1%
Other	0.8%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (04/10/00)*
	Low Duration Portfolio Institutional Class	1.16%	4.09%	4.64%
- - - - - - -	Merrill Lynch 1-3 Year Treasury Index	1.67%	3.67%	4.34%
	All Portfolio returns are net of fees and expenses. * The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,005.30	$1,022.68
Expenses Paid During Period†	$2.53	$2.55

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Low Duration Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income securities of varying maturities.

•	The Portfolio’s Institutional Class shares returned 1.16% for the twelve-month period ended December 31, 2005, underperforming the Merrill Lynch 1-3 Year Treasury Index.

•	Tactical duration positioning during the period did not have a significant effect on performance. While below-index duration for most of the period protected the Portfolio from rising interest rates, extending duration during the fourth quarter detracted from returns as yields moved higher.

•	The Portfolio’s emphasis at the shorter end of the yield curve detracted from returns as rates on short maturities rose significantly during the year. However, this effect was offset by exposure to short-term rates via Eurodollar futures.

•	A mortgage emphasis detracted from returns as this sector underperformed Treasuries on a like-duration basis.

•	Corporate bonds were slightly positive as this sector benefited from a strengthening economy and investors’ search for extra yield.

•	A tactical allocation to real return bonds earlier in the year added value as Treasury Inflation-Protected Securities (“TIPS”) outperformed nominal Treasuries.

•	Exposure to high-quality emerging markets was positive for performance. Emerging markets bonds benefited from continued improvement in credit fundamentals and investors’ demand for higher yielding securities.

•	Tactical exposure to Eurozone issues and focus on shorter maturity U.K. securities later in the year helped returns. These positions outperformed Treasuries amid slower growth and more muted inflation in those economies.

4	Annual Report	December 31, 2005

Financial Highlights

Low Duration Portfolio (Institutional Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003	12/31/2002		12/31/2001

Net asset value beginning of year	$10.30	$10.27	$10.23	$9.95		$9.82
Net investment income (a)	0.30	0.15	0.17	0.38		0.60
Net realized/unrealized gain on investments (a)	(0.18)	0.05	0.08	0.33		0.15
Total income from investment operations	0.12	0.20	0.25	0.71		0.75
Dividends from net investment income	(0.30)	(0.14)	(0.20)	(0.37)		(0.56)
Distributions from net realized capital gains	(0.03)	(0.03)	(0.01)	(0.06)		(0.06)
Total distributions	(0.33)	(0.17)	(0.21)	(0.43)		(0.62)
Net asset value end of year	$10.09	$10.30	$10.27	$10.23		$9.95
Total return	1.16%	2.00%	2.49%	7.22%		7.77%
Net assets end of year (000s)	$18,093	$12,252	$11	$11		$468
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.51	%(b)	0.55	%(b)
Ratio of net investment income to average net assets	2.92%	1.49%	1.68%	3.78%		6.01%
Portfolio turnover rate	184%	483%	284%	339%		661%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Low Duration Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$515,128
Foreign currency, at value	9
Unrealized appreciation on forward foreign currency contracts	29
Receivable for Portfolio shares sold	989
Interest and dividends receivable	835
Swap premiums paid	5
Unrealized appreciation on swap agreements	22
517,017

Liabilities:

Payable for investments purchased	$38,372
Unrealized depreciation on forward foreign currency contracts	641
Overdraft due to Custodian	91
Written options outstanding	751
Payable for Portfolio shares redeemed	43
Accrued investment advisory fee	105
Accrued administration fee	105
Accrued servicing fee	55
Variation margin payable	57
Unrealized depreciation on swap agreements	28
40,248

Net Assets	$476,769

Net Assets Consist of:

Paid in capital	$484,037
Undistributed net investment income	781
Accumulated undistributed net realized (loss)	(6,057)
Net unrealized (depreciation)	(1,992)
$476,769

Net Assets:

Institutional Class	$18,092
Administrative Class	458,677

Shares Issued and Outstanding:

Institutional Class	1,793
Administrative Class	45,452

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.09
Administrative Class	10.09

Cost of Investments Owned	$516,640
Cost of Foreign Currency Held	$9
Premiums Received on Written Options	$868

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Low Duration Portfolio

Amounts in thousands
Year Ended December 31, 2005

Investment Income:

Interest	$13,023
Dividends	50
Miscellaneous income	4
Total Income	13,077

Expenses:

Investment advisory fees	941
Administration fees	941
Servicing fees - Administrative Class	539
Trustees’ fees	8
Total Expenses	2,429

Net Investment Income	10,648

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(1,027)
Net realized (loss) on futures contracts, options and swaps	(4,211)
Net realized gain on foreign currency transactions	1,620
Net change in unrealized (depreciation) on investments	(2,952)
Net change in unrealized appreciation on futures contracts, options and swaps	696
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(342)
Net (Loss)	(6,216)

Net Increase in Net Assets Resulting from Operations	$4,432

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Low Duration Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$10,648	$2,647
Net realized gain (loss)	(3,618)	845
Net change in unrealized appreciation (depreciation)	(2,598)	265
Net increase resulting from operations	4,432	3,757

Distributions to Shareholders:

From net investment income
Institutional Class	(513)	(108)
Administrative Class	(10,349)	(2,695)

From net realized capital gains
Institutional Class	(48)	(37)
Administrative Class	(1,196)	(863)

Total Distributions	(12,106)	(3,703)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	10,460	12,697
Administrative Class	239,555	236,887

Issued as reinvestment of distributions
Institutional Class	561	145
Administrative Class	11,545	3,557

Cost of shares redeemed
Institutional Class	(4,836)	(603)
Administrative Class	(66,805)	(74,204)
Net increase resulting from Portfolio share transactions	190,480	178,479

Total Increase in Net Assets	182,806	178,533

Net Assets:

Beginning of period	293,963	115,430
End of period*	$476,769	$293,963

*Including undistributed (overdistributed) net investment income of:	$781	$(190)

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Low Duration Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 4.4%
Banking & Finance 3.9%
American Express Credit Corp.
4.360% due 06/12/2007 (a)	$1,000	$1,000
American General Finance Corp.
4.544% due 03/23/2007 (a)	200	200
Citigroup Global Markets Holdings, Inc.
4.200% due 12/20/2007	4,100	4,053
Citigroup, Inc.
4.559% due 12/26/2008 (a)	200	200
Ford Motor Credit Co.
6.875% due 02/01/2006	100	100
5.290% due 11/16/2006 (a)	300	291
7.750% due 02/15/2007	400	386
5.450% due 03/21/2007 (a)	2,000	1,906
7.200% due 06/15/2007	100	95
General Motors Acceptance Corp.
5.070% due 04/13/2006 (a)	2,300	2,268
Goldman Sachs Group, Inc.
4.591% due 12/22/2008 (a)	1,300	1,301
4.524% due 07/23/2009 (a)	1,300	1,308
HSBC Finance Corp.
4.621% due 09/15/2008 (a)	500	501
John Deere Capital Corp.
4.599% due 06/28/2006 (a)	300	300
Lehman Brothers Holdings, Inc.
4.710% due 12/23/2010 (a)	900	901
Prudential Financial, Inc.
4.104% due 11/15/2006 (a)	400	398
Royal Bank of Scotland Group PLC
4.500% due 12/21/2007 (a)	1,200	1,200
Santander U.S. Debt S.A.
4.510% due 09/21/2007 (a)	2,000	2,002

		18,410

Industrials 0.3%
Altria Group, Inc.
7.650% due 07/01/2008	200	212
AOL Time Warner, Inc.
6.125% due 04/15/2006	250	251
Clear Channel Communications, Inc.
6.000% due 11/01/2006	250	252
DaimlerChrysler N.A. Holding Corp.
7.250% due 01/18/2006	100	100
4.990% due 05/24/2006 (a)	100	100
Harrah’s Operating Co., Inc.
7.500% due 01/15/2009	200	212
International Paper Co.
7.625% due 01/15/2007	250	255

		1,382

Utilities 0.2%
BellSouth Corp.
4.258% due 04/26/2021 (a)	700	699
Entergy Mississippi, Inc.
4.350% due 04/01/2008	100	98
France Telecom S.A.
7.200% due 03/01/2006	100	100
Progress Energy, Inc.
6.750% due 03/01/2006	250	251

		1,148

Total Corporate Bonds & Notes (Cost $21,138)		20,940

U.S. GOVERNMENT AGENCIES 27.2%

Fannie Mae
1.499% due 11/01/2035 (a)	797	797
3.500% due 03/25/2009	331	330
3.716% due 07/01/2034 (a)	483	477
4.204% due 04/26/2035 (a)	199	199
4.363% due 07/01/2042 (a)	961	969
4.376% due 09/22/2006 (a)	1,300	1,300
4.402% due 03/01/2035 (a)	493	490

4.413% due 09/01/2041 (a)	$1,033	$1,047
4.429% due 09/25/2035 (a)	1,752	1,753
4.499% due 03/25/2034 (a)	383	383
4.503% due 05/01/2035 (a)	1,137	1,121
4.526% due 05/01/2035 (a)	1,158	1,147
4.563% due 09/01/2040 (a)	23	23
4.577% due 09/01/2035 (a)	1,873	1,862
4.599% due 11/01/2035 (a)	2,166	2,153
4.655% due 08/01/2035 (a)	4,167	4,116
4.683% due 07/01/2035 (a)	728	722
4.729% due 09/25/2042-03/25/2044 (a)(c)	2,389	2,397
4.779% due 05/25/2031-11/25/2032 (a)(c)	1,897	1,904
5.000% due 03/01/2018-04/25/2033 (c)	70,373	69,643
5.275% due 12/01/2036 (a)	112	112
5.393% due 09/01/2034 (a)	111	112
5.500% due 12/01/2009-01/12/2036 (c)	27,123	27,177
6.000% due 08/01/2016-03/01/2033 (c)	168	173
6.500% due 01/01/2033	34	35
Federal Home Loan Bank
5.500% due 04/17/2006	1,000	1,002
Federal Housing Administration
6.390% due 10/01/2020	31	31
Freddie Mac
4.363% due 02/25/2045 (a)	1,943	1,956
4.509% due 08/25/2031 (a)	792	796
4.619% due 07/15/2016 (a)	225	226
4.719% due 12/15/2030 (a)	734	737
4.769% due 06/15/2018 (a)	266	266
4.926% due 07/01/2035 (a)	1,202	1,194
5.000% due 10/01/2018-07/15/2024 (c)	2,261	2,257
5.500% due 08/15/2030	22	21
6.000% due 09/01/2016-02/01/2033 (c)	147	149
6.500% due 07/25/2043	249	255
Government National Mortgage Association
4.000% due 07/16/2027	482	477

Total U.S. Government Agencies (Cost $130,779)		129,809

MORTGAGE-BACKED SECURITIES 11.5%

American Home Mortgage Investment Trust
4.290% due 10/25/2034 (a)	2,169	2,120
4.390% due 02/25/2045 (a)	915	896
Banc of America Funding Corp.
4.116% due 05/25/2035 (a)	9,272	9,176
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	142	145
5.475% due 10/20/2032 (a)	6	6
Bear Stearns Adjustable Rate Mortgage Trust
5.932% due 06/25/2032 (a)	15	15
5.348% due 01/25/2033 (a)	19	19
5.448% due 03/25/2033 (a)	59	58
5.070% due 04/25/2033 (a)	37	37
4.819% due 01/25/2034 (a)	182	180
4.750% due 11/25/2035 (a)	4,032	3,994
Bear Stearns Alt-A Trust
5.424% due 05/25/2035 (a)	1,406	1,410
Citigroup Mortgage Loan Trust, Inc.
4.900% due 12/25/2035 (a)	1,000	993
Countrywide Alternative Loan Trust
6.500% due 06/25/2033	36	37
6.000% due 10/25/2033	170	170
4.500% due 06/25/2035	4,272	4,220
4.660% due 02/25/2036 (a)	4,700	4,702
Countrywide Home Loan Mortgage Pass-Through Trust
4.649% due 04/25/2034 (a)	221	221
5.250% due 11/20/2035 (a)	1,600	1,591

Credit-Based Asset Servicing & Securitization LLC
4.699% due 06/25/2032 (a)	$1	$1
CS First Boston Mortgage Securities Corp.
4.938% due 05/15/2010	800	801
3.226% due 03/25/2032 (a)	21	21
6.190% due 06/25/2032 (a)	1	1
5.647% due 10/25/2032 (a)	5	5
3.400% due 08/25/2033 (a)	21	21
FBR Securitization Trust
4.519% due 09/25/2035 (a)	1,312	1,313
GMAC Mortgage Corp Loan Trust
5.033% due 11/19/2035 (a)	1,059	1,056
GSR Mortgage Loan Trust
6.000% due 03/25/2032	5	5
4.541% due 09/25/2035 (a)	3,964	3,902
Impac CMB Trust
4.779% due 07/25/2033 (a)	91	91
4.629% due 01/25/2034 (a)	196	196
LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	1,074	1,076
MASTR Adjustable Rate Mortgages Trust
3.787% due 12/21/2034 (a)	502	501
MASTR Asset Securitization Trust
5.500% due 09/25/2033	87	85
Mellon Residential Funding Corp.
4.609% due 06/15/2030 (a)	795	794
Merrill Lynch Mortgage Investors, Inc.
5.669% due 01/25/2029 (a)	267	272
Prime Mortgage Trust
4.779% due 02/25/2034 (a)	131	131
SACO I, Inc.
4.569% due 07/25/2019 (a)	129	129
Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018 (a)	429	411
Sequoia Mortgage Trust
4.710% due 05/20/2032 (a)	31	31
4.670% due 08/20/2032 (a)	19	19
Structured Asset Mortgage Investments, Inc.
4.700% due 09/19/2032 (a)	44	44
4.659% due 02/25/2035 (a)	500	500
Structured Asset Securities Corp.
6.150% due 07/25/2032 (a)	2	2
4.479% due 08/25/2035 (a)	912	912
4.294% due 09/25/2035 (a)	4,479	4,481
Washington Mutual Mortgage Securities Corp.
4.816% due 10/25/2032 (a)	342	340
4.324% due 02/27/2034 (a)	93	93
4.726% due 06/25/2042 (a)	530	532
4.563% due 08/25/2042 (a)	213	212
Washington Mutual, Inc.
4.215% due 05/25/2041 (a)	633	642
4.669% due 10/25/2045 (a)	4,359	4,798
4.640% due 12/26/2045 (a)	900	901
Wells Fargo Mortgage-Backed Securities Trust
3.540% due 09/25/2034 (a)	733	730

Total Mortgage-Backed Securities (Cost $55,217)		55,039

ASSET-BACKED SECURITIES 14.3%

AAA Trust
4.291% due 04/25/2035 (a)	724	725
Accredited Mortgage Loan Trust
4.529% due 01/25/2035 (a)	69	69
ACE Securities Corp.
4.489% due 10/25/2035 (a)	3,744	3,746
Aegis Asset-Backed Securities Trust
4.499% due 11/25/2023 (a)	129	129
Amortizing Residential Collateral Trust
4.669% due 07/25/2032 (a)	13	13
Argent Securities, Inc.
4.499% due 10/25/2035 (a)	875	875
4.519% due 12/25/2035 (a)	2,994	2,995

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Low Duration Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Asset-Backed Funding Certificates
4.489% due 08/25/2035 (a)	$2,334	$2,335
Asset-Backed Securities Corp. Home Equity Loan Trust
5.469% due 03/15/2032 (a)	600	614
4.459% due 03/25/2035 (a)	412	413
4.479% due 07/25/2035 (a)	424	424
Bear Stearns Asset-Backed Securities, Inc.
4.589% due 01/25/2029 (a)	384	384
4.579% due 09/25/2034 (a)	416	417
4.579% due 06/15/2043 (a)	873	874
Carrington Mortgage Loan Trust
4.469% due 05/25/2035 (a)	325	325
4.459% due 06/25/2035 (a)	271	271
Centex Home Equity Co. LLC
4.469% due 06/25/2035 (a)	2,252	2,254
Chase Credit Card Master Trust
4.509% due 06/16/2008 (a)	2,200	2,202
Chase Manhattan Auto Owner Trust
4.770% due 03/15/2008	2,200	2,201
CIT Group Home Equity Loan Trust
4.649% due 06/25/2033 (a)	9	9
Citigroup Mortgage Loan Trust, Inc.
4.469% due 07/25/2035 (a)	380	380
4.479% due 07/25/2035 (a)	453	453
4.489% due 09/25/2035 (a)	1,084	1,085
Countrywide Asset-Backed Certificates
4.619% due 12/25/2031 (a)	159	159
4.689% due 03/25/2034 (a)	36	36
4.499% due 03/25/2035 (a)	303	304
4.459% due 06/25/2035 (a)	515	516
4.469% due 08/25/2035 (a)	180	181
4.479% due 08/25/2035 (a)	976	977
4.459% due 10/25/2035 (a)	1,636	1,637
Credit-Based Asset Servicing & Securitization LLC
4.629% due 09/25/2033 (a)	61	61
CS First Boston Mortgage Securities Corp.
4.689% due 01/25/2032 (a)	21	22
Equity One ABS, Inc.
4.659% due 11/25/2032 (a)	17	17
Finance America Mortgage Loan Trust
4.549% due 06/25/2034 (a)	261	261
First Franklin Mortgage Loan Trust Asset-Backed Certificates
4.489% due 03/25/2025 (a)	1,043	1,044
First NLC Trust
4.489% due 09/25/2035 (a)	553	554
4.489% due 12/25/2035 (a)	745	746
First USA Credit Card Master Trust
4.520% due 09/19/2008 (a)	3,000	3,002
4.560% due 10/20/2008 (a)	1,300	1,301
Fremont Home Loan Trust
4.460% due 01/25/2036 (a)	1,100	1,102
GSAMP Trust
4.569% due 10/25/2033 (a)	228	228
4.669% due 03/25/2034 (a)	519	519
GSR Mortgage Loan Trust
4.480% due 12/25/2030 (a)	1,000	1,001
HFC Home Equity Loan Asset-Backed Certificates
4.720% due 10/20/2032 (a)	202	202
4.720% due 09/20/2033 (a)	389	391
Household Mortgage Loan Trust
4.670% due 05/20/2032 (a)	3	3
4.720% due 02/20/2033 (a)	269	269
Indymac Residential Asset Backed Trust
4.470% due 03/25/2036 (a)	1,000	1,000
IXIS Real Estate Capital Trust
4.459% due 09/25/2035 (a)	480	480
Long Beach Mortgage Loan Trust
4.579% due 11/25/2034 (a)	1,916	1,918
4.499% due 09/25/2035 (a)	1,197	1,198
Morgan Stanley Asset-Backed Securities Capital I, Inc.
4.559% due 05/25/2034 (a)	628	628

New Century Home Equity Loan Trust
4.489% due 09/25/2035 (a)	$1,550	$1,551
Option One Mortgage Loan Trust
4.479% due 08/25/2035 (a)	1,216	1,217
4.479% due 11/25/2035 (a)	2,309	2,310
Park Place Securities, Inc.
4.489% due 03/25/2035 (a)	1,157	1,158
4.489% due 08/25/2035 (a)	978	979
People’s Choice Home Loan Securities Trust
4.489% due 05/25/2035 (a)	1,299	1,300
Quest Trust
4.459% due 12/25/2035 (a)	652	653
Renaissance Home Equity Loan Trust
4.529% due 10/25/2035 (a)	1,203	1,204
Residential Asset Mortgage Products, Inc.
4.489% due 10/25/2025 (a)	1,701	1,703
4.519% due 04/25/2026 (a)	173	173
4.719% due 09/25/2033 (a)	158	158
4.629% due 02/25/2034 (a)	472	473
4.479% due 03/25/2035 (a)	2,346	2,347
SLM Student Loan Trust
4.541% due 03/15/2013 (a)	413	413
4.220% due 07/25/2013 (a)	1,315	1,316
4.210% due 01/26/2015 (a)	1,391	1,390
Soundview Home Equity Loan Trust
4.489% due 05/25/2035 (a)	318	318
4.479% due 07/25/2035 (a)	393	393
4.489% due 11/25/2035 (a)	1,948	1,948
4.479% due 12/25/2035 (a)	586	586
Specialty Underwriting & Residential Finance
4.709% due 11/25/2034 (a)	93	94
Structured Asset Securities Corp.
4.509% due 12/25/2035 (a)	2,133	2,135
Truman Capital Mortgage Loan Trust
4.719% due 01/25/2034 (a)	331	332
Wachovia Auto Owner Trust
4.820% due 02/20/2009	1,300	1,301

Total Asset-Backed Securities (Cost $68,344)		68,402

SOVEREIGN ISSUES 0.7%

Brazilian Government International Bond
5.188% due 04/15/2006 (a)	94	94
5.250% due 04/15/2009 (a)	329	328
10.271% due 06/29/2009 (a)	2,200	2,544
8.000% due 01/15/2018	300	324

Total Sovereign Issues (Cost $3,189)		3,290

PURCHASED CALL OPTIONS (g) 0.1%
	Notional Amount (000s)
1-Year Interest Rate Swap (OTC)
Strike @ 4.700%* Exp. 02/01/2006	$12,000	1
Strike @ 4.800%* Exp. 02/01/2006	5,900	2
2-Year Interest Rate Swap (OTC)
Strike @ 4.500%* Exp. 04/04/2006	5,000	3
Strike @ 4.500%* Exp. 04/06/2006	6,700	4
Strike @ 4.750%* Exp. 05/02/2006	16,000	36
Strike @ 4.750%* Exp. 08/07/2006	19,000	71
Strike @ 4.750%* Exp. 08/08/2006	6,000	22
Strike @ 4.500%* Exp. 10/04/2006	7,000	17

Strike @ 4.500%* Exp. 10/04/2006		$5,500	$14
Strike @ 4.250%* Exp. 10/11/2006		8,000	11
Strike @ 4.250%* Exp. 10/12/2006		8,000	12
Strike @ 4.500%* Exp. 10/18/2006		14,000	39
Strike @ 4.250%* Exp. 10/19/2006		2,000	3
Strike @ 4.250%* Exp. 10/24/2006		4,000	6
Strike @ 4.250%* Exp. 10/25/2006		10,000	15
Strike @ 4.800%* Exp. 12/22/2006		14,000	83
Strike @ 4.650%*** Exp. 06/12/2006	BP	2,100	17

Total Purchased Call Options (Cost $490)			356

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
90-Day Eurodollar March Futures (CME)
Strike @ $93.75 Exp. 03/13/2006		370	2
90-Day Eurodollar June Futures (CME)
Strike @ $94.50 Exp. 06/19/2006		326	4

Total Purchased Put Options (Cost $9)			6

PREFERRED SECURITY 0.1%
	Shares
DG Funding Trust
3.360% due 12/29/2049 (a)		60	639

Total Preferred Security (Cost $632)			639

PREFERRED STOCK 0.1%

Fannie Mae
7.000% due 12/31/1949 (a)		4,100	224

Total Preferred Stock (Cost $208)			224

SHORT-TERM INSTRUMENTS (g) 49.6%
	Principal Amount (000s)
Commercial Paper 41.2%
ASB Bank Ltd.
4.090% due 01/18/2006		$4,300	4,293
Barclays U.S. Funding Corp.
4.190% due 02/27/2006		7,200	7,154
4.200% due 02/27/2006		100	99
4.305% due 02/28/2006		2,700	2,682
BNP Paribas Finance
4.235% due 02/14/2006		2,000	1,990
4.305% due 02/28/2006		1,200	1,192
4.430% due 04/20/2006		10,800	10,652
CBA (de) Finance
4.120% due 01/25/2006		100	100
Cox Communications, Inc.
4.669% due 01/17/2006		550	550
Danske Corp.
4.260% due 01/09/2006		2,100	2,098
4.280% due 01/09/2006		9,400	9,393
3.800% due 01/17/2006		400	399
4.150% due 02/27/2006		1,900	1,888

10	Annual Report	December 31, 2005	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

DnB NORBank ASA
4.230% due 02/16/2006	$8,300	$8,257
4.470% due 04/28/2006	6,000	5,912
Fannie Mae
4.083% due 03/08/2006	10,800	10,711
4.234% due 03/15/2006	12,700	12,584
4.089% due 03/22/2006	4,300	4,257
Florida Power Corp.
4.630% due 04/28/2006	4,100	4,040
ForeningsSparbanken AB
4.405% due 03/28/2006	13,000	12,860
General Electric Capital Corp.
4.120% due 01/24/2006	3,100	3,092
HBOS Treasury Services PLC
4.190% due 02/27/2006	11,900	11,824
4.360% due 03/07/2006	1,900	1,885
National Australia Funding, Inc.
4.300% due 01/04/2006	11,100	11,099
Nissan Motors Acceptance Corp.
4.430% due 01/23/2006	500	499
Skandinaviska Enskilda Banken AB
3.985% due 01/05/2006	300	300
4.070% due 01/19/2006	1,900	1,897
4.210% due 02/09/2006	500	498
4.255% due 02/17/2006	9,400	9,350
Societe Generale N.A.
4.310% due 01/03/2006	12,300	12,300
4.145% due 02/01/2006	400	399
4.340% due 03/06/2006	1,500	1,488
Spintab AB
4.300% due 02/24/2006	300	298
Swedbank, Inc.
4.170% due 02/03/2006	900	897
Toyota Motor Credit Corp.
4.130% due 01/27/2006	10,700	10,670

UBS Finance Delaware LLC
4.290% due 01/03/2006		$5,300	$5,300
3.945% due 01/26/2006		3,100	3,092
4.110% due 02/22/2006		5,600	5,568
4.155% due 02/28/2006		100	99
Virginia Electric and Power Co.
4.490% due 01/10/2006		1,100	1,099
Westpac Capital Corp.
4.060% due 01/17/2006		2,800	2,796
4.300% due 02/21/2006		10,800	10,737

			196,298

Repurchase Agreement 2.0%
State Street Bank
3.900% due 01/03/2006		9,598	9,598

(Dated 12/30/2005. Collateralized by Fannie Mae 3.125% due 07/15/2006 valued at $9,794. Repurchase proceeds are $9,602.)
French Treasury Bill 5.9%
2.300% due 03/09/2006	EC	24,060	28,365

U.S. Treasury Bills 0.5%
3.846% due 03/02/2006-03/16/2006 (c)(d)		$2,180	2,161

Total Short-Term Instruments (Cost $236,634)			236,422

Total Investments (b) 108.0%			$515,128
(Cost $516,640)
Written Options (f) (0.1%)			(751)
(Premiums $868)
Other Assets and Liabilities (Net) (7.9%)			(37,608)

Net Assets 100.0%			$476,769

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) As of December 31, 2005, portfolio securities with an aggregate market value of $10,862 were valued with reference to securities whose prices are more readily obtainable.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Securities with an aggregate market value of $2,161 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures	09/2006	55	$(78)
90-Day Eurodollar Futures	12/2006	621	110
90-Day Eurodollar Futures	03/2007	565	9
90-Day Eurodollar Futures	06/2007	213	(19)
90-Day Eurodollar Futures	09/2007	48	(2)
90-Day Eurodollar Futures	12/2007	9	1

			$21

(e) Swap agreements outstanding on December 31, 2005: Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	6-month BP-LIBOR	Pay	5.000%	06/15/2007	BP	400	$(1)
Lehman Brothers, Inc.	6-month BP-LIBOR	Pay	4.500%	09/20/2009		200	0
BNP Paribas Bank	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010	EC	1,300	6
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2011		$2,900	(13)

							$(8)

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection+	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	3.100%	06/20/2006		$300	$(2)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.650%	06/20/2007		400	(2)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.700%	06/20/2007		300	(2)
Credit Suisse First Boston	Gaz Capital 8.625% due 04/28/2034	Sell	0.720%	04/20/2006		2,500	7
Goldman Sachs & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.500%	06/20/2007		200	(2)
J.P. Morgan Chase & Co.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.690%	03/20/2007		1,200	7
Morgan Stanley Dean Witter & Co.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.580%	06/20/2006		300	0
Morgan Stanley Dean Witter & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.700%	12/20/2006		1,000	2
UBS Warburg LLC	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	4.100%	06/20/2006		1,300	(6)

							$2

+   If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

See accompanying notes	December 31, 2005	Annual Report	11

Schedule of Investments (Cont.)

Low Duration Portfolio

December 31, 2005

(f) Written options outstanding on December 31, 2005:

Name of Issuer		Exercise Price	Expiration Date	# of Contracts		Premium	Value
Put - CME 90-Day Eurodollar September Futures		$95.00	09/18/2006		14	$8	$5
Put - CME 90-Day Eurodollar December Futures		95.00	12/18/2006		13	6	6
Put - CME 90-Day Eurodollar December Futures		95.25	12/18/2006		388	313	286
Put - CME 90-Day Eurodollar December Futures		95.50	12/18/2006		45	49	50

						$376	$347

Name of Issuer	Counterparty	Exercise Rate	Expiration Date	Notional Amount		Premium	Value
Put - OTC 1-Year Interest Rate Swap	HSBC Bank USA	4.500%**	12/20/2006	BP	1,700	$8	$7
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	4.650%***	06/12/2006		500	7	13
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	4.310%*	10/19/2006		$1,000	7	4
Call - OTC 5-Year Interest Rate Swap	Citibank N.A.	4.540%*	10/04/2006		2,100	25	14
Call - OTC 5-Year Interest Rate Swap	Citibank N.A.	4.850%*	12/22/2006		6,000	79	86
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.700%*	02/01/2006		2,000	6	2
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.540%*	04/06/2006		2,900	22	6
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.780%*	05/02/2006		7,000	45	44
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.780%*	08/07/2006		8,000	65	76
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.300%*	10/11/2006		3,000	22	12
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.560%*	10/18/2006		6,000	59	45
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.320%*	10/25/2006		4,000	28	18
Call - OTC 5-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.300%*	10/12/2006		3,000	22	12
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	4.540%*	04/04/2006		2,000	15	4
Call - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.780%*	08/08/2006		3,000	28	29
Call - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.540%*	10/04/2006		3,000	36	20
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	4.810%*	02/01/2006		1,300	3	3
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	4.310%*	10/24/2006		2,000	15	9

						$492	$404

*     The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

**    The Portfolio will pay a floating rate based on 6-month BP-LIBOR.

***  The Portfolio will receive a floating rate based on 6-month BP-LIBOR.

(g) Forward foreign currency contracts outstanding on December 31, 2005:

Type		Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BP	537	01/2006	$1	$(3)	$(2)
Buy	BR	176	02/2006	0	(4)	(4)
Buy	CP	122,345	02/2006	10	0	10
Buy	EC	21,553	01/2006	0	(378)	(378)
Sell		44,314	01/2006	0	(234)	(234)
Buy	JY	358,744	01/2006	0	0	0
Sell		87,756	01/2006	0	(12)	(12)
Buy	KW	143,328	02/2006	3	0	3
Buy		118,000	03/2006	2	0	2
Buy	MP	926	02/2006	1	(1)	0
Buy		1,123	03/2006	3	0	3
Buy	PN	311	02/2006	0	(2)	(2)
Buy		140	03/2006	0	(2)	(2)
Buy	PZ	317	02/2006	3	0	3
Buy		162	03/2006	0	0	0
Buy	RP	1,995	02/2006	1	0	1
Buy		2,588	03/2006	0	(1)	(1)
Buy	RR	3,187	02/2006	0	0	0
Buy		3,058	03/2006	0	(2)	(2)
Buy	S$	187	02/2006	2	0	2
Buy		171	03/2006	0	0	0
Buy	SR	105	02/2006	0	0	0
Buy	SV	4,975	03/2006	2	(1)	1
Buy	T$	2,640	02/2006	0	(1)	(1)
Buy		3,331	03/2006	1	0	1

				$29	$(641)	$(612)

12	Annual Report	December 31, 2005	See accompanying notes

Notes to Financial Statements

December 31, 2005

1. Organization

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RP	-	Indian Rupee
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

14	Annual Report	December 31, 2005

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$365,913	$330,422	$198,655	$55,924

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in BP	Premium
Balance at 12/31/2004	0	$ 0	BP 0	$ 0

Sales	1,071	56,300	2,200	1,009
Closing Buys	(480)	0	0	(118)
Expirations	0	0	0	0
Exercised	(131)	0	0	(23)
Balance at 12/31/2005	460	$56,300	BP 2,200	$ 868

16	Annual Report	December 31, 2005

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	1,021	$10,460	1,233	$12,697
Administrative Class	23,493	239,555	22,984	236,887

Issued as reinvestment of distributions
Institutional Class	55	561	14	145
Administrative Class	1,136	11,545	345	3,557

Cost of shares redeemed
Institutional Class	(473)	(4,836)	(58)	(603)
Administrative Class	(6,536)	(66,805)	(7,204)	(74,204)

Net increase resulting from Portfolio share transactions	18,696	$190,480	17,314	$178,479

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100
Administrative Class	3	62

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral
$ 176	$0	$(1,444)	$ (38)	$(5,962)	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, forwards, wash sales and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital loss carryover expires in December 31, 2013.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$516,653	$301	$(1,826)	$ (1,525)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$ 11,493	$613	$0
12/31/04	3,403	300	0

(5)	Includes short-term capital gains.

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

18	Annual Report	December 31, 2005

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2005:

Low Duration Portfolio	0.43%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Low Duration Portfolio	0.43%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2005	Annual Report	19

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Low Duration Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Low Duration Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional share class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

20	Annual Report	December 31, 2005

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2005	Annual Report	21

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

22	Annual Report	December 31, 2005

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

December 31, 2005	Annual Report	23

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

24	Annual Report	December 31, 2005

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

December 31, 2005	Annual Report	25

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

MONEY MARKET PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, market risk, issuer risk, non-U.S. investment risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-Month Treasury Bill issues. It is not possible to invest directly in the index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Money Market Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                Money Market Portfolio          Citigroup 3-Month
                 Administrative Class        U.S. Treasury Bill Index
                 --------------------        ------------------------
09/30/1999              10,000                        10,000
10/31/1999              10,041                        10,041
11/30/1999              10,082                        10,081
12/31/1999              10,130                        10,124
01/31/2000              10,174                        10,169
02/29/2000              10,218                        10,212
03/31/2000              10,268                        10,260
04/30/2000              10,311                        10,308
05/31/2000              10,361                        10,359
06/30/2000              10,415                        10,407
07/31/2000              10,466                        10,458
08/31/2000              10,520                        10,509
09/30/2000              10,570                        10,562
10/31/2000              10,617                        10,617
11/30/2000              10,680                        10,671
12/31/2000              10,739                        10,727
01/31/2001              10,791                        10,783
02/28/2001              10,836                        10,829
03/31/2001              10,881                        10,877
04/30/2001              10,919                        10,919
05/31/2001              10,961                        10,959
06/30/2001              10,996                        10,994
07/31/2001              11,027                        11,028
08/31/2001              11,063                        11,062
09/30/2001              11,088                        11,094
10/31/2001              11,112                        11,123
11/30/2001              11,132                        11,146
12/31/2001              11,150                        11,166
01/31/2002              11,164                        11,183
02/28/2002              11,178                        11,198
03/31/2002              11,192                        11,215
04/30/2002              11,206                        11,231
05/31/2002              11,222                        11,248
06/30/2002              11,235                        11,263
07/31/2002              11,249                        11,280
08/31/2002              11,263                        11,296
09/30/2002              11,275                        11,312
10/31/2002              11,288                        11,328
11/30/2002              11,296                        11,342
12/31/2002              11,306                        11,356
01/31/2003              11,317                        11,368
02/28/2003              11,325                        11,378
03/31/2003              11,332                        11,390
04/30/2003              11,340                        11,401
05/31/2003              11,348                        11,412
06/30/2003              11,354                        11,422
07/31/2003              11,361                        11,432
08/31/2003              11,366                        11,442
09/30/2003              11,371                        11,450
10/31/2003              11,377                        11,460
11/30/2003              11,383                        11,468
12/31/2003              11,388                        11,478
01/31/2004              11,394                        11,487
02/29/2004              11,399                        11,495
03/31/2004              11,404                        11,504
04/30/2004              11,410                        11,513
05/31/2004              11,414                        11,522
06/30/2004              11,420                        11,532
07/31/2004              11,428                        11,543
08/31/2004              11,437                        11,555
09/30/2004              11,447                        11,569
10/31/2004              11,459                        11,584
11/30/2004              11,472                        11,601
12/31/2004              11,490                        11,620
01/31/2005              11,506                        11,641
02/28/2005              11,523                        11,661
03/31/2005              11,544                        11,686
04/30/2005              11,566                        11,711
05/31/2005              11,590                        11,739
06/30/2005              11,615                        11,767
07/31/2005              11,642                        11,796
08/31/2005              11,672                        11,828
09/30/2005              11,704                        11,860
10/31/2005              11,735                        11,895
11/30/2005              11,769                        11,931
12/31/2005              11,808                        11,969

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

Commercial Paper	88.1%
Repurchase Agreements	8.9%
U.S. Government Agencies	3.0%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		7-Day Yield	30-Day Yield	1 Year	5 Year	Portfolio Inception (09/30/99)
	Money Market Portfolio Administrative Class	3.87%	3.75%	2.77%	1.92%	2.69%
- - - - - - -	Citigroup 3-Month Treasury Bill Index	—	—	3.00%	2.21%	2.92%
	All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Money market funds are not insured or guaranteed by the FDIC or any other government agency, and although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,016.60	$1,022.68
Expenses Paid During Period†	$2.54	$2.55

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Money Market Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

•	The Portfolio’s Administrative Class shares returned 2.77% for the twelve-months ended December 31, 2005, underperforming the Citigroup 3-Month Treasury Bill Index return of 3.00% for the same period.

•	The Portfolio emphasizes high-quality commercial paper, shorter-term agency and high-quality corporate debt issues due to strong liquidity, attractive yields and limited credit risks.

•	High-quality (A1/P1) commercial paper yields rose approximately 2.00% for three-month maturities, reflecting similar Federal Reserve rate increases.

•	U.S. and non-U.S. issued high-quality (A1/P1) commercial paper was emphasized due to attractive yields, modest interest rate sensitivity and limited credit risk.

•	Higher-quality (A1/P1) three-month commercial paper yield spreads relative to Treasuries widened by about 0.20% to approximately 0.40%, which provided additional income.

•	The SEC seven-day yield for the Portfolio’s Administrative Share Class was 3.87% as of December 31, 2005.

4	Annual Report	December 31, 2005

Financial Highlights

Money Market Portfolio (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003	12/31/2002	12/31/2001

Net asset value beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.03	0.01	0.01	0.01	0.04
Net realized/unrealized gain on investments (a)	0.00	0.00	0.00	0.00	0.00
Total income from investment operations	0.03	0.01	0.01	0.01	0.04
Dividends from net investment income	(0.03)	(0.01)	(0.01)	(0.01)	(0.04)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.03)	(0.01)	(0.01)	(0.01)	(0.04)
Net asset value end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.77%	0.89%	0.72%	1.41%	3.83%
Net assets end of year (000s)	$43,434	$32,184	$27,032	$25,850	$12,860
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50	%(b)
Ratio of net investment income to average net assets	2.81%	0.91%	0.70%	1.41%	3.37%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Money Market Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$143,551
Cash	1
Receivable for Portfolio shares sold	106
Interest and dividends receivable	26
143,684

Liabilities:

Payable for Portfolio shares redeemed	$5
Accrued investment advisory fee	19
Accrued administration fee	26
Accrued servicing fee	5
55

Net Assets	$143,629

Net Assets Consist of:

Paid in capital	$143,629
Undistributed net investment income	6
Accumulated undistributed net realized (loss)	(6)
$143,629

Net Assets:

Institutional Class	$100,195
Administrative Class	43,434

Shares Issued and Outstanding:

Institutional Class	100,195
Administrative Class	43,434

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$143,551

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Money Market Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$3,764
Total Income	3,764

Expenses:

Investment advisory fees	163
Administration fees	217
Servicing fees - Administrative Class	57
Trustees’ fees	2
Interest expense	1
Total Expenses	440

Net Investment Income	3,324

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(3)
Net (Loss)	(3)

Net Increase in Net Assets Resulting from Operations	$3,321

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Money Market Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$3,324	$281
Net realized (loss)	(3)	0
Net increase resulting from operations	3,321	281

Distributions to Shareholders:

From net investment income
Institutional Class	(2,245)	0
Administrative Class	(1,076)	(281)

Total Distributions	(3,321)	(281)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	23,543	1
Administrative Class	31,350	23,065

Issued in reorganization
Institutional Class	99,297	0
Administrative Class	0	0

Issued as reinvestment of distributions
Institutional Class	2,245	0
Administrative Class	1,076	281

Cost of shares redeemed
Institutional Class	(24,902)	0
Administrative Class	(21,176)	(18,194)
Net increase resulting from Portfolio share transactions	111,433	5,153

Total Increase in Net Assets	111,433	5,153

Net Assets:

Beginning of period	32,196	27,043
End of period*	$143,629	$32,196

*Including undistributed net investment income of:	$6	$3

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Money Market Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

U.S. GOVERNMENT AGENCIES 3.0%
Fannie Mae
4.267% due 05/22/2006 (a)	$4,300	$4,299

Total U.S. Government Agencies (Cost $4,299)		4,299

SHORT-TERM INSTRUMENTS 96.9%
Commercial Paper 88.0%
ASB Bank Ltd.
4.100% due 02/07/2006	4,300	4,283
Bank of America N.A.
7.125% due 05/01/2006	10	10
Caisse Nationale des Caisses
3.980% due 03/09/2006	2,800	2,780
CDC Commercial Paper, Inc.
4.080% due 01/23/2006	4,300	4,290
Danske Corp.
4.080% due 02/07/2006	4,300	4,283
Dexia Delaware LLC
4.190% due 02/07/2006	5,700	5,677
DnB NORBank ASA
4.440% due 04/21/2006	2,800	2,763
Fannie Mae
3.670% due 01/04/2006	900	900
3.845% due 02/08/2006	4,300	4,283
3.675% due 03/01/2006	2,200	2,187
4.241% due 03/08/2006	13,500	13,397
4.320% due 04/03/2006	7,200	7,122
4.340% due 05/24/2006	1,200	1,180
Fortis Funding LLC
3.965% due 01/30/2006	6,500	6,481
Freddie Mac
3.776% due 01/31/2006	9,400	9,372
3.845% due 03/21/2006	3,900	3,868
4.345% due 05/08/2006	10,700	10,538
4.355% due 05/31/2006	4,400	4,321
General Electric Capital Corp.
4.130% due 01/25/2006	4,000	3,990
HBOS Treasury Services PLC
4.210% due 02/10/2006	4,300	4,281
ING U.S. Funding LLC
4.060% due 01/18/2006	4,300	4,293
Nordea N.A., Inc.
4.160% due 01/19/2006	4,300	4,292
Skandinaviska Enskilda Banken AB
4.190% due 02/03/2006	1,500	1,495
Statens Bostadsfin Bank
3.930% due 03/22/2006	4,200	4,164
Svenska Handelsbanken, Inc.
4.055% due 01/20/2006	4,100	4,092
UBS Finance Delaware LLC
4.290% due 01/03/2006	6,500	6,500
Westpac Trust Securities NZ Ltd.
4.440% due 04/21/2006	5,700	5,624

		126,466

Repurchase Agreements 8.9%
Lehman Brothers, Inc.
3.400% due 01/03/2006	$12,600	$12,600
(Dated 12/30/2005. Collateralized by Treasury Inflation Protected Securities 0.875% due 04/15/2010 valued at $12,883. Repurchase proceeds are $12,605.)
State Street Bank
3.900% due 01/03/2006	186	186

(Dated 12/30/2005. Collateralized by Federal Home Loan Bank 4.375% due 09/17/2010 valued at $190. Repurchase proceeds are $186.)
		12,786

Total Short-Term Instruments (Cost $139,252)		139,252

Total Investments 99.9%		$143,551
(Cost $143,551)
Other Assets and Liabilities (Net) 0.1%		78

Net Assets 100.0%		$143,629

Notes to Schedule of Investments:

(a) Variable rate security.

See accompanying notes	December 31, 2005	Annual Report	9

Notes to Financial Statements

December 31, 2005

1. Organization

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government)

10	Annual Report	December 31, 2005

include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.15%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

December 31, 2005	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2005

4. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	23,543	$23,543	1	$1
Administrative Class	31,350	31,350	23,065	23,065

Issued in reorganization
Institutional Class	99,297	99,297	0	0
Administrative Class	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	2,245	2,245	0	0
Administrative Class	1,076	1,076	281	281

Cost of shares redeemed
Institutional Class	(24,902)	(24,902)	0	0
Administrative Class	(21,176)	(21,176)	(18,194)	(18,194)

Net increase resulting from Portfolio share transactions	111,433	$111,433	5,153	$5,153

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	3	93
Administrative Class	2	96

5. Reorganization

The Acquiring Portfolio (“Money Market Portfolio”), as listed below, acquired the assets and certain liabilities of the Acquired Fund (“CIGNA TimesSquare VP Money Market Fund”), also listed below, in a tax-free exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Portfolio	Acquired Fund	Date	Shares Issued by Acquiring Portfolio	Value of Shares Issued by Acquiring Portfolio	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Portfolio	Total net Assets of Acquiring Portfolio After Acquisition	Acquired Fund’s Unrealized Appreciation
Money Market Portfolio	CIGNA TimesSquare VP Money Market Fund	April 22, 2005	99,297	$99,297	$99,297	$31,353	$130,650	$0

12	Annual Report	December 31, 2005

6. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (1)	Post-October Deferral(2)
$ 7	$0	$0	$0	$(4)	$(3)

(1)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.

(2)	Capital losses realized during the period November 1, 2005 through December 31, 2005 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Expiration of Accumulated Capital Losses

2010	2011	2012	2013
$ 3	$0	$0	$1

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 143,551	$0	$0	$0

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$ 3,321	$0	$0
12/31/04	281	0	0

7. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint

December 31, 2005	Annual Report	13

where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

14	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Money Market Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative share class, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	15

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

16	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	17

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

18	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	19

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

20	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

MONEY MARKET PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, market risk, issuer risk, non-U.S. investment risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-Month Treasury Bill issues. It is not possible to invest directly in the index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Money Market Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

             Money Market Portfolio        Citigroup 3-Month
              Institutional Class         Treasury Bill Index
             ----------------------     ----------------------
04/30/2000          $10,000                   $10,000
05/31/2000           10,050                    10,049
06/30/2000           10,103                    10,096
07/31/2000           10,153                    10,145
08/31/2000           10,207                    10,195
09/30/2000           10,257                    10,246
10/31/2000           10,304                    10,299
11/30/2000           10,366                    10,352
12/31/2000           10,426                    10,407
01/31/2001           10,478                    10,460
02/28/2001           10,523                    10,505
03/31/2001           10,569                    10,552
04/30/2001           10,607                    10,592
05/31/2001           10,649                    10,631
06/30/2001           10,684                    10,665
07/31/2001           10,716                    10,699
08/31/2001           10,752                    10,731
09/30/2001           10,778                    10,762
10/31/2001           10,803                    10,790
11/30/2001           10,824                    10,813
12/31/2001           10,842                    10,832
01/31/2002           10,857                    10,849
02/28/2002           10,872                    10,864
03/31/2002           10,887                    10,879
04/30/2002           10,903                    10,895
05/31/2002           10,919                    10,911
06/30/2002           10,933                    10,927
07/31/2002           10,948                    10,943
08/31/2002           10,964                    10,958
09/30/2002           10,977                    10,974
10/31/2002           10,990                    10,989
11/30/2002           10,999                    11,003
12/31/2002           11,011                    11,016
01/31/2003           11,023                    11,028
02/28/2003           11,032                    11,038
03/31/2003           11,041                    11,049
04/30/2003           11,050                    11,060
05/31/2003           11,059                    11,071
06/30/2003           11,067                    11,081
07/31/2003           11,074                    11,090
08/31/2003           11,081                    11,099
09/30/2003           11,087                    11,108
10/31/2003           11,095                    11,117
11/30/2003           11,101                    11,126
12/31/2003           11,108                    11,134
01/31/2004           11,115                    11,143
02/29/2004           11,121                    11,151
03/31/2004           11,128                    11,160
04/30/2004           11,135                    11,169
05/31/2004           11,141                    11,178
06/30/2004           11,149                    11,187
07/31/2004           11,158                    11,198
08/31/2004           11,168                    11,210
09/30/2004           11,180                    11,223
10/31/2004           11,193                    11,238
11/30/2004           11,207                    11,254
12/31/2004           11,226                    11,273
01/31/2005           11,243                    11,293
02/28/2005           11,261                    11,313
03/31/2005           11,283                    11,336
04/30/2005           11,306                    11,361
05/31/2005           11,331                    11,388
06/30/2005           11,357                    11,415
07/31/2005           11,385                    11,444
08/31/2005           11,415                    11,474
09/30/2005           11,448                    11,506
10/31/2005           11,480                    11,539
11/30/2005           11,515                    11,574
12/31/2005           11,554                    11,611

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

Commercial Paper	88.1%
Repurchase Agreements	8.9%
U.S. Government Agencies	3.0%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		7-Day Yield	30-Day Yield	1 Year	5 Year	Portfolio Inception (04/10/00)*
	Money Market Portfolio Institutional Class	4.02%	3.90%	2.93%	2.08%	2.61%
- - - - - - - -	Citigroup 3-Month Treasury Bill Index	—	—	3.00%	2.21%	2.71%
	All Portfolio returns are net of fees and expenses. * The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Past performance is no guarantee of future results. The performance quoted represents past performance. Money market funds are not insured or guaranteed by the FDIC or any other government agency, and although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,017.40	$1,023.44
Expenses Paid During Period†	$1.78	$1.79

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Money Market Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

•	The Portfolio’s Institutional Class shares returned 2.93% for the twelve-months ended December 31, 2005, underperforming the Citigroup 3-Month Treasury Bill Index return of 3.00% for the same period.

•	The Portfolio emphasizes high-quality commercial paper, shorter-term agency and high-quality corporate debt issues due to strong liquidity, attractive yields and limited credit risks.

•	High-quality (A1/P1) commercial paper yields rose approximately 2.00% for three-month maturities, reflecting similar Federal Reserve rate increases.

•	U.S. and non-U.S. issued high-quality (A1/P1) commercial paper was emphasized due to attractive yields, modest interest rate sensitivity and limited credit risk.

•	Higher-quality (A1/P1) three-month commercial paper yield spreads relative to Treasuries widened by about 0.20% to approximately 0.40%, which provided additional income.

•	The SEC seven-day yield for the Portfolio’s Institutional Class shares was 4.02% as of December 31, 2005.

4	Annual Report	December 31, 2005

Financial Highlights

Money Market Portfolio (Institutional Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003	12/31/2002	12/31/2001

Net asset value beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.03	0.01	0.01	0.02	0.04
Net realized/unrealized gain on investments (a)	0.00	0.00	0.00	0.00	0.00
Total income from investment operations	0.03	0.01	0.01	0.02	0.04
Dividends from net investment income	(0.03)	(0.01)	(0.01)	(0.02)	(0.04)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.03)	(0.01)	(0.01)	(0.02)	(0.04)
Net asset value end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	2.93%	1.06%	0.88%	1.56%	3.99%
Net assets end of year (000s)	$100,195	$12	$11	$11	$11
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	3.23%	1.04%	0.85%	1.58%	4.59%

(a)	Per share amounts based on average number of shares outstanding during the period.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Money Market Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$143,551
Cash	1
Receivable for Portfolio shares sold	106
Interest and dividends receivable	26
143,684

Liabilities:

Payable for Portfolio shares redeemed	$5
Accrued investment advisory fee	19
Accrued administration fee	26
Accrued servicing fee	5
55

Net Assets	$143,629

Net Assets Consist of:

Paid in capital	$143,629
Undistributed net investment income	6
Accumulated undistributed net realized (loss)	(6)
$143,629

Net Assets:

Institutional Class	$100,195
Administrative Class	43,434

Shares Issued and Outstanding:

Institutional Class	100,195
Administrative Class	43,434

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$143,551

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Money Market Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$3,764
Total Income	3,764

Expenses:

Investment advisory fees	163
Administration fees	217
Servicing fees - Administrative Class	57
Trustees’ fees	2
Interest expense	1
Total Expenses	440

Net Investment Income	3,324

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(3)
Net (Loss)	(3)

Net Increase in Net Assets Resulting from Operations	$3,321

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Money Market Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$3,324	$281
Net realized (loss)	(3)	0
Net increase resulting from operations	3,321	281

Distributions to Shareholders:

From net investment income
Institutional Class	(2,245)	0
Administrative Class	(1,076)	(281)

Total Distributions	(3,321)	(281)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	23,543	1
Administrative Class	31,350	23,065

Issued in reorganization
Institutional Class	99,297	0
Administrative Class	0	0

Issued as reinvestment of distributions
Institutional Class	2,245	0
Administrative Class	1,076	281

Cost of shares redeemed
Institutional Class	(24,902)	0
Administrative Class	(21,176)	(18,194)
Net increase resulting from Portfolio share transactions	111,433	5,153

Total Increase in Net Assets	111,433	5,153

Net Assets:

Beginning of period	32,196	27,043
End of period*	$143,629	$32,196

*Including undistributed net investment income of:	$6	$3

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Money Market Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

U.S. GOVERNMENT AGENCIES 3.0%
Fannie Mae
4.267% due 05/22/2006 (a)	$4,300	$4,299

Total U.S. Government Agencies (Cost $4,299)		4,299

SHORT-TERM INSTRUMENTS 96.9%
Commercial Paper 88.0%
ASB Bank Ltd.
4.100% due 02/07/2006	4,300	4,283
Bank of America N.A.
7.125% due 05/01/2006	10	10
Caisse Nationale des Caisses
3.980% due 03/09/2006	2,800	2,780
CDC Commercial Paper, Inc.
4.080% due 01/23/2006	4,300	4,290
Danske Corp.
4.080% due 02/07/2006	4,300	4,283
Dexia Delaware LLC
4.190% due 02/07/2006	5,700	5,677
DnB NORBank ASA
4.440% due 04/21/2006	2,800	2,763
Fannie Mae
3.670% due 01/04/2006	900	900
3.845% due 02/08/2006	4,300	4,283
3.675% due 03/01/2006	2,200	2,187
4.241% due 03/08/2006	13,500	13,397
4.320% due 04/03/2006	7,200	7,122
4.340% due 05/24/2006	1,200	1,180
Fortis Funding LLC
3.965% due 01/30/2006	6,500	6,481
Freddie Mac
3.776% due 01/31/2006	9,400	9,372
3.845% due 03/21/2006	3,900	3,868
4.345% due 05/08/2006	10,700	10,538
4.355% due 05/31/2006	4,400	4,321
General Electric Capital Corp.
4.130% due 01/25/2006	4,000	3,990
HBOS Treasury Services PLC
4.210% due 02/10/2006	4,300	4,281
ING U.S. Funding LLC
4.060% due 01/18/2006	4,300	4,293
Nordea N.A., Inc.
4.160% due 01/19/2006	4,300	4,292
Skandinaviska Enskilda Banken AB
4.190% due 02/03/2006	1,500	1,495
Statens Bostadsfin Bank
3.930% due 03/22/2006	4,200	4,164
Svenska Handelsbanken, Inc.
4.055% due 01/20/2006	4,100	4,092
UBS Finance Delaware LLC
4.290% due 01/03/2006	6,500	6,500
Westpac Trust Securities NZ Ltd.
4.440% due 04/21/2006	5,700	5,624

		126,466

Repurchase Agreements 8.9%
Lehman Brothers, Inc.
3.400% due 01/03/2006	$12,600	$12,600
(Dated 12/30/2005. Collateralized by Treasury Inflation Protected Securities 0.875% due 04/15/2010 valued at $12,883. Repurchase proceeds are $12,605.)
State Street Bank
3.900% due 01/03/2006	186	186

(Dated 12/30/2005. Collateralized by Federal Home Loan Bank 4.375% due 09/17/2010 valued at $190. Repurchase proceeds are $186.)
		12,786

Total Short-Term Instruments (Cost $139,252)		139,252

Total Investments 99.9%		$143,551
(Cost $143,551)
Other Assets and Liabilities (Net) 0.1%		78

Net Assets 100.0%		$143,629

Notes to Schedule of Investments:

(a) Variable rate security.

See accompanying notes	December 31, 2005	Annual Report	9

Notes to Financial Statements

December 31, 2005

1. Organization

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government)

10	Annual Report	December 31, 2005

include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.15%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

December 31, 2005	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2005

4. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	23,543	$23,543	1	$1
Administrative Class	31,350	31,350	23,065	23,065

Issued in reorganization
Institutional Class	99,297	99,297	0	0
Administrative Class	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	2,245	2,245	0	0
Administrative Class	1,076	1,076	281	281

Cost of shares redeemed
Institutional Class	(24,902)	(24,902)	0	0
Administrative Class	(21,176)	(21,176)	(18,194)	(18,194)

Net increase resulting from Portfolio share transactions	111,433	$111,433	5,153	$5,153

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	3	93
Administrative Class	2	96

5. Reorganization

The Acquiring Portfolio (“Money Market Portfolio”), as listed below, acquired the assets and certain liabilities of the Acquired Fund (“CIGNA TimesSquare VP Money Market Fund”), also listed below, in a tax-free exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Portfolio	Acquired Fund	Date	Shares Issued by Acquiring Portfolio	Value of Shares Issued by Acquiring Portfolio	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Portfolio	Total net Assets of Acquiring Portfolio After Acquisition	Acquired Fund’s Unrealized Appreciation
Money Market Portfolio	CIGNA TimesSquare VP Money Market Fund	April 22, 2005	99,297	$99,297	$99,297	$31,353	$130,650	$0

12	Annual Report	December 31, 2005

6. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses (1)	Post-October Deferral(2)
$ 7	$0	$0	$0	$(4)	$(3)

(1)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.

(2)	Capital losses realized during the period November 1, 2005 through December 31, 2005 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Expiration of Accumulated Capital Losses

2010	2011	2012	2013
$ 3	$0	$0	$1

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 143,551	$0	$0	$0

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$ 3,321	$0	$0
12/31/04	281	0	0

7. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint

December 31, 2005	Annual Report	13

where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

14	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Money Market Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional share class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	15

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

16	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	17

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

18	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	19

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

20	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

REAL RETURN PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

Lehman Brothers U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Real Return Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                      Real Return Portfolio       Lehman Brothers
                      Administrative Class        U.S. TIPS Index
                      --------------------        ---------------
09/30/1999                $10,000                    $10,000
10/31/1999                 10,013                     10,020
11/30/1999                 10,090                     10,081
12/31/1999                  9,997                     10,000
01/31/2000                 10,060                     10,045
02/29/2000                 10,131                     10,139
03/31/2000                 10,441                     10,434
04/30/2000                 10,545                     10,573
05/31/2000                 10,489                     10,545
06/30/2000                 10,655                     10,678
07/31/2000                 10,737                     10,769
08/31/2000                 10,822                     10,849
09/30/2000                 10,913                     10,905
10/31/2000                 11,100                     11,037
11/30/2000                 11,269                     11,197
12/31/2000                 11,407                     11,318
01/31/2001                 11,711                     11,555
02/28/2001                 11,902                     11,750
03/31/2001                 12,000                     11,863
04/30/2001                 12,122                     11,929
05/31/2001                 12,263                     12,070
06/30/2001                 12,247                     12,056
07/31/2001                 12,461                     12,257
08/31/2001                 12,534                     12,274
09/30/2001                 12,659                     12,345
10/31/2001                 12,963                     12,638
11/30/2001                 12,625                     12,357
12/31/2001                 12,506                     12,212
01/31/2002                 12,579                     12,284
02/28/2002                 12,734                     12,471
03/31/2002                 12,667                     12,393
04/30/2002                 13,045                     12,732
05/31/2002                 13,260                     12,934
06/30/2002                 13,436                     13,117
07/31/2002                 13,710                     13,334
08/31/2002                 14,199                     13,811
09/30/2002                 14,557                     14,159
10/31/2002                 14,187                     13,781
11/30/2002                 14,191                     13,771
12/31/2002                 14,728                     14,234
01/31/2003                 14,778                     14,342
02/28/2003                 15,360                     14,879
03/31/2003                 15,126                     14,638
04/30/2003                 15,102                     14,600
05/31/2003                 15,843                     15,293
06/30/2003                 15,729                     15,136
07/31/2003                 15,023                     14,438
08/31/2003                 15,298                     14,697
09/30/2003                 15,815                     15,183
10/31/2003                 15,890                     15,265
11/30/2003                 15,872                     15,275
12/31/2003                 16,029                     15,430
01/31/2004                 16,246                     15,607
02/29/2004                 16,644                     15,968
03/31/2004                 16,888                     16,223
04/30/2004                 16,106                     15,436
05/31/2004                 16,388                     15,714
06/30/2004                 16,397                     15,721
07/31/2004                 16,552                     15,868
08/31/2004                 16,943                     16,293
09/30/2004                 16,999                     16,326
10/31/2004                 17,187                     16,489
11/30/2004                 17,169                     16,449
12/31/2004                 17,458                     16,736
01/31/2005                 17,415                     16,738
02/28/2005                 17,387                     16,666
03/31/2005                 17,432                     16,681
04/30/2005                 17,723                     17,000
05/31/2005                 17,829                     17,117
06/30/2005                 17,883                     17,189
07/31/2005                 17,544                     16,829
08/31/2005                 17,958                     17,217
09/30/2005                 17,912                     17,193
10/31/2005                 17,684                     16,973
11/30/2005                 17,638                     17,002
12/31/2005                 17,824                     17,212

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	47.4%
Short-Term Instruments	33.1%
U.S. Government Agencies	9.6%
Asset-Backed Securities	5.1%
Other	4.8%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (09/30/99)
	Real Return Portfolio Administrative Class	2.09%	9.34%	9.68%
- - - - - - -	Lehman Brothers U.S. TIPS Index	2.84%	8.74%	9.07%
	All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$996.70	$1,021.93
Expenses Paid During Period†	$3.27	$3.31

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, or government-sponsored enterprises and corporations.

•	For the twelve-month period ended December 31, 2005, the Portfolio’s Administrative Class shares returned 2.09%, underperforming the 2.84% return for the Lehman Brothers U.S. TIPS Index.

•	For the period, ten-year real yields increased by 0.42%, compared to a 0.12% increase for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a Treasury Inflation-Protected Securities (“TIPS”) and a nominal yield on a Treasury of the same maturity, was 2.32% at December 31, 2005 for the ten-year maturity. This compares to a breakeven yield of 2.62% on December 31, 2004. The twelve-month CPI-U change for the period ended December 31, 2005 was 3.42%.

•	The effective duration of the Portfolio was 6.80 years on December 31, 2005 compared to a duration of 5.39 years for the benchmark.

•	The Portfolio’s net short exposure to nominal bonds during the first two months of the period (primarily via pay-fixed interest rate swaps) was positive to performance as nominal yields rose over that period.

•	The Portfolio’s emphasis on European nominal bonds for most of the period was positive as nominal yields in Europe fell while yields rose in the U.S.

•	Modest exposure to emerging market bonds was positive to performance as spreads on emerging market bonds narrowed relative to treasuries. The spread on the EMBI Global Bond Index narrowed 1.10% relative to Treasuries.

•	Overweight short maturity TIPS for a majority of the period was a significant negative due to the real yield curve flattening.

•	Mortgage holdings during the second half of the period was negative as this sector underperformed duration matched Treasuries. Both negative attributes combined to outweigh all positives attributes for the Portfolio, which led to underperformance versus the benchmark.

4	Annual Report	December 31, 2005

Financial Highlights

Real Return Portfolio (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2005		12/31/2004	12/31/2003		12/31/2002		12/31/2001

Net asset value beginning of year	$12.92		$12.36	$11.90		$10.56		$10.34
Net investment income (a)	0.36		0.13	0.27		0.48		0.61
Net realized/unrealized gain (loss) on investments (a)	(0.09)		0.97	0.77		1.36		0.38
Total income from investment operations	0.27		1.10	1.04		1.84		0.99
Dividends from net investment income	(0.36)		(0.13)	(0.32)		(0.48)		(0.63)
Distributions from net realized capital gains	(0.14)		(0.41)	(0.26)		(0.02)		(0.14)
Total distributions	(0.50)		(0.54)	(0.58)		(0.50)		(0.77)
Net asset value end of year	$12.69		$12.92	$12.36		$11.90		$10.56
Total return	2.09%		8.92%	8.84%		17.77%		9.63%
Net assets end of year (000s)	$1,012,042		$636,565	$275,029		$90,724		$7,406
Ratio of net expenses to average net assets	0.66	%(c)	0.65%	0.66	%(c)	0.66	%(c)	0.66	%(b)(c)
Ratio of net investment income to average net assets	2.79%		1.03%	2.21%		4.19%		5.63%
Portfolio turnover rate	1102%		1064%	738%		87%		58%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.67%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Real Return Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$2,155,776
Cash	3
Foreign currency, at value	428
Receivable for investments sold on delayed-delivery basis	12,076
Receivable for Portfolio shares sold	1,323
Interest and dividends receivable	4,038
Variation margin receivable	51
Swap premiums paid	1,417
Unrealized appreciation on swap agreements	2,222
Other assets	3,727
2,181,061

Liabilities:

Payable for investments purchased	$80,271
Payable for investments purchased on delayed-delivery basis	1,031,713
Unrealized depreciation on forward foreign currency contracts	259
Payable for short sales	7,700
Written options outstanding	30
Payable for Portfolio shares redeemed	1,247
Dividends payable	8
Accrued investment advisory fee	235
Accrued administration fee	235
Accrued servicing fee	123
Variation margin payable	2
Swap premiums received	849
Unrealized depreciation on swap agreements	1,688
1,124,360

Net Assets	$1,056,701

Net Assets Consist of:

Paid in capital	$1,049,751
Undistributed net investment income	5,856
Accumulated undistributed net realized (loss)	(1,534)
Net unrealized appreciation	2,628
$1,056,701

Net Assets:

Institutional Class	$44,659
Administrative Class	1,012,042

Shares Issued and Outstanding:

Institutional Class	3,518
Administrative Class	79,733

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$12.69
Administrative Class	12.69

Cost of Investments Owned	$2,156,551
Cost of Foreign Currency Held	$428
Proceeds Received on Short Sales	$7,502
Premiums Received on Written Options	$34

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Real Return Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$30,793
Dividends	28
Miscellaneous income	9
Total Income	30,830

Expenses:

Investment advisory fees	2,235
Administration fees	2,235
Servicing fees - Administrative Class	1,277
Trustees’ fees	19
Interest expense	104
Total Expenses	5,870

Net Investment Income	24,960

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(1,509)
Net realized gain on futures contracts, options and swaps	2,105
Net realized (loss) on foreign currency transactions	(75)
Net change in unrealized (depreciation) on investments	(5,473)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(1,190)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(247)
Net (Loss)	(6,389)

Net Increase in Net Assets Resulting from Operations	$18,571

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Real Return Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$24,960	$5,024
Net realized gain	521	31,190
Net change in unrealized appreciation (depreciation)	(6,910)	5,345
Net increase resulting from operations	18,571	41,559

Distributions to Shareholders:

From net investment income
Institutional Class	(1,276)	(377)
Administrative Class	(24,317)	(4,727)

From net realized capital gains
Institutional Class	(483)	(1,136)
Administrative Class	(10,897)	(18,914)

Total Distributions	(36,973)	(25,154)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	11,510	9,086
Administrative Class	460,693	410,791

Issued as reinvestment of distributions
Institutional Class	1,759	1,513
Administrative Class	35,153	23,649

Cost of shares redeemed
Institutional Class	(4,483)	(1,745)
Administrative Class	(102,785)	(88,012)
Net increase resulting from Portfolio share transactions	401,847	355,282

Total Increase in Net Assets	383,445	371,687

Net Assets:

Beginning of period	673,256	301,569
End of period*	$1,056,701	$673,256

*Including undistributed net investment income of:	$5,856	$16,372

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Real Return Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 4.1%
Banking & Finance 3.7%
Atlantic & Western Re Ltd.
10.519% due 01/09/2007 (a)	$1,400	$1,400
10.769% due 01/09/2009 (a)	900	898
BAE Systems Holdings, Inc.
4.740% due 08/15/2008 (a)	300	300
Ford Motor Credit Co.
6.875% due 02/01/2006	1,500	1,497
5.290% due 11/16/2006 (a)	300	291
5.450% due 03/21/2007 (a)	6,400	6,098
General Electric Capital Corp.
4.480% due 03/04/2008 (a)	2,800	2,803
4.500% due 12/12/2008 (a)	900	900
General Motors Acceptance Corp.
6.750% due 12/01/2014	1,600	1,442
Goldman Sachs Group, Inc.
4.331% due 08/01/2006 (a)	2,800	2,802
4.300% due 06/28/2010 (a)	4,700	4,722
Morgan Stanley Warehouse Facilities
4.719% due 08/16/2006 (a)	6,200	6,200
NiSource Finance Corp.
4.950% due 11/23/2009 (a)	800	803
Phoenix Quake Wind Ltd.
6.504% due 07/03/2008 (a)	2,500	2,544
Residential Reinsurance Ltd.
9.360% due 06/08/2006 (a)	1,000	961
Resona Bank Ltd.
5.850% due 09/29/2049 (a)	300	299
Toyota Motor Credit Corp.
4.310% due 09/18/2006 (a)	4,600	4,601
Travelers Property Casualty Corp.
3.750% due 03/15/2008	100	98
Vita Capital Ltd.
5.404% due 01/01/2007 (a)	700	701

		39,360

Industrials 0.4%
DaimlerChrysler N.A. Holding Corp.
4.700% due 03/07/2007 (a)	3,500	3,498
Pemex Project Funding Master Trust
7.375% due 12/15/2014	500	557
8.625% due 02/01/2022	200	247

		4,302

Utilities 0.0%
Cleveland Electric Illuminating Co.
6.860% due 10/01/2008	100	104

Total Corporate Bonds & Notes (Cost $43,913)		43,766

MUNICIPAL BONDS & NOTES 0.1%

Badger, Wisconsin Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2017	475	498

Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	500	524

Total Municipal Bonds & Notes (Cost $877)		1,022

U.S. GOVERNMENT AGENCIES 19.5%

Fannie Mae
4.197% due 11/01/2034 (a)	8,842	8,746
4.325% due 09/07/2006 (a)	27,600	27,603
4.363% due 03/01/2044 (a)	16,729	16,838
4.375% due 09/21/2006 (a)	14,100	14,100
4.529% due 08/25/2034 (a)	1,517	1,515
4.643% due 07/01/2035 (a)	1,300	1,292
4.762% due 01/01/2035 (a)	963	959

5.394% due 11/01/2024 (a)	$24	$24
5.500% due 03/01/2034-01/12/2036 (d)	96,181	95,260
Freddie Mac
4.509% due 08/25/2031 (a)	330	332
4.526% due 10/25/2044-02/25/2045 (a)(d)	32,502	32,708
4.719% due 12/15/2030 (a)	668	670
Small Business Administration
4.504% due 02/01/2014	2,062	2,014
4.880% due 11/01/2024	4,057	4,024

Total U.S. Government Agencies (Cost $205,883)		206,085

U.S. TREASURY OBLIGATIONS 96.8%

Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007	2,124	2,140
3.625% due 01/15/2008	24,630	25,298
3.875% due 01/15/2009	72,787	76,523
4.250% due 01/15/2010	49,359	53,524
0.875% due 04/15/2010	68,235	64,890
3.500% due 01/15/2011	47,532	50,814
3.375% due 01/15/2012	4,458	4,795
3.000% due 07/15/2012	83,765	88,594
1.875% due 07/15/2013	42,456	41,889
2.000% due 01/15/2014	103,574	103,020
2.000% due 07/15/2014	126,728	126,060
1.625% due 01/15/2015	13,785	13,285
1.875% due 07/15/2015	57,182	56,253
2.375% due 01/15/2025	92,185	96,917
3.625% due 04/15/2028	65,048	83,933
3.875% due 04/15/2029	74,039	99,929
3.375% due 04/15/2032	2,230	2,902
U.S. Treasury Bonds
8.875% due 08/15/2017	1,000	1,390
6.625% due 02/15/2027	1,300	1,650
U.S. Treasury Notes
4.250% due 11/15/2014	8,200	8,107
4.125% due 05/15/2015	600	587
4.500% due 11/15/2015	20,000	20,170

Total U.S. Treasury Obligations (Cost $1,024,061)		1,022,670

MORTGAGE-BACKED SECURITIES 3.6%

Bank of America Mortgage Securities, Inc.
6.500% due 02/25/2033	266	267
Bear Stearns Adjustable Rate Mortgage Trust
4.203% due 01/25/2034 (a)	3,356	3,333
Citigroup Mortgage Loan Trust, Inc.
4.900% due 12/25/2035 (a)	300	298
Countrywide Home Loan Mortgage Pass-Through Trust
4.719% due 06/25/2035 (a)	978	980
CS First Boston Mortgage Securities Corp.
4.938% due 05/15/2010	1,300	1,302
First Horizon Alternative Mortgage Securities
4.768% due 06/25/2034 (a)	1,332	1,323
GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	8,929	8,755
GGP Mall Properties Trust
5.007% due 11/15/2011	1,441	1,443
Greenpoint Mortgage Funding Trust
4.599% due 05/25/2045 (a)	2,614	2,611
4.649% due 11/25/2045 (a)	1,737	1,736
GSR Mortgage Loan Trust
4.541% due 09/25/2035 (a)	2,643	2,601
Mellon Residential Funding Corp.
4.809% due 12/15/2030 (a)	1,119	1,120
SACO I, Inc.
4.330% due 10/25/2033 (a)	2,906	2,908
Sequoia Mortgage Trust
4.720% due 10/19/2026 (a)	708	709

Structured Adjustable Rate Mortgage Loan Trust
4.499% due 03/25/2035 (a)	$318	$318
Washington Mutual, Inc.
4.669% due 10/25/2045 (a)	7,536	7,540
4.639% due 12/25/2045 (a)	989	993

Total Mortgage-Backed Securities (Cost $38,314)		38,237

ASSET-BACKED SECURITIES 10.4%

AAA Trust
4.479% due 11/26/2035 (a)	1,144	1,145
ACE Securities Corp.
4.489% due 10/25/2035 (a)	4,565	4,569
Aegis Asset-Backed Securities Trust
4.579% due 09/25/2034 (a)	598	598
Argent Securities, Inc.
4.499% due 10/25/2035 (a)	1,750	1,751
4.519% due 12/25/2035 (a)	6,085	6,087
Asset-Backed Securities Corp. Home Equity
4.489% due 02/25/2035 (a)	533	533
Asset-Backed Funding Certificates
4.489% due 08/25/2035 (a)	2,043	2,044
Bayview Financial Acquisition Trust
4.829% due 08/28/2034 (a)	1,897	1,901
Bear Stearns Asset-Backed Securities, Inc.
4.589% due 01/25/2029 (a)	740	741
4.579% due 09/25/2034 (a)	1,804	1,807
4.719% due 01/25/2036 (a)	400	400
4.829% due 03/25/2043 (a)	327	327
Carrington Mortgage Loan Trust
4.469% due 05/25/2035 (a)	1,950	1,951
4.459% due 06/25/2035 (a)	203	203
Equity One ABS, Inc.
4.679% due 04/25/2034 (a)	619	621
FBR Securitization Trust
4.499% due 09/25/2035 (a)	2,208	2,209
4.559% due 09/25/2035 (a)	2,400	2,402
4.489% due 10/25/2035 (a)	11,345	11,353
4.499% due 10/25/2035 (a)	1,218	1,219
First NLC Trust
4.489% due 12/25/2035 (a)	2,423	2,424
First USA Credit Card Master Trust
4.560% due 10/20/2008 (a)	2,900	2,903
Ford Credit Auto Owner Trust
4.240% due 03/15/2008	1,700	1,694
Fremont Home Loan Trust
4.460% due 01/25/2036 (a)	4,900	4,908
GSAMP Trust
4.669% due 03/25/2034 (a)	472	472
4.489% due 01/25/2036 (a)	4,070	4,073
GSR Mortgage Loan Trust
4.480% due 12/25/2030 (a)	2,000	2,001
Home Equity Asset Trust
4.489% due 02/25/2036 (a)	1,155	1,156
Indymac Residential Asset-Backed Trust
4.470% due 03/25/2036 (a)	1,700	1,700
Long Beach Mortgage Loan Trust
4.579% due 11/25/2034 (a)	1,813	1,815
Merrill Lynch Mortgage Investors, Inc.
4.479% due 06/25/2036 (a)	3,421	3,421
4.536% due 06/25/2036 (a)	3,100	3,098
Morgan Stanley ABS Capital I
4.529% due 11/25/2034 (a)	992	993
New Century Home Equity Loan Trust
4.489% due 09/25/2035 (a)	1,224	1,225
4.499% due 10/25/2035 (a)	280	280
Option One Mortgage Loan Trust
4.291% due 11/25/2035 (a)	1,755	1,756
Park Place Securities, Inc.
4.549% due 02/25/2035 (a)	632	633
People’s Choice Home Loan Securities Trust
4.489% due 05/25/2035 (a)	505	506

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Real Return Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Quest Trust
4.559% due 03/25/2035 (a)		$164	$164
Redwood Capital Ltd.
6.354% due 01/01/2006 (a)		1,000	1,001
7.904% due 01/01/2006 (a)		1,000	1,001
Renaissance Home Equity Loan Trust
4.759% due 12/25/2032 (a)		373	374
4.529% due 10/25/2035 (a)		370	370
Residential Asset Mortgage Products, Inc.
4.539% due 09/25/2013 (a)		973	973
4.489% due 01/25/2025 (a)		247	247
4.719% due 11/25/2033 (a)		2,134	2,135
Residential Asset Securities Corp.
4.479% due 05/25/2027 (a)		574	574
4.679% due 01/25/2034 (a)		19	19
Residential Funding Mortgage Securities II, Inc.
4.519% due 09/25/2035 (a)		2,825	2,827
SG Mortgage Securities Trust
4.479% due 09/25/2035 (a)		96	96
SLM Student Loan Trust
4.257% due 01/25/2013 (a)		1,600	1,599
4.220% due 07/25/2013 (a)		1,144	1,144
Soundview Home Equity Loan Trust
4.489% due 05/25/2035 (a)		2,701	2,702
Structured Asset Investment Loan Trust
4.469% due 07/25/2035 (a)		515	515
Structured Asset Securities Corp.
4.900% due 04/25/2035 (a)		2,131	2,088
4.509% due 12/25/2035 (a)		3,491	3,493
Truman Capital Mortgage Loan Trust
4.719% due 01/25/2034 (a)		165	166
Wachovia Auto Owner Trust
4.820% due 02/20/2009		9,800	9,809
Wachovia Mortgage Loan Trust LLC
4.489% due 10/25/2035 (a)		1,938	1,939

Total Asset-Backed Securities (Cost $110,119)			110,155

SOVEREIGN ISSUES 1.0%

Brazilian Government International Bond
5.188% due 04/15/2006 (a)		32	32
5.250% due 04/15/2009 (a)		82	82
11.000% due 01/11/2012		1,100	1,345
5.250% due 04/15/2012 (a)		688	681
11.000% due 08/17/2040		300	387
Colombia Government International Bond
10.000% due 01/23/2012		350	418
Mexico Government International Bond
6.375% due 01/16/2013		700	746
Russia Government International Bond
8.250% due 03/31/2010		1,300	1,387
5.000% due 03/31/2030 (a)		4,500	5,091

Total Sovereign Issues (Cost $9,412)			10,169

FOREIGN CURRENCY-DENOMINATED ISSUES (j) 0.9%

Canadian Government Bond
3.000% due 12/01/2036 (b)	C$	524	621
France Government International Bond
5.000% due 01/12/2006	EC	390	462
3.000% due 07/25/2012 (b)		1,628	2,161
Italy Government International Bond
2.150% due 09/15/2014 (b)		527	665
Netherlands Government Bond
6.000% due 01/15/2006		2,500	2,963
Pylon Ltd.
3.975% due 12/18/2008 (a)		700	842
6.375% due 12/22/2008 (a)		1,100	1,314

Total Foreign Currency-Denominated Issues (Cost $9,186)			9,028

PURCHASED PUT OPTIONS 0.0%

Treasury Inflation Protected Securities (OTC)
3.000% due 07/15/2012
Strike @ $87.00 Exp. 01/17/2006	$80,000	$0
Strike @ $85.938 Exp. 01/27/2006	70,000	0
Strike @ $85.906 Exp. 02/22/2006	66,200	0
3.625% due 04/15/2028
Strike @ $93.00 Exp. 01/17/2006	45,000	0

Total Purchased Put Options (Cost $61)		0

PREFERRED STOCK 0.0%
	Shares

Fannie Mae
7.000% due 12/31/2049 (a)	7,200	394

Total Preferred Stock (Cost $360)		394

SHORT-TERM INSTRUMENTS (j) 67.6%
	Principal Amount (000s)
Commercial Paper 50.9%
ASB Bank Ltd.
4.185% due 02/07/2006	$27,800	27,687
Bank of Ireland
3.960% due 01/27/2006	3,900	3,890
4.330% due 02/23/2006	27,100	26,934
Barclays U.S. Funding Corp.
4.055% due 02/06/2006	500	498
4.155% due 02/21/2006	6,300	6,264
4.410% due 03/29/2006	24,800	24,530
BNP Paribas Finance
4.118% due 02/21/2006	27,600	27,445
CDC Commercial Paper, Inc.
4.195% due 02/09/2006	500	498
4.190% due 02/16/2006	18,300	18,206
4.280% due 02/22/2006	10,800	10,736
4.440% due 04/19/2006	2,300	2,269
Cox Communications, Inc.
3.688% due 01/17/2006	1,100	1,100
Danske Corp.
3.990% due 01/09/2006	500	500
4.280% due 01/09/2006	26,300	26,281
Dexia Delaware LLC
4.280% due 01/10/2006	3,500	3,497
4.160% due 02/01/2006	27,800	27,707
DnB NORBank ASA
4.165% due 02/03/2006	27,800	27,700
Federal Home Loan Bank
3.350% due 01/03/2006	28,900	28,900
Fortis Funding LLC
3.965% due 01/30/2006	27,400	27,319
General Electric Capital Corp.
4.170% due 02/01/2006	4,300	4,286
HBOS Treasury Services PLC
4.175% due 02/07/2006	27,800	27,687
4.355% due 03/06/2006	3,500	3,472
National Australia Funding, Inc.
4.290% due 01/18/2006	28,670	28,619
Rabobank USA Financial Corp.
4.290% due 01/03/2006	4,400	4,400
Skandinaviska Enskilda Banken AB
4.070% due 01/19/2006	400	399
4.170% due 02/03/2006	3,500	3,487
Societe Generale N.A.
4.310% due 01/03/2006	28,000	28,000
4.145% due 02/01/2006	3,500	3,488

Statens Bostadsfin Bank
4.340% due 03/06/2006	$28,400	$28,173
Svenska Handelsbanken, Inc.
4.160% due 02/02/2006	27,830	27,734
Toyota Motor Credit Corp.
4.380% due 03/21/2006	28,500	28,218
UBS Finance Delaware LLC
4.190% due 01/03/2006	400	400
4.290% due 01/03/2006	31,200	31,200
Westpac Capital Corp.
4.055% due 01/17/2006	25,100	25,060
4.310% due 02/28/2006	1,200	1,192

		537,776

Repurchase Agreements 14.5%
Credit Suisse First Boston
3.400% due 01/03/2006	150,000	150,000

(Dated 12/30/2005. Collateralized by U.S. Treasury Note 2.625% due 03/15/2009 valued at $153,378. Repurchase proceeds are $150,057.)

State Street Bank
3.900% due 01/03/2006	3,840	3,840

(Dated 12/30/2005. Collateralized by Fannie Mae 5.000% due 01/15/2007 valued at $3,922. Repurchase proceeds are $3,842.)

			153,840

French Treasury Bills 1.2%
2.031% due 01/26/2006-03/23/2006 (d)	EC	10,390	12,282

Dutch Treasury Bill 0.7%
2.187% due 02/28/2006		6,430	7587

U.S. Treasury Bills 0.3%
3.853% due 03/02/2006-03/16/2006 (d)(e)(f)		$2,790	2,765

Total Short-Term Instruments (Cost $714,365)			714,250

Total Investments (c) 204.0%			$2,155,776
(Cost $2,156,551)
Written Options (h) (0.0%)			(30)
(Premiums $34)
Other Assets and Liabilities (Net) (104.0%)			(1,099,045)

Net Assets 100.0%			$1,056,701

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2005, portfolio securities with an aggregate market value of $20,215 were valued with reference to securities whose prices are more readily obtainable.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $1,238 have been pledged as collateral for swap and swaption contracts on December 31, 2005.

10	Annual Report	December 31, 2005	See accompanying notes

(f) Securities with an aggregate market value of $535 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description			Type	Expiration Month	# of Contracts		Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures			Long	06/2006		68	$16
Euro-Bund 10-Year Note Futures			Short	03/2006		97	(70)
U.S. Treasury 5-Year Note Futures			Long	03/2006		252	61
U.S. Treasury 10-Year Note Futures			Long	03/2006		2	2
U.S. Treasury 30-Year Bond Futures			Short	03/2006		239	(553)

							$(544)

(g) Swap agreements outstanding on December 31, 2005: Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	6-month BP-LIBOR	Pay	5.000%	06/15/2008	BP	5,000	$106
Barclays Bank PLC	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EC	2,500	21
Barclays Bank PLC	6-month EC-LIBOR	Pay	5.000%	06/17/2015		2,600	363
BNP Paribas Bank	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		2,500	10
Goldman Sachs & Co.	6-month EC-LIBOR	Receive	4.500%	06/17/2015		7,500	(68)
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	5.000%	06/17/2015		4,000	416
UBS Warburg LLC	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		3,700	25
UBS Warburg LLC	6-month EC-LIBOR	Pay	5.000%	06/17/2015		8,000	1,133
Bank of America	3-month USD-LIBOR	Pay	5.000%	06/21/2011		$3,700	18
Bank of America	3-month USD-LIBOR	Receive	5.000%	06/21/2016		22,700	(302)
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.000%	06/21/2013		6,500	(47)
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2008		18,800	37
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2011		3,100	15
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2016		57,000	(757)
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2008		30,000	60
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2016		100	(1)
UBS Warburg LLC	3-month USD-LIBOR	Pay	5.000%	06/21/2008		9,000	18

							$1,047

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection+	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount		Unrealized (Depreciation)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	3.100%	06/20/2006		$1,500	$(12)
Bear Stearns & Co., Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.550%	06/20/2007		1,500	(35)
J.P. Morgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	4.600%	06/20/2007		1,000	(147)
J.P. Morgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	6.400%	06/20/2007		1,500	(189)
UBS Warburg LLC	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.830%	06/20/2006		1,500	(9)
UBS Warburg LLC	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	2.650%	09/20/2007		3,000	(121)

							$(513)

+   If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

(h) Written options outstanding on December 31, 2005:
Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium		Value
Call - CBOT U.S. Treasury 10-Year Note March Futures		$110.00	01/27/2006	79		$15	$26
Put - CBOT U.S. Treasury 10-Year Note March Futures		107.00	01/27/2006	79		19	4

						$34	$30

See accompanying notes	December 31, 2005	Annual Report	11

Schedule of Investments (Cont.)

Real Return Portfolio

December 31, 2005

(i) Short sales open on December 31, 2005 were as follows:
Type		Coupon	Maturity Date	Principal Amount	Proceeds	Value*
U.S. Treasury Note		3.625%	05/15/2013	$300	$284	$288
U.S. Treasury Note		4.250%	08/15/2013	4,400	4,325	4,441
U.S. Treasury Note		4.000%	02/15/2014	3,000	2,893	2,971

					$7,502	$7,700

* Market value includes $132 of interest payable on short sales.

(j) Forward foreign currency contracts outstanding on December 31, 2005:
Type		Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
Sell	C$	609	01/2006	$0	$(12)	$(12)
Sell	EC	19,058	01/2006	0	(211)	(211)
Sell		6,115	02/2006	0	(30)	(30)
Buy	JY	1,017,872	01/2006	0	0	0
Sell		84,000	01/2006	0	(4)	(4)
Buy	PZ	264	03/2006	0	0	0
Buy	RR	2,255	03/2006	0	(1)	(1)
Buy	SV	2,349	03/2006	0	(1)	(1)

				$0	$(259)	$(259)

12	Annual Report	December 31, 2005	See accompanying notes

Notes to Financial Statements

December 31, 2005

1. Organization

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
C$	-	Canadian Dollar
EC	-	Euro
JY	-	Japanese Yen
PZ	-	Polish Zloty
RR	-	Russian Ruble
SV	-	Slovakian Koruna

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

14	Annual Report	December 31, 2005

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in

16	Annual Report	December 31, 2005

other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$12,653,177	$12,089,840	$218,335	$45,949

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Premium
Balance at 12/31/2004	198	$87
Sales	2,397	540
Closing Buys	(948)	(248)
Expirations	(1,258)	(263)
Exercised	(231)	(82)
Balance at 12/31/2005	158	$34

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	890	$11,510	712	$9,086
Administrative Class	35,702	460,693	32,106	410,791

Issued as reinvestment of distributions
Institutional Class	137	1,759	118	1,513
Administrative Class	2,742	35,153	1,838	23,649

Cost of shares redeemed
Institutional Class	(349)	(4,483)	(137)	(1,745)
Administrative Class	(7,983)	(102,785)	(6,923)	(88,012)

Net increase resulting from Portfolio share transactions	31,139	$401,847	27,714	$355,282

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	97
Administrative Class	4	59	*

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of a AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$ 35,345	$0	$(26,734)	$(1,082)	$0	$(579)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, forwards, wash sales, and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital losses realized during the period November 1, 2005 through December 31, 2005 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 2,186,473	$5,563	$(36,260)	$(30,697)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$ 36,794	$179	$0
12/31/04	24,754	400	0

(5)	Includes short-term capital gains.

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally

18	Annual Report	December 31, 2005

alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2005	Annual Report	19

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2005:

Real Return Portfolio	0.08%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Real Return Portfolio	0.08%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

20	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Real Return Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Real Return Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, for the Administrative share class, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	21

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

22	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	23

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

24	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	25

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

26	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

REAL RETURN PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

Lehman Brothers U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Real Return Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                 Real Return
                  Portfolio            Lehman Brothers
             Institutional Class       U.S. TIPS Index
             -------------------       ---------------
04/30/2000        $10,000                  $10,000
05/31/2000          9,947                    9,974
06/30/2000         10,088                   10,100
07/31/2000         10,160                   10,186
08/31/2000         10,242                   10,261
09/30/2000         10,329                   10,315
10/31/2000         10,507                   10,440
11/30/2000         10,668                   10,591
12/31/2000         10,800                   10,705
01/31/2001         11,089                   10,929
02/28/2001         11,270                   11,114
03/31/2001         11,365                   11,220
04/30/2001         11,482                   11,283
05/31/2001         11,617                   11,416
06/30/2001         11,603                   11,403
07/31/2001         11,808                   11,593
08/31/2001         11,879                   11,609
09/30/2001         11,998                   11,677
10/31/2001         12,287                   11,953
11/30/2001         11,968                   11,687
12/31/2001         11,857                   11,551
01/31/2002         11,928                   11,619
02/28/2002         12,076                   11,795
03/31/2002         12,014                   11,722
04/30/2002         12,374                   12,042
05/31/2002         12,580                   12,234
06/30/2002         12,747                   12,407
07/31/2002         13,009                   12,612
08/31/2002         13,475                   13,063
09/30/2002         13,816                   13,392
10/31/2002         13,466                   13,035
11/30/2002         13,472                   13,026
12/31/2002         13,984                   13,463
01/31/2003         14,033                   13,565
02/28/2003         14,588                   14,073
03/31/2003         14,367                   13,845
04/30/2003         14,346                   13,809
05/31/2003         15,052                   14,464
06/30/2003         14,945                   14,316
07/31/2003         14,276                   13,656
08/31/2003         14,540                   13,901
09/30/2003         15,032                   14,361
10/31/2003         15,106                   14,439
11/30/2003         15,090                   14,447
12/31/2003         15,242                   14,594
01/31/2004         15,450                   14,762
02/29/2004         15,831                   15,103
03/31/2004         16,064                   15,345
04/30/2004         15,322                   14,600
05/31/2004         15,593                   14,863
06/30/2004         15,603                   14,869
07/31/2004         15,753                   15,008
08/31/2004         16,127                   15,411
09/30/2004         16,182                   15,441
10/31/2004         16,363                   15,596
11/30/2004         16,348                   15,558
12/31/2004         16,626                   15,830
01/31/2005         16,586                   15,831
02/28/2005         16,562                   15,763
03/31/2005         16,606                   15,778
04/30/2005         16,886                   16,079
05/31/2005         16,989                   16,189
06/30/2005         17,042                   16,258
07/31/2005         16,721                   15,917
08/31/2005         17,119                   16,284
09/30/2005         17,077                   16,261
10/31/2005         16,861                   16,054
11/30/2005         16,820                   16,081
12/31/2005         16,999                   16,279

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	47.4%
Short-Term Instruments	33.1%
U.S. Government Agencies	9.6%
Asset-Backed Securities	5.1%
Other	4.8%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (04/10/00)*
	Real Return Portfolio Institutional Class	2.24%	9.50%	9.84%
- - - - - - -	Lehman Brothers U.S. TIPS Index	2.84%	8.74%	9.09%
	All Portfolio returns are net of fees and expenses. * The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$997.50	$1,022.68
Expenses Paid During Period†	$2.52	$2.55

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, or government-sponsored enterprises and corporations.

•	For the twelve-month period ended December 31, 2005, the Portfolio’s Institutional Class shares returned 2.24%, underperforming the 2.84% return for the Lehman Brothers U.S. TIPS Index.

•	For the period, ten-year real yields increased by 0.42%, compared to a 0.12% increase for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a Treasury Inflation-Protected Securities (“TIPS”) and a nominal yield on a Treasury of the same maturity, was 2.32% at December 31, 2005 for the ten-year maturity. This compares to a breakeven yield of 2.62% on December 31, 2004. The twelve-month CPI-U change for the period ended December 31, 2005 was 3.42%.

•	The effective duration of the Portfolio was 6.80 years on December 31, 2005 compared to a duration of 5.39 years for the benchmark.

•	The Portfolio’s net short exposure to nominal bonds during the first two months of the period (primarily via pay-fixed interest rate swaps) was positive to performance as nominal yields rose over that period.

•	The Portfolio’s emphasis on European nominal bonds for most of the period was positive as nominal yields in Europe fell while yields rose in the U.S.

•	Modest exposure to emerging market bonds was positive to performance as spreads on emerging market bonds narrowed relative to treasuries. The spread on the EMBI Global Bond Index narrowed 1.10% relative to Treasuries.

•	Overweight short maturity TIPS for a majority of the period was a significant negative due to the real yield curve flattening.

•	Mortgage holdings during the second half of the period was negative as this sector underperformed duration matched Treasuries. Both negative attributes combined to outweigh all positives attributes for the Portfolio, which led to underperformance versus the benchmark.

4	Annual Report	December 31, 2005

Financial Highlights

Real Return Portfolio (Institutional Class)

Selected Per Share Data for the Year Ended:	12/31/2005		12/31/2004	12/31/2003		12/31/2002		12/31/2001

Net asset value beginning of year	$12.92		$12.36	$11.90		$10.56		$10.34
Net investment income (a)	0.37		0.15	0.25		0.49		0.57
Net realized/unrealized gain on investments (a)	(0.08)		0.96	0.81		1.36		0.43
Total income from investment operations	0.29		1.11	1.06		1.85		1.00
Dividends from net investment income	(0.38)		(0.14)	(0.34)		(0.49)		(0.64)
Distributions from net realized capital gains	(0.14)		(0.41)	(0.26)		(0.02)		(0.14)
Total distributions	(0.52)		(0.55)	(0.60)		(0.51)		(0.78)
Net asset value end of year	$12.69		$12.92	$12.36		$11.90		$10.56
Total return	2.24%		9.08%	9.00%		17.93%		9.79%
Net assets end of year (000s)	$44,659		$36,691	$26,540		$16		$14
Ratio of net expenses to average net assets	0.51	%(b)	0.50%	0.51	%(b)	0.51	%(b)	0.50%
Ratio of net investment income to average net assets	2.88%		1.14%	2.06%		4.40%		5.32%
Portfolio turnover rate	1102%		1064%	738%		87%		58%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Real Return Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$2,155,776
Cash	3
Foreign currency, at value	428
Receivable for investments sold on delayed-delivery basis	12,076
Receivable for Portfolio shares sold	1,323
Interest and dividends receivable	4,038
Variation margin receivable	51
Swap premiums paid	1,417
Unrealized appreciation on swap agreements	2,222
Other assets	3,727
2,181,061

Liabilities:

Payable for investments purchased	$80,271
Payable for investments purchased on delayed-delivery basis	1,031,713
Unrealized depreciation on forward foreign currency contracts	259
Payable for short sales	7,700
Written options outstanding	30
Payable for Portfolio shares redeemed	1,247
Dividends payable	8
Accrued investment advisory fee	235
Accrued administration fee	235
Accrued servicing fee	123
Variation margin payable	2
Swap premiums received	849
Unrealized depreciation on swap agreements	1,688
1,124,360

Net Assets	$1,056,701

Net Assets Consist of:

Paid in capital	$1,049,751
Undistributed net investment income	5,856
Accumulated undistributed net realized (loss)	(1,534)
Net unrealized appreciation	2,628
$1,056,701

Net Assets:

Institutional Class	$44,659
Administrative Class	1,012,042

Shares Issued and Outstanding:

Institutional Class	3,518
Administrative Class	79,733

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$12.69
Administrative Class	12.69

Cost of Investments Owned	$2,156,551
Cost of Foreign Currency Held	$428
Proceeds Received on Short Sales	$7,502
Premiums Received on Written Options	$34

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Real Return Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$30,793
Dividends	28
Miscellaneous income	9
Total Income	30,830

Expenses:

Investment advisory fees	2,235
Administration fees	2,235
Servicing fees - Administrative Class	1,277
Trustees’ fees	19
Interest expense	104
Total Expenses	5,870

Net Investment Income	24,960

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(1,509)
Net realized gain on futures contracts, options and swaps	2,105
Net realized (loss) on foreign currency transactions	(75)
Net change in unrealized (depreciation) on investments	(5,473)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(1,190)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(247)
Net (Loss)	(6,389)

Net Increase in Net Assets Resulting from Operations	$18,571

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Real Return Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$24,960	$5,024
Net realized gain	521	31,190
Net change in unrealized appreciation (depreciation)	(6,910)	5,345
Net increase resulting from operations	18,571	41,559

Distributions to Shareholders:

From net investment income
Institutional Class	(1,276)	(377)
Administrative Class	(24,317)	(4,727)

From net realized capital gains
Institutional Class	(483)	(1,136)
Administrative Class	(10,897)	(18,914)

Total Distributions	(36,973)	(25,154)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	11,510	9,086
Administrative Class	460,693	410,791

Issued as reinvestment of distributions
Institutional Class	1,759	1,513
Administrative Class	35,153	23,649

Cost of shares redeemed
Institutional Class	(4,483)	(1,745)
Administrative Class	(102,785)	(88,012)
Net increase resulting from Portfolio share transactions	401,847	355,282

Total Increase in Net Assets	383,445	371,687

Net Assets:

Beginning of period	673,256	301,569
End of period*	$1,056,701	$673,256

*Including undistributed net investment income of:	$5,856	$16,372

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Real Return Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 4.1%
Banking & Finance 3.7%
Atlantic & Western Re Ltd.
10.519% due 01/09/2007 (a)	$1,400	$1,400
10.769% due 01/09/2009 (a)	900	898
BAE Systems Holdings, Inc.
4.740% due 08/15/2008 (a)	300	300
Ford Motor Credit Co.
6.875% due 02/01/2006	1,500	1,497
5.290% due 11/16/2006 (a)	300	291
5.450% due 03/21/2007 (a)	6,400	6,098
General Electric Capital Corp.
4.480% due 03/04/2008 (a)	2,800	2,803
4.500% due 12/12/2008 (a)	900	900
General Motors Acceptance Corp.
6.750% due 12/01/2014	1,600	1,442
Goldman Sachs Group, Inc.
4.331% due 08/01/2006 (a)	2,800	2,802
4.300% due 06/28/2010 (a)	4,700	4,722
Morgan Stanley Warehouse Facilities
4.719% due 08/16/2006 (a)	6,200	6,200
NiSource Finance Corp.
4.950% due 11/23/2009 (a)	800	803
Phoenix Quake Wind Ltd.
6.504% due 07/03/2008 (a)	2,500	2,544
Residential Reinsurance Ltd.
9.360% due 06/08/2006 (a)	1,000	961
Resona Bank Ltd.
5.850% due 09/29/2049 (a)	300	299
Toyota Motor Credit Corp.
4.310% due 09/18/2006 (a)	4,600	4,601
Travelers Property Casualty Corp.
3.750% due 03/15/2008	100	98
Vita Capital Ltd.
5.404% due 01/01/2007 (a)	700	701

		39,360

Industrials 0.4%
DaimlerChrysler N.A. Holding Corp.
4.700% due 03/07/2007 (a)	3,500	3,498
Pemex Project Funding Master Trust
7.375% due 12/15/2014	500	557
8.625% due 02/01/2022	200	247

		4,302

Utilities 0.0%
Cleveland Electric Illuminating Co.
6.860% due 10/01/2008	100	104

Total Corporate Bonds & Notes (Cost $43,913)		43,766

MUNICIPAL BONDS & NOTES 0.1%

Badger, Wisconsin Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2017	475	498

Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	500	524

Total Municipal Bonds & Notes (Cost $877)		1,022

U.S. GOVERNMENT AGENCIES 19.5%

Fannie Mae
4.197% due 11/01/2034 (a)	8,842	8,746
4.325% due 09/07/2006 (a)	27,600	27,603
4.363% due 03/01/2044 (a)	16,729	16,838
4.375% due 09/21/2006 (a)	14,100	14,100
4.529% due 08/25/2034 (a)	1,517	1,515
4.643% due 07/01/2035 (a)	1,300	1,292
4.762% due 01/01/2035 (a)	963	959

5.394% due 11/01/2024 (a)	$24	$24
5.500% due 03/01/2034-01/12/2036 (d)	96,181	95,260
Freddie Mac
4.509% due 08/25/2031 (a)	330	332
4.526% due 10/25/2044-02/25/2045 (a)(d)	32,502	32,708
4.719% due 12/15/2030 (a)	668	670
Small Business Administration
4.504% due 02/01/2014	2,062	2,014
4.880% due 11/01/2024	4,057	4,024

Total U.S. Government Agencies (Cost $205,883)		206,085

U.S. TREASURY OBLIGATIONS 96.8%

Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007	2,124	2,140
3.625% due 01/15/2008	24,630	25,298
3.875% due 01/15/2009	72,787	76,523
4.250% due 01/15/2010	49,359	53,524
0.875% due 04/15/2010	68,235	64,890
3.500% due 01/15/2011	47,532	50,814
3.375% due 01/15/2012	4,458	4,795
3.000% due 07/15/2012	83,765	88,594
1.875% due 07/15/2013	42,456	41,889
2.000% due 01/15/2014	103,574	103,020
2.000% due 07/15/2014	126,728	126,060
1.625% due 01/15/2015	13,785	13,285
1.875% due 07/15/2015	57,182	56,253
2.375% due 01/15/2025	92,185	96,917
3.625% due 04/15/2028	65,048	83,933
3.875% due 04/15/2029	74,039	99,929
3.375% due 04/15/2032	2,230	2,902
U.S. Treasury Bonds
8.875% due 08/15/2017	1,000	1,390
6.625% due 02/15/2027	1,300	1,650
U.S. Treasury Notes
4.250% due 11/15/2014	8,200	8,107
4.125% due 05/15/2015	600	587
4.500% due 11/15/2015	20,000	20,170

Total U.S. Treasury Obligations (Cost $1,024,061)		1,022,670

MORTGAGE-BACKED SECURITIES 3.6%

Bank of America Mortgage Securities, Inc.
6.500% due 02/25/2033	266	267
Bear Stearns Adjustable Rate Mortgage Trust
4.203% due 01/25/2034 (a)	3,356	3,333
Citigroup Mortgage Loan Trust, Inc.
4.900% due 12/25/2035 (a)	300	298
Countrywide Home Loan Mortgage Pass-Through Trust
4.719% due 06/25/2035 (a)	978	980
CS First Boston Mortgage Securities Corp.
4.938% due 05/15/2010	1,300	1,302
First Horizon Alternative Mortgage Securities
4.768% due 06/25/2034 (a)	1,332	1,323
GE Capital Commercial Mortgage Corp.
4.229% due 12/10/2037	8,929	8,755
GGP Mall Properties Trust
5.007% due 11/15/2011	1,441	1,443
Greenpoint Mortgage Funding Trust
4.599% due 05/25/2045 (a)	2,614	2,611
4.649% due 11/25/2045 (a)	1,737	1,736
GSR Mortgage Loan Trust
4.541% due 09/25/2035 (a)	2,643	2,601
Mellon Residential Funding Corp.
4.809% due 12/15/2030 (a)	1,119	1,120
SACO I, Inc.
4.330% due 10/25/2033 (a)	2,906	2,908
Sequoia Mortgage Trust
4.720% due 10/19/2026 (a)	708	709

Structured Adjustable Rate Mortgage Loan Trust
4.499% due 03/25/2035 (a)	$318	$318
Washington Mutual, Inc.
4.669% due 10/25/2045 (a)	7,536	7,540
4.639% due 12/25/2045 (a)	989	993

Total Mortgage-Backed Securities (Cost $38,314)		38,237

ASSET-BACKED SECURITIES 10.4%

AAA Trust
4.479% due 11/26/2035 (a)	1,144	1,145
ACE Securities Corp.
4.489% due 10/25/2035 (a)	4,565	4,569
Aegis Asset-Backed Securities Trust
4.579% due 09/25/2034 (a)	598	598
Argent Securities, Inc.
4.499% due 10/25/2035 (a)	1,750	1,751
4.519% due 12/25/2035 (a)	6,085	6,087
Asset-Backed Securities Corp. Home Equity
4.489% due 02/25/2035 (a)	533	533
Asset-Backed Funding Certificates
4.489% due 08/25/2035 (a)	2,043	2,044
Bayview Financial Acquisition Trust
4.829% due 08/28/2034 (a)	1,897	1,901
Bear Stearns Asset-Backed Securities, Inc.
4.589% due 01/25/2029 (a)	740	741
4.579% due 09/25/2034 (a)	1,804	1,807
4.719% due 01/25/2036 (a)	400	400
4.829% due 03/25/2043 (a)	327	327
Carrington Mortgage Loan Trust
4.469% due 05/25/2035 (a)	1,950	1,951
4.459% due 06/25/2035 (a)	203	203
Equity One ABS, Inc.
4.679% due 04/25/2034 (a)	619	621
FBR Securitization Trust
4.499% due 09/25/2035 (a)	2,208	2,209
4.559% due 09/25/2035 (a)	2,400	2,402
4.489% due 10/25/2035 (a)	11,345	11,353
4.499% due 10/25/2035 (a)	1,218	1,219
First NLC Trust
4.489% due 12/25/2035 (a)	2,423	2,424
First USA Credit Card Master Trust
4.560% due 10/20/2008 (a)	2,900	2,903
Ford Credit Auto Owner Trust
4.240% due 03/15/2008	1,700	1,694
Fremont Home Loan Trust
4.460% due 01/25/2036 (a)	4,900	4,908
GSAMP Trust
4.669% due 03/25/2034 (a)	472	472
4.489% due 01/25/2036 (a)	4,070	4,073
GSR Mortgage Loan Trust
4.480% due 12/25/2030 (a)	2,000	2,001
Home Equity Asset Trust
4.489% due 02/25/2036 (a)	1,155	1,156
Indymac Residential Asset-Backed Trust
4.470% due 03/25/2036 (a)	1,700	1,700
Long Beach Mortgage Loan Trust
4.579% due 11/25/2034 (a)	1,813	1,815
Merrill Lynch Mortgage Investors, Inc.
4.479% due 06/25/2036 (a)	3,421	3,421
4.536% due 06/25/2036 (a)	3,100	3,098
Morgan Stanley ABS Capital I
4.529% due 11/25/2034 (a)	992	993
New Century Home Equity Loan Trust
4.489% due 09/25/2035 (a)	1,224	1,225
4.499% due 10/25/2035 (a)	280	280
Option One Mortgage Loan Trust
4.291% due 11/25/2035 (a)	1,755	1,756
Park Place Securities, Inc.
4.549% due 02/25/2035 (a)	632	633
People’s Choice Home Loan Securities Trust
4.489% due 05/25/2035 (a)	505	506

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Real Return Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Quest Trust
4.559% due 03/25/2035 (a)		$164	$164
Redwood Capital Ltd.
6.354% due 01/01/2006 (a)		1,000	1,001
7.904% due 01/01/2006 (a)		1,000	1,001
Renaissance Home Equity Loan Trust
4.759% due 12/25/2032 (a)		373	374
4.529% due 10/25/2035 (a)		370	370
Residential Asset Mortgage Products, Inc.
4.539% due 09/25/2013 (a)		973	973
4.489% due 01/25/2025 (a)		247	247
4.719% due 11/25/2033 (a)		2,134	2,135
Residential Asset Securities Corp.
4.479% due 05/25/2027 (a)		574	574
4.679% due 01/25/2034 (a)		19	19
Residential Funding Mortgage Securities II, Inc.
4.519% due 09/25/2035 (a)		2,825	2,827
SG Mortgage Securities Trust
4.479% due 09/25/2035 (a)		96	96
SLM Student Loan Trust
4.257% due 01/25/2013 (a)		1,600	1,599
4.220% due 07/25/2013 (a)		1,144	1,144
Soundview Home Equity Loan Trust
4.489% due 05/25/2035 (a)		2,701	2,702
Structured Asset Investment Loan Trust
4.469% due 07/25/2035 (a)		515	515
Structured Asset Securities Corp.
4.900% due 04/25/2035 (a)		2,131	2,088
4.509% due 12/25/2035 (a)		3,491	3,493
Truman Capital Mortgage Loan Trust
4.719% due 01/25/2034 (a)		165	166
Wachovia Auto Owner Trust
4.820% due 02/20/2009		9,800	9,809
Wachovia Mortgage Loan Trust LLC
4.489% due 10/25/2035 (a)		1,938	1,939

Total Asset-Backed Securities (Cost $110,119)			110,155

SOVEREIGN ISSUES 1.0%

Brazilian Government International Bond
5.188% due 04/15/2006 (a)		32	32
5.250% due 04/15/2009 (a)		82	82
11.000% due 01/11/2012		1,100	1,345
5.250% due 04/15/2012 (a)		688	681
11.000% due 08/17/2040		300	387
Colombia Government International Bond
10.000% due 01/23/2012		350	418
Mexico Government International Bond
6.375% due 01/16/2013		700	746
Russia Government International Bond
8.250% due 03/31/2010		1,300	1,387
5.000% due 03/31/2030 (a)		4,500	5,091

Total Sovereign Issues (Cost $9,412)			10,169

FOREIGN CURRENCY-DENOMINATED ISSUES (j) 0.9%

Canadian Government Bond
3.000% due 12/01/2036 (b)	C$	524	621
France Government International Bond
5.000% due 01/12/2006	EC	390	462
3.000% due 07/25/2012 (b)		1,628	2,161
Italy Government International Bond
2.150% due 09/15/2014 (b)		527	665
Netherlands Government Bond
6.000% due 01/15/2006		2,500	2,963
Pylon Ltd.
3.975% due 12/18/2008 (a)		700	842
6.375% due 12/22/2008 (a)		1,100	1,314

Total Foreign Currency-Denominated Issues (Cost $9,186)			9,028

PURCHASED PUT OPTIONS 0.0%

Treasury Inflation Protected Securities (OTC)
3.000% due 07/15/2012
Strike @ $87.00 Exp. 01/17/2006	$80,000	$0
Strike @ $85.938 Exp. 01/27/2006	70,000	0
Strike @ $85.906 Exp. 02/22/2006	66,200	0
3.625% due 04/15/2028
Strike @ $93.00 Exp. 01/17/2006	45,000	0

Total Purchased Put Options (Cost $61)		0

PREFERRED STOCK 0.0%
	Shares

Fannie Mae
7.000% due 12/31/2049 (a)	7,200	394

Total Preferred Stock (Cost $360)		394

SHORT-TERM INSTRUMENTS (j) 67.6%
	Principal Amount (000s)
Commercial Paper 50.9%
ASB Bank Ltd.
4.185% due 02/07/2006	$27,800	27,687
Bank of Ireland
3.960% due 01/27/2006	3,900	3,890
4.330% due 02/23/2006	27,100	26,934
Barclays U.S. Funding Corp.
4.055% due 02/06/2006	500	498
4.155% due 02/21/2006	6,300	6,264
4.410% due 03/29/2006	24,800	24,530
BNP Paribas Finance
4.118% due 02/21/2006	27,600	27,445
CDC Commercial Paper, Inc.
4.195% due 02/09/2006	500	498
4.190% due 02/16/2006	18,300	18,206
4.280% due 02/22/2006	10,800	10,736
4.440% due 04/19/2006	2,300	2,269
Cox Communications, Inc.
3.688% due 01/17/2006	1,100	1,100
Danske Corp.
3.990% due 01/09/2006	500	500
4.280% due 01/09/2006	26,300	26,281
Dexia Delaware LLC
4.280% due 01/10/2006	3,500	3,497
4.160% due 02/01/2006	27,800	27,707
DnB NORBank ASA
4.165% due 02/03/2006	27,800	27,700
Federal Home Loan Bank
3.350% due 01/03/2006	28,900	28,900
Fortis Funding LLC
3.965% due 01/30/2006	27,400	27,319
General Electric Capital Corp.
4.170% due 02/01/2006	4,300	4,286
HBOS Treasury Services PLC
4.175% due 02/07/2006	27,800	27,687
4.355% due 03/06/2006	3,500	3,472
National Australia Funding, Inc.
4.290% due 01/18/2006	28,670	28,619
Rabobank USA Financial Corp.
4.290% due 01/03/2006	4,400	4,400
Skandinaviska Enskilda Banken AB
4.070% due 01/19/2006	400	399
4.170% due 02/03/2006	3,500	3,487
Societe Generale N.A.
4.310% due 01/03/2006	28,000	28,000
4.145% due 02/01/2006	3,500	3,488

Statens Bostadsfin Bank
4.340% due 03/06/2006		$28,400	$28,173
Svenska Handelsbanken, Inc.
4.160% due 02/02/2006		27,830	27,734
Toyota Motor Credit Corp.
4.380% due 03/21/2006		28,500	28,218
UBS Finance Delaware LLC
4.190% due 01/03/2006		400	400
4.290% due 01/03/2006		31,200	31,200
Westpac Capital Corp.
4.055% due 01/17/2006		25,100	25,060
4.310% due 02/28/2006		1,200	1,192

			537,776

Repurchase Agreements 14.5%
Credit Suisse First Boston
3.400% due 01/03/2006		150,000	150,000
(Dated 12/30/2005. Collateralized by U.S. Treasury Note 2.625% due 03/15/2009 valued at $153,378. Repurchase proceeds are $150,057.)
State Street Bank
3.900% due 01/03/2006		3,840	3,840
(Dated 12/30/2005. Collateralized by Fannie Mae 5.000% due 01/15/2007 valued at $3,922. Repurchase proceeds are $3,842.)

			153,840

French Treasury Bills 1.2%
2.031% due 01/26/2006-03/23/2006 (d)	EC	10,390	12,282

Dutch Treasury Bill 0.7%
2.187% due 02/28/2006		6,430	7587

U.S. Treasury Bills 0.3%
3.853% due 03/02/2006-03/16/2006 (d)(e)(f)		$2,790	2,765

Total Short-Term Instruments (Cost $714,365)			714,250

Total Investments (c) 204.0%			$2,155,776
(Cost $2,156,551)
Written Options (h) (0.0%)			(30)
(Premiums $34)
Other Assets and Liabilities (Net) (104.0%)			(1,099,045)

Net Assets 100.0%			$1,056,701

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) As of December 31, 2005, portfolio securities with an aggregate market value of $20,215 were valued with reference to securities whose prices are more readily obtainable.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $1,238 have been pledged as collateral for swap and swaption contracts on December 31, 2005.

10	Annual Report	December 31, 2005	See accompanying notes

(f) Securities with an aggregate market value of $535 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description			Type	Expiration Month	# of Contracts		Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures			Long	06/2006		68	$16
Euro-Bund 10-Year Note Futures			Short	03/2006		97	(70)
U.S. Treasury 5-Year Note Futures			Long	03/2006		252	61
U.S. Treasury 10-Year Note Futures			Long	03/2006		2	2
U.S. Treasury 30-Year Bond Futures			Short	03/2006		239	(553)

							$(544)

(g) Swap agreements outstanding on December 31, 2005: Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	6-month BP-LIBOR	Pay	5.000%	06/15/2008	BP	5,000	$106
Barclays Bank PLC	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EC	2,500	21
Barclays Bank PLC	6-month EC-LIBOR	Pay	5.000%	06/17/2015		2,600	363
BNP Paribas Bank	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		2,500	10
Goldman Sachs & Co.	6-month EC-LIBOR	Receive	4.500%	06/17/2015		7,500	(68)
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	5.000%	06/17/2015		4,000	416
UBS Warburg LLC	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		3,700	25
UBS Warburg LLC	6-month EC-LIBOR	Pay	5.000%	06/17/2015		8,000	1,133
Bank of America	3-month USD-LIBOR	Pay	5.000%	06/21/2011		$3,700	18
Bank of America	3-month USD-LIBOR	Receive	5.000%	06/21/2016		22,700	(302)
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.000%	06/21/2013		6,500	(47)
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2008		18,800	37
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2011		3,100	15
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2016		57,000	(757)
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2008		30,000	60
Morgan Stanley Dean Witter & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2016		100	(1)
UBS Warburg LLC	3-month USD-LIBOR	Pay	5.000%	06/21/2008		9,000	18

							$1,047

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection+	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount		Unrealized (Depreciation)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	3.100%	06/20/2006		$1,500	$(12)
Bear Stearns & Co., Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.550%	06/20/2007		1,500	(35)
J.P. Morgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	4.600%	06/20/2007		1,000	(147)
J.P. Morgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	6.400%	06/20/2007		1,500	(189)
UBS Warburg LLC	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.830%	06/20/2006		1,500	(9)
UBS Warburg LLC	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	2.650%	09/20/2007		3,000	(121)

							$(513)

+   If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

(h) Written options outstanding on December 31, 2005:
Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium		Value
Call - CBOT U.S. Treasury 10-Year Note March Futures		$110.00	01/27/2006	79		$15	$26
Put - CBOT U.S. Treasury 10-Year Note March Futures		107.00	01/27/2006	79		19	4

						$34	$30

See accompanying notes	December 31, 2005	Annual Report	11

Schedule of Investments (Cont.)

Real Return Portfolio

December 31, 2005

(i) Short sales open on December 31, 2005 were as follows:
Type		Coupon	Maturity Date	Principal Amount	Proceeds	Value*
U.S. Treasury Note		3.625%	05/15/2013	$300	$284	$288
U.S. Treasury Note		4.250%	08/15/2013	4,400	4,325	4,441
U.S. Treasury Note		4.000%	02/15/2014	3,000	2,893	2,971

					$7,502	$7,700

* Market value includes $132 of interest payable on short sales.

(j) Forward foreign currency contracts outstanding on December 31, 2005:
Type		Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
Sell	C$	609	01/2006	$0	$(12)	$(12)
Sell	EC	19,058	01/2006	0	(211)	(211)
Sell		6,115	02/2006	0	(30)	(30)
Buy	JY	1,017,872	01/2006	0	0	0
Sell		84,000	01/2006	0	(4)	(4)
Buy	PZ	264	03/2006	0	0	0
Buy	RR	2,255	03/2006	0	(1)	(1)
Buy	SV	2,349	03/2006	0	(1)	(1)

				$0	$(259)	$(259)

12	Annual Report	December 31, 2005	See accompanying notes

Notes to Financial Statements

December 31, 2005

1. Organization

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
C$	-	Canadian Dollar
EC	-	Euro
JY	-	Japanese Yen
PZ	-	Polish Zloty
RR	-	Russian Ruble
SV	-	Slovakian Koruna

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

14	Annual Report	December 31, 2005

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro-rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in

16	Annual Report	December 31, 2005

other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$12,653,177	$12,089,840	$218,335	$45,949

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Premium
Balance at 12/31/2004	198	$87
Sales	2,397	540
Closing Buys	(948)	(248)
Expirations	(1,258)	(263)
Exercised	(231)	(82)
Balance at 12/31/2005	158	$34

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	890	$11,510	712	$9,086
Administrative Class	35,702	460,693	32,106	410,791

Issued as reinvestment of distributions
Institutional Class	137	1,759	118	1,513
Administrative Class	2,742	35,153	1,838	23,649

Cost of shares redeemed
Institutional Class	(349)	(4,483)	(137)	(1,745)
Administrative Class	(7,983)	(102,785)	(6,923)	(88,012)

Net increase resulting from Portfolio share transactions	31,139	$401,847	27,714	$355,282

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	97
Administrative Class	4	59	*

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of a AGI and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$ 35,345	$0	$(26,734)	$(1,082)	$0	$(579)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, forwards, wash sales, and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital losses realized during the period November 1, 2005 through December 31, 2005 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 2,186,473	$5,563	$(36,260)	$(30,697)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(5)	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$ 36,794	$179	$0
12/31/04	24,754	400	0

(5)	Includes short-term capital gains.

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally

18	Annual Report	December 31, 2005

alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2005	Annual Report	19

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2005:

Real Return Portfolio	0.08%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Real Return Portfolio	0.08%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

20	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Real Return Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Real Return Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional share class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	21

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

22	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	23

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

24	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	25

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

26	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

REALESTATEREALRETURN STRATEGY PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the three-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the period since the Portfolio’s inception on September 30, 2005 through December 31, 2005.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the RealEstateRealReturn Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, real estate risk, currency risk, issuer non-diversification risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

Dow Jones Wilshire Real Estate Investment Trust Index, a subset of the Wilshire Real Estate Securities Index (WRESI), is an unmanaged index comprised of US publicly traded Real Estate Investment Trusts. It is not possible to invest in such an unmanaged index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from October 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

RealEstateRealReturn Strategy Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                      RealEstateRealReturn             Dow Jones
                        Strategy Portfolio         Wilshire Real Estate
                      Administrative Class        Investment Trust Index
                      --------------------        ----------------------
09/30/2005                  10,000                       10,000
10/31/2005                   9,680                        9,785
11/30/2005                  10,130                       10,239
12/31/2005                  10,210                       10,250

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

Short-Term Instruments‡‡	50.6%
U.S. Treasury Obligations‡‡	49.4%

‡ % of Total Investments as of December 31, 2005

‡‡ Primarily serving as collateral for real estate-linked derivative positions

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		Portfolio Inception (09/30/05)
	RealEstateRealReturn Strategy Portfolio Administrative Class	2.10%
- - - - - - -	Dow Jones Wilshire Real Estate Investment Trust Index	2.50%
	All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,021.00	$1,010.36
Expenses Paid During Period†	$2.27	$2.25

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period since the Portfolio’s Administrative Class shares commenced operations on 09/30/05). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The RealEstateRealReturn Strategy Portfolio seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

•	For the period since the Portfolio’s inception on September 30, 2005 through December 31, 2005 the Portfolio’s Administrative Class shares returned 2.10%, underperforming the 2.50% return for the benchmark Dow Jones Wilshire Real Estate Investment Trust Index.

•	The Portfolio invested the collateral backing its Real Estate Investment Trust derivatives positions primarily in Treasury Inflation Protected Securities (“TIPS”), implementing a “double real®” strategy. For the three-month period, this strategy was negative for performance, as TIPS underperformed the financing and transaction costs associated with gaining index exposure. This was attributable mostly to one-year real yields increasing 1.96%, relative to a 0.31% increase for the same maturity Treasury.

•	For the period, ten-year real yields increased by 0.30%, compared to a 0.01% increase for conventional U.S. Treasury issues of similar maturity.

•	Breakeven inflation, defined as the difference between a real yield on a TIPS and a nominal yield on a Treasury of the same maturity, was 2.32% at December 31, 2005 for the ten-year maturity. This compares to a breakeven yield of 2.60% on September 30, 2005. The twelve-month CPI-U change for the period ended December 31, 2005 was 3.42%.

•	An overweight to nominal bonds and an underweight to TIPS was positive for performance as three-year nominal yields rose less than ten-year real yields during the three-month period.

•	The effective duration of the Portfolio was 8.81 years on December 31, 2005 compared to a duration of 8.52 years for the Lehman Brothers U.S. TIPS 5+ Years Index, which serves as a proxy against which the TIPS portfolio underlying the real estate exposure can be measured.

4	Annual Report	December 31, 2005

Financial Highlights

RealEstateRealReturn Strategy Portfolio (Administrative Class)

Selected Per Share Data for the Period Ended:	09/30/2005- 12/31/2005

Net asset value beginning of period	$10.00
Net investment income (a)	0.19
Net realized/unrealized gain on investments (a)	0.02
Total income from investment operations	0.21
Dividends from net investment income	0.00
Distributions from net realized capital gains	0.00
Total distributions	0.00
Net asset value end of period	$10.21
Total return	2.10%
Net assets end of period (000s)	$3,062
Ratio of net expenses to average net assets	0.89	%*(b)
Ratio of net investment income to average net assets	7.78	%*
Portfolio turnover rate	163%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 3.83%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

RealEstateRealReturn Strategy Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$4,290
Repurchase agreement, at value	1,676
Cash	1
Interest and dividends receivable	4
Variation margin receivable	1
Manager reimbursement receivable	21
Other assets	10
6,003

Liabilities:

Payable for investments purchased on delayed-delivery basis	$2,930
Accrued investment advisory fee	1
Accrued administration fee	1
Accrued servicing fee	1
Unrealized depreciation on swap agreements	8
2,941

Net Assets	$3,062

Net Assets Consist of:

Paid in capital	$3,000
Undistributed net investment income	107
Accumulated undistributed net realized (loss)	(63)
Net unrealized appreciation	18
$3,062

Net Assets:

Administrative Class	$3,062

Shares Issued and Outstanding:

Administrative Class	300

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$10.21

Cost of Investments Owned	$4,270
Cost of Repurchase Agreements Owned	$1,676
Premiums Received on Written Options	$1

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

RealEstateRealReturn Strategy Portfolio

Amounts in thousands
Period from September 30, 2005 to December 31, 2005
Investment Income:

Interest	$60
Miscellaneous income	2
Total Income	62

Expenses:

Investment advisory fees	4
Administration fees	2
Organization costs	21
Total Expenses	27
Reimbursement by Manager	(21)
Net Expenses	6

Net Investment Income	56

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(63)
Net realized gain on futures contracts, options and swaps	50
Net change in unrealized appreciation on investments	31
Net change in unrealized (depreciation) on futures contracts, options and swaps	(12)
Net Gain	6

Net Increase in Net Assets Resulting from Operations	$62

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

RealEstateRealReturn Strategy Portfolio

Amounts in thousands
Period from September 30, 2005 to December 31, 2005
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$56
Net realized (loss)	(13)
Net change in unrealized appreciation	19
Net increase resulting from operations	62

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	3,000
Net increase resulting from Portfolio share transactions	3,000

Total Increase in Net Assets	3,062

Net Assets:

Beginning of period	0
End of period*	$3,062

*Including undistributed net investment income of:	$107

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

RealEstateRealReturn Strategy Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

U.S. TREASURY OBLIGATIONS 96.2%

Treasury Inflation Protected Securities (a)
0.875% due 04/15/2010	$209	$199
3.500% due 01/15/2011	114	121
1.875% due 07/15/2015	1,221	1,201
2.375% due 01/15/2025	1,260	1,325
U.S. Treasury Note
4.500% due 11/15/2015	100	101

Total U.S. Treasury Obligations (Cost $2,926)		2,947

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
Eurodollar June Futures (CME)
Strike @ $94.00 Exp. 06/19/2006	10	0
	Notional Amount (000s)

Treasury Inflation Protected Security (OTC)
2.375% due 01/15/2025
Strike @ $78.25 Exp. 03/09/2006	$500	0

Total Purchased Put Options (Cost $0)		0

Principal
Amount	Value
(000s)	(000s)

SHORT-TERM INSTRUMENTS 98.6%

Commercial Paper 42.1%
Fannie Mae
4.255% due 03/08/2006	$700	$694
Freddie Mac
4.209% due 03/21/2006	600	594

		1,288

Repurchase Agreement 54.7%
State Street Bank
3.900% due 01/03/2006	176	176
(Dated 12/30/2005. Collateralized by Fannie Mae 5.000% due 01/15/2007 valued at $185. Repurchase proceeds are $176.)
Credit Suisse First Boston
3.400% due 01/03/2006	800	800
(Dated 12/30/2005. Collateralized by U.S. Treasury Note 5.000% due 08/15/2011 valued at $821. Repurchase proceeds are $800.)
Lehman Brothers, Inc.
3.400% due 01/03/2006	700	700
(Dated 12/30/2005. Collateralized by Treasury Inflation Protected Securities 3.625% due 01/15/2008 valued at $721. Repurchase proceeds are $700.)

		1,676

U.S. Treasury Bills 1.8%
3.861% due 03/02/2006-03/16/2006 (b)(c)	$55	$55

Total Short-Term Instruments (Cost $3,020)	3,019

Total Investments 194.8%	$5,966
(Cost $5,946)
Written Options (e) 0.0%	0
(Premium $1)
Other Assets and Liabilities (Net) (94.8%)	(2,904)

Net Assets 100.0%	$3,062

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Principal amount of security is adjusted for inflation.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c) Securities with an aggregate market value of $55 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures	Long	06/2006	2	$0
90-Day Eurodollar Futures	Long	12/2006	2	0
90-Day Eurodollar Futures	Long	03/2007	2	0
90-Day Eurodollar Futures	Long	06/2007	2	0
90-Day Eurodollar Futures	Long	09/2007	2	0
U.S. Treasury 30-Year Bond Futures	Short	03/2006	2	(4)

				$(4)

(d) Swap agreements outstanding on December 31, 2005:

Total Return Swaps
Counterparty	Receive Total Return	Pay	Expiration Date	# of Contracts	Unrealized (Depreciation)
Credit Suisse First Boston	Wilshire REIT Total Return Index	1-month USD-LIBOR plus 0.350%	07/31/2006	699	$(8)

(e) Written options outstanding on December 31, 2005:

Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$111.00	02/24/2006	1	$0	$0
Put - CBOT U.S. Treasury 10-Year Note March Futures	107.00	02/24/2006	1	1	0

				$1	$0

See accompanying notes	December 31, 2005	Annual Report	9

Notes to Financial Statements

December 31, 2005

1. Organization

The RealEstateRealReturn Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio may offer one class of shares: Administrative. Information presented in these financial statements pertains to the Administrative Class of the Trust. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will

10	Annual Report	December 31, 2005

designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

December 31, 2005	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2005

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.49%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and

12	Annual Report	December 31, 2005

governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.89%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

12/31/2005
Amount Available for Reimbursement	$21

For the current period ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$7,124	$4,173	$0	$0

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Premium
Balance at 12/31/2004	0	$0
Sales	2	1
Closing Buys	0	0
Expirations	0	0
Exercised	0	0
Balance at 12/31/2005	2	$1

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 09/30/2005 to 12/31/2005
	Shares	Amount
Receipts for shares sold
Administrative Class	300	$3,000

Net increase resulting from Portfolio share transactions	300	$3,000

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	1	100	*

*	AGI, a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ Depreciation(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses	Post-October Deferral(3)
$ 98	$0	$30	$(3)	$0	$(63)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital losses realized during the period November 1, 2005 through December 31, 2005 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 5,946	$23	$(3)	$20

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
12/31/05(4)	$0	$0	$0

(4)	Portfolio incepted September 30, 2005.

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.
Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage

14	Annual Report	December 31, 2005

transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2005	Annual Report	15

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the RealEstateRealReturn Strategy Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the RealEstateRealReturn Strategy Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations, the changes in its net assets, and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

16	Annual Report	December 31, 2005

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2005	Annual Report	17

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

18	Annual Report	December 31, 2005

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

December 31, 2005	Annual Report	19

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

20	Annual Report	December 31, 2005

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

December 31, 2005	Annual Report	21

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

SHORT-TERM PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-Month Treasury Bill issues. It is not possible to invest directly in the index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Short-Term Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                 Short-Term Portfolio           Citigroup 3-Month
                 Administrative Class          Treasury Bill Index
                 --------------------        ------------------------
09/30/1999            $10,000                       $10,000
10/31/1999             10,042                        10,041
11/30/1999             10,081                        10,081
12/31/1999             10,132                        10,124
01/31/2000             10,175                        10,169
02/29/2000             10,218                        10,212
03/31/2000             10,267                        10,260
04/30/2000             10,310                        10,308
05/31/2000             10,369                        10,359
06/30/2000             10,426                        10,407
07/31/2000             10,486                        10,458
08/31/2000             10,562                        10,509
09/30/2000             10,632                        10,562
10/31/2000             10,692                        10,617
11/30/2000             10,749                        10,671
12/31/2000             10,782                        10,727
01/31/2001             10,858                        10,783
02/28/2001             10,920                        10,829
03/31/2001             10,965                        10,877
04/30/2001             10,984                        10,919
05/31/2001             11,047                        10,959
06/30/2001             11,066                        10,994
07/31/2001             11,174                        11,028
08/31/2001             11,236                        11,062
09/30/2001             11,328                        11,094
10/31/2001             11,399                        11,123
11/30/2001             11,429                        11,146
12/31/2001             11,478                        11,166
01/31/2002             11,478                        11,183
02/28/2002             11,493                        11,198
03/31/2002             11,498                        11,215
04/30/2002             11,552                        11,231
05/31/2002             11,590                        11,248
06/30/2002             11,613                        11,263
07/31/2002             11,611                        11,280
08/31/2002             11,653                        11,296
09/30/2002             11,673                        11,312
10/31/2002             11,721                        11,328
11/30/2002             11,795                        11,342
12/31/2002             11,825                        11,356
01/31/2003             11,865                        11,368
02/28/2003             11,899                        11,378
03/31/2003             11,931                        11,390
04/30/2003             11,963                        11,401
05/31/2003             11,994                        11,412
06/30/2003             12,007                        11,422
07/31/2003             11,963                        11,432
08/31/2003             11,966                        11,442
09/30/2003             12,025                        11,450
10/31/2003             12,015                        11,460
11/30/2003             12,027                        11,468
12/31/2003             12,067                        11,478
01/31/2004             12,078                        11,487
02/29/2004             12,099                        11,495
03/31/2004             12,110                        11,504
04/30/2004             12,097                        11,513
05/31/2004             12,107                        11,522
06/30/2004             12,105                        11,532
07/31/2004             12,130                        11,543
08/31/2004             12,154                        11,555
09/30/2004             12,167                        11,569
10/31/2004             12,194                        11,584
11/30/2004             12,199                        11,601
12/31/2004             12,224                        11,620
01/31/2005             12,243                        11,641
02/28/2005             12,250                        11,661
03/31/2005             12,273                        11,686
04/30/2005             12,311                        11,711
05/31/2005             12,338                        11,739
06/30/2005             12,366                        11,767
07/31/2005             12,371                        11,796
08/31/2005             12,426                        11,828
09/30/2005             12,435                        11,860
10/31/2005             12,455                        11,895
11/30/2005             12,490                        11,931
12/31/2005             12,532                        11,969

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

Short-Term Instruments	49.7%
U.S. Government Agencies	18.8%
Corporate Bonds & Notes	13.0%
Asset-Backed Securities	11.3%
Mortgage-Backed Securities	5.4%
Other	1.8%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (09/30/99)
	Short-Term Portfolio Administrative Class	2.52%	3.05%	3.68%
- - - - - - -	Citigroup 3-Month Treasury Bill Index	3.00%	2.21%	2.92%
	All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,013.40	$1,022.18
Expenses Paid During Period†	$3.04	$3.06

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Portfolio’s Administrative Class shares returned 2.52% for the twelve-month period ended December 31, 2005, underperforming the 3.00% return of the Citigroup 3-Month Treasury Bill Index during the same period.

•	Although broad diversification provided a buffer against the negative impact of rising U.S. rates, interest rate exposure focused in instruments with duration of one year or less hurt performance.

•	Exposure to mortgage-backed securities provided incremental yield relative to money market rates but underperformed like-duration Treasuries on a price basis.

•	A modest allocation to emerging market bonds added value due to the combination of attractive yield premiums and favorable price performance; continued improvement in credit quality and strong institutional demand supported the sector.

•	Asset-backed securities provided additional yield and favorable price performance as yield spreads declined.

•	Exposure to corporate securities provided incremental yield relative to money market rates but underperformed Treasuries with similar durations on a price basis.

4	Annual Report	December 31, 2005

Financial Highlights

Short-Term Portfolio (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003	12/31/2002		12/31/2001

Net asset value beginning of year	$10.08	$10.10	$10.08	$10.08		$10.01
Net investment income (a)	0.28	0.12	0.13	0.28		0.48
Net realized/unrealized gain (loss) on investments (a)	(0.03)	0.01	0.07	0.02		0.15
Total income from investment operations	0.25	0.13	0.20	0.30		0.63
Dividends from net investment income	(0.28)	(0.13)	(0.17)	(0.29)		(0.52)
Distributions from net realized capital gains	0.00	(0.02)	(0.01)	(0.01)		(0.04)
Total distributions	(0.28)	(0.15)	(0.18)	(0.30)		(0.56)
Net asset value end of year	$10.05	$10.08	$10.10	$10.08		$10.08
Total return	2.52%	1.30%	2.05%	3.02%		6.45%
Net assets end of year (000s)	$8,186	$8,274	$5,948	$4,340		$1,683
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60	%(d)	0.61	%(b)(c)
Ratio of net investment income to average net assets	2.77%	1.18%	1.33%	2.81%		4.71%
Portfolio turnover rate	154%	251%	199%	60%		94%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.60%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.62%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.61%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Short-Term Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$40,531
Cash	16
Foreign currency, at value	112
Receivable for investments sold	389
Unrealized appreciation on forward foreign currency contracts	1
Receivable for investments sold on delayed-delivery basis	1,409
Receivable for Portfolio shares sold	51
Interest and dividends receivable	116
42,625

Liabilities:

Payable for investments purchased	$1,159
Payable for investments purchased on delayed-delivery basis	586
Unrealized depreciation on forward foreign currency contracts	18
Payable for short sales	210
Written options outstanding	22
Payable for Portfolio shares redeemed	2
Accrued investment advisory fee	9
Accrued administration fee	7
Accrued servicing fee	1
Variation margin payable	3
Unrealized depreciation on swap agreements	3
2,020

Net Assets	$40,605

Net Assets Consist of:

Paid in capital	$40,707
Undistributed net investment income	36
Accumulated undistributed net realized (loss)	(46)
Net unrealized (depreciation)	(92)
$40,605

Net Assets:

Institutional Class	$32,419
Administrative Class	8,186

Shares Issued and Outstanding:

Institutional Class	3,226
Administrative Class	815

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.05
Administrative Class	10.05

Cost of Investments Owned	$40,568
Cost of Foreign Currency Held	$113
Proceeds Received on Short Sales	$205
Premiums Received on Written Options	$38

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Short-Term Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$1,281
Total Income	1,281

Expenses:

Investment advisory fees	94
Administration fees	75
Distribution and/or servicing fees - Administrative Class	12
Trustees’ fees	1
Total Expenses	182

Net Investment Income	1,099

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(24)
Net realized gain on futures contracts, options and swaps	42
Net realized (loss) on foreign currency transactions	(5)
Net change in unrealized (depreciation) on investments	(36)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(60)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(27)
Net (Loss)	(110)

Net Increase in Net Assets Resulting from Operations	$989

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Short-Term Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$1,099	$385
Net realized gain	13	86
Net change in unrealized (depreciation)	(123)	(18)
Net increase resulting from operations	989	453

Distributions to Shareholders:

From net investment income
Institutional Class	(891)	(323)
Administrative Class	(218)	(90)

From net realized capital gains
Institutional Class	0	(54)
Administrative Class	0	(19)

Total Distributions	(1,109)	(486)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	20,119	21,164
Administrative Class	3,074	3,299

Issued as reinvestment of distributions
Institutional Class	892	375
Administrative Class	218	109

Cost of shares redeemed
Institutional Class	(13,817)	(11,131)
Administrative Class	(3,355)	(1,069)
Net increase resulting from Portfolio share transactions	7,131	12,747

Total Increase in Net Assets	7,011	12,714

Net Assets:

Beginning of period	33,594	20,880
End of period*	$40,605	$33,594

*Including undistributed net investment income of:	$36	$23

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Short-Term Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 12.9%
Banking & Finance 5.1%
Citigroup, Inc.
4.310% due 05/02/2008 (a)	$100	$100
Ford Motor Credit Co.
6.875% due 02/01/2006	300	299
4.680% due 03/13/2007 (a)	100	94
General Motors Acceptance Corp.
5.243% due 05/18/2006 (a)	100	98
5.050% due 01/16/2007 (a)	100	95
5.220% due 03/20/2007 (a)	70	66
Goldman Sachs Group, Inc.
4.260% due 08/01/2006 (a)	200	200
4.202% due 10/05/2007 (a)	100	100
4.300% due 06/28/2010 (a)	160	161
HSBC Finance Corp.
4.350% due 05/10/2007 (a)	170	170
4.621% due 09/15/2008 (a)	100	100
Lehman Brothers Holdings, Inc.
4.710% due 12/23/2010 (a)	100	100
MBNA Europe Funding PLC
4.550% due 09/07/2007 (a)	300	300
PPL Capital Funding Trust I
7.290% due 05/18/2006	80	81
VTB Capital S.A. for Vneshtorgbank
5.250% due 09/21/2007 (a)	100	100

		2,064

Industrials 5.7%
Airgas, Inc.
9.125% due 10/01/2011	100	107
AmeriGas Partners LP
10.000% due 04/15/2006	50	51
AOL Time Warner, Inc.
6.125% due 04/15/2006	200	201
Comcast Cable Communications, Inc.
6.375% due 01/30/2006	200	200
Constellation Brands, Inc.
8.625% due 08/01/2006	60	61
CSC Holdings, Inc.
7.875% due 12/15/2007	100	102
DaimlerChrysler N.A. Holding Corp.
6.400% due 05/15/2006	200	201
4.990% due 05/24/2006 (a)	150	150
4.700% due 03/07/2007 (a)	50	50
Delhaize America, Inc.
7.375% due 04/15/2006	30	30
Enterprise Products Operating LP
4.000% due 10/15/2007	30	30
Georgia-Pacific Corp.
7.500% due 05/15/2006	130	132
HCA, Inc.
7.125% due 06/01/2006	150	152
Historic TW, Inc.
8.180% due 08/15/2007	100	105
HJ Heinz Co.
6.198% due 12/01/2008 (a)	100	103
Kroger Co.
7.625% due 09/15/2006	100	102
MCI, Inc.
7.688% due 05/01/2009	150	155
Mirage Resorts, Inc.
6.750% due 08/01/2007	100	102
Safeway, Inc.
6.150% due 03/01/2006	100	100
Tyco International Group S.A.
6.375% due 02/15/2006	100	100
Yum! Brands, Inc.
8.500% due 04/15/2006	100	101

		2,335

Utilities 2.1%
AT&T Wireless Services, Inc.
7.350% due 03/01/2006	$100	$101
Dominion Resources, Inc.
4.640% due 05/15/2006 (a)	200	200
Entergy Gulf States, Inc.
3.600% due 06/01/2008	100	96
Ohio Edison Co.
4.000% due 05/01/2008	30	29
Progress Energy, Inc.
6.750% due 03/01/2006	100	100
PSEG Power LLC
6.875% due 04/15/2006	100	101
Public Service Enterprise Group, Inc.
4.875% due 09/21/2008 (a)	100	100
Sprint Capital Corp.
7.125% due 01/30/2006	100	100
TXU Energy Co. LLC
4.920% due 01/17/2006 (a)	25	25

		852

Total Corporate Bonds & Notes (Cost $5,274)		5,251

U.S. GOVERNMENT AGENCIES 18.8%

Fannie Mae
3.799% due 09/22/2006 (a)	1,000	1,000
4.267% due 05/22/2006 (a)	1,000	1,000
4.325% due 09/07/2006 (a)	700	700
4.363% due 03/01/2044 (a)	272	274
4.499% due 03/25/2034 (a)	105	105
4.500% due 02/25/2008	7	7
4.529% due 08/25/2034 (a)	46	46
5.500% due 11/01/2016	134	135
5.797% due 10/01/2031 (a)	32	32
6.000% due 06/01/2017	38	39
Federal Home Loan Bank
4.360% due 06/12/2006-06/13/2006 (a)(c)	2,000	2,000
Freddie Mac
3.125% due 09/15/2010	500	498
4.219% due 10/25/2044 (a)	543	547
4.363% due 02/25/2045 (a)	706	711
4.563% due 07/25/2044 (a)	215	219
5.500% due 08/15/2030	28	28
9.500% due 12/01/2019	51	56
Government National Mortgage Association
4.000% due 02/20/2032 (a)	67	67
6.000% due 03/15/2032-03/20/2032 (c)	165	167

Total U.S. Government Agencies (Cost $7,627)		7,631

MORTGAGE-BACKED SECURITIES 5.5%

Banc of America Large Loan
4.569% due 11/15/2015 (a)	24	24
Bank of America Mortgage Securities, Inc.
6.588% due 07/25/2032 (a)	4	4
5.487% due 10/20/2032 (a)	6	6
Bear Stearns Adjustable Rate Mortgage Trust
4.716% due 12/25/2033 (a)	20	20
4.247% due 01/25/2034 (a)	17	17
4.659% due 02/25/2034 (a)	17	17
4.799% due 11/25/2035 (a)	288	285
Countrywide Alternative Loan Trust
4.650% due 02/25/2036 (a)	200	200
Countrywide Home Loan Mortgage Pass-Through Trust
4.719% due 06/25/2035 (a)	89	89
CS First Boston Mortgage Securities Corp.
3.226% due 03/25/2032 (a)	62	62
5.726% due 05/25/2032 (a)	5	5

First Republic Mortgage Loan Trust
4.669% due 08/15/2032 (a)	$108	$108
Greenpoint Mortgage Funding Trust
4.599% due 05/25/2045 (a)	224	224
GSR Mortgage Loan Trust
4.541% due 09/25/2035 (a)	94	93
Harborview Mortgage Loan Trust
4.590% due 05/19/2035 (a)	265	264
Mellon Residential Funding Corp.
4.809% due 12/15/2030 (a)	37	37
SACO I, Inc.
4.569% due 07/25/2019 (a)	8	8
4.489% due 10/25/2033 (a)	363	363
Sequoia Mortgage Funding Co.
0.800% due 10/21/2007 (b)	827	6
Structured Asset Mortgage Investments, Inc.
4.700% due 09/19/2032 (a)	36	37
4.609% due 05/25/2045 (a)	261	260
Structured Asset Securities Corp.
4.669% due 01/25/2033 (a)	4	4
Washington Mutual Mortgage Securities Corp.
4.649% due 12/25/2027 (a)	52	52
5.126% due 10/25/2032 (a)	5	5
4.726% due 06/25/2042 (a)	37	37

Total Mortgage-Backed Securities (Cost $2,232)		2,227

ASSET-BACKED SECURITIES 11.2%

AAA Trust
4.291% due 11/26/2035 (a)	114	114
Argent Securities, Inc.
4.479% due 11/25/2035 (a)	278	278
4.519% due 12/25/2035 (a)	386	386
Bear Stearns Asset-Backed Securities, Inc.
4.709% due 10/25/2032 (a)	4	4
4.579% due 06/15/2043 (a)	14	14
Chase Funding Loan Acquisition Trust
4.709% due 01/25/2033 (a)	14	14
Chase Manhattan Auto Owner Trust
4.730% due 03/15/2008	10	10
Countrywide Asset-Backed Certificates
4.619% due 12/25/2031 (a)	8	8
4.749% due 05/25/2032 (a)	1	1
4.469% due 08/25/2035 (a)	108	108
4.361% due 12/25/2035 (a)	346	347
CS First Boston Mortgage Securities Corp.
4.729% due 07/25/2032 (a)	4	4
4.749% due 08/25/2032 (a)	5	5
FBR Securitization Trust
4.499% due 10/25/2035 (a)	375	375
First Franklin Mortgage Loan Trust Asset-Backed Certificates
4.739% due 03/25/2034 (a)	7	7
First NLC Trust
4.489% due 12/25/2035 (a)	373	373
Fremont Home Loan Trust
4.489% due 01/25/2035 (a)	1	1
4.460% due 01/25/2036 (a)	400	401
GSAMP Trust
4.489% due 01/25/2036 (a)	388	388
HFC Home Equity Loan Asset-Backed Certificates
4.720% due 10/20/2032 (a)	17	17
Home Equity Mortgage Trust
4.499% due 07/25/2035 (a)	106	106
Irwin Home Equity Loan Trust
4.649% due 07/25/2032 (a)	11	11
Morgan Stanley ABS Capital I
4.529% due 11/25/2034 (a)	13	13
Morgan Stanley Asset-Backed Securities Capital I, Inc.
4.719% due 08/25/2033 (a)	8	8

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Short-Term Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Novastar Home Equity Loan
4.709% due 09/25/2031 (a)	$4	$4
Quest Trust
4.597% due 06/25/2034 (a)	28	28
Renaissance Home Equity Loan Trust
4.819% due 08/25/2033 (a)	30	30
4.879% due 12/25/2033 (a)	117	118
4.551% due 11/25/2034 (a)	51	51
Residential Asset Mortgage Products, Inc.
4.539% due 09/25/2013 (a)	29	29
4.519% due 05/25/2026 (a)	12	12
4.709% due 12/25/2033 (a)	10	10
Residential Asset Securities Corp.
4.479% due 05/25/2027 (a)	287	287
Residential Funding Mortgage Securities II, Inc.
4.519% due 09/25/2035 (a)	377	377
Saxon Asset Securities Trust
4.649% due 01/25/2032 (a)	1	1
Soundview Home Equity Loan Trust
4.549% due 04/25/2035 (a)	116	116
Structured Asset Investment Loan Trust
4.469% due 07/25/2035 (a)	74	74
Wachovia Auto Owner Trust
4.820% due 02/20/2009	400	400
Wells Fargo Home Equity Trust
4.549% due 02/25/2018 (a)	30	30

Total Asset-Backed Securities (Cost $4,556)		4,560

SOVEREIGN ISSUES 1.5%

Brazilian Government International Bond
5.188% due 04/15/2006 (a)	23	23
10.000% due 01/16/2007	10	11
5.250% due 04/15/2009 (a)	155	154
10.271% due 06/29/2009 (a)	150	174
5.250% due 04/15/2012 (a)	100	99
Russia Government International Bond
10.000% due 06/26/2007	140	150

Total Sovereign Issues (Cost $600)		611

PURCHASED CALL OPTIONS 0.0%
	Notional Amount (000s)
2-Year Interest Rate Swap (OTC)
Strike @ 4.500%* Exp. 04/06/2006	2,600	1
Strike @ 4.750%* Exp. 05/02/2006	500	1
Strike @ 4.250%* Exp. 10/11/2006	500	1
Strike @ 4.250%* Exp. 10/24/2006	2,600	4
Strike @ 4.250%* Exp. 10/25/2006	2,400	4

Total Purchased Call Options (Cost $27)		11

PREFERRED SECURITY 0.3%
	Shares
Riggs Capital Trust
8.875% due 03/15/2027	100,000	108

Total Preferred Security (Cost $109)		108

Principal
Amount
(000s)

SHORT-TERM INSTRUMENTS (i) 49.6%

Commercial Paper 43.6%
Anz (Delaware), Inc.
4.065% due 01/19/2006	$400	$399
Barclays U.S. Funding Corp.
4.170% due 02/24/2006	1,100	1,093
4.190% due 02/27/2006	200	199
BNP Paribas Finance
4.155% due 02/27/2006	200	199
4.340% due 03/02/2006	900	894
CBA (de) Finance
4.100% due 01/23/2006	200	199
4.120% due 01/25/2006	100	100
4.380% due 03/14/2006	600	595
Dexia Delaware LLC
4.190% due 02/07/2006	1,000	996
DnB NORBank ASA
4.060% due 01/19/2006	1,100	1,098
Fannie Mae
4.083% due 03/08/2006	500	496
Federal Home Loan Bank
3.350% due 01/03/2006	500	500
ForeningsSparbanken AB
4.050% due 01/19/2006	1,100	1,098
Freddie Mac
4.354% due 05/16/2006	400	393
General Electric Capital Corp.
4.120% due 01/24/2006	200	199
HBOS Treasury Services PLC
4.175% due 02/06/2006	500	498
4.220% due 02/10/2006	300	299
4.385% due 03/14/2006	300	297
National Australia Funding, Inc.
4.300% due 01/04/2006	500	500
Nordea N.A., Inc.
4.250% due 02/14/2006	1,100	1,095
San Paolo U.S. Holding Company, Inc.
4.135% due 02/24/2006	1,100	1,093
Societe Generale N.A.
4.440% due 04/20/2006	1,000	986
Svenska Handelsbanken, Inc.
4.340% due 03/06/2006	1,100	1,091
UBS Finance Delaware LLC
4.300% due 01/03/2006	600	600
4.155% due 02/28/2006	600	596
Unicredit Delaware, Inc.
4.210% due 02/08/2006	1,100	1,095
Westpac Trust Securities NZ Ltd.
3.970% due 01/03/2006	1,100	1,100

		17,708

Repurchase Agreement 1.8%
State Street Bank
3.900% due 01/03/2006	745	745

(Dated 12/30/2005. Collateralized by Fannie Mae 5.000% due 01/15/2007 valued at $764. Repurchase proceeds are $745.)

Dutch Treasury Bill 1.4%
2.482% due 01/31/2006	EC	460	544

French Treasury Bill 2.4%
2.419% due 05/24/2006		840	985

U.S. Treasury Bills 0.4%
3.866% due 03/02/2006-03/16/2006 (c)(e)		$150	150

Total Short-Term Instruments (Cost $20,143)	20,132

Total Investments (d) 99.8%	$40,531
(Cost $40,568)
Written Options (g) (0.0%)	(22)
(Premiums $38)
Other Assets and Liabilities (Net) 0.2%	96

Net Assets 100.0%	$40,605

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Interest only security.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) As of December 31, 2005, portfolio securities with an aggregate market value of $662 were valued with reference to securities whose prices are more readily obtainable.

10	Annual Report	December 31, 2005	See accompanying notes

(e) Securities with an aggregate market value of $150 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
90-Day Eurodollar Futures	Long	03/2006	20	$(14)
90-Day Eurodollar Futures	Long	06/2006	23	(32)
90-Day Eurodollar Futures	Long	09/2006	46	(5)

				$(51)

(f) Swap agreements outstanding on December 31, 2005:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection†		(Pay)/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Bear Stearns & Co., Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012		Sell	1.750%	09/20/2006	$100	$(3)

† If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

(g) Written options outstanding on December 31, 2005:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures			$111.00	02/24/2006	20	$3	$5
Call - CBOT U.S. Treasury 10-Year Note June Futures			113.00	05/26/2006	4	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures			106.00	02/24/2006	20	7	2
Put - CBOT U.S. Treasury 10-Year Note June Futures			104.00	05/26/2006	4	1	1

						$12	$9

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.540%*	04/06/2006	$ 1,100	$9	$2
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.300%*	10/11/2006	200	1	1
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.320%*	10/25/2006	1,000	7	4
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.		4.780%*	05/02/2006	200	1	1
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.		4.310%*	10/24/2006	1,100	8	5

						$26	$13

* The Portfolio will receive a floating rate based on 3-month USD-LIBOR.
(h) Short sales open on December 31, 2005 were as follows:
Type		Coupon		Maturity Date	Principal Amount	Proceeds	Value‡
U.S. Treasury Note			5.000%	02/15/2011	$ 200	$205	$210

‡ Market value includes $4 of interest payable on short sales.
(i) Forward foreign currency contracts outstanding on December 31, 2005:
Type		Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy		EC	1,684	01/2006	$ 1	$0	$1
Sell			2,244	01/2006	0	(18)	(18)
Buy		JY	45,693	01/2006	0	0	0

					$ 1	$(18)	$(17)

See accompanying notes	December 31, 2005	Annual Report	11

Notes to Financial Statements

December 31, 2005

1. Organization

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12	Annual Report	December 31, 2005

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages

14	Annual Report	December 31, 2005

insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates. Payments received for IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security each time payment is received until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are included in interest income on the Statement of Operations.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$ 29,600	$25,985	$14,712	$5,444

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2004	0	$ 280	$ 6
Sales	48	14,200	51
Closing Buys	0	(10,740)	(16)
Expirations	0	(140)	(3)
Exercised	0	0	0
Balance at 12/31/2005	48	$ 3,600	$ 38

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,998	$20,119	2,098	$21,164
Administrative Class	305	3,074	327	3,299

Issued as reinvestment of distributions
Institutional Class	89	892	37	375
Administrative Class	22	218	11	109

Cost of shares redeemed
Institutional Class	(1,373)	(13,817)	(1,102)	(11,131)
Administrative Class	(333)	(3,355)	(106)	(1,069)

Net increase resulting from Portfolio share transactions	708	$7,131	1,265	$12,747

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	99
Administrative Class	4	84

16	Annual Report	December 31, 2005

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
$ 19	$0	$(28)	$0	$(63)	$(30)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, forwards, swaps and basis adjustments on interest-only securities.

(2)	Capital loss carryover expires in December 31, 2013.

(3)	Capital losses realized during the period November 1, 2005 through December 31, 2005 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 40,570	$27	$(66)	$ (39)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to basis adjustments on interest-only securities for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions		Long-Term Capital Gain Distributions	Return of Capital
12/31/2005	$1,109		$0	$0
12/31/2004	437	(5)	49	0

(5)	Includes short-term capital gains.

The Portfolio did not distribute capital gains during the fiscal year due to accumulated capital losses. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

18	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Short-Term Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Short-Term Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative share class, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	19

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

20	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	21

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

22	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	23

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

24	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

SHORT-TERM PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, derivatives risk, mortgage risk, non-U.S. investment risk, currency risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-Month Treasury Bill issues. It is not possible to invest directly in the index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Short-Term Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

              Short-Term Portfolio        Citigroup 3-Month
              Institutional Class        Treasury Bill Index
              --------------------     ----------------------
04/30/2000         $10,000                   $10,000
05/31/2000          10,058                    10,049
06/30/2000          10,114                    10,096
07/31/2000          10,174                    10,145
08/31/2000          10,249                    10,195
09/30/2000          10,318                    10,246
10/31/2000          10,377                    10,299
11/30/2000          10,433                    10,352
12/31/2000          10,464                    10,407
01/31/2001          10,539                    10,460
02/28/2001          10,600                    10,505
03/31/2001          10,644                    10,552
04/30/2001          10,664                    10,592
05/31/2001          10,727                    10,631
06/30/2001          10,746                    10,665
07/31/2001          10,852                    10,699
08/31/2001          10,914                    10,731
09/30/2001          11,005                    10,762
10/31/2001          11,075                    10,790
11/30/2001          11,104                    10,813
12/31/2001          11,153                    10,832
01/31/2002          11,155                    10,849
02/28/2002          11,171                    10,864
03/31/2002          11,177                    10,879
04/30/2002          11,230                    10,895
05/31/2002          11,269                    10,911
06/30/2002          11,293                    10,927
07/31/2002          11,292                    10,943
08/31/2002          11,335                    10,958
09/30/2002          11,356                    10,974
10/31/2002          11,404                    10,989
11/30/2002          11,477                    11,003
12/31/2002          11,508                    11,016
01/31/2003          11,548                    11,028
02/28/2003          11,582                    11,038
03/31/2003          11,615                    11,049
04/30/2003          11,648                    11,060
05/31/2003          11,679                    11,071
06/30/2003          11,694                    11,081
07/31/2003          11,652                    11,090
08/31/2003          11,656                    11,099
09/30/2003          11,715                    11,108
10/31/2003          11,707                    11,117
11/30/2003          11,720                    11,126
12/31/2003          11,761                    11,134
01/31/2004          11,773                    11,143
02/29/2004          11,795                    11,151
03/31/2004          11,807                    11,160
04/30/2004          11,796                    11,169
05/31/2004          11,807                    11,178
06/30/2004          11,806                    11,187
07/31/2004          11,832                    11,198
08/31/2004          11,856                    11,210
09/30/2004          11,871                    11,223
10/31/2004          11,899                    11,238
11/30/2004          11,905                    11,254
12/31/2004          11,931                    11,273
01/31/2005          11,951                    11,293
02/28/2005          11,959                    11,313
03/31/2005          11,984                    11,336
04/30/2005          12,022                    11,361
05/31/2005          12,050                    11,388
06/30/2005          12,079                    11,415
07/31/2005          12,085                    11,444
08/31/2005          12,140                    11,474
09/30/2005          12,151                    11,506
10/31/2005          12,172                    11,539
11/30/2005          12,207                    11,574
12/31/2005          12,250                    11,611

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

Short-Term Instruments	49.7%
U.S. Government Agencies	18.8%
Corporate Bonds & Notes	13.0%
Asset-Backed Securities	11.3%
Mortgage-Backed Securities	5.4%
Other	1.8%

‡% of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (04/28/00)*
	Short-Term Portfolio Institutional Class	2.67%	3.20%	3.64%
- - - - - - -	Citigroup 3-Month Treasury Bill Index	3.00%	2.21%	2.67%
	All Portfolio returns are net of fees and expenses. * The Portfolio began operations on 04/28/00. Index comparisons began on 04/30/00.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,014.20	$1,022.94
Expenses Paid During Period†	$2.28	$2.29

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Portfolio’s Institutional Class shares returned 2.67% for the twelve-month period ended December 31, 2005, underperforming the 3.00% return of the Citigroup 3-Month Treasury Bill Index during the same period.

•	Although broad diversification provided a buffer against the negative impact of rising U.S. rates, interest rate exposure focused in instruments with duration of one year or less hurt performance.

•	Exposure to mortgage-backed securities provided incremental yield relative to money market rates but underperformed like-duration Treasuries on a price basis.

•	A modest allocation to emerging market bonds added value due to the combination of attractive yield premiums and favorable price performance; continued improvement in credit quality and strong institutional demand supported the sector.

•	Asset-backed securities provided additional yield and favorable price performance as yield spreads declined.

•	Exposure to corporate securities provided incremental yield relative to money market rates but underperformed Treasuries with similar durations on a price basis.

4	Annual Report	December 31, 2005

Financial Highlights

Short-Term Portfolio (Institutional Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003	12/31/2002	12/31/2001

Net asset value beginning of year	$10.08	$10.10	$10.08	$10.08	$10.01
Net investment income (a)	0.30	0.14	0.14	0.30	0.53
Net realized/unrealized gain on investments (a)	(0.03)	0.00	0.08	0.01	0.12
Total income from investment operations	0.27	0.14	0.22	0.31	0.65
Dividends from net investment income	(0.30)	(0.14)	(0.19)	(0.30)	(0.54)
Distributions from net realized capital gains	0.00	(0.02)	(0.01)	(0.01)	(0.04)
Total distributions	(0.30)	(0.16)	(0.20)	(0.31)	(0.58)
Net asset value end of year	$10.05	$10.08	$10.10	$10.08	$10.08
Total return	2.67%	1.45%	2.20%	3.18%	6.59%
Net assets end of year (000s)	$32,419	$25,320	$14,932	$4,893	$4,093
Ratio of net expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.47	%(b)(c)
Ratio of net investment income to average net assets	2.95%	1.34%	1.36%	2.99%	5.27%
Portfolio turnover rate	154%	251%	199%	60%	94%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.45%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.46%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Short-Term Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$40,531
Cash	16
Foreign currency, at value	112
Receivable for investments sold	389
Unrealized appreciation on forward foreign currency contracts	1
Receivable for investments sold on delayed-delivery basis	1,409
Receivable for Portfolio shares sold	51
Interest and dividends receivable	116
42,625

Liabilities:

Payable for investments purchased	$1,159
Payable for investments purchased on delayed-delivery basis	586
Unrealized depreciation on forward foreign currency contracts	18
Payable for short sales	210
Written options outstanding	22
Payable for Portfolio shares redeemed	2
Accrued investment advisory fee	9
Accrued administration fee	7
Accrued servicing fee	1
Variation margin payable	3
Unrealized depreciation on swap agreements	3
2,020

Net Assets	$40,605

Net Assets Consist of:

Paid in capital	$40,707
Undistributed net investment income	36
Accumulated undistributed net realized (loss)	(46)
Net unrealized (depreciation)	(92)
$40,605

Net Assets:

Institutional Class	$32,419
Administrative Class	8,186

Shares Issued and Outstanding:

Institutional Class	3,226
Administrative Class	815

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.05
Administrative Class	10.05

Cost of Investments Owned	$40,568
Cost of Foreign Currency Held	$113
Proceeds Received on Short Sales	$205
Premiums Received on Written Options	$38

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Short-Term Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$1,281
Total Income	1,281

Expenses:

Investment advisory fees	94
Administration fees	75
Distribution and/or servicing fees - Administrative Class	12
Trustees’ fees	1
Total Expenses	182

Net Investment Income	1,099

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(24)
Net realized gain on futures contracts, options and swaps	42
Net realized (loss) on foreign currency transactions	(5)
Net change in unrealized (depreciation) on investments	(36)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(60)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(27)
Net (Loss)	(110)

Net Increase in Net Assets Resulting from Operations	$989

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Short-Term Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$1,099	$385
Net realized gain	13	86
Net change in unrealized (depreciation)	(123)	(18)
Net increase resulting from operations	989	453

Distributions to Shareholders:

From net investment income
Institutional Class	(891)	(323)
Administrative Class	(218)	(90)

From net realized capital gains
Institutional Class	0	(54)
Administrative Class	0	(19)

Total Distributions	(1,109)	(486)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	20,119	21,164
Administrative Class	3,074	3,299

Issued as reinvestment of distributions
Institutional Class	892	375
Administrative Class	218	109

Cost of shares redeemed
Institutional Class	(13,817)	(11,131)
Administrative Class	(3,355)	(1,069)
Net increase resulting from Portfolio share transactions	7,131	12,747

Total Increase in Net Assets	7,011	12,714

Net Assets:

Beginning of period	33,594	20,880
End of period*	$40,605	$33,594

*Including undistributed net investment income of:	$36	$23

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Short-Term Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 12.9%
Banking & Finance 5.1%
Citigroup, Inc.
4.310% due 05/02/2008 (a)	$100	$100
Ford Motor Credit Co.
6.875% due 02/01/2006	300	299
4.680% due 03/13/2007 (a)	100	94
General Motors Acceptance Corp.
5.243% due 05/18/2006 (a)	100	98
5.050% due 01/16/2007 (a)	100	95
5.220% due 03/20/2007 (a)	70	66
Goldman Sachs Group, Inc.
4.260% due 08/01/2006 (a)	200	200
4.202% due 10/05/2007 (a)	100	100
4.300% due 06/28/2010 (a)	160	161
HSBC Finance Corp.
4.350% due 05/10/2007 (a)	170	170
4.621% due 09/15/2008 (a)	100	100
Lehman Brothers Holdings, Inc.
4.710% due 12/23/2010 (a)	100	100
MBNA Europe Funding PLC
4.550% due 09/07/2007 (a)	300	300
PPL Capital Funding Trust I
7.290% due 05/18/2006	80	81
VTB Capital S.A. for Vneshtorgbank
5.250% due 09/21/2007 (a)	100	100

		2,064

Industrials 5.7%
Airgas, Inc.
9.125% due 10/01/2011	100	107
AmeriGas Partners LP
10.000% due 04/15/2006	50	51
AOL Time Warner, Inc.
6.125% due 04/15/2006	200	201
Comcast Cable Communications, Inc.
6.375% due 01/30/2006	200	200
Constellation Brands, Inc.
8.625% due 08/01/2006	60	61
CSC Holdings, Inc.
7.875% due 12/15/2007	100	102
DaimlerChrysler N.A. Holding Corp.
6.400% due 05/15/2006	200	201
4.990% due 05/24/2006 (a)	150	150
4.700% due 03/07/2007 (a)	50	50
Delhaize America, Inc.
7.375% due 04/15/2006	30	30
Enterprise Products Operating LP
4.000% due 10/15/2007	30	30
Georgia-Pacific Corp.
7.500% due 05/15/2006	130	132
HCA, Inc.
7.125% due 06/01/2006	150	152
Historic TW, Inc.
8.180% due 08/15/2007	100	105
HJ Heinz Co.
6.198% due 12/01/2008 (a)	100	103
Kroger Co.
7.625% due 09/15/2006	100	102
MCI, Inc.
7.688% due 05/01/2009	150	155
Mirage Resorts, Inc.
6.750% due 08/01/2007	100	102
Safeway, Inc.
6.150% due 03/01/2006	100	100
Tyco International Group S.A.
6.375% due 02/15/2006	100	100
Yum! Brands, Inc.
8.500% due 04/15/2006	100	101

		2,335

Utilities 2.1%
AT&T Wireless Services, Inc.
7.350% due 03/01/2006	$100	$101
Dominion Resources, Inc.
4.640% due 05/15/2006 (a)	200	200
Entergy Gulf States, Inc.
3.600% due 06/01/2008	100	96
Ohio Edison Co.
4.000% due 05/01/2008	30	29
Progress Energy, Inc.
6.750% due 03/01/2006	100	100
PSEG Power LLC
6.875% due 04/15/2006	100	101
Public Service Enterprise Group, Inc.
4.875% due 09/21/2008 (a)	100	100
Sprint Capital Corp.
7.125% due 01/30/2006	100	100
TXU Energy Co. LLC
4.920% due 01/17/2006 (a)	25	25

		852

Total Corporate Bonds & Notes (Cost $5,274)		5,251

U.S. GOVERNMENT AGENCIES 18.8%

Fannie Mae
3.799% due 09/22/2006 (a)	1,000	1,000
4.267% due 05/22/2006 (a)	1,000	1,000
4.325% due 09/07/2006 (a)	700	700
4.363% due 03/01/2044 (a)	272	274
4.499% due 03/25/2034 (a)	105	105
4.500% due 02/25/2008	7	7
4.529% due 08/25/2034 (a)	46	46
5.500% due 11/01/2016	134	135
5.797% due 10/01/2031 (a)	32	32
6.000% due 06/01/2017	38	39
Federal Home Loan Bank
4.360% due 06/12/2006-06/13/2006 (a)(c)	2,000	2,000
Freddie Mac
3.125% due 09/15/2010	500	498
4.219% due 10/25/2044 (a)	543	547
4.363% due 02/25/2045 (a)	706	711
4.563% due 07/25/2044 (a)	215	219
5.500% due 08/15/2030	28	28
9.500% due 12/01/2019	51	56
Government National Mortgage Association
4.000% due 02/20/2032 (a)	67	67
6.000% due 03/15/2032-03/20/2032 (c)	165	167

Total U.S. Government Agencies (Cost $7,627)		7,631

MORTGAGE-BACKED SECURITIES 5.5%

Banc of America Large Loan
4.569% due 11/15/2015 (a)	24	24
Bank of America Mortgage Securities, Inc.
6.588% due 07/25/2032 (a)	4	4
5.487% due 10/20/2032 (a)	6	6
Bear Stearns Adjustable Rate Mortgage Trust
4.716% due 12/25/2033 (a)	20	20
4.247% due 01/25/2034 (a)	17	17
4.659% due 02/25/2034 (a)	17	17
4.799% due 11/25/2035 (a)	288	285
Countrywide Alternative Loan Trust
4.650% due 02/25/2036 (a)	200	200
Countrywide Home Loan Mortgage Pass-Through Trust
4.719% due 06/25/2035 (a)	89	89
CS First Boston Mortgage Securities Corp.
3.226% due 03/25/2032 (a)	62	62
5.726% due 05/25/2032 (a)	5	5

First Republic Mortgage Loan Trust
4.669% due 08/15/2032 (a)	$108	$108
Greenpoint Mortgage Funding Trust
4.599% due 05/25/2045 (a)	224	224
GSR Mortgage Loan Trust
4.541% due 09/25/2035 (a)	94	93
Harborview Mortgage Loan Trust
4.590% due 05/19/2035 (a)	265	264
Mellon Residential Funding Corp.
4.809% due 12/15/2030 (a)	37	37
SACO I, Inc.
4.569% due 07/25/2019 (a)	8	8
4.489% due 10/25/2033 (a)	363	363
Sequoia Mortgage Funding Co.
0.800% due 10/21/2007 (b)	827	6
Structured Asset Mortgage Investments, Inc.
4.700% due 09/19/2032 (a)	36	37
4.609% due 05/25/2045 (a)	261	260
Structured Asset Securities Corp.
4.669% due 01/25/2033 (a)	4	4
Washington Mutual Mortgage Securities Corp.
4.649% due 12/25/2027 (a)	52	52
5.126% due 10/25/2032 (a)	5	5
4.726% due 06/25/2042 (a)	37	37

Total Mortgage-Backed Securities (Cost $2,232)		2,227

ASSET-BACKED SECURITIES 11.2%

AAA Trust
4.291% due 11/26/2035 (a)	114	114
Argent Securities, Inc.
4.479% due 11/25/2035 (a)	278	278
4.519% due 12/25/2035 (a)	386	386
Bear Stearns Asset-Backed Securities, Inc.
4.709% due 10/25/2032 (a)	4	4
4.579% due 06/15/2043 (a)	14	14
Chase Funding Loan Acquisition Trust
4.709% due 01/25/2033 (a)	14	14
Chase Manhattan Auto Owner Trust
4.730% due 03/15/2008	10	10
Countrywide Asset-Backed Certificates
4.619% due 12/25/2031 (a)	8	8
4.749% due 05/25/2032 (a)	1	1
4.469% due 08/25/2035 (a)	108	108
4.361% due 12/25/2035 (a)	346	347
CS First Boston Mortgage Securities Corp.
4.729% due 07/25/2032 (a)	4	4
4.749% due 08/25/2032 (a)	5	5
FBR Securitization Trust
4.499% due 10/25/2035 (a)	375	375
First Franklin Mortgage Loan Trust Asset-Backed Certificates
4.739% due 03/25/2034 (a)	7	7
First NLC Trust
4.489% due 12/25/2035 (a)	373	373
Fremont Home Loan Trust
4.489% due 01/25/2035 (a)	1	1
4.460% due 01/25/2036 (a)	400	401
GSAMP Trust
4.489% due 01/25/2036 (a)	388	388
HFC Home Equity Loan Asset-Backed Certificates
4.720% due 10/20/2032 (a)	17	17
Home Equity Mortgage Trust
4.499% due 07/25/2035 (a)	106	106
Irwin Home Equity Loan Trust
4.649% due 07/25/2032 (a)	11	11
Morgan Stanley ABS Capital I
4.529% due 11/25/2034 (a)	13	13
Morgan Stanley Asset-Backed Securities Capital I, Inc.
4.719% due 08/25/2033 (a)	8	8

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Short-Term Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Novastar Home Equity Loan
4.709% due 09/25/2031 (a)	$4	$4
Quest Trust
4.597% due 06/25/2034 (a)	28	28
Renaissance Home Equity Loan Trust
4.819% due 08/25/2033 (a)	30	30
4.879% due 12/25/2033 (a)	117	118
4.551% due 11/25/2034 (a)	51	51
Residential Asset Mortgage Products, Inc.
4.539% due 09/25/2013 (a)	29	29
4.519% due 05/25/2026 (a)	12	12
4.709% due 12/25/2033 (a)	10	10
Residential Asset Securities Corp.
4.479% due 05/25/2027 (a)	287	287
Residential Funding Mortgage Securities II, Inc.
4.519% due 09/25/2035 (a)	377	377
Saxon Asset Securities Trust
4.649% due 01/25/2032 (a)	1	1
Soundview Home Equity Loan Trust
4.549% due 04/25/2035 (a)	116	116
Structured Asset Investment Loan Trust
4.469% due 07/25/2035 (a)	74	74
Wachovia Auto Owner Trust
4.820% due 02/20/2009	400	400
Wells Fargo Home Equity Trust
4.549% due 02/25/2018 (a)	30	30

Total Asset-Backed Securities (Cost $4,556)		4,560

SOVEREIGN ISSUES 1.5%

Brazilian Government International Bond
5.188% due 04/15/2006 (a)	23	23
10.000% due 01/16/2007	10	11
5.250% due 04/15/2009 (a)	155	154
10.271% due 06/29/2009 (a)	150	174
5.250% due 04/15/2012 (a)	100	99
Russia Government International Bond
10.000% due 06/26/2007	140	150

Total Sovereign Issues (Cost $600)		611

PURCHASED CALL OPTIONS 0.0%
	Notional Amount (000s)
2-Year Interest Rate Swap (OTC)
Strike @ 4.500%* Exp. 04/06/2006	2,600	1
Strike @ 4.750%* Exp. 05/02/2006	500	1
Strike @ 4.250%* Exp. 10/11/2006	500	1
Strike @ 4.250%* Exp. 10/24/2006	2,600	4
Strike @ 4.250%* Exp. 10/25/2006	2,400	4

Total Purchased Call Options (Cost $27)		11

PREFERRED SECURITY 0.3%
	Shares
Riggs Capital Trust
8.875% due 03/15/2027	100,000	108

Total Preferred Security (Cost $109)		108

Principal
Amount
(000s)

SHORT-TERM INSTRUMENTS (i) 49.6%

Commercial Paper 43.6%
Anz (Delaware), Inc.
4.065% due 01/19/2006		$400	$399
Barclays U.S. Funding Corp.
4.170% due 02/24/2006		1,100	1,093
4.190% due 02/27/2006		200	199
BNP Paribas Finance
4.155% due 02/27/2006		200	199
4.340% due 03/02/2006		900	894
CBA (de) Finance
4.100% due 01/23/2006		200	199
4.120% due 01/25/2006		100	100
4.380% due 03/14/2006		600	595
Dexia Delaware LLC
4.190% due 02/07/2006		1,000	996
DnB NORBank ASA
4.060% due 01/19/2006		1,100	1,098
Fannie Mae
4.083% due 03/08/2006		500	496
Federal Home Loan Bank
3.350% due 01/03/2006		500	500
ForeningsSparbanken AB
4.050% due 01/19/2006		1,100	1,098
Freddie Mac
4.354% due 05/16/2006		400	393
General Electric Capital Corp.
4.120% due 01/24/2006		200	199
HBOS Treasury Services PLC
4.175% due 02/06/2006		500	498
4.220% due 02/10/2006		300	299
4.385% due 03/14/2006		300	297
National Australia Funding, Inc.
4.300% due 01/04/2006		500	500
Nordea N.A., Inc.
4.250% due 02/14/2006		1,100	1,095
San Paolo U.S. Holding Company, Inc.
4.135% due 02/24/2006		1,100	1,093
Societe Generale N.A.
4.440% due 04/20/2006		1,000	986
Svenska Handelsbanken, Inc.
4.340% due 03/06/2006		1,100	1,091
UBS Finance Delaware LLC
4.300% due 01/03/2006		600	600
4.155% due 02/28/2006		600	596
Unicredit Delaware, Inc.
4.210% due 02/08/2006		1,100	1,095
Westpac Trust Securities NZ Ltd.
3.970% due 01/03/2006		1,100	1,100

			17,708

Repurchase Agreement 1.8%
State Street Bank
3.900% due 01/03/2006		745	745

(Dated 12/30/2005. Collateralized by Fannie Mae 5.000% due 01/15/2007 valued at $764. Repurchase proceeds are $745.)
Dutch Treasury Bill 1.4%
2.482% due 01/31/2006	EC	460	544

French Treasury Bill 2.4%
2.419% due 05/24/2006		840	985

U.S. Treasury Bills 0.4%
3.866% due 03/02/2006-03/16/2006 (c)(e)		$150	150

Total Short-Term Instruments (Cost $20,143)			20,132

Total Investments (d) 99.8%			$40,531
(Cost $40,568)
Written Options (g) (0.0%)			(22)
(Premiums $38)
Other Assets and Liabilities (Net) 0.2%			96

Net Assets 100.0%			$40,605

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Interest only security.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) As of December 31, 2005, portfolio securities with an aggregate market value of $662 were valued with reference to securities whose prices are more readily obtainable.

10	Annual Report	December 31, 2005	See accompanying notes

(e) Securities with an aggregate market value of $150 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
90-Day Eurodollar Futures	Long	03/2006	20	$(14)
90-Day Eurodollar Futures	Long	06/2006	23	(32)
90-Day Eurodollar Futures	Long	09/2006	46	(5)

				$(51)

(f) Swap agreements outstanding on December 31, 2005:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection†		(Pay)/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Bear Stearns & Co., Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012		Sell	1.750%	09/20/2006	$100	$(3)

† If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

(g) Written options outstanding on December 31, 2005:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures			$111.00	02/24/2006	20	$3	$5
Call - CBOT U.S. Treasury 10-Year Note June Futures			113.00	05/26/2006	4	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures			106.00	02/24/2006	20	7	2
Put - CBOT U.S. Treasury 10-Year Note June Futures			104.00	05/26/2006	4	1	1

						$12	$9

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.540%*	04/06/2006	$ 1,100	$9	$2
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.300%*	10/11/2006	200	1	1
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.320%*	10/25/2006	1,000	7	4
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.		4.780%*	05/02/2006	200	1	1
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.		4.310%*	10/24/2006	1,100	8	5

						$26	$13

* The Portfolio will receive a floating rate based on 3-month USD-LIBOR.
(h) Short sales open on December 31, 2005 were as follows:
Type		Coupon		Maturity Date	Principal Amount	Proceeds	Value‡
U.S. Treasury Note			5.000%	02/15/2011	$ 200	$205	$210

‡ Market value includes $4 of interest payable on short sales.
(i) Forward foreign currency contracts outstanding on December 31, 2005:
Type		Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy		EC	1,684	01/2006	$ 1	$0	$1
Sell			2,244	01/2006	0	(18)	(18)
Buy		JY	45,693	01/2006	0	0	0

					$ 1	$(18)	$(17)

See accompanying notes	December 31, 2005	Annual Report	11

Notes to Financial Statements

December 31, 2005

1. Organization

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12	Annual Report	December 31, 2005

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages

14	Annual Report	December 31, 2005

insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates. Payments received for IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security each time payment is received until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are included in interest income on the Statement of Operations.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$ 29,600	$25,985	$14,712	$5,444

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2004	0	$ 280	$ 6
Sales	48	14,200	51
Closing Buys	0	(10,740)	(16)
Expirations	0	(140)	(3)
Exercised	0	0	0
Balance at 12/31/2005	48	$ 3,600	$ 38

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,998	$20,119	2,098	$21,164
Administrative Class	305	3,074	327	3,299

Issued as reinvestment of distributions
Institutional Class	89	892	37	375
Administrative Class	22	218	11	109

Cost of shares redeemed
Institutional Class	(1,373)	(13,817)	(1,102)	(11,131)
Administrative Class	(333)	(3,355)	(106)	(1,069)

Net increase resulting from Portfolio share transactions	708	$7,131	1,265	$12,747

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	99
Administrative Class	4	84

16	Annual Report	December 31, 2005

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
$ 19	$0	$(28)	$0	$(63)	$(30)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, forwards, swaps and basis adjustments on interest-only securities.

(2)	Capital loss carryover expires in December 31, 2013.

(3)	Capital losses realized during the period November 1, 2005 through December 31, 2005 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$ 40,570	$27	$(66)	$ (39)

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to basis adjustments on interest-only securities for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions		Long-Term Capital Gain Distributions	Return of Capital
12/31/2005	$1,109		$0	$0
12/31/2004	437	(5)	49	0

(5)	Includes short-term capital gains.

The Portfolio did not distribute capital gains during the fiscal year due to accumulated capital losses. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

18	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Short-Term Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Short-Term Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional share class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	19

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

20	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	21

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

22	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	23

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

24	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

STOCKSPLUS® GROWTH AND INCOME PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the StocksPLUS® Growth and Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage risk, non-U.S. investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

The S&P 500 Index is an unmanaged index that is widely regarded as the best single gauge of the U.S. equities market. This world-renowned index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also an ideal proxy for the total market.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

StocksPLUS® Growth and Income Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                     StocksPLUS/(R)/ Growth
                      and Income Portfolio
                      Administrative Class         S&P 500 Index
                      --------------------         -------------
12/31/1997                 $10,000                    $10,000
01/31/1998                  10,140                     10,111
02/28/1998                  10,820                     10,840
03/31/1998                  11,370                     11,395
04/30/1998                  11,490                     11,510
05/31/1998                  11,260                     11,312
06/30/1998                  11,701                     11,771
07/31/1998                  11,570                     11,646
08/31/1998                   9,906                      9,962
09/30/1998                  10,669                     10,600
10/31/1998                  11,552                     11,462
11/30/1998                  12,222                     12,157
12/31/1998                  13,011                     12,858
01/31/1999                  13,446                     13,395
02/28/1999                  12,990                     12,979
03/31/1999                  13,541                     13,498
04/30/1999                  14,052                     14,021
05/31/1999                  13,697                     13,690
06/30/1999                  14,493                     14,450
07/31/1999                  14,031                     13,999
08/31/1999                  13,968                     13,929
09/30/1999                  13,663                     13,548
10/31/1999                  14,525                     14,405
11/30/1999                  14,759                     14,698
12/31/1999                  15,594                     15,564
01/31/2000                  14,720                     14,782
02/29/2000                  14,501                     14,502
03/31/2000                  15,844                     15,920
04/30/2000                  15,355                     15,441
05/31/2000                  15,042                     15,125
06/30/2000                  15,398                     15,497
07/31/2000                  15,209                     15,255
08/31/2000                  16,210                     16,203
09/30/2000                  15,351                     15,347
10/31/2000                  15,219                     15,282
11/30/2000                  14,074                     14,077
12/31/2000                  14,113                     14,146
01/31/2001                  14,649                     14,648
02/28/2001                  13,295                     13,313
03/31/2001                  12,450                     12,469
04/30/2001                  13,336                     13,438
05/31/2001                  13,503                     13,528
06/30/2001                  13,178                     13,199
07/31/2001                  13,126                     13,069
08/31/2001                  12,332                     12,251
09/30/2001                  11,338                     11,262
10/31/2001                  11,589                     11,476
11/30/2001                  12,396                     12,357
12/31/2001                  12,499                     12,465
01/31/2002                  12,365                     12,283
02/28/2002                  12,178                     12,046
03/31/2002                  12,603                     12,499
04/30/2002                  11,877                     11,742
05/31/2002                  11,810                     11,655
06/30/2002                  10,948                     10,825
07/31/2002                  10,016                      9,981
08/31/2002                  10,178                     10,047
09/30/2002                   9,078                      8,955
10/31/2002                   9,922                      9,743
11/30/2002                  10,534                     10,316
12/31/2002                   9,972                      9,710
01/31/2003                   9,766                      9,456
02/28/2003                   9,669                      9,314
03/31/2003                   9,776                      9,404
04/30/2003                  10,592                     10,179
05/31/2003                  11,172                     10,715
06/30/2003                  11,300                     10,852
07/31/2003                  11,439                     11,043
08/31/2003                  11,675                     11,259
09/30/2003                  11,601                     11,139
10/31/2003                  12,227                     11,769
11/30/2003                  12,338                     11,873
12/31/2003                  13,001                     12,496
01/31/2004                  13,240                     12,725
02/29/2004                  13,451                     12,902
03/31/2004                  13,251                     12,707
04/30/2004                  12,970                     12,508
05/31/2004                  13,139                     12,679
06/30/2004                  13,382                     12,926
07/31/2004                  12,944                     12,498
08/31/2004                  13,043                     12,549
09/30/2004                  13,166                     12,685
10/31/2004                  13,393                     12,878
11/30/2004                  13,932                     13,399
12/31/2004                  14,407                     13,855
01/31/2005                  14,035                     13,518
02/28/2005                  14,307                     13,802
03/31/2005                  14,037                     13,558
04/30/2005                  13,780                     13,301
05/31/2005                  14,195                     13,724
06/30/2005                  14,191                     13,743
07/31/2005                  14,723                     14,254
08/31/2005                  14,622                     14,124
09/30/2005                  14,691                     14,239
10/31/2005                  14,388                     14,001
11/30/2005                  14,907                     14,531
12/31/2005                  14,909                     14,536

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

Short-Term Instruments‡‡	49.0%
Corporate Bonds & Notes‡‡	17.3%
U.S. Government Agencies‡‡	13.7%
Asset-Backed Securities‡‡	8.0%
Mortgage-Backed Securities‡‡	5.2%
Other	6.8%
‡	% of Total Investments as of December 31, 2005
‡‡	Primarily serving as collateral for equity-linked derivative positions

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (12/31/97)
	StocksPLUS® Growth and Income Portfolio Administrative Class	3.49%	1.10%	5.12%
- - - - - - -	S&P 500 Index	4.91%	0.54%	4.79%
	All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,050.60	$1,021.93
Expenses Paid During Period†	$3.36	$3.31

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The StocksPLUS® Growth and Income Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed-income instruments.

•	The Portfolio’s benchmark, the S&P 500 Index, posted a total return of 4.91% for the twelve-month period ended December 31, 2005. During the same period the Portfolio’s Administrative Class shares delivered a total return of 3.49%, underperforming the benchmark.

•	Despite a fairly buoyant economy, the U.S stock market saw only moderately positive returns in 2005 amid concerns about the economic fallout of the Gulf Coast hurricanes and worries about rising and volatile energy prices.

•	Although broad diversification provided a buffer against the negative impact of rising U.S. rates, interest rate exposure focused in instruments with duration of one year or less significantly impaired performance.

•	Exposure to mortgage-backed and corporate securities provided incremental yield relative to money market rates although both sectors underperformed like-duration Treasuries on a price basis.

•	A modest allocation to emerging market bonds added value due to the combination of attractive yield premiums and favorable price performance; continued credit quality improvement and strong institutional demand supported the sector.

•	Asset-backed securities provided additional yield and favorable price performance as yield spreads declined.

4	Annual Report	December 31, 2005

Financial Highlights

StocksPLUS® Growth and Income Portfolio (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003	12/31/2002		12/31/2001

Net asset value beginning of year	$10.09	$9.26	$7.25	$9.35		$11.05
Net investment income (a)	0.29	0.13	0.13	0.26		0.50
Net realized/unrealized gain (loss) on investments (a)	0.06	0.86	2.06	(2.14)		(1.78)
Total income (loss) from investment operations	0.35	0.99	2.19	(1.88)		(1.28)
Dividends from net investment income	(0.24)	(0.16)	(0.18)	(0.22)		(0.42)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00		0.00
Total distributions	(0.24)	(0.16)	(0.18)	(0.22)		(0.42)
Net asset value end of year	$10.20	$10.09	$9.26	$7.25		$9.35
Total return	3.49%	10.81%	30.38%	(20.22)%		(11.43)%
Net assets end of year (000s)	$229,193	$266,851	$267,880	$218,993		$259,926
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65	%(b)	0.67	%(c)
Ratio of net investment income to average net assets	2.87%	1.39%	1.54%	3.13%		5.02%
Portfolio turnover rate	264%	249%	134%	192%		547%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.66%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

StocksPLUS® Growth and Income Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$244,007
Cash	51
Foreign currency, at value	29
Unrealized appreciation on forward foreign currency contracts	1
Receivable for Portfolio shares sold	8
Interest and dividends receivable	776
Variation margin receivable	496
Swap premiums paid	1
Unrealized appreciation on swap agreements	149
245,517

Liabilities:

Payable for investments purchased	$7,880
Unrealized depreciation on forward foreign currency contracts	330
Written options outstanding	434
Payable for Portfolio shares redeemed	133
Accrued investment advisory fee	76
Accrued administration fee	22
Accrued servicing fee	33
Variation margin payable	1,440
Swap premiums received	69
Unrealized depreciation on swap agreements	173
10,589

Net Assets	$234,928

Net Assets Consist of:

Paid in capital	$297,639
Undistributed net investment income	4,124
Accumulated undistributed net realized (loss)	(63,283)
Net unrealized (depreciation)	(3,552)
$234,928

Net Assets:

Institutional Class	$5,735
Administrative Class	229,193

Shares Issued and Outstanding:

Institutional Class	558
Administrative Class	22,467

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.27
Administrative Class	10.20

Cost of Investments Owned	$245,515
Cost of Foreign Currency Held	$29
Premiums Received on Written Options	$490

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

StocksPLUS® Growth and Income Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$8,619
Dividends	87
Miscellaneous income	3
Total Income	8,709

Expenses:

Investment advisory fees	961
Administration fees	248
Servicing fees - Administrative Class	364
Trustees’ fees	5
Total Expenses	1,578

Net Investment Income	7,131

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	61
Net realized gain on futures contracts, options and swaps	10,739
Net realized gain on foreign currency transactions	523
Net change in unrealized (depreciation) on investments	(2,358)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(8,098)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(85)
Net Gain	782

Net Increase in Net Assets Resulting from Operations	$7,913

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

StocksPLUS® Growth and Income Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$7,131	$3,700
Net realized gain	11,323	28,568
Net change in unrealized (depreciation)	(10,541)	(5,160)
Net increase resulting from operations	7,913	27,108

Distributions to Shareholders:

From net investment income
Institutional Class	(127)	(61)
Administrative Class	(5,480)	(4,442)

Total Distributions	(5,607)	(4,503)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	3,215	2,388
Administrative Class	4,123	19,773

Issued as reinvestment of distributions
Institutional Class	127	61
Administrative Class	5,480	4,442

Cost of shares redeemed
Institutional Class	(1,264)	(1,400)
Administrative Class	(49,470)	(47,541)
Net (decrease) resulting from Portfolio share transactions	(37,789)	(22,277)

Total Increase (Decrease) in Net Assets	(35,483)	328

Net Assets:

Beginning of period	270,411	270,083
End of period*	$234,928	$270,411

*Including undistributed net investment income of:	$4,124	$1,404

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

StocksPLUS® Growth and Income Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 18.1%
Banking & Finance 9.9%
American Express Credit Corp
4.360% due 06/12/2007 (a)	$500	$500
American General Finance Corp.
4.544% due 03/23/2007 (a)	200	200
BAE Systems Holdings, Inc.
4.740% due 08/15/2008 (a)	600	601
CIT Group , Inc.
5.000% due 11/24/2008	300	300
Citigroup Global Markets Holdings, Inc.
4.200% due 12/20/2007	2,500	2,471
Eli Lilly Services, Inc.
4.530% due 09/12/2008 (a)	2,100	2,102
Export-Import Bank of Korea
4.580% due 11/16/2010 (a)	1,900	1,900
Ford Motor Credit Co.
6.875% due 02/01/2006	1,400	1,397
6.500% due 01/25/2007	1,000	968
5.450% due 03/21/2007 (a)	1,700	1,620
5.349% due 09/28/2007 (a)	600	555
4.950% due 01/15/2008	100	90
General Motors Acceptance Corp.
5.050% due 01/16/2007 (a)	600	570
6.125% due 02/01/2007	500	477
5.654% due 09/23/2008 (a)	1,500	1,357
Goldman Sachs Group, Inc.
4.627% due 03/30/2007 (a)	400	401
4.591% due 12/22/2008 (a)	700	700
HSBC Finance Corp.
4.430% due 02/28/2007 (a)	2,100	2,102
6.538% due 11/13/2007	100	103
4.621% due 09/15/2008 (a)	100	100
John Deere Capital Corp
4.470% due 08/24/2006 (a)	200	200
Korea Development Bank
4.652% due 11/22/2012 (a)	500	501
NiSource Finance Corp.
4.950% due 11/23/2009 (a)	300	301
Prudential Financial, Inc.
4.630% due 06/13/2008 (a)	900	902
Royal Bank of Scotland Group PLC
4.500% due 12/21/2007 (a)	600	600
Santander US Debt S.A.
4.510% due 09/21/2007 (a)	1,200	1,201
Simsbury CLO Ltd.
4.690% due 09/24/2011 (a)	616	613
Toyota Motor Credit Corp.
4.310% due 09/18/2006 (a)	500	500

		23,332

Industrials 3.9%
Cox Communications, Inc.
5.039% due 12/14/2007 (a)	200	202
DaimlerChrysler N.A. Holding Corp.
4.990% due 05/24/2006 (a)	1,100	1,102
4.960% due 09/10/2007 (a)	500	501
Delhaize America, Inc.
7.375% due 04/15/2006	2,200	2,222
Electronic Data Systems Corp.
6.334% due 08/17/2006	400	403
Enron Credit Linked Notes Trust
8.000% due 08/15/2005 (b)	1,700	994
Georgia-Pacific Corp.
7.500% due 05/15/2006	700	708
HCA, Inc.
7.250% due 05/20/2008	120	125
Host Marriott LP
9.500% due 01/15/2007	25	26
Kraft Foods, Inc.
4.625% due 11/01/2006	500	499
La Quinta Corp.
7.000% due 08/15/2007	25	26

MCI, Inc.
7.688% due 05/01/2009	$200	$207
Pemex Project Funding Master Trust
5.010% due 12/03/2012 (a)	700	700
Tyco International Group S.A.
6.375% due 02/15/2006	1,400	1,402

		9,117

Utilities 4.3%
AT&T Wireless Services, Inc.
7.350% due 03/01/2006	100	100
AT&T, Inc.
4.542% due 11/14/2008 (a)	400	401
BellSouth Corp.
4.258% due 04/26/2021 (a)	400	400
CMS Energy Corp.
9.875% due 10/15/2007	700	752
Dominion Resources, Inc.
4.819% due 09/28/2007 (a)	600	601
Entergy Gulf States, Inc.
5.207% due 12/08/2008	600	600
Florida Power Corp
4.880% due 11/14/2008 (a)	400	400
NiSource, Inc.
3.628% due 11/01/2006	300	297
Northwest Pipeline Corp.
6.625% due 12/01/2007	1,372	1,408
Progress Energy, Inc.
6.750% due 03/01/2006	200	201
Public Service Enterprise Group, Inc.
4.875% due 09/21/2008 (a)	300	300
Qwest Corp.
7.741% due 06/15/2013 (a)	700	759
Southern Natural Gas Co.
6.700% due 10/01/2007	500	508
Sprint Capital Corp.
7.125% due 01/30/2006	800	801
Transcontinental Gas Pipe Line Corp.
5.430% due 04/15/2008 (a)	1,100	1,113
TXU Energy Co. LLC
4.920% due 01/17/2006 (a)	1,350	1,350

		9,991

Total Corporate Bonds & Notes (Cost $43,387)		42,440

MUNICIPAL BONDS & NOTES 0.3%

Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue Bonds, Series 2003-A1
5.000% due 06/01/2021	665	671

Total Municipal Bonds & Notes (Cost $662)		671

U.S. GOVERNMENT AGENCIES 14.2%

Fannie Mae
4.204% due 11/28/2035 (a)	119	119
4.376% due 09/22/2006 (a)	1,100	1,100
4.429% due 09/25/2035 (a)	1,115	1,116
4.500% due 08/01/2035 (a)	2,195	2,156
4.779% due 05/25/2031 (a)	969	973
5.000% due 12/01/2017-08/01/2020 (d)	5,086	5,034
5.008% due 06/01/2035 (a)	2,249	2,250
5.275% due 12/01/2036 (a)	558	560
5.393% due 09/01/2034 (a)	574	577
5.500% due 01/01/2034-01/12/2036 (d)	11,497	11,393
6.000% due 04/01/2016-11/01/2033 (d)	260	265
8.000% due 05/01/2030-09/01/2031 (d)	65	70

Federal Home Loan Bank
8.300% due 02/27/2012 (a)	$500	$435
Freddie Mac
4.509% due 08/25/2031 (a)	490	493
4.526% due 02/25/2045 (a)	1,060	1,067
4.769% due 06/15/2018 (a)	133	133
5.000% due 07/15/2024	1,200	1,198
5.500% due 11/15/2015-08/15/2030 (d)	85	86
6.000% due 07/01/2016-05/01/2033 (d)	1,263	1,279
6.500% due 10/25/2043	674	689
Government National Mortgage Association
4.000% due 07/16/2027	241	238
4.125% due 11/20/2029 (a)	225	227
4.375% due 04/20/2024-05/20/2028 (a)(d)	1,530	1,537
4.750% due 08/20/2024 (a)	25	25
8.000% due 04/15/2027-10/15/2030 (d)	349	374
8.500% due 04/20/2030	4	4

Total U.S. Government Agencies (Cost $33,664)		33,398

U.S. TREASURY OBLIGATIONS 4.9%

Treasury Inflation Protected Security (c)(f)
3.625% due 01/15/2008	11,096	11,398

Total U.S. Treasury Obligations (Cost $11,625)		11,398

MORTGAGE-BACKED SECURITIES 5.4%

Banc of America Funding Corp.
4.116% due 05/25/2035 (a)	545	540
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	284	291
Bear Stearns Adjustable Rate Mortgage Trust
5.932% due 06/25/2032 (a)	123	123
5.348% due 02/25/2033 (a)	223	223
4.182% due 01/25/2034 (a)	302	300
4.689% due 01/25/2034 (a)	690	683
Countrywide Alternative Loan Trust
6.000% due 10/25/2033	511	510
4.500% due 06/25/2035	2,182	2,155
CS First Boston Mortgage Securities Corp.
3.350% due 03/25/2032 (a)	820	821
5.739% due 05/25/2032 (a)	160	159
5.816% due 06/25/2032 (a)	55	56
6.190% due 06/25/2032 (a)	37	37
GSR Mortgage Loan Trust
4.729% due 01/25/2034 (a)	120	120
Impac CMB Trust
4.759% due 10/25/2033 (a)	57	57
4.629% due 04/25/2034 (a)	392	392
Mellon Residential Funding Corp.
4.609% due 06/15/2030 (a)	1,034	1,033
Merrill Lynch Mortgage Investors, Inc.
4.910% due 12/25/2032 (a)	163	159
Morgan Stanley Dean Witter Capital I, Inc.
5.500% due 04/25/2017	116	116
Prime Mortgage Trust
4.779% due 02/25/2019 (a)	66	66
4.779% due 02/25/2034 (a)	196	196
Resecuritization Mortgage Trust
4.629% due 04/26/2021 (a)	9	9
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	292	296
Salomon Brothers Mortgage Securities VII, Inc.
5.481% due 12/25/2030 (a)	316	316

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

StocksPLUS® Growth and Income Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Structured Asset Mortgage Investments, Inc.
4.669% due 02/25/2035 (a)	$200	$200
Structured Asset Securities Corp.
4.479% due 08/25/2035 (a)	532	532
Washington Mutual Mortgage Securities Corp.
5.370% due 02/25/2033 (a)	441	439
4.324% due 02/27/2034 (a)	584	582
4.563% due 08/25/2042 (a)	1,063	1,058
Washington Mutual, Inc.
4.540% due 11/25/2034 (a)	1,043	1,044
4.669% due 10/25/2045 (a)	294	294

Total Mortgage-Backed Securities (Cost $12,881)		12,807

ASSET-BACKED SECURITIES 8.3%

AAA Trust
4.479% due 11/26/2035 (a)	496	496
ACE Securities Corp.
4.489% due 10/25/2035 (a)	1,461	1,462
Ameriquest Mortgage Securities, Inc.
4.489% due 10/25/2035 (a)	332	332
Argent Securities, Inc.
4.499% due 10/25/2035 (a)	525	525
4.519% due 12/25/2035 (a)	1,642	1,643
Asset-Backed Funding Certificates
4.489% due 08/25/2035 (a)	1,430	1,431
Asset-Backed Securities Corp. Home Equity Loan Trust
4.539% due 05/25/2035 (a)	885	886
Bank One Issuance Trust
4.419% due 02/17/2009	1,232	1,233
Bear Stearns Asset-Backed Securities, Inc.
4.579% due 09/25/2034 (a)	278	278
4.479% due 03/25/2035 (a)	105	105
Carrington Mortgage Loan Trust
4.459% due 06/25/2035 (a)	203	203
Chase Funding Mortgage Loan Asset-Backed Certificates
4.749% due 10/25/2032 (a)	90	90
Chase Manhattan Auto Owner Trust
4.730% due 03/15/2008	1,200	1,201
Citigroup Mortgage Loan Trust, Inc.
4.479% due 07/25/2035 (a)	226	226
4.489% due 09/25/2035 (a)	667	668
Countrywide Asset-Backed Certificates
4.479% due 08/25/2035 (a)	621	621
CS First Boston Mortgage Securities Corp.
4.689% due 01/25/2032 (a)	121	122
4.709% due 05/25/2043 (a)	29	29
First NLC Trust
4.489% due 12/25/2035 (a)	373	373
First USA Credit Card Master Trust
4.560% due 10/20/2008 (a)	700	701
Fremont Home Loan Trust
4.460% due 01/25/2036 (a)	600	601
GSR Mortgage Loan Trust
4.480% due 12/25/2030 (a)	500	500
Household Mortgage Loan Trust
4.670% due 05/20/2032 (a)	97	97
4.720% due 02/20/2033 (a)	142	142
Long Beach Mortgage Loan Trust
4.499% due 09/25/2035 (a)	770	770
Park Place Securities, Inc.
4.489% due 08/25/2035 (a)	652	652
Residential Asset Mortgage Products, Inc.
4.479% due 05/25/2035 (a)	993	993
Residential Asset Securities Corp.
4.489% due 09/25/2035 (a)	737	737
SACO I, Inc.
4.489% due 07/25/2035 (a)	631	631
SLM Student Loan Trust
4.541% due 03/15/2013 (a)	206	207
4.220% due 07/25/2013 (a)	686	687

Soundview Home Equity Loan Trust
4.489% due 05/25/2035 (a)		$159	$159
Wachovia Auto Owner Trust
4.820% due 02/20/2009		700	701

Total Asset-Backed Securities (Cost $19,488)			19,502

SOVEREIGN ISSUES 0.9%

Brazilian Government International Bond
5.188% due 04/15/2006 (a)		208	208
5.250% due 04/15/2009 (a)		906	902
8.000% due 01/15/2018		100	108
United Mexican States
4.830% due 01/13/2009 (a)		900	914

Total Sovereign Issues (Cost $2,090)			2,132

PURCHASED CALL OPTIONS 0.1%
	Notional Amount (000s)
1-Year Interest Rate Swap (OTC)
Strike @ 4.700%** Exp. 02/01/2006		6,000	0
Strike @ 4.800%** Exp. 02/01/2006		3,000	1
2-Year Interest Rate Swap (OTC)
Strike @ 4.500%** Exp. 04/04/2006		3,000	2
Strike @ 4.500%** Exp. 04/06/2006		3,700	2
Strike @ 4.750%** Exp. 05/02/2006		9,000	20
Strike @ 4.500%** Exp. 10/04/2006		4,000	10
Strike @ 4.500%** Exp. 10/04/2006		3,300	9
Strike @ 4.250%** Exp. 10/11/2006		4,000	6
Strike @ 4.250%** Exp. 10/12/2006		4,000	6
Strike @ 4.500%** Exp. 10/18/2006		8,000	22
Strike @ 4.250%** Exp. 10/24/2006		2,000	3
Strike @ 4.250%** Exp. 10/25/2006		6,000	9
Strike @ 4.800%** Exp. 12/22/2006		7,000	41
Strike @ 4.650%*** Exp. 06/12/2006	BP	1,100	9

Total Purchased Call Options (Cost $214)			140

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
90-Day Eurodollar December Futures (CME)
Strike @ $92.00 Exp. 12/18/2006		55	0
90-Day Eurodollar March Futures (CME)
Strike @ $93.75 Exp. 03/13/2006		155	1
Strike @ $94.75 Exp. 03/13/2006		50	0
Strike @ $94.375 Exp. 03/13/2006		289	2

S&P 500 Index March Futures (CME)
Strike @ 725.00 Exp. 03/17/2006		216	3

Total Purchased Put Options (Cost $11)			6

Value
Shares	(000s)

PREFERRED SECURITY 0.8%
DG Funding Trust
3.360% due 12/29/2049 (a)	173	$1,844

Total Preferred Security (Cost $1,823)		1,844

PREFERRED STOCK 0.1%

Fannie Mae
7.000% due 12/31/1949 (a)	3,900	214

Total Preferred Stock (Cost $199)		214

SHORT-TERM INSTRUMENTS (i) 50.8%
	Principal Amount (000s)
Commercial Paper 39.0%
ASB Bank Ltd.
4.085% due 01/18/2006	$1,800	1,797
Barclays U.S. Funding Corp.
4.055% due 02/06/2006	6,600	6,575
4.190% due 02/27/2006	400	397
BNP Paribas Finance
4.340% due 03/02/2006	6,420	6,375
4.430% due 04/20/2006	700	690
CDC Commercial Paper, Inc.
4.410% due 04/04/2006	6,600	6,523
Cox Communications, Inc.
3.871% due 01/17/2006	350	350
Danske Corp.
4.030% due 02/06/2006	1,600	1,594
4.150% due 02/27/2006	2,300	2,285
Dexia Delaware LLC
4.160% due 02/02/2006	5,700	5,680
4.380% due 03/14/2006	1,500	1,487
DNB Nor Bank ASA
4.200% due 02/08/2006	3,400	3,386
4.225% due 02/16/2006	3,700	3,681
Fannie Mae
4.089% due 03/22/2006	5,200	5,148
ForeningsSparbanken AB
4.055% due 01/18/2006	3,400	3,394
General Electric Capital Corp.
4.060% due 01/17/2006	1,600	1,597
4.120% due 01/24/2006	2,000	1,995
4.380% due 03/15/2006	1,600	1,585
HBOS Treasury Services PLC
4.175% due 02/07/2006	2,600	2,589
4.385% due 03/14/2006	4,600	4,559
Nordea North America, Inc.
4.085% due 01/20/2006	700	699
4.375% due 03/09/2006	4,100	4,066
Rabobank USA Financial Corp.
4.055% due 01/20/2006	6,000	5,989
Skandinaviska Enskilda Banken AB
3.985% due 01/05/2006	1,600	1,600
4.170% due 02/03/2006	700	698
Societe Generale N.A.
4.430% due 04/20/2006	1,700	1,677
4.440% due 04/20/2006	2,335	2,303
Svenska Handelsbanken, Inc.
4.400% due 03/23/2006	3,600	3,564
UBS Finance Delaware LLC
4.055% due 01/19/2006	4,000	3,993
3.960% due 01/27/2006	2,000	1,995
3.975% due 01/30/2006	300	299
4.155% due 02/28/2006	100	99
Westpac Capital Corp.
4.060% due 01/17/2006	3,000	2,995

		91,664

10	Annual Report	December 31, 2005	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

Repurchase Agreement 3.3%
State Street Bank
3.900% due 01/03/2006		$7,843	$7,843

(Dated 12/30/2005. Collateralized by Fannie Mae 2.625% due 11/15/2006 valued at $8,002. Repurchase proceeds are $7,846.)
French Treasury Bill 4.8%
2.300% due 03/09/2006	EC	9,490	$11,188

U.S. Treasury Bills 3.7%
3.879% due 03/02/2006-03/16/2006 (d)(f)		$8,825	8,760

Total Short-Term Instruments (Cost $119,471)			119,455

Total Investments (e) 103.9%	$244,007
(Cost $245,515)
Written Options (h) (0.2%)	(434)
(Premiums $490)
Other Assets and Liabilities (Net) (3.7%)	(8,645)

Net Assets 100.0%	$234,928

Notes to Schedule of Investments (amounts in thousands, except number of contracts or units):

(a) Variable rate security.

(b) Security is in default.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) As of December 31, 2005, portfolio securities with an aggregate market value of $4,292 were valued with reference to securities whose prices are more readily obtainable.

(f) Securities with an aggregate market value of $20,158 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:
Description			Type	Expiration Month	# of Contracts		Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures			Long	09/2006		99	$(126)
90-Day Eurodollar Futures			Long	12/2006		176	27
90-Day Eurodollar Futures			Long	03/2007		27	(5)
90-Day Eurodollar Futures			Long	06/2007		37	(2)
90-Day Eurodollar Futures			Long	09/2007		21	(2)
S&P 500 Index Futures			Long	03/2006		697	(1,638)
U.S. Treasury 2-Year Note Futures			Long	03/2006		2	0
U.S. Treasury 5-Year Note Futures			Long	03/2006		11	0

							$(1,746)

(g) Swap agreements outstanding on December 31, 2005:
Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
BNP Paribas Bank	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010	EC	1,000	$10
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012	JY	130,000	(44)
Morgan Stanley Dean Witter & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012		260,000	(68)
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2011		$1,700	(8)
UBS Warburg LLC	3-month USD-LIBOR	Receive	5.000%	06/21/2013		2,000	0

							$(110)

Total Return Swaps
Counterparty	Receive Total Return	Pay		Expiration Date	# of Units		Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston	S&P 500 Index	1-month USD-LIBOR plus 0.040%		05/03/2006		3,581	$(21)
UBS Warburg LLC	S&P 500 Index	1-month USD-LIBOR plus 0.050%		06/21/2006		4,809	115

							$94

See accompanying notes	December 31, 2005	Annual Report	11

Schedule of Investments (Cont.)

StocksPLUS® Growth and Income Portfolio

December 31, 2005

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection+		(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
ABN AMRO Bank, N.V.	Ford Motor Credit Co. 7.000% due 10/01/2013		Sell	3.350%	06/20/2006	$100	$0
Credit Suisse First Boston	Gaz Capital 8.625% due 04/28/2034		Sell	0.720%	04/20/2006	1,400	4
HSBC Bank USA	Ford Motor Credit Co. 7.000% due 10/01/2013		Sell	2.770%	06/20/2007	500	(16)
J.P. Morgan Chase & Co.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030		Sell	0.770%	05/20/2007	200	1
J.P. Morgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013		Sell	4.600%	06/20/2007	500	(3)
Lehman Brothers, Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012		Sell	4.200%	06/20/2006	200	(1)
Lehman Brothers, Inc.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030		Sell	0.610%	03/20/2007	3,000	14
Lehman Brothers, Inc.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030		Sell	0.870%	04/20/2007	600	5
Merrill Lynch & Co., Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012		Sell	3.500%	06/20/2006	1,600	(12)

							$(8)

+   If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

(h) Written options outstanding on December 31, 2005:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures			$111.00	02/24/2006	66	$11	$17
Put - CME Eurodollar December Futures			95.00	12/18/2006	7	3	3
Put - CME Eurodollar December Futures			95.25	12/18/2006	205	164	151
Put - CME Eurodollar December Futures			95.50	12/18/2006	15	16	17
Put - CME Eurodollar September Futures			95.00	09/18/2006	7	4	2
Put - CME S&P 500 Index March Futures			1,240.00	03/17/2006	14	63	75

						$261	$265

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Put - OTC 1-Year Interest Rate Swap	HSBC Bank USA		4.500%*	12/20/2006	BP 1,000	$5	$4
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.		4.650%***	06/12/2006	300	4	8
Call - OTC 5-Year Interest Rate Swap	Citibank N.A.		4.540%**	10/04/2006	$1,600	19	11
Call - OTC 5-Year Interest Rate Swap	Citibank N.A.		4.850%**	12/22/2006	3,000	39	43
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.700%**	02/01/2006	1,000	3	1
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.540%**	04/06/2006	1,600	12	3
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.780%**	05/02/2006	4,000	26	25
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.300%**	10/11/2006	2,000	15	8
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.560%**	10/18/2006	3,000	30	23
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.320%**	10/25/2006	3,000	21	13
Call - OTC 5-Year Interest Rate Swap	J.P. Morgan Chase & Co.		4.300%**	10/12/2006	2,000	15	8
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.		4.540%**	04/04/2006	1,000	7	2
Call - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.		4.540%**	10/04/2006	2,000	24	14
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.		4.810%**	02/01/2006	700	1	2
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.		4.310%**	10/24/2006	1,000	8	4

						$229	$169

* The Portfolio will pay a floating rate based on 6-month BP-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.
*** The Portfolio will receive a floating rate based on 6-month BP-LIBOR.

(i) Forward foreign currency contracts outstanding on December 31, 2005:
Type		Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy		BP	469	01/2006	$1	$(2)	$(1)
Buy		EC	11,000	01/2006	0	(197)	(197)
Sell			20,238	01/2006	0	(124)	(124)
Buy		JY	352,089	01/2006	0	0	0
Sell			52,564	01/2006	0	(7)	(7)

					$1	$(330)	$(329)

12	Annual Report	December 31, 2005	See accompanying notes

Notes to Financial Statements

December 31, 2005

1. Organization

The StocksPLUS® Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

        Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

14	Annual Report	December 31, 2005

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.10%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$214,776	$200,561	$94,645	$66,287

16	Annual Report	December 31, 2005

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in BP	Premium
Balance at 12/31/2004	0	$0	BP 0	$0
Sales	2,056	25,900	1,300	888
Closing Buys	(696)	0	0	(197)
Expirations	(948)	0	0	(185)
Exercised	(98)	0	0	(16)
Balance at 12/31/2005	314	$25,900	BP 1,300	$490

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	318	$3,215	253	$2,388
Administrative Class	414	4,123	2,102	19,773

Issued as reinvestment of distributions
Institutional Class	13	127	6	61
Administrative Class	543	5,480	458	4,442

Cost of shares redeemed
Institutional Class	(124)	(1,264)	(145)	(1,400)
Administrative Class	(4,939)	(49,470)	(5,048)	(47,541)

Net decrease resulting from Portfolio share transactions	(3,775)	$(37,789)	(2,374)	$(22,277)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	3	100
Administrative Class	3	89	*

*One of the shareholders, Allianz Life Insurance Co., is an indirect wholly owned subsidiary of AGI and a related party to the Portfolio.

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral
$ 3,937	$0	$(1,584)	$(72)	$(64,992)	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, forwards and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.

As of December 31, 2005, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands):

Expiration of Accumulated Capital Losses
2009	2010
$ 6,903	$58,089

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 245,515	$240	$(1,748)	$ (1,508)

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$5,607	$0	$0
12/31/04	4,503	0	0

The Portfolio did not distribute capital gains during the fiscal year due to accumulated capital losses. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the

18	Annual Report	December 31, 2005

derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2005	Annual Report	19

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2005:

StocksPLUS® Growth and Income Portfolio	1.54%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

StocksPLUS® Growth and Income Portfolio	1.54%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

20	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the StocksPLUS® Growth and Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the StocksPLUS® Growth and Income Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative share class, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	21

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

22	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	23

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

24	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	25

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

26	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

STOCKSPLUS® GROWTH AND INCOME PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the StocksPLUS® Growth and Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage risk, non-U.S. investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

The S&P 500 Index is an unmanaged index that is widely regarded as the best single gauge of the U.S. equities market. This world-renowned index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also an ideal proxy for the total market.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

StocksPLUS® Growth and Income Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

             StocksPLUS/(R)/ Growth and Income
               Portfolio Institutional Class       S&P 500 Index
             -------------------------------       -------------
04/30/2000              $10,000                       $10,000
05/31/2000                9,803                         9,795
06/30/2000               10,038                        10,036
07/31/2000                9,907                         9,879
08/31/2000               10,567                        10,493
09/30/2000               10,012                         9,939
10/31/2000                9,927                         9,897
11/30/2000                9,179                         9,117
12/31/2000                9,209                         9,161
01/31/2001                9,559                         9,486
02/28/2001                8,676                         8,621
03/31/2001                8,126                         8,075
04/30/2001                8,709                         8,703
05/31/2001                8,817                         8,761
06/30/2001                8,605                         8,548
07/31/2001                8,571                         8,464
08/31/2001                8,052                         7,934
09/30/2001                7,403                         7,293
10/31/2001                7,567                         7,432
11/30/2001                8,103                         8,002
12/31/2001                8,170                         8,072
01/31/2002                8,083                         7,955
02/28/2002                7,961                         7,801
03/31/2002                8,238                         8,095
04/30/2002                7,764                         7,604
05/31/2002                7,720                         7,548
06/30/2002                7,158                         7,010
07/31/2002                6,549                         6,464
08/31/2002                6,664                         6,507
09/30/2002                5,946                         5,799
10/31/2002                6,488                         6,310
11/30/2002                6,888                         6,681
12/31/2002                6,530                         6,288
01/31/2003                6,386                         6,124
02/28/2003                6,323                         6,032
03/31/2003                6,402                         6,090
04/30/2003                6,934                         6,592
05/31/2003                7,314                         6,939
06/30/2003                7,397                         7,028
07/31/2003                7,488                         7,152
08/31/2003                7,651                         7,291
09/30/2003                7,603                         7,214
10/31/2003                8,011                         7,622
11/30/2003                8,084                         7,689
12/31/2003                8,517                         8,092
01/31/2004                8,673                         8,241
02/29/2004                8,820                         8,355
03/31/2004                8,690                         8,229
04/30/2004                8,506                         8,100
05/31/2004                8,616                         8,211
06/30/2004                8,775                         8,371
07/31/2004                8,489                         8,094
08/31/2004                8,554                         8,127
09/30/2004                8,634                         8,215
10/31/2004                8,792                         8,340
11/30/2004                9,143                         8,678
12/31/2004                9,453                         8,973
01/31/2005                9,211                         8,754
02/28/2005                9,397                         8,938
03/31/2005                9,212                         8,780
04/30/2005                9,044                         8,614
05/31/2005                9,325                         8,888
06/30/2005                9,322                         8,900
07/31/2005                9,669                         9,231
08/31/2005                9,604                         9,147
09/30/2005                9,649                         9,221
10/31/2005                9,460                         9,067
11/30/2005                9,799                         9,410
12/31/2005                9,801                         9,414

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

Short-Term Instruments	49.0%
Corporate Bonds & Notes	17.3%
U.S. Government Agencies	13.7%
Asset-Backed Securities	8.0%
Mortgage-Backed Securities	5.2%
Other	6.8%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (04/28/00)*
	StocksPLUS® Growth and Income Portfolio Institutional Class	3.68%	1.25%	–0.35%
- - - - - - -	S&P 500 Index	4.91%	0.54%	–1.06%
	All Portfolio returns are net of fees and expenses. * The Portfolio began operations on 04/28/00. Index comparisons began on 04/30/00.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,051.30	$1,022.68
Expenses Paid During Period†	$2.59	$2.55

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The StocksPLUS® Growth and Income Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed-income instruments.

•	The Portfolio’s benchmark, the S&P 500 Index, posted a total return of 4.91% for the twelve-month period ended December 31, 2005. During the same period the Portfolio’s Institutional Class shares delivered a total return of 3.68%, underperforming the benchmark.

•	Despite a fairly buoyant economy, the U.S stock market saw only moderately positive returns in 2005 amid concerns about the economic fallout of the Gulf Coast hurricanes and worries about rising and volatile energy prices.

•	Although broad diversification provided a buffer against the negative impact of rising U.S. rates, interest rate exposure focused in instruments with duration of one year or less significantly impaired performance.

•	Exposure to mortgage-backed and corporate securities provided incremental yield relative to money market rates although both sectors underperformed like-duration Treasuries on a price basis.

•	A modest allocation to emerging market bonds added value due to the combination of attractive yield premiums and favorable price performance; continued credit quality improvement and strong institutional demand supported the sector.

•	Asset-backed securities provided additional yield and favorable price performance as yield spreads declined.

4	Annual Report	December 31, 2005

Financial Highlights

StocksPLUS® Growth and Income Portfolio (Institutional Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003	12/31/2002		12/31/2001

Net asset value beginning of year	$10.14	$9.29	$7.27	$9.36		$11.05
Net investment income (a)	0.31	0.15	0.14	0.26		0.49
Net realized/unrealized gain (loss) on investments (a)	0.06	0.86	2.06	(2.13)		(1.75)
Total income (loss) from investment operations	0.37	1.01	2.20	(1.87)		(1.26)
Dividends from net investment income	(0.24)	(0.16)	(0.18)	(0.22)		(0.43)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00		0.00
Total distributions	(0.24)	(0.16)	(0.18)	(0.22)		(0.43)
Net asset value end of year	$10.27	$10.14	$9.29	$7.27		$9.36
Total return	3.68%	10.99%	30.44%	(20.08)%		(11.28)%
Net assets end of year (000s)	$5,735	$3,560	$2,203	$786		$187
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50	%(d)	0.52	%(b)(c)
Ratio of net investment income to average net assets	3.12%	1.55%	1.65%	3.28%		4.98%
Portfolio turnover rate	264%	249%	134%	192%		547%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.53%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

StocksPLUS® Growth and Income Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$244,007
Cash	51
Foreign currency, at value	29
Unrealized appreciation on forward foreign currency contracts	1
Receivable for Portfolio shares sold	8
Interest and dividends receivable	776
Variation margin receivable	496
Swap premiums paid	1
Unrealized appreciation on swap agreements	149
245,517

Liabilities:

Payable for investments purchased	$7,880
Unrealized depreciation on forward foreign currency contracts	330
Written options outstanding	434
Payable for Portfolio shares redeemed	133
Accrued investment advisory fee	76
Accrued administration fee	22
Accrued servicing fee	33
Variation margin payable	1,440
Swap premiums received	69
Unrealized depreciation on swap agreements	173
10,589

Net Assets	$234,928

Net Assets Consist of:

Paid in capital	$297,639
Undistributed net investment income	4,124
Accumulated undistributed net realized (loss)	(63,283)
Net unrealized (depreciation)	(3,552)
$234,928

Net Assets:

Institutional Class	$5,735
Administrative Class	229,193

Shares Issued and Outstanding:

Institutional Class	558
Administrative Class	22,467

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.27
Administrative Class	10.20

Cost of Investments Owned	$245,515
Cost of Foreign Currency Held	$29
Premiums Received on Written Options	$490

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

StocksPLUS® Growth and Income Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$8,619
Dividends	87
Miscellaneous income	3
Total Income	8,709

Expenses:

Investment advisory fees	961
Administration fees	248
Servicing fees - Administrative Class	364
Trustees’ fees	5
Total Expenses	1,578

Net Investment Income	7,131

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	61
Net realized gain on futures contracts, options and swaps	10,739
Net realized gain on foreign currency transactions	523
Net change in unrealized (depreciation) on investments	(2,358)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(8,098)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(85)
Net Gain	782

Net Increase in Net Assets Resulting from Operations	$7,913

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

StocksPLUS® Growth and Income Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$7,131	$3,700
Net realized gain	11,323	28,568
Net change in unrealized (depreciation)	(10,541)	(5,160)
Net increase resulting from operations	7,913	27,108

Distributions to Shareholders:

From net investment income
Institutional Class	(127)	(61)
Administrative Class	(5,480)	(4,442)

Total Distributions	(5,607)	(4,503)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	3,215	2,388
Administrative Class	4,123	19,773

Issued as reinvestment of distributions
Institutional Class	127	61
Administrative Class	5,480	4,442

Cost of shares redeemed
Institutional Class	(1,264)	(1,400)
Administrative Class	(49,470)	(47,541)
Net (decrease) resulting from Portfolio share transactions	(37,789)	(22,277)

Total Increase (Decrease) in Net Assets	(35,483)	328

Net Assets:

Beginning of period	270,411	270,083
End of period*	$234,928	$270,411

*Including undistributed net investment income of:	$4,124	$1,404

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

StocksPLUS® Growth and Income Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 18.1%
Banking & Finance 9.9%
American Express Credit Corp
4.360% due 06/12/2007 (a)	$500	$500
American General Finance Corp.
4.544% due 03/23/2007 (a)	200	200
BAE Systems Holdings, Inc.
4.740% due 08/15/2008 (a)	600	601
CIT Group , Inc.
5.000% due 11/24/2008	300	300
Citigroup Global Markets Holdings, Inc.
4.200% due 12/20/2007	2,500	2,471
Eli Lilly Services, Inc.
4.530% due 09/12/2008 (a)	2,100	2,102
Export-Import Bank of Korea
4.580% due 11/16/2010 (a)	1,900	1,900
Ford Motor Credit Co.
6.875% due 02/01/2006	1,400	1,397
6.500% due 01/25/2007	1,000	968
5.450% due 03/21/2007 (a)	1,700	1,620
5.349% due 09/28/2007 (a)	600	555
4.950% due 01/15/2008	100	90
General Motors Acceptance Corp.
5.050% due 01/16/2007 (a)	600	570
6.125% due 02/01/2007	500	477
5.654% due 09/23/2008 (a)	1,500	1,357
Goldman Sachs Group, Inc.
4.627% due 03/30/2007 (a)	400	401
4.591% due 12/22/2008 (a)	700	700
HSBC Finance Corp.
4.430% due 02/28/2007 (a)	2,100	2,102
6.538% due 11/13/2007	100	103
4.621% due 09/15/2008 (a)	100	100
John Deere Capital Corp
4.470% due 08/24/2006 (a)	200	200
Korea Development Bank
4.652% due 11/22/2012 (a)	500	501
NiSource Finance Corp.
4.950% due 11/23/2009 (a)	300	301
Prudential Financial, Inc.
4.630% due 06/13/2008 (a)	900	902
Royal Bank of Scotland Group PLC
4.500% due 12/21/2007 (a)	600	600
Santander US Debt S.A.
4.510% due 09/21/2007 (a)	1,200	1,201
Simsbury CLO Ltd.
4.690% due 09/24/2011 (a)	616	613
Toyota Motor Credit Corp.
4.310% due 09/18/2006 (a)	500	500

		23,332

Industrials 3.9%
Cox Communications, Inc.
5.039% due 12/14/2007 (a)	200	202
DaimlerChrysler N.A. Holding Corp.
4.990% due 05/24/2006 (a)	1,100	1,102
4.960% due 09/10/2007 (a)	500	501
Delhaize America, Inc.
7.375% due 04/15/2006	2,200	2,222
Electronic Data Systems Corp.
6.334% due 08/17/2006	400	403
Enron Credit Linked Notes Trust
8.000% due 08/15/2005 (b)	1,700	994
Georgia-Pacific Corp.
7.500% due 05/15/2006	700	708
HCA, Inc.
7.250% due 05/20/2008	120	125
Host Marriott LP
9.500% due 01/15/2007	25	26
Kraft Foods, Inc.
4.625% due 11/01/2006	500	499
La Quinta Corp.
7.000% due 08/15/2007	25	26

MCI, Inc.
7.688% due 05/01/2009	$200	$207
Pemex Project Funding Master Trust
5.010% due 12/03/2012 (a)	700	700
Tyco International Group S.A.
6.375% due 02/15/2006	1,400	1,402

		9,117

Utilities 4.3%
AT&T Wireless Services, Inc.
7.350% due 03/01/2006	100	100
AT&T, Inc.
4.542% due 11/14/2008 (a)	400	401
BellSouth Corp.
4.258% due 04/26/2021 (a)	400	400
CMS Energy Corp.
9.875% due 10/15/2007	700	752
Dominion Resources, Inc.
4.819% due 09/28/2007 (a)	600	601
Entergy Gulf States, Inc.
5.207% due 12/08/2008	600	600
Florida Power Corp
4.880% due 11/14/2008 (a)	400	400
NiSource, Inc.
3.628% due 11/01/2006	300	297
Northwest Pipeline Corp.
6.625% due 12/01/2007	1,372	1,408
Progress Energy, Inc.
6.750% due 03/01/2006	200	201
Public Service Enterprise Group, Inc.
4.875% due 09/21/2008 (a)	300	300
Qwest Corp.
7.741% due 06/15/2013 (a)	700	759
Southern Natural Gas Co.
6.700% due 10/01/2007	500	508
Sprint Capital Corp.
7.125% due 01/30/2006	800	801
Transcontinental Gas Pipe Line Corp.
5.430% due 04/15/2008 (a)	1,100	1,113
TXU Energy Co. LLC
4.920% due 01/17/2006 (a)	1,350	1,350

		9,991

Total Corporate Bonds & Notes (Cost $43,387)		42,440

MUNICIPAL BONDS & NOTES 0.3%

Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue Bonds, Series 2003-A1
5.000% due 06/01/2021	665	671

Total Municipal Bonds & Notes (Cost $662)		671

U.S. GOVERNMENT AGENCIES 14.2%

Fannie Mae
4.204% due 11/28/2035 (a)	119	119
4.376% due 09/22/2006 (a)	1,100	1,100
4.429% due 09/25/2035 (a)	1,115	1,116
4.500% due 08/01/2035 (a)	2,195	2,156
4.779% due 05/25/2031 (a)	969	973
5.000% due 12/01/2017-08/01/2020 (d)	5,086	5,034
5.008% due 06/01/2035 (a)	2,249	2,250
5.275% due 12/01/2036 (a)	558	560
5.393% due 09/01/2034 (a)	574	577
5.500% due 01/01/2034-01/12/2036 (d)	11,497	11,393
6.000% due 04/01/2016-11/01/2033 (d)	260	265
8.000% due 05/01/2030-09/01/2031 (d)	65	70

Federal Home Loan Bank
8.300% due 02/27/2012 (a)	$500	$435
Freddie Mac
4.509% due 08/25/2031 (a)	490	493
4.526% due 02/25/2045 (a)	1,060	1,067
4.769% due 06/15/2018 (a)	133	133
5.000% due 07/15/2024	1,200	1,198
5.500% due 11/15/2015-08/15/2030 (d)	85	86
6.000% due 07/01/2016-05/01/2033 (d)	1,263	1,279
6.500% due 10/25/2043	674	689
Government National Mortgage Association
4.000% due 07/16/2027	241	238
4.125% due 11/20/2029 (a)	225	227
4.375% due 04/20/2024-05/20/2028 (a)(d)	1,530	1,537
4.750% due 08/20/2024 (a)	25	25
8.000% due 04/15/2027-10/15/2030 (d)	349	374
8.500% due 04/20/2030	4	4

Total U.S. Government Agencies (Cost $33,664)		33,398

U.S. TREASURY OBLIGATIONS 4.9%

Treasury Inflation Protected Security (c)(f)
3.625% due 01/15/2008	11,096	11,398

Total U.S. Treasury Obligations (Cost $11,625)		11,398

MORTGAGE-BACKED SECURITIES 5.4%

Banc of America Funding Corp.
4.116% due 05/25/2035 (a)	545	540
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	284	291
Bear Stearns Adjustable Rate Mortgage Trust
5.932% due 06/25/2032 (a)	123	123
5.348% due 02/25/2033 (a)	223	223
4.182% due 01/25/2034 (a)	302	300
4.689% due 01/25/2034 (a)	690	683
Countrywide Alternative Loan Trust
6.000% due 10/25/2033	511	510
4.500% due 06/25/2035	2,182	2,155
CS First Boston Mortgage Securities Corp.
3.350% due 03/25/2032 (a)	820	821
5.739% due 05/25/2032 (a)	160	159
5.816% due 06/25/2032 (a)	55	56
6.190% due 06/25/2032 (a)	37	37
GSR Mortgage Loan Trust
4.729% due 01/25/2034 (a)	120	120
Impac CMB Trust
4.759% due 10/25/2033 (a)	57	57
4.629% due 04/25/2034 (a)	392	392
Mellon Residential Funding Corp.
4.609% due 06/15/2030 (a)	1,034	1,033
Merrill Lynch Mortgage Investors, Inc.
4.910% due 12/25/2032 (a)	163	159
Morgan Stanley Dean Witter Capital I, Inc.
5.500% due 04/25/2017	116	116
Prime Mortgage Trust
4.779% due 02/25/2019 (a)	66	66
4.779% due 02/25/2034 (a)	196	196
Resecuritization Mortgage Trust
4.629% due 04/26/2021 (a)	9	9
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	292	296
Salomon Brothers Mortgage Securities VII, Inc.
5.481% due 12/25/2030 (a)	316	316

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

StocksPLUS® Growth and Income Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Structured Asset Mortgage Investments, Inc.
4.669% due 02/25/2035 (a)	$200	$200
Structured Asset Securities Corp.
4.479% due 08/25/2035 (a)	532	532
Washington Mutual Mortgage Securities Corp.
5.370% due 02/25/2033 (a)	441	439
4.324% due 02/27/2034 (a)	584	582
4.563% due 08/25/2042 (a)	1,063	1,058
Washington Mutual, Inc.
4.540% due 11/25/2034 (a)	1,043	1,044
4.669% due 10/25/2045 (a)	294	294

Total Mortgage-Backed Securities (Cost $12,881)		12,807

ASSET-BACKED SECURITIES 8.3%

AAA Trust
4.479% due 11/26/2035 (a)	496	496
ACE Securities Corp.
4.489% due 10/25/2035 (a)	1,461	1,462
Ameriquest Mortgage Securities, Inc.
4.489% due 10/25/2035 (a)	332	332
Argent Securities, Inc.
4.499% due 10/25/2035 (a)	525	525
4.519% due 12/25/2035 (a)	1,642	1,643
Asset-Backed Funding Certificates
4.489% due 08/25/2035 (a)	1,430	1,431
Asset-Backed Securities Corp. Home Equity Loan Trust
4.539% due 05/25/2035 (a)	885	886
Bank One Issuance Trust
4.419% due 02/17/2009	1,232	1,233
Bear Stearns Asset-Backed Securities, Inc.
4.579% due 09/25/2034 (a)	278	278
4.479% due 03/25/2035 (a)	105	105
Carrington Mortgage Loan Trust
4.459% due 06/25/2035 (a)	203	203
Chase Funding Mortgage Loan Asset-Backed Certificates
4.749% due 10/25/2032 (a)	90	90
Chase Manhattan Auto Owner Trust
4.730% due 03/15/2008	1,200	1,201
Citigroup Mortgage Loan Trust, Inc.
4.479% due 07/25/2035 (a)	226	226
4.489% due 09/25/2035 (a)	667	668
Countrywide Asset-Backed Certificates
4.479% due 08/25/2035 (a)	621	621
CS First Boston Mortgage Securities Corp.
4.689% due 01/25/2032 (a)	121	122
4.709% due 05/25/2043 (a)	29	29
First NLC Trust
4.489% due 12/25/2035 (a)	373	373
First USA Credit Card Master Trust
4.560% due 10/20/2008 (a)	700	701
Fremont Home Loan Trust
4.460% due 01/25/2036 (a)	600	601
GSR Mortgage Loan Trust
4.480% due 12/25/2030 (a)	500	500
Household Mortgage Loan Trust
4.670% due 05/20/2032 (a)	97	97
4.720% due 02/20/2033 (a)	142	142
Long Beach Mortgage Loan Trust
4.499% due 09/25/2035 (a)	770	770
Park Place Securities, Inc.
4.489% due 08/25/2035 (a)	652	652
Residential Asset Mortgage Products, Inc.
4.479% due 05/25/2035 (a)	993	993
Residential Asset Securities Corp.
4.489% due 09/25/2035 (a)	737	737
SACO I, Inc.
4.489% due 07/25/2035 (a)	631	631
SLM Student Loan Trust
4.541% due 03/15/2013 (a)	206	207
4.220% due 07/25/2013 (a)	686	687

Soundview Home Equity Loan Trust
4.489% due 05/25/2035 (a)		$159	$159
Wachovia Auto Owner Trust
4.820% due 02/20/2009		700	701

Total Asset-Backed Securities (Cost $19,488)			19,502

SOVEREIGN ISSUES 0.9%

Brazilian Government International Bond
5.188% due 04/15/2006 (a)		208	208
5.250% due 04/15/2009 (a)		906	902
8.000% due 01/15/2018		100	108
United Mexican States
4.830% due 01/13/2009 (a)		900	914

Total Sovereign Issues (Cost $2,090)			2,132

PURCHASED CALL OPTIONS 0.1%
	Notional Amount (000s)
1-Year Interest Rate Swap (OTC)
Strike @ 4.700%** Exp. 02/01/2006		6,000	0
Strike @ 4.800%** Exp. 02/01/2006		3,000	1
2-Year Interest Rate Swap (OTC)
Strike @ 4.500%** Exp. 04/04/2006		3,000	2
Strike @ 4.500%** Exp. 04/06/2006		3,700	2
Strike @ 4.750%** Exp. 05/02/2006		9,000	20
Strike @ 4.500%** Exp. 10/04/2006		4,000	10
Strike @ 4.500%** Exp. 10/04/2006		3,300	9
Strike @ 4.250%** Exp. 10/11/2006		4,000	6
Strike @ 4.250%** Exp. 10/12/2006		4,000	6
Strike @ 4.500%** Exp. 10/18/2006		8,000	22
Strike @ 4.250%** Exp. 10/24/2006		2,000	3
Strike @ 4.250%** Exp. 10/25/2006		6,000	9
Strike @ 4.800%** Exp. 12/22/2006		7,000	41
Strike @ 4.650%*** Exp. 06/12/2006	BP	1,100	9

Total Purchased Call Options (Cost $214)			140

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
90-Day Eurodollar December Futures (CME)
Strike @ $92.00 Exp. 12/18/2006		55	0
90-Day Eurodollar March Futures (CME)
Strike @ $93.75 Exp. 03/13/2006		155	1
Strike @ $94.75 Exp. 03/13/2006		50	0
Strike @ $94.375 Exp. 03/13/2006		289	2

S&P 500 Index March Futures (CME)
Strike @ 725.00 Exp. 03/17/2006		216	3

Total Purchased Put Options (Cost $11)			6

Shares

PREFERRED SECURITY 0.8%
DG Funding Trust
3.360% due 12/29/2049 (a)	173	$1,844

Total Preferred Security (Cost $1,823)		1,844

PREFERRED STOCK 0.1%

Fannie Mae
7.000% due 12/31/1949 (a)	3,900	214

Total Preferred Stock (Cost $199)		214

SHORT-TERM INSTRUMENTS (i) 50.8%
	Principal Amount (000s)
Commercial Paper 39.0%
ASB Bank Ltd.
4.085% due 01/18/2006	$1,800	1,797
Barclays U.S. Funding Corp.
4.055% due 02/06/2006	6,600	6,575
4.190% due 02/27/2006	400	397
BNP Paribas Finance
4.340% due 03/02/2006	6,420	6,375
4.430% due 04/20/2006	700	690
CDC Commercial Paper, Inc.
4.410% due 04/04/2006	6,600	6,523
Cox Communications, Inc.
3.871% due 01/17/2006	350	350
Danske Corp.
4.030% due 02/06/2006	1,600	1,594
4.150% due 02/27/2006	2,300	2,285
Dexia Delaware LLC
4.160% due 02/02/2006	5,700	5,680
4.380% due 03/14/2006	1,500	1,487
DNB Nor Bank ASA
4.200% due 02/08/2006	3,400	3,386
4.225% due 02/16/2006	3,700	3,681
Fannie Mae
4.089% due 03/22/2006	5,200	5,148
ForeningsSparbanken AB
4.055% due 01/18/2006	3,400	3,394
General Electric Capital Corp.
4.060% due 01/17/2006	1,600	1,597
4.120% due 01/24/2006	2,000	1,995
4.380% due 03/15/2006	1,600	1,585
HBOS Treasury Services PLC
4.175% due 02/07/2006	2,600	2,589
4.385% due 03/14/2006	4,600	4,559
Nordea North America, Inc.
4.085% due 01/20/2006	700	699
4.375% due 03/09/2006	4,100	4,066
Rabobank USA Financial Corp.
4.055% due 01/20/2006	6,000	5,989
Skandinaviska Enskilda Banken AB
3.985% due 01/05/2006	1,600	1,600
4.170% due 02/03/2006	700	698
Societe Generale N.A.
4.430% due 04/20/2006	1,700	1,677
4.440% due 04/20/2006	2,335	2,303
Svenska Handelsbanken, Inc.
4.400% due 03/23/2006	3,600	3,564
UBS Finance Delaware LLC
4.055% due 01/19/2006	4,000	3,993
3.960% due 01/27/2006	2,000	1,995
3.975% due 01/30/2006	300	299
4.155% due 02/28/2006	100	99
Westpac Capital Corp.
4.060% due 01/17/2006	3,000	2,995

		91,664

10	Annual Report	December 31, 2005	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

Repurchase Agreement 3.3%
State Street Bank
3.900% due 01/03/2006	$7,843	$7,843

(Dated 12/30/2005. Collateralized by Fannie Mae 2.625% due 11/15/2006 valued at $8,002. Repurchase proceeds are $7,846.)
French Treasury Bill 4.8%
2.300% due 03/09/2006	EC 9,490	$11,188

U.S. Treasury Bills 3.7%
3.879% due 03/02/2006-03/16/2006 (d)(f)	$8,825	8,760

Total Short-Term Instruments (Cost $119,471)		119,455

Total Investments (e) 103.9%	$244,007
(Cost $245,515)
Written Options (h) (0.2%)	(434)
(Premiums $490)
Other Assets and Liabilities (Net) (3.7%)	(8,645)

Net Assets 100.0%	$234,928

Notes to Schedule of Investments (amounts in thousands, except number of contracts or units):

(a) Variable rate security.

(b) Security is in default.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) As of December 31, 2005, portfolio securities with an aggregate market value of $4,292 were valued with reference to securities whose prices are more readily obtainable.

(f) Securities with an aggregate market value of $20,158 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:
Description			Type	Expiration Month	# of Contracts		Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures			Long	09/2006		99	$(126)
90-Day Eurodollar Futures			Long	12/2006		176	27
90-Day Eurodollar Futures			Long	03/2007		27	(5)
90-Day Eurodollar Futures			Long	06/2007		37	(2)
90-Day Eurodollar Futures			Long	09/2007		21	(2)
S&P 500 Index Futures			Long	03/2006		697	(1,638)
U.S. Treasury 2-Year Note Futures			Long	03/2006		2	0
U.S. Treasury 5-Year Note Futures			Long	03/2006		11	0

							$(1,746)

(g) Swap agreements outstanding on December 31, 2005:
Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
BNP Paribas Bank	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010	EC	1,000	$10
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012	JY	130,000	(44)
Morgan Stanley Dean Witter & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012		260,000	(68)
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	06/21/2011		$1,700	(8)
UBS Warburg LLC	3-month USD-LIBOR	Receive	5.000%	06/21/2013		2,000	0

							$(110)

Total Return Swaps
Counterparty	Receive Total Return	Pay		Expiration Date	# of Units		Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston	S&P 500 Index	1-month USD-LIBOR plus 0.040%		05/03/2006		3,581	$(21)
UBS Warburg LLC	S&P 500 Index	1-month USD-LIBOR plus 0.050%		06/21/2006		4,809	115

							$94

See accompanying notes	December 31, 2005	Annual Report	11

Schedule of Investments (Cont.)

StocksPLUS® Growth and Income Portfolio

December 31, 2005

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection+		(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
ABN AMRO Bank, N.V.	Ford Motor Credit Co. 7.000% due 10/01/2013		Sell	3.350%	06/20/2006	$100	$0
Credit Suisse First Boston	Gaz Capital 8.625% due 04/28/2034		Sell	0.720%	04/20/2006	1,400	4
HSBC Bank USA	Ford Motor Credit Co. 7.000% due 10/01/2013		Sell	2.770%	06/20/2007	500	(16)
J.P. Morgan Chase & Co.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030		Sell	0.770%	05/20/2007	200	1
J.P. Morgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013		Sell	4.600%	06/20/2007	500	(3)
Lehman Brothers, Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012		Sell	4.200%	06/20/2006	200	(1)
Lehman Brothers, Inc.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030		Sell	0.610%	03/20/2007	3,000	14
Lehman Brothers, Inc.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030		Sell	0.870%	04/20/2007	600	5
Merrill Lynch & Co., Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012		Sell	3.500%	06/20/2006	1,600	(12)

							$(8)

+   If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

(h) Written options outstanding on December 31, 2005:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures			$111.00	02/24/2006	66	$11	$17
Put - CME Eurodollar December Futures			95.00	12/18/2006	7	3	3
Put - CME Eurodollar December Futures			95.25	12/18/2006	205	164	151
Put - CME Eurodollar December Futures			95.50	12/18/2006	15	16	17
Put - CME Eurodollar September Futures			95.00	09/18/2006	7	4	2
Put - CME S&P 500 Index March Futures			1,240.00	03/17/2006	14	63	75

						$261	$265

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Put - OTC 1-Year Interest Rate Swap	HSBC Bank USA		4.500%*	12/20/2006	BP 1,000	$5	$4
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.		4.650%***	06/12/2006	300	4	8
Call - OTC 5-Year Interest Rate Swap	Citibank N.A.		4.540%**	10/04/2006	$1,600	19	11
Call - OTC 5-Year Interest Rate Swap	Citibank N.A.		4.850%**	12/22/2006	3,000	39	43
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.700%**	02/01/2006	1,000	3	1
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.540%**	04/06/2006	1,600	12	3
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.780%**	05/02/2006	4,000	26	25
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.300%**	10/11/2006	2,000	15	8
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.560%**	10/18/2006	3,000	30	23
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.		4.320%**	10/25/2006	3,000	21	13
Call - OTC 5-Year Interest Rate Swap	J.P. Morgan Chase & Co.		4.300%**	10/12/2006	2,000	15	8
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.		4.540%**	04/04/2006	1,000	7	2
Call - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.		4.540%**	10/04/2006	2,000	24	14
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.		4.810%**	02/01/2006	700	1	2
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.		4.310%**	10/24/2006	1,000	8	4

						$229	$169

* The Portfolio will pay a floating rate based on 6-month BP-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.
*** The Portfolio will receive a floating rate based on 6-month BP-LIBOR.

(i) Forward foreign currency contracts outstanding on December 31, 2005:
Type		Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy		BP	469	01/2006	$1	$(2)	$(1)
Buy		EC	11,000	01/2006	0	(197)	(197)
Sell			20,238	01/2006	0	(124)	(124)
Buy		JY	352,089	01/2006	0	0	0
Sell			52,564	01/2006	0	(7)	(7)

					$1	$(330)	$(329)

12	Annual Report	December 31, 2005	See accompanying notes

Notes to Financial Statements

December 31, 2005

1. Organization

The StocksPLUS® Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

        Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

14	Annual Report	December 31, 2005

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.10%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$214,776	$200,561	$94,645	$66,287

16	Annual Report	December 31, 2005

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Notional Amount in BP	Premium
Balance at 12/31/2004	0	$0	BP 0	$0
Sales	2,056	25,900	1,300	888
Closing Buys	(696)	0	0	(197)
Expirations	(948)	0	0	(185)
Exercised	(98)	0	0	(16)
Balance at 12/31/2005	314	$25,900	BP 1,300	$490

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	318	$3,215	253	$2,388
Administrative Class	414	4,123	2,102	19,773

Issued as reinvestment of distributions
Institutional Class	13	127	6	61
Administrative Class	543	5,480	458	4,442

Cost of shares redeemed
Institutional Class	(124)	(1,264)	(145)	(1,400)
Administrative Class	(4,939)	(49,470)	(5,048)	(47,541)

Net decrease resulting from Portfolio share transactions	(3,775)	$(37,789)	(2,374)	$(22,277)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	3	100
Administrative Class	3	89	*

*One	of the shareholders, Allianz Life Insurance Co., is an indirect wholly owned subsidiary of AGI and a related party to the Portfolio.

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral
$ 3,937	$0	$(1,584)	$(72)	$(64,992)	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, forwards and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.

As of December 31, 2005, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands):

Expiration of Accumulated Capital Losses
2009	2010
$ 6,903	$58,089

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 245,515	$240	$(1,748)	$ (1,508)

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$5,607	$0	$0
12/31/04	4,503	0	0

The Portfolio did not distribute capital gains during the fiscal year due to accumulated capital losses. The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the

18	Annual Report	December 31, 2005

derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2005	Annual Report	19

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2005:

StocksPLUS® Growth and Income Portfolio	1.54%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

StocksPLUS® Growth and Income Portfolio	1.54%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

20	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the StocksPLUS® Growth and Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the StocksPLUS® Growth and Income Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional share class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	21

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

22	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	23

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

24	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	25

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

26	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

STOCKSPLUS® TOTAL RETURN PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the three-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the period since the Portfolio’s inception on September 30, 2005 through December 31, 2005.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the StocksPLUS® Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage risk, non-U.S. investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

The S&P 500 Index is an unmanaged index that is widely regarded as the best single gauge of the U.S. equities market. This world-renowned index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also an ideal proxy for the total market.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from October 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

StocksPLUS® Total Return Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                      StocksPLUS/(R)/
                      Total Return
                        Portfolio                  S&P 500 Index
                      --------------               -------------
09/30/2005               $10,000                     $10,000
10/31/2005                 9,760                       9,833
11/30/2005                10,130                      10,205
12/31/2005                10,190                      10,209

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

U.S. Government Agencies‡‡	54.8%
Short-Term Instruments‡‡	35.3%
Corporate Bonds & Notes‡‡	3.7%
Other	6.2%

‡ % of Total Investments as of December 31, 2005

‡‡ Primarily serving as collateral for equity-linked derivative positions

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		Portfolio Inception (09/30/05)
	StocksPLUS® Total Return Portfolio Administrative Class	1.90%
- - - - - - -	S&P 500 Index	2.09%
	All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$1,019.00	$1,010.36
Expenses Paid During Period†	$2.26	$2.25

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period since the Portfolio’s Administrative Class shares commenced operations on 09/30/05). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The StocksPLUS® Total Return Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed-income instruments.

•	The Portfolio’s benchmark, the S&P 500 Index, posted a total return of 2.09% for the three-month period since the Portfolio’s inception on September 30, 2005 through December 31, 2005. During the same period, the Portfolio’s Administrative Class shares delivered a total return of 1.90%, underperforming the benchmark.

•	Despite a fairly buoyant economy, the U.S. stock market saw only moderately positive returns in the fourth quarter 2005 amid concerns about the economic fallout of the Gulf Coast hurricanes and worries about rising and volatile energy prices.

•	Although diversification and a portfolio yield advantage versus money market rates provided a buffer against the negative impact of rising U.S. rates, interest rate exposure impaired performance.

•	Exposure to mortgage-backed securities provided incremental yield relative to money market rates although the sector underperformed like-duration Treasuries on a price basis.

•	A modest allocation to emerging market bonds added value primarily due to attractive yield premiums.

4	Annual Report	December 31, 2005

Financial Highlights

StocksPLUS® Total Return Portfolio (Administrative Class)

Selected Per Share Data for the Period Ended:	09/30/2005- 12/31/2005

Net asset value beginning of period	$10.00
Net investment income (a)	0.09
Net realized/unrealized gain on investments (a)	0.10
Total income from investment operations	0.19
Dividends from net investment income	0.00
Distributions from net realized capital gains	0.00
Total distributions	0.00
Net asset value end of period	$10.19
Total return	1.90%
Net assets end of period (000s)	$3,056
Ratio of net expenses to average net assets	0.90	%*(b)(c)
Ratio of net investment income to average net assets	3.77	%*
Portfolio turnover rate	43%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.10%.
(c)	Ratio of expenses to average net assets exluding interest expense is 0.89%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

StocksPLUS® Total Return Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$3,350
Repurchase agreement, at value	694
Receivable for investments sold	1
Interest and dividends receivable	9
Variation margin receivable	1
Manager reimbursement receivable	9
Unrealized appreciation on swap agreements	1
4,065

Liabilities:

Payable for investments purchased	$991
Written options outstanding	1
Accrued investment advisory fee	1
Accrued administration fee	1
Accrued servicing fee	1
Variation margin payable	14
1,009

Net Assets	$3,056

Net Assets Consist of:

Paid in capital	$3,000
Undistributed net investment income	28
Accumulated undistributed net realized (loss)	(9)
Net unrealized appreciation	37
$3,056

Net Assets:

Administrative Class	$3,056

Shares Issued and Outstanding:

Administrative Class	300

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$10.19

Cost of Investments Owned	$3,350
Cost of Repurchase Agreements Owned	$694
Premiums Received on Written Options	$1

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

StocksPLUS® Total Return Portfolio

Amounts in thousands
Period from September 30, 2005 to December 31, 2005
Investment Income:

Interest	$34
Miscellaneous income	1
Total Income	35

Expenses:

Investment advisory fees	4
Administration fees	2
Servicing fees - Administrative Class	1
Organization Costs	9
Total Expenses	16
Reimbursement by Manager	(9)
Net Expenses	7

Net Investment Income	28

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on futures contracts, options and swaps	(9)
Net change in unrealized appreciation on futures contracts, options and swaps	37
Net Gain	28

Net Increase in Net Assets Resulting from Operations	$56

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

StocksPLUS® Total Return Portfolio

Amounts in thousands
Period from September 30, 2005 to December 31, 2005
Increase in Net Assets from:

Operations:

Net investment income	$28
Net realized (loss)	(9)
Net change in unrealized appreciation	37
Net increase resulting from operations	56

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	3,000
Net increase resulting from Portfolio share transactions	3,000

Total Increase in Net Assets	3,056

Net Assets:

Beginning of period	0
End of period*	$3,056

*Including undistributed net investment income of:	$28

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

StocksPLUS® Total Return Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 4.9%
Banking & Finance 4.2%
Citigroup, Inc.
4.541% due 12/26/2008 (a)	$100	$100
Lehman Brothers Holdings, Inc.
4.284% due 10/22/2008 (a)	30	30

		130

Utilities 0.7%
Sprint Capital Corp.
7.125% due 01/30/2006	20	20

Total Corporate Bonds & Notes (Cost $150)		150

MUNICIPAL BONDS & NOTES 0.3%

New Jersey State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2032	10	11

Total Municipal Bonds & Notes (Cost $10)		11

U.S. GOVERNMENT AGENCIES 72.6%

Fannie Mae
4.497% due 06/01/2035 (a)	26	26
4.498% due 09/01/2035 (a)	25	25
4.615% due 09/01/2035 (a)	20	20
4.687% due 12/01/2033 (a)	15	15
4.709% due 10/01/2035 (a)	15	15
4.725% due 12/01/2033 (a)	8	8
4.840% due 06/01/2035 (a)	21	20
5.008% due 06/01/2035 (a)	19	19
5.500% due 08/01/2035-01/12/2036 (b)	1,994	1,975
Freddie Mac
4.219% due 02/25/2045 (a)	9	9
4.406% due 09/01/2035 (a)	6	6
4.559% due 09/01/2035 (a)	27	27
4.723% due 08/01/2035 (a)	21	21
4.902% due 11/01/2034 (a)	21	21
5.000% due 12/15/2020	11	11

Total U.S. Government Agencies (Cost $2,219)		2,218

MORTGAGE-BACKED SECURITIES 4.1%

American Home Mortgage Investment Trust
4.390% due 02/25/2045 (a)	19	18
Indymac Index Mortgage Loan Trust
5.210% due 01/25/2036 (a)	10	10
LB-UBS Commercial Mortgage Trust
4.990% due 11/15/2030	98	98

Total Mortgage-Backed Securities (Cost $126)		126

ASSET-BACKED SECURITIES 1.9%

Argent Securities, Inc.
4.306% due 12/25/2035 (a)	19	19
FBR Securitization Trust
4.220% due 10/25/2035 (a)	9	10
4.301% due 10/25/2035 (a)	9	9
First USA Credit Card Master Trust
4.560% due 10/20/2008 (a)	10	10
SACO I, Inc.
4.301% due 09/25/2035 (a)	9	9

Total Asset-Backed Securities (Cost $57)		57

SOVEREIGN ISSUES 1.8%

Brazilian Government International Bond
8.000% due 01/15/2018		$30	$32
Russia Government International Bond
5.000% due 03/31/2030 (a)		20	23

Total Sovereign Issues (Cost $53)			55

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
90-Day Eurodollar June Futures (CME)
Strike @ $94.25 Exp. 06/19/2006		9	0
S&P 500 Index March Futures (CME)
Strike @ 725.00 Exp. 03/17/2006		10	0
U.S. Treasury Note 5-Year Futures (CBOT)
6.000% due 03/31/2006
Strike @ $101.50 Exp. 02/24/2006		8	0
U.S. Treasury Note 10-Year Futures (CBOT)
6.000% due 03/31/2006
Strike @ $102.00 Exp. 02/24/2006		4	0

Total Purchased Put Options (Cost $1)			0

SHORT-TERM INSTRUMENTS (g) 46.7%
	Principal Amount (000s)
Commercial Paper 9.7%
Federal Home Loan Bank
4.315% due 03/22/2006		$300	297

Repurchase Agreements 22.7%
Lehman Brothers, Inc.
3.400% due 01/03/2006		500	500
(Dated 12/30/2005. Collateralized by Treasury Inflation Protected Securities 4.250% due 01/15/2010 valued at $517. Repurchase proceeds are $500.)
State Street Bank
3.900% due 01/03/2006		194	194
(Dated 12/30/2005. Collateralized by Freddie Mac 2.875% due 12/29/2006 valued at $201. Repurchase proceeds are $194.)

			694

Dutch Treasury Bill 0.8%
2.154% due 01/31/2006	EC	20	24

French Treasury Bill 0.2%
1.000% due 05/24/2006		5	6

U.S. Treasury Bills 13.3%
3.854% due 03/02/2006-03/16/2006 (b)(d)		$410	406

Total Short-Term Instruments (Cost $1,428)			1,427

Total Investments (c) 132.3%			$4,044
(Cost $4,044)
Written Options (f) (0.0%)			(1)
(Premiums $1)
Other Assets and Liabilities (Net) (32.3%)			(987)

Net Assets 100.0%			$3,056

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(c) As of December 31, 2005, portfolio securities with an aggregate market value of $10 were valued with reference to securities whose prices are more readily obtainable.

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

StocksPLUS® Total Return Portfolio

December 31, 2005

(d) Securities with an aggregate market value of $406 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description				Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures				Long	03/2006	2	$0
90-Day Eurodollar Futures				Long	06/2006	2	0
90-Day Eurodollar Futures				Long	09/2006	2	(1)
90-Day Eurodollar Futures				Long	06/2007	1	0
S&P 500 E-Mini Index Futures				Short	03/2006	2	2
S&P 500 Index Futures				Long	03/2006	10	31
U.S. Treasury 10-Year Note Futures				Long	03/2006	4	4
U.S. Treasury 5-Year Note Futures				Long	03/2006	4	1

							$37

(e) Swap agreements outstanding on December 31, 2005:

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate		Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Bank of America	3-month USD-LIBOR		Pay	5.000%	06/21/2011	$200	$1

(f) Written options outstanding on December 31, 2005:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures			$111.000	02/24/2006	1	$0	$0
Put - CME 90-Day Eurodollar December Futures			95.250	12/18/2006	1	1	1

						$1	$1

(g) Forward foreign currency contracts outstanding on December 31, 2005:
Type		Principal Amount Covered by Contract		Settlement Month	Unrealized	Unrealized Appreciation	Net Unrealized (Depreciation) Appreciation
Buy		EC	7	01/2006	$0	$0	$0
Sell			21	01/2006	0	0	0

					$0	$0	$0

10	Annual Report	December 31, 2005	See accompanying notes

Notes to Financial Statements

December 31, 2005

1. Organization

The StocksPLUS® Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio may offer up to two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

December 31, 2005	Annual Report	11

Notes to Financial Statements (Cont.)

December 31, 2005

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

EC	-	Euro

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the

12	Annual Report	December 31, 2005

Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary partnership of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.49%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.89%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

12/31/2005
Amount Available for Reimbursement	$9

For the current period ended December 31, 2005, each unaffiliated Trustee receives an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair receives an additional annual retainer of $500 and each Audit Committee Chair receives an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,928	$696	$402	$0

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Premium
Balance at 12/31/2004	0	$0
Sales	3	1
Closing Buys	0	0
Expirations	(1)	0
Exercised	0	0
Balance at 12/31/2005	2	$1

14	Annual Report	December 31, 2005

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Period from 09/30/2005 to 12/31/2005
	Shares	Amount
Receipts for shares sold
Administrative Class	300	$3,000

Net increase resulting from Portfolio share transactions	300	$3,000

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	1	100	*

*	AGI, a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses	Post-October Deferral
$ 40	$15	$1	$0	$0	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, and forwards.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 4,044	$9	$(9)	$0

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
12/31/05(2)	$ 0	$0	$0

(2)	Portfolio incepted September 30, 2005.

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

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Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the StocksPLUS® Total Return Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the StocksPLUS® Total Return Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the Administrative share class for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	17

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

18	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	19

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

20	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	21

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

22	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

TOTAL RETURN PORTFOLIO

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in this index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Total Return Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                               Total Return
                                 Portfolio                   Lehman Brothers
                              Administrative                 Aggregate Bond
                                  Class                          Index
                              --------------                 --------------
    12/31/1997                   $10,000                        $10,000
    01/31/1998                    10,102                         10,128
    02/28/1998                    10,059                         10,120
    03/31/1998                    10,081                         10,156
    04/30/1998                    10,124                         10,209
    05/31/1998                    10,222                         10,305
    06/30/1998                    10,302                         10,393
    07/31/1998                    10,355                         10,415
    08/31/1998                    10,546                         10,584
    09/30/1998                    10,861                         10,832
    10/31/1998                    10,820                         10,775
    11/30/1998                    10,806                         10,836
    12/31/1998                    10,861                         10,869
    01/31/1999                    10,907                         10,946
    02/28/1999                    10,641                         10,755
    03/31/1999                    10,769                         10,815
    04/30/1999                    10,754                         10,849
    05/31/1999                    10,660                         10,754
    06/30/1999                    10,668                         10,720
    07/31/1999                    10,611                         10,674
    08/31/1999                    10,596                         10,669
    09/30/1999                    10,755                         10,793
    10/31/1999                    10,843                         10,832
    11/30/1999                    10,829                         10,832
    12/31/1999                    10,798                         10,779
    01/31/2000                    10,713                         10,744
    02/29/2000                    10,756                         10,874
    03/31/2000                    10,959                         11,017
    04/30/2000                    10,909                         10,986
    05/31/2000                    10,959                         10,981
    06/30/2000                    11,161                         11,209
    07/31/2000                    11,250                         11,311
    08/31/2000                    11,419                         11,475
    09/30/2000                    11,451                         11,547
    10/31/2000                    11,520                         11,623
    11/30/2000                    11,727                         11,813
    12/31/2000                    11,895                         12,033
    01/31/2001                    11,999                         12,229
    02/28/2001                    12,139                         12,336
    03/31/2001                    12,224                         12,398
    04/30/2001                    12,104                         12,346
    05/31/2001                    12,160                         12,421
    06/30/2001                    12,200                         12,468
    07/31/2001                    12,589                         12,746
    08/31/2001                    12,733                         12,892
    09/30/2001                    12,861                         13,043
    10/31/2001                    13,108                         13,316
    11/30/2001                    12,950                         13,132
    12/31/2001                    12,891                         13,049
    01/31/2002                    13,052                         13,154
    02/28/2002                    13,197                         13,282
    03/31/2002                    12,995                         13,061
    04/30/2002                    13,234                         13,314
    05/31/2002                    13,317                         13,427
    06/30/2002                    13,319                         13,543
    07/31/2002                    13,350                         13,707
    08/31/2002                    13,596                         13,938
    09/30/2002                    13,715                         14,164
    10/31/2002                    13,666                         14,099
    11/30/2002                    13,767                         14,096
    12/31/2002                    14,059                         14,387
    01/31/2003                    14,117                         14,399
    02/28/2003                    14,317                         14,598
    03/31/2003                    14,314                         14,587
    04/30/2003                    14,468                         14,707
    05/31/2003                    14,716                         14,982
    06/30/2003                    14,691                         14,952
    07/31/2003                    14,176                         14,449
    08/31/2003                    14,320                         14,545
    09/30/2003                    14,688                         14,930
    10/31/2003                    14,582                         14,791
    11/30/2003                    14,611                         14,826
    12/31/2003                    14,768                         14,977
    01/31/2004                    14,876                         15,098
    02/29/2004                    15,038                         15,261
    03/31/2004                    15,161                         15,375
    04/30/2004                    14,826                         14,975
    05/31/2004                    14,761                         14,915
    06/30/2004                    14,825                         15,000
    07/31/2004                    14,980                         15,148
    08/31/2004                    15,263                         15,437
    09/30/2004                    15,284                         15,479
    10/31/2004                    15,439                         15,609
    11/30/2004                    15,363                         15,484
    12/31/2004                    15,490                         15,627
    01/31/2005                    15,547                         15,725
    02/28/2005                    15,482                         15,632
    03/31/2005                    15,442                         15,552
    04/30/2005                    15,663                         15,762
    05/31/2005                    15,829                         15,933
    06/30/2005                    15,906                         16,020
    07/31/2005                    15,790                         15,874
    08/31/2005                    15,987                         16,078
    09/30/2005                    15,831                         15,912
    10/31/2005                    15,668                         15,786
    11/30/2005                    15,722                         15,856
    12/31/2005                    15,869                         16,006

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

U.S. Government Agencies	60.8%
Short-Term Instruments	27.0%
Corporate Bonds & Notes	3.6%
Mortgage-Backed Securities	3.4%
Sovereign Issues	2.1%
Other	3.1%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (12/31/97)
	Total Return Portfolio Administrative Class	2.45%	5.94%	5.94%
- - - - - - -	Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.06%
	All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$997.70	$1,021.93
Expenses Paid During Period†	$3.27	$3.31

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Portfolio’s Administrative Class shares performed in-line with the Lehman Brothers Aggregate Bond Index for the year ended December 31, 2005, returning 2.45% versus 2.43% for the index.

•	The Portfolio’s tactical duration management in the first half of the period more than offset the negative impact of above-benchmark duration in the latter half, as yields increased in the latter half of the year.

•	A bias towards a steepening yield curve detracted from performance as the yield curve flattened. The Federal Reserve continued with its tightening policy, sending short-term rates higher, while longer-maturity yields declined on strong demand.

•	Substituting real return bonds for nominal Treasuries added to performance, as inflation expectations increased over the period, causing Treasury Inflation-Protected Securities to outperform conventional, non-inflation linked Treasuries.

•	An allocation to non-U.S. government securities added to returns as U.S. rates rose more than in other developed countries, as economic growth was generally slower abroad.

•	Coupon and security selection more than offset the negative impact of a mortgage overweight; mortgages lagged Treasuries on a like-duration basis.

•	An underweight to corporate securities contributed to returns as this sector lagged like-duration Treasuries.

•	Emerging market bonds added to performance, as strong demand for their attractive yields and improving credit fundamentals caused yield premiums to decline.

•	A tactical allocation to municipal bonds was positive for performance as the municipal market outperformed Treasuries.

4	Annual Report	December 31, 2005

Financial Highlights

Total Return Portfolio (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003	12/31/2002		12/31/2001

Net asset value beginning of year	$10.51	$10.36	$10.23	$9.89		$9.77
Net investment income (a)	0.35	0.19	0.25	0.41		0.45
Net realized/unrealized gain (loss) on investments (a)	(0.09)	0.31	0.26	0.47		0.35
Total income from investment operations	0.26	0.50	0.51	0.88		0.80
Dividends from net investment income	(0.36)	(0.20)	(0.30)	(0.41)		(0.49)
Distributions from net realized capital gains	(0.17)	(0.15)	(0.08)	(0.13)		(0.19)
Total distributions	(0.53)	(0.35)	(0.38)	(0.54)		(0.68)
Net asset value end of year	$10.24	$10.51	$10.36	$10.23		$9.89
Total return	2.45%	4.89%	5.04%	9.07%		8.37%
Net assets end of year (000s)	$2,704,383	$2,352,679	$1,908,336	$1,161,299		$332,823
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65	%(b)	0.65	%(b)
Ratio of net investment income to average net assets	3.38%	1.79%	2.45%	4.07%		4.55%
Portfolio turnover rate	344%	373%	193%	222%		217%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.66%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Total Return Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$3,387,618
Cash	177
Foreign currency, at value	3,758
Receivable for investments sold	308,265
Receivable for investments sold on delayed-delivery basis	3,642
Unrealized appreciation on forward foreign currency contracts	316
Receivable for Portfolio shares sold	3,361
Interest and dividends receivable	11,578
Variation margin receivable	92
Swap premiums paid	424
Unrealized appreciation on swap agreements	1,150
3,720,381

Liabilities:

Payable for investments purchased	$608,484
Payable for investments purchased on delayed-delivery basis	3,639
Unrealized depreciation on forward foreign currency contracts	1,652
Payable for short sales	238,389
Written options outstanding	6,302
Payable for Portfolio shares redeemed	7,122
Dividends payable	1,455
Accrued investment advisory fee	636
Accrued administration fee	636
Accrued servicing fee	329
Variation margin payable	771
Swap premiums received	1,302
Unrealized depreciation on swap agreements	1,561
872,278

Net Assets	$2,848,103

Net Assets Consist of:

Paid in capital	$2,855,362
Undistributed net investment income	15,877
Accumulated undistributed net realized (loss)	(16,369)
Net unrealized (depreciation)	(6,767)
$2,848,103

Net Assets:

Institutional Class	$143,720
Administrative Class	2,704,383

Shares Issued and Outstanding:

Institutional Class	14,033
Administrative Class	264,048

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.24
Administrative Class	10.24

Cost of Investments Owned	$3,395,479
Cost of Foreign Currency Held	$3,744
Proceeds Received on Short Sales	$237,207
Premiums Received on Written Options	$7,607

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Total Return Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest, net of foreign taxes	$106,224
Dividends	645
Miscellaneous income	32
Total Income	106,901

Expenses:

Investment advisory fees	6,621
Administration fees	6,621
Distribution and/or servicing fees - Administrative Class	3,779
Trustees’ fees	56
Total Expenses	17,077

Net Investment Income	89,824

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	3,090
Net realized (loss) on futures contracts, options and swaps	(1,268)
Net realized gain on foreign currency transactions	1,708
Net change in unrealized (depreciation) on investments	(23,819)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(2,640)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(3,943)
Net (Loss)	(26,872)

Net Increase in Net Assets Resulting from Operations	$62,952

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Total Return Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$89,824	$39,774
Net realized gain	3,530	77,068
Net change in unrealized (depreciation)	(30,402)	(11,343)
Net increase resulting from operations	62,952	105,499

Distributions to Shareholders:

From net investment income
Institutional Class	(4,842)	(1,315)
Administrative Class	(86,714)	(40,727)

From net realized capital gains
Institutional Class	(2,255)	(936)
Administrative Class	(42,750)	(34,065)

Total Distributions	(136,561)	(77,043)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	43,745	74,797
Administrative Class	630,483	631,588

Issued in reorganization
Institutional Class	88,822	0
Administrative Class	0	0

Issued as reinvestment of distributions
Institutional Class	7,097	2,251
Administrative Class	110,757	61,234

Cost of shares redeemed
Institutional Class	(55,888)	(89,784)
Administrative Class	(319,629)	(276,093)
Net increase resulting from Portfolio share transactions	505,387	403,993

Total Increase in Net Assets	431,778	432,449

Net Assets:

Beginning of period	2,416,325	1,983,876
End of period*	$2,848,103	$2,416,325

*Including undistributed net investment income of:	$15,877	$31,409

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Total Return Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 4.2%

Banking & Finance 2.2%
American General Finance Corp.
4.000% due 03/23/2007 (a)	$1,600	$1,601
American International Group, Inc.
5.050% due 10/01/2015	1,300	1,278
Atlantic & Western Re Ltd.
10.519% due 01/09/2007 (a)	600	600
China Development Bank
5.000% due 10/15/2015	900	889
Citigroup, Inc.
4.559% due 12/26/2008 (a)	8,200	8,204
Export-Import Bank of China
4.875% due 07/21/2015	900	876
Export-Import Bank of Korea
4.125% due 02/10/2009	140	136
Financing Corp.
0.000% due 04/15/2019- 09/26/2019 (d)	1,670	870
Ford Motor Credit Co.
5.450% due 03/21/2007 (a)	900	857
General Motors Acceptance Corp.
5.070% due 04/13/2006 (a)	19,900	19,626
HBOS Treasury Services PLC
5.920% due 09/29/2049 (a)	1,100	1,076
HSBC Bank USA
4.570% due 09/21/2007 (a)	14,500	14,532
Petroleum Export Ltd.
5.265% due 06/15/2011	1,000	992
Phoenix Quake Wind Ltd.
6.504% due 07/03/2008 (a)	800	816
6.504% due 07/03/2008 (a)	800	814
7.554% due 07/03/2008 (a)	400	346
Premium Asset Trust
4.832% due 09/08/2007 (a)	100	95
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	668
Residential Reinsurance Ltd.
9.360% due 06/08/2006 (a)	8,100	7,780
Resona Bank Ltd.
5.850% due 09/29/2049 (a)	1,700	1,696
UFJ Finance Aruba AEC
6.750% due 07/15/2013	1,100	1,203
Vita Capital Ltd.
5.404% due 01/01/2007 (a)	500	501

		65,456

Industrials 1.4%
DaimlerChrysler N.A. Holding Corp.
4.990% due 05/24/2006 (a)	6,050	6,058
5.300% due 08/08/2006 (a)	900	904
El Paso Corp.
6.750% due 05/15/2009	6,000	5,985
7.875% due 06/15/2012	6,600	6,831
7.800% due 08/01/2031	1,500	1,504
HJ Heinz Co.
6.428% due 12/01/2008 (a)	1,100	1,131
Pemex Project Funding Master Trust
8.000% due 11/15/2011	100	112
8.625% due 02/01/2022	1,200	1,482
9.500% due 09/15/2027	55	74
United Airlines, Inc.
8.030% due 07/01/2011	465	340
6.071% due 03/01/2013	6,558	6,428
4.090% due 03/02/2049 (a)	1,354	1,354
Williams Cos., Inc.
6.375% due 10/01/2010	7,000	7,026

		39,229

Utilities 0.6%
Entergy Gulf States, Inc.
6.000% due 12/01/2012	6,500	6,406
5.700% due 06/01/2015	8,300	8,138

Korea Electric Power Corp.
5.125% due 04/23/2034	90	$89
Morgan Stanley Bank AG
9.625% due 03/01/2013	100	121
Ras Laffan Liquefied Natural Gas Co., Ltd.
5.838% due 09/30/2027	2,600	2,616
TPSA Finance BV
7.750% due 12/10/2008	120	129

		17,499

Total Corporate Bonds & Notes		122,184
(Cost $119,739)

MUNICIPAL BONDS & NOTES 1.6%

Badger, Wisconsin Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,878

California State Tobacco Securitization Agency Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	2,900	3,157

California State University Revenue Bonds, (FSA Insured), Series 2004
5.000% due 11/01/2034	5,000	5,228

Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2005
6.220% due 01/01/2035 (a)	5,000	5,359

Durham County, North Carolina General Obligation Bonds, Series 2002
5.000% due 04/01/2017	5,465	5,848

Iowa, Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,200	1,207

Liberty, New York Development Corp. Revenue Bonds, Series 2005
8.220% due 10/01/2035 (a)	367	517

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2037	1,530	1,586

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
4.375% due 06/01/2019	3,680	3,677
6.750% due 06/01/2039	5,450	6,084

New York State Environmental Facilities Corporate Revenue Bonds, Series 2002
6.420% due 06/15/2023 (a)	850	951

New York, New York General Obligation Bonds, Series 2005
6.140% due 03/01/2030 (a)	750	800

Salt River Project, Arizona Agricultural Improvement & Power District Revenue Bonds, Series 2005
13.980% due 01/01/2035 (a)	95	100

South San Antonio, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2004
5.000% due 08/15/2029	3,150	3,271

State of Texas Highway Improvement General Obligation Bonds, Series 2005
4.750% due 04/01/2035 (a)	1,800	1,824

University of Texas Financing Refunding Systems Revenue Bonds, Series 2003-B
5.000% due 08/15/2033	1,200	1,243

Total Municipal Bonds & Notes		44,730
(Cost $42,780)

U.S. GOVERNMENT AGENCIES 72.3%
Fannie Mae
2.500% due 06/15/2008	2,480	2,355
3.799% due 09/22/2006 (a)	10,300	10,300
4.000% due 10/01/2018	502	480
4.204% due 11/28/2035 (a)	1,351	1,351
4.491% due 11/01/2035 (a)	397	400
4.500% due 07/01/2019- 04/01/2035 (d)	2,297	2,196
4.542% due 10/01/2032 (a)	2,006	2,025
4.563% due 09/01/2040 (a)	126	128
4.712% due 04/01/2035 (a)	3,764	3,722
4.729% due 03/25/2044 (a)	9,930	9,936
4.752% due 04/01/2035 (a)	5,459	5,402
5.000% due 01/01/2018- 02/13/2036 (d)	677,846	658,383
5.275% due 12/01/2036 (a)	3,378	3,391
5.393% due 09/01/2034 (a)	3,514	3,527
5.500% due 04/01/2014- 01/12/2036 (d)	1,263,374	1,252,452
5.502% due 09/01/2039 (a)	146	149
5.731% due 11/01/2025 (a)	3	3
6.000% due 04/01/2016- 05/01/2034 (d)	11,534	11,771
6.500% due 06/01/2029- 11/01/2034 (d)	1,323	1,360
7.000% due 04/25/2023- 06/01/2032 (d)	4,828	5,028
Federal Home Loan Bank
4.200% due 02/05/2007 (a)	2,000	1,849
Federal Housing Administration
7.430% due 01/25/2023	175	177
Freddie Mac
2.614% due 07/15/2011	344	341
4.363% due 02/25/2045 (a)	1,766	1,778
4.500% due 04/01/2018- 10/01/2018 (d)	2,839	2,770
4.819% due 11/15/2030 (a)	49	49
4.869% due 09/15/2030 (a)	43	43
5.000% due 04/01/2018- 09/01/2035 (d)	10,484	10,317
5.500% due 04/01/2033- 01/12/2036 (d)	38,134	37,793
5.526% due 07/01/2027 (a)	4	4
5.638% due 07/01/2030 (a)	3	3
5.804% due 01/01/2028 (a)	4	4
6.000% due 07/01/2016- 11/01/2033 (d)	7,807	7,914
6.500% due 03/01/2013- 03/01/2034 (d)	1,307	1,345
7.000% due 06/15/2023	2,561	2,651
7.500% due 07/15/2030- 03/01/2032 (d)	406	426
8.500% due 08/01/2024	21	23
Government National Mortgage Association
3.750% due 02/20/2032 (a)	1,682	1,671
4.125% due 10/20/2029- 11/20/2029 (a)(d)	516	521
4.375% due 04/20/2026- 05/20/2030 (a)(d)	188	189
4.500% due 07/20/2030 (a)	27	27
4.770% due 06/20/2030 (a)	3	3
4.870% due 09/20/2030 (a)	40	41
5.500% due 04/15/2033- 09/15/2033 (d)	750	756
6.500% due 03/15/2031- 04/15/2032 (d)	386	404

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Total Return Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Small Business Administration
5.130% due 09/01/2023	$89	$89
6.030% due 02/10/2012	8,541	8,823
6.290% due 01/01/2021	259	271
6.344% due 08/01/2011	1,229	1,279
7.449% due 08/01/2010	22	24
7.500% due 04/01/2017	1,563	1,650
8.017% due 02/10/2010	133	142

Total U.S. Government Agencies		2,057,736
(Cost $2,073,649)

U.S. TREASURY OBLIGATIONS 0.6%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	503	507
2.375% due 01/15/2025	10,990	11,554
3.625% due 04/15/2028	2,463	3,178
U.S. Treasury Bond
6.250% due 08/15/2023	1,100	1,314

Total U.S. Treasury Obligations		16,553
(Cost $16,622)

MORTGAGE-BACKED SECURITIES 4.1%

American Home Mortgage Investment Trust
4.390% due 02/25/2045 (a)	5,718	5,603
Banc of America Commercial Mortgage, Inc.
4.875% due 06/10/2039	590	586
4.128% due 07/10/2042	395	384
Banc of America Funding Corp.
4.118% due 05/25/2035 (a)	6,090	6,027
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	2,105	2,151
5.550% due 10/20/2032 (a)	311	311
6.500% due 09/25/2033	726	729
Bear Stearns Adjustable Rate Mortgage Trust
4.696% due 11/25/2030 (a)	15	15
5.345% due 01/25/2033 (a)	612	611
5.632% due 01/25/2033 (a)	344	344
5.081% due 03/25/2033 (a)	1,705	1,692
4.854% due 01/25/2034 (a)	4,249	4,212
4.799% due 11/25/2035 (a)	26,687	26,439
Bear Stearns Alt-A Trust
5.448% due 05/25/2035 (a)	10,335	10,370
5.448% due 05/25/2035	331	331
Countrywide Alternative Loan Trust
4.673% due 08/25/2034	513	511
Countrywide Home Loan Mortgage Pass-Through Trust
4.307% due 05/25/2034 (a)	2,093	2,091
5.250% due 02/20/2036 (a)	2,584	2,568
CS First Boston Mortgage Securities Corp.
6.037% due 04/25/2032 (a)	24	24
6.257% due 06/25/2032 (a)	311	311
5.672% due 10/25/2032 (a)	212	212
First Nationwide Trust
6.750% due 08/21/2031	132	133
Greenwich Capital Commercial Funding Corp.
5.317% due 06/10/2036	915	924
GS Mortgage Securities Corp. II
5.396% due 08/10/2038	905	919
GSR Mortgage Loan Trust
4.541% due 09/25/2035 (a)	26,522	26,104
Impac CMB Trust
4.629% due 04/25/2034 (a)	2,940	2,939
Indymac Adjustable Rate Mortgage Trust
6.648% due 01/25/2032 (a)	16	16
Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	515	505
Morgan Stanley Capital I
4.050% due 01/13/2041	530	511
Prime Mortgage Trust
4.779% due 02/25/2019 (a)	397	397
4.779% due 02/25/2034 (a)	1,633	1,635

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	$1,911	$1,939
SACO I, Inc.
4.569% due 07/25/2019 (a)	1,168	1,169
Structured Asset Mortgage Investments, Inc.
4.700% due 09/19/2032 (a)	511	512
Structured Asset Securities Corp.
4.829% due 06/25/2017 (a)	20	20
6.103% due 02/25/2032 (a)	39	39
6.150% due 07/25/2032 (a)	112	115
4.669% due 01/25/2033 (a)	73	73
Superannuation Members Home Loans Global Fund
4.746% due 06/15/2026 (a)	33	33
Torrens Trust
4.629% due 07/15/2031 (a)	467	468
Washington Mutual Mortgage Securities Corp.
5.126% due 10/25/2032 (a)	512	511
4.563% due 08/25/2042 (a)	8,352	8,312
Washington Mutual, Inc.
4.669% due 10/25/2045 (a)	3,425	3,427

Total Mortgage-Backed Securities		116,223
(Cost $117,084)

ASSET-BACKED SECURITIES 0.7%

AAA Trust
4.291% due 11/26/2035 (a)	5,832	5,839
Aames Mortgage Investment Trust
4.459% due 08/25/2035 (a)	279	280
Amortizing Residential Collateral Trust
4.649% due 06/25/2032 (a)	698	699
Carrington Mortgage Loan Trust
4.459% due 06/25/2035 (a)	1,827	1,828
Citifinancial Mortgage Securities, Inc.
3.082% due 08/25/2033	54	54
3.221% due 10/25/2033	87	86
Colonial Advisory Services CBO I Ltd.
4.420% due 06/20/2008 (a)	181	181
Conseco Finance Securitizations Corp.
4.739% due 12/15/2029 (a)	142	142
Countrywide Asset-Backed Certificates
3.323% due 05/25/2022	90	90
Credit-Based Asset Servicing & Securitization LLC
4.287% due 09/25/2033 (a)	887	889
EMC Mortgage Loan Trust
4.749% due 05/25/2040 (a)	1,027	1,031
GRMT II LLC
4.620% due 06/20/2032 (a)	15	15
GSAMP Trust
4.569% due 10/25/2033 (a)	2,680	2,683
HFC Home Equity Loan Asset-Backed Certificates
4.720% due 10/20/2032 (a)	2,660	2,663
Household Mortgage Loan Trust
4.670% due 05/20/2032 (a)	242	242
Irwin Home Equity Loan Trust
4.754% due 06/25/2021 (a)	5	5
Morgan Stanley Dean Witter Capital I, Inc.
4.709% due 07/25/2032 (a)	14	14
Residential Asset Mortgage Products, Inc.
3.810% due 01/25/2026	198	197
4.450% due 07/25/2028	1,145	1,139
4.230% due 05/25/2029	165	164
4.003% due 01/25/2030	265	264
Structured Asset Securities Corp.
4.370% due 10/25/2034	525	521

Total Asset-Backed Securities		19,026
(Cost $19,019)

SOVEREIGN ISSUES 2.4%

Brazilian Government International Bond
5.188% due 04/15/2006 (a)	432	432
5.250% due 04/15/2009 (a)	453	451

10.271% due 06/29/2009 (a)		100	$116
9.250% due 10/22/2010		85	95
11.000% due 01/11/2012		300	367
5.250% due 04/15/2012 (a)		5,888	5,829
10.500% due 07/14/2014		2,340	2,874
8.000% due 01/15/2018		19,200	20,765
8.875% due 04/15/2024		90	101
Mexico Government International Bond
8.375% due 01/14/2011		300	343
6.375% due 01/16/2013		930	990
11.375% due 09/15/2016		900	1,325
8.125% due 12/30/2019		4,200	5,166
Panama Government International Bond
9.625% due 02/08/2011		480	563
9.375% due 01/16/2023		330	415
8.875% due 09/30/2027		5,200	6,214
Peru Government International Bond
9.125% due 02/21/2012		1,400	1,607
9.875% due 02/06/2015		5,100	6,146
Province of Quebec Canada
5.500% due 04/11/2006		630	632
Russia Government International Bond
5.000% due 03/31/2030 (a)		12,500	14,142
5.000% due 03/31/2030 (a)		545	616
South Africa Government International Bond
9.125% due 05/19/2009		500	562

Total Sovereign Issues			69,751
(Cost $63,699)

FOREIGN CURRENCY-DENOMINATED ISSUES (k) 0.3%

Canadian Government Bond
3.000% due 12/01/2036 (c)	C$	1,154	1,367
France Government International Bond
5.000% due 01/12/2006	EC	1,530	1,812
United Kingdom Gilt
4.750% due 06/07/2010	BP	2,700	4,753
4.750% due 09/07/2015		1,000	1,809

Total Foreign Currency-Denominated Issues			9,741
(Cost $9,852)

PURCHASED CALL OPTIONS (k) 0.1%
	Notional Amount (000S)

1-Year Interest Rate Swap (OTC)
Strike @ 4.800%* Exp. 02/01/2006		$35,700	10
2-Year Interest Rate Swap (OTC)
Strike @ 4.500%* Exp. 04/04/2006		32,000	18
Strike @ 4.500%* Exp. 04/06/2006		43,500	25
Strike @ 4.750%* Exp. 05/02/2006		105,000	236
Strike @ 4.750%* Exp. 08/07/2006		123,000	456
Strike @ 4.750%* Exp. 08/08/2006		37,000	138
Strike @ 4.500%* Exp. 10/04/2006		45,000	110
Strike @ 4.500%* Exp. 10/04/2006		33,500	87
Strike @ 4.250%* Exp. 10/11/2006		50,000	71
Strike @ 4.250%* Exp. 10/12/2006		49,000	70
Strike @ 4.500%* Exp. 10/18/2006		94,000	261
Strike @ 4.250%* Exp. 10/19/2006		16,000	24

10	Annual Report	December 31, 2005	See accompanying notes

Notional
Amount	Value
(000s)	(000s)

Strike @ 4.250%* Exp. 10/24/2006	$28,000	$43
Strike @ 4.250%* Exp. 10/25/2006	66,000	102
Strike @ 4.800%* Exp. 12/22/2006	83,000	493
Strike @ 4.650%*** Exp. 06/12/2006	BP 12,700	101
30-Year Interest Rate Swap (OTC)
Strike @ 4.500%* Exp. 06/02/2006	$2,000	9

U.S. Dollar versus Japanese Yen (OTC)
Strike @ JY120.70 Exp. 12/11/2006	5,000	46
	# of Contracts
90-Day Eurodollar March Futures (CME)
Strike @ $95.25 Exp. 03/13/2006	370	53

Total Purchased Call Options		2,353
(Cost $3,299)

PURCHASED PUT OPTIONS 0.0%

90-Day Eurodollar June Futures (CME)
Strike @ $94.00 Exp. 06/19/2006	400	3
Strike @ $94.50 Exp. 06/19/2006	190	2
90-Day Eurodollar September Futures (CME)
Strike @ $92.50 Exp. 09/18/2006	675	4
90-Day Eurodollar December Futures (CME)
Strike @ $91.75 Exp. 12/18/2006	764	5
Strike @ $92.00 Exp. 12/18/2006	2,995	19
Strike @ $92.25 Exp. 12/18/2006	400	2

Total Purchased Put Options		35
(Cost $55)

PREFERRED SECURITY 0.5%
	Shares
DG Funding Trust
3.360% due 12/29/2049 (a)	1,239	13,203

Total Preferred Security		13,203
(Cost $13,056)

PREFERRED STOCK 0.0%

Fannie Mae
7.000% due 12/31/2049 (a)	32,500	$1,779

Total Preferred Stock		1,779
(Cost $1,627)

SHORT-TERM INSTRUMENTS (k) 32.1%
Commercial Paper 22.1%
	Principal Amounts (000s)
Bank of Ireland
3.960% due 01/27/2006	13,200	13,165
3.970% due 01/27/2006	60,000	59,841
Barclays U.S. Funding Corp.
4.055% due 02/06/2006	500	498
Cox Communications, Inc.
3.688% due 01/17/2006	3,500	3,500
Danske Corp.
3.800% due 01/17/2006	1,700	1,697
Federal Home Loan Bank
3.350% due 01/03/2006	127,400	127,400
Fortis Funding LLC
3.965% due 01/30/2006	49,200	49,054
HBOS Treasury Services PLC
3.970% due 01/30/2006	50,000	49,851
Nissan Motors Acceptance Corp.
4.430% due 01/23/2006	2,900	2,893
Rabobank USA Financial Corp.
4.290% due 01/03/2006	78,500	78,500
Skandinaviska Enskilda Banken AB
4.070% due 01/19/2006	72,100	71,970
4.210% due 02/09/2006	600	597
UBS Finance Delaware LLC
4.190% due 01/03/2006	7,100	7,100
4.300% due 01/03/2006	78,500	78,500
Westpac Banking Corp.
4.190% due 02/06/2006	75,600	75,301
4.315% due 03/01/2006	9,200	9,137

		629,004

Repurchase Agreements 1.3%
Lehman Brothers, Inc.
3.400% due 01/03/2006	31,400	31,400
(Dated 12/30/2005. Collateralized by Treasury Inflation Protected Securities 3.500% due 01/15/2011 valued at $32,115. Repurchase proceeds are $31,412.)

State Street Bank
3.900% due 01/03/2006		$5,657	$5,657
(Dated 12/30/2005. Collateralized by Fannie Mae 3.125% due 07/15/2006 valued at $5,775. Repurchase proceeds are $5,659.)

			37,057

French Treasury Bills 5.4%
2.254% due 01/05/2006-05/24/2006 (d)	EC	131,420	$154,724

German Treasury Bill 0.6%
2.014% due 01/18/2006		15,400	18,217

Dutch Treasury Bill 1.8%
2.283% due 02/28/2006		43,140	50,892

U.S. Treasury Bills 0.9%
3.853% due 03/02/2006-03/16/2006 (d)(f)(g)		$24,615	24,410

Total Short-Term Instruments			914,304
(Cost $914,998)

Total Investments (e) 118.9%			$3,387,618
(Cost $3,395,479)
Written Options (i) (0.2%)			(6,302)
(Premiums $7,607)
Other Assets and Liabilities (Net) (18.7%)			(533,213)

Net Assets 100.0%			$2,848,103

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Security is in default.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) As of December 31, 2005, portfolio securities with an aggregate market value of $14,324 were valued with reference to securities whose prices are more readily obtainable.

(f) Securities with an aggregate market value of $3,719 have been pledged as collateral for swap and swaption contracts on December 31, 2005.

(g) Securities with an aggregate market value of $16,239 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures	Long	09/2006	317	$(265)
90-Day Eurodollar Futures	Long	12/2006	3,420	496
90-Day Eurodollar Futures	Long	03/2007	2,601	25
90-Day Eurodollar Futures	Long	06/2007	1,410	(37)
90-Day Eurodollar Futures	Long	09/2007	771	46
Euro-Bobl 5-Year Note Futures	Short	03/2006	729	102
U.S. Treasury 5-Year Note Futures	Long	03/2006	1,001	198
U.S. Treasury 10-Year Note Futures	Long	03/2006	641	553
U.S. Treasury 30-Year Bond Futures	Long	03/2006	1,041	1,578
United Kingdom 90-Day LIBOR Sterling Interest Rate Futures Put Options Strike @ BP 95.500	Short	12/2006	94	(7)

				$2,689

See accompanying notes	December 31, 2005	Annual Report	11

Schedule of Investments (Cont.)

Total Return Portfolio

December 31, 2005

(h) Swap agreements outstanding on December 31, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	6-month BP-LIBOR	Pay	5.000%	06/15/2007	BP	32,400	$(46)
Barclays Bank PLC	6-month BP-LIBOR	Pay	5.000%	06/16/2011		1,800	54
Barclays Bank PLC	6-month BP-LIBOR	Receive	4.000%	12/15/2035		2,900	(26)
Lehman Brothers, Inc.	6-month BP-LIBOR	Pay	4.500%	09/20/2009		17,500	(12)
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Receive	4.000%	12/15/2035		2,200	(15)
Barclays Bank PLC	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EC	1,400	8
BNP Paribas Bank	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		10,200	49
UBS Warburg LLC	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		1,900	15
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012	JY	387,100	(66)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012		130,000	(43)
Morgan Stanley Dean Witter & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012		1,050,000	(273)
UBS Warburg LLC	6-month JY-LIBOR	Receive	2.000%	06/15/2012		1,625,000	(531)
Barclays Bank PLC	3-month USD-LIBOR	Pay	5.000%	06/21/2008		$64,200	120
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2011		11,000	52
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2016		26,800	356
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.000%	12/15/2035		5,900	112
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	5.000%	06/21/2011		23,900	117
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	5.000%	06/21/2016		6,300	84
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	5.000%	12/15/2035		6,500	121
UBS Warburg LLC	3-month USD-LIBOR	Pay	5.000%	06/21/2008		9,800	19

							$95

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection+	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	3.100%	06/20/2006	$4,600	$(36)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	1.300%	09/20/2006	1,800	(47)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	06/20/2007	200	(1)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.320%	09/20/2007	2,100	(97)
Citibank N.A.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	1.700%	09/20/2006	2,600	(67)
Goldman Sachs & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.400%	09/20/2007	4,200	(189)
HSBC Bank USA	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	5.000%	06/20/2006	1,700	0
J.P. Morgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	06/20/2007	400	3
J.P. Morgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.700%	06/20/2007	1,800	11
Morgan Stanley Dean Witter & Co.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.580%	06/20/2006	1,900	3
Morgan Stanley Dean Witter & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	5.200%	12/20/2006	9,300	26
UBS Warburg LLC	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	3.200%	06/20/2006	9,600	(71)
UBS Warburg LLC	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	12/20/2006	10,700	(4)
UBS Warburg LLC	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	3.350%	06/20/2007	1,500	(36)
Wachovia Bank N.A.	Dow Jones CDX N.A. HV5 Index	Buy	(0.850%)	12/20/2010	5,000	(1)

						$(506)

+   If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

12	Annual Report	December 31, 2005	See accompanying notes

(i) Written options outstanding on December 31, 2005:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures		$111.00		02/24/2006	1,133	$321	$283
Call - CME Eurodollar 1-Year Mid-Curve March Futures		95.50		03/10/2006	370	82	58
Call - CME Eurodollar September Futures		95.50		09/18/2006	112	31	25
Put - CBOT U.S. Treasury 10-Year Note March Futures		107.00		02/24/2006	1,146	432	179
Put - CME Eurodollar March Futures		95.25		03/19/2007	116	108	96
Put - CME Eurodollar September Futures		95.00		09/18/2006	209	109	69
Put - CME Eurodollar September Futures		95.25		09/18/2006	448	347	289
Put - CME Eurodollar September Futures		95.50		09/18/2006	112	131	118
Put - CME Eurodollar December Futures		95.00		12/18/2006	85	41	37
Put - CME Eurodollar December Futures		95.25		12/18/2006	2,775	2,247	2,047
Put - CME Eurodollar December Futures		95.50		12/18/2006	297	332	331

						$4,181	$3,532

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	4.310	%*	10/19/2006	$7,000	$49	$30
Call - OTC 5-Year Interest Rate Swap	Citibank N.A.	4.540	%*	10/04/2006	14,100	166	97
Call - OTC 5-Year Interest Rate Swap	Citibank N.A.	4.850	%*	12/22/2006	36,000	473	520
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.540	%*	04/06/2006	18,600	141	37
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.780	%*	05/02/2006	45,000	286	281
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.780	%*	08/07/2006	53,000	434	503
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.300	%*	10/11/2006	22,000	164	88
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.560	%*	10/18/2006	40,000	394	299
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.320	%*	10/25/2006	28,000	198	125
Call - OTC 5-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.300	%*	10/12/2006	21,000	152	84
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	4.540	%*	04/04/2006	14,000	104	27
Call - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.780	%*	08/08/2006	16,000	151	152
Call - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.540	%*	10/04/2006	20,000	239	137
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	4.810	%*	02/01/2006	7,900	16	19
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	4.310	%*	10/24/2006	12,000	88	52
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%*	06/02/2006	5,000	60	2
Put - OTC 1-Year Interest Rate Swap	HSBC Bank USA	4.500	%**	12/20/2006	BP 53,900	262	233
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	4.650	%***	06/12/2006	3,300	49	84

						$3,426	$2,770

* The Portfolio will receive a floating rate based on 3-month USD-LIBOR.
** The Portfolio will pay a floating rate based on 6-month BP-LIBOR.
***The Portfolio will receive a floating rate based on 6-month BP-LIBOR.

(j) Short sales open on December 31, 2005 were as follows:
Type		Coupon		Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae		5.000%		01/12/2036	$246,000	$237,207	$238,389

See accompanying notes	December 31, 2005	Annual Report	13

Schedule of Investments (Cont.)

Total Return Portfolio

June 30, 2005

(k) Forward foreign currency contracts outstanding on December 31, 2005:
Type	Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BP	2,665	01/2006	$0	$(28)	$(28)
Sell		1,452	01/2006	0	(5)	(5)
Buy	BR	1,620	02/2006	0	(38)	(38)
Sell	C$	1,102	01/2006	0	(22)	(22)
Buy	CP	1,021,525	02/2006	79	0	79
Buy	EC	36,209	01/2006	37	(15)	22
Sell		201,594	01/2006	0	(1,316)	(1,316)
Buy	JY	3,632,329	01/2006	19	(3)	16
Sell		805,309	01/2006	0	(111)	(111)
Buy	KW	955,900	01/2006	9	0	9
Buy		1,495,226	02/2006	32	0	32
Buy		590,000	03/2006	8	0	8
Buy	MP	13,341	02/2006	24	(3)	21
Buy		5,611	03/2006	17	0	17
Buy	PN	3,357	02/2006	0	(30)	(30)
Buy		1,748	03/2006	0	(20)	(20)
Buy	PZ	2,840	02/2006	23	0	23
Buy		1,414	03/2006	0	(2)	(2)
Buy	RP	18,373	02/2006	10	0	10
Buy		34,037	03/2006	0	(18)	(18)
Buy	RR	12,595	01/2006	1	0	1
Buy		33,635	02/2006	4	(4)	0
Buy		15,287	03/2006	0	(9)	(9)
Buy	S$	746	01/2006	0	(5)	(5)
Buy		1,981	02/2006	13	(2)	11
Buy		854	03/2006	2	0	2
Buy	SR	962	02/2006	6	0	6
Buy	SV	54,942	03/2006	20	(9)	11
Buy	T$	29,253	02/2006	9	(12)	(3)
Buy		16,653	03/2006	3	0	3

				$316	$(1,652)	$(1,336)

14	Annual Report	December 31, 2005	See accompanying notes

Notes to Financial Statements

December 31, 2005

1. Organization

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound	PN	-	Peruvian New Sol
BR	-	Brazilian Real	PZ	-	Polish Zloty
C$	-	Canadian Dollar	RP	-	Indian Rupee
CP	-	Chilean Peso	RR	-	Russian Ruble
EC	-	Euro	S$	-	Singapore Dollar
JY	-	Japanese Yen	SR	-	South African Rand
KW	-	South Korean Won	SV	-	Slovakian Koruna
MP	-	Mexican Peso	T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

16	Annual Report	December 31, 2005

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”), is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the

18	Annual Report	December 31, 2005

Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$7,668,504	$6,144,462	$351,877	$284,817

5. Security Transactions with Affiliated Portfolio

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the year ended December 31, 2005, the Portfolio below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$87,609	$0

6. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $		Notional Amount in JY		Notional Amount in BP	Premium
Balance at 12/31/2004	2,859	$7,800	JY	0	BP	0	$1,212
Sales	18,399	371,600		2,500,000		57,200	11,336
Closing Buys	(9,761)	(3,900)		0		0	(3,814)
Expirations	(4,346)	(15,900)		(2,500,000)		0	(1,056)
Exercised	(348)	0		0		0	(71)
Balance at 12/31/2005	6,803	$359,600	JY	0	BP	57,200	$7,607

7. Reorganization

The Acquiring Portfolio (“Total Return Portfolio”), as listed below, acquired the assets and certain liabilities of the Acquired Fund (“CIGNA TimesSquare VP Core Plus Bond Fund”), also listed below, in a tax-free exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders (shares and amounts in thousands):

Acquiring Portfolio	Acquired Fund	Date	Shares Issued by Acquiring Portfolio	Value of Shares Issued by Acquiring Portfolio	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Portfolio	Total net Assets of Acquiring Portfolio After Acquisition	Acquired Fund’s Unrealized Appreciation
Total Return Portfolio	TimesSquare VP Core Plus Bond Fund	April 22, 2005	8,435	$88,822	$88,822	$2,474,546	$2,563,368	$710

December 31, 2005	Annual Report	19

Notes to Financial Statements (Cont.)

December 31, 2005

8. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	4,171	$43,745	7,123	$74,797
Administrative Class	60,180	630,483	60,173	631,588

Issued in reorganization
Institutional Class	8,435	88,822	0	0
Administrative Class	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	683	7,097	214	2,251
Administrative Class	10,667	110,757	5,828	61,234

Cost of shares redeemed
Institutional Class	(5,309)	(55,888)	(8,573)	(89,784)
Administrative Class	(30,537)	(319,629)	(26,399)	(276,093)

Net increase resulting from Portfolio share transactions	48,290	$505,387	38,366	$403,993

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	5	95
Administrative Class	5	68	*

*One	of the shareholders, Allianz Life Insurance Co., is an indirect wholly owned subsidiary of AGI and a related party to the Portfolio.

9. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)
$ 18,554	$0	$(8,727)	$(4,027)	$(8,285)	$(4,774)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, forwards and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.

(4)	Capital losses realized during the period November 1, 2005 through December 31, 2005 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

20	Annual Report	December 31, 2005

As of December 31, 2005, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands):

Expiration of Accumulated Capital Losses
2012	2013
$438	$7,847

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)
$3,395,578	$17,114	$(25,074)	$(7,960)

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$115,689	$20,872	$0
12/31/04	56,043	21,000	0

(6) Includes short-term capital gains.

10. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

December 31, 2005	Annual Report	21

Notes to Financial Statements (Cont.)

December 31, 2005

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

22	Annual Report	December 31, 2005

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2005:

Total Return Portfolio	0.56%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio	0.56%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2005	Annual Report	23

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Total Return Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Total Return Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Administrative share class, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

24	Annual Report	December 31, 2005

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2005	Annual Report	25

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

26	Annual Report	December 31, 2005

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

December 31, 2005	Annual Report	27

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

28	Annual Report	December 31, 2005

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

December 31, 2005	Annual Report	29

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

TOTAL RETURN PORTFOLIO

INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, non-U.S. investment risk, emerging markets risk, currency risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in this index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Total Return Portfolio

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

             Total Return Portfolio     Lehman Brothers
               Institutional Class     Aggregate Bond Index
             ----------------------    --------------------
04/30/2000          $10,000                 $10,000
05/31/2000           10,047                   9,995
06/30/2000           10,233                  10,203
07/31/2000           10,316                  10,296
08/31/2000           10,472                  10,445
09/30/2000           10,503                  10,511
10/31/2000           10,567                  10,580
11/30/2000           10,759                  10,753
12/31/2000           10,914                  10,953
01/31/2001           11,011                  11,132
02/28/2001           11,141                  11,229
03/31/2001           11,221                  11,285
04/30/2001           11,111                  11,238
05/31/2001           11,164                  11,306
06/30/2001           11,202                  11,349
07/31/2001           11,560                  11,603
08/31/2001           11,694                  11,736
09/30/2001           11,814                  11,872
10/31/2001           12,042                  12,121
11/30/2001           11,899                  11,954
12/31/2001           11,845                  11,878
01/31/2002           11,995                  11,974
02/28/2002           12,129                  12,090
03/31/2002           11,946                  11,889
04/30/2002           12,167                  12,119
05/31/2002           12,244                  12,222
06/30/2002           12,248                  12,328
07/31/2002           12,278                  12,477
08/31/2002           12,506                  12,688
09/30/2002           12,617                  12,893
10/31/2002           12,573                  12,834
11/30/2002           12,667                  12,831
12/31/2002           12,938                  13,096
01/31/2003           12,993                  13,107
02/28/2003           13,179                  13,288
03/31/2003           13,178                  13,278
04/30/2003           13,321                  13,388
05/31/2003           13,551                  13,637
06/30/2003           13,529                  13,610
07/31/2003           13,057                  13,153
08/31/2003           13,192                  13,240
09/30/2003           13,532                  13,590
10/31/2003           13,437                  13,464
11/30/2003           13,465                  13,496
12/31/2003           13,611                  13,633
01/31/2004           13,713                  13,743
02/29/2004           13,863                  13,892
03/31/2004           13,979                  13,996
04/30/2004           13,672                  13,632
05/31/2004           13,613                  13,577
06/30/2004           13,674                  13,654
07/31/2004           13,819                  13,789
08/31/2004           14,081                  14,052
09/30/2004           14,102                  14,090
10/31/2004           14,247                  14,208
11/30/2004           14,179                  14,095
12/31/2004           14,298                  14,225
01/31/2005           14,352                  14,314
02/28/2005           14,294                  14,230
03/31/2005           14,258                  14,157
04/30/2005           14,464                  14,348
05/31/2005           14,620                  14,503
06/30/2005           14,693                  14,582
07/31/2005           14,587                  14,450
08/31/2005           14,771                  14,635
09/30/2005           14,629                  14,484
10/31/2005           14,480                  14,370
11/30/2005           14,532                  14,433
12/31/2005           14,670                  14,570

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

U.S. Government Agencies	60.8%
Short-Term Instruments	27.0%
Corporate Bonds & Notes	3.6%
Mortgage-Backed Securities	3.4%
Sovereign Issues	2.1%
Other	3.1%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (04/10/00)*
	Total Return Portfolio Institutional Class	2.60%	6.09%	6.70%
- - - - - - -	Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.71%
	All Portfolio returns are net of fees and expenses. * The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$998.40	$1,022.68
Expenses Paid During Period†	$2.52	$2.55

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Portfolio’s Institutional Class shares performed in-line with the Lehman Brothers Aggregate Bond Index for the year ended December 31, 2005, returning 2.60% versus 2.43% for the index.

•	The Portfolio’s tactical duration management in the first half of the period more than offset the negative impact of above-benchmark duration in the latter half, as yields increased in the latter half of the year.

•	A bias towards a steepening yield curve detracted from performance as the yield curve flattened. The Federal Reserve continued with its tightening policy, sending short-term rates higher, while longer-maturity yields declined on strong demand.

•	Substituting real return bonds for nominal Treasuries added to performance, as inflation expectations increased over the period, causing Treasury Inflation-Protected Securities to outperform conventional, non-inflation linked Treasuries.

•	An allocation to non-U.S. government securities added to returns as U.S. rates rose more than in other developed countries, as economic growth was generally slower abroad.

•	Coupon and security selection more than offset the negative impact of a mortgage overweight; mortgages lagged Treasuries on a like-duration basis.

•	An underweight to corporate securities contributed to returns as this sector lagged like-duration Treasuries.

•	Emerging market bonds added to performance, as strong demand for their attractive yields and improving credit fundamentals caused yield premiums to decline.

•	A tactical allocation to municipal bonds was positive for performance as the municipal market outperformed Treasuries.

4	Annual Report	December 31, 2005

Financial Highlights

Total Return Portfolio (Institutional Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003	12/31/2002	12/31/2001

Net asset value beginning of year	$10.51	$10.36	$10.23	$9.89	$9.77
Net investment income (a)	0.39	0.20	0.27	0.43	0.50
Net realized/unrealized gain on investments (a)	(0.12)	0.31	0.25	0.47	0.31
Total income from investment operations	0.27	0.51	0.52	0.90	0.81
Dividends from net investment income	(0.37)	(0.21)	(0.31)	(0.43)	(0.50)
Distributions from net realized capital gains	(0.17)	(0.15)	(0.08)	(0.13)	(0.19)
Total distributions	(0.54)	(0.36)	(0.39)	(0.56)	(0.69)
Net asset value end of year	$10.24	$10.51	$10.36	$10.23	$9.89
Total return	2.60%	5.05%	5.20%	9.23%	8.53%
Net assets end of year (000s)	$143,720	$63,646	$75,540	$46,548	$35,231
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.69%	1.92%	2.60%	4.23%	5.00%
Portfolio turnover rate	344%	373%	193%	222%	217%

(a)	Per share amounts based on average number of shares outstanding during the period.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Total Return Portfolio

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$3,387,618
Cash	177
Foreign currency, at value	3,758
Receivable for investments sold	308,265
Receivable for investments sold on delayed-delivery basis	3,642
Unrealized appreciation on forward foreign currency contracts	316
Receivable for Portfolio shares sold	3,361
Interest and dividends receivable	11,578
Variation margin receivable	92
Swap premiums paid	424
Unrealized appreciation on swap agreements	1,150
3,720,381

Liabilities:

Payable for investments purchased	$608,484
Payable for investments purchased on delayed-delivery basis	3,639
Unrealized depreciation on forward foreign currency contracts	1,652
Payable for short sales	238,389
Written options outstanding	6,302
Payable for Portfolio shares redeemed	7,122
Dividends payable	1,455
Accrued investment advisory fee	636
Accrued administration fee	636
Accrued servicing fee	329
Variation margin payable	771
Swap premiums received	1,302
Unrealized depreciation on swap agreements	1,561
872,278

Net Assets	$2,848,103

Net Assets Consist of:

Paid in capital	$2,855,362
Undistributed net investment income	15,877
Accumulated undistributed net realized (loss)	(16,369)
Net unrealized (depreciation)	(6,767)
$2,848,103

Net Assets:

Institutional Class	$143,720
Administrative Class	2,704,383

Shares Issued and Outstanding:

Institutional Class	14,033
Administrative Class	264,048

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.24
Administrative Class	10.24

Cost of Investments Owned	$3,395,479
Cost of Foreign Currency Held	$3,744
Proceeds Received on Short Sales	$237,207
Premiums Received on Written Options	$7,607

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Total Return Portfolio

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest, net of foreign taxes	$106,224
Dividends	645
Miscellaneous income	32
Total Income	106,901

Expenses:

Investment advisory fees	6,621
Administration fees	6,621
Distribution and/or servicing fees - Administrative Class	3,779
Trustees’ fees	56
Total Expenses	17,077

Net Investment Income	89,824

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	3,090
Net realized (loss) on futures contracts, options and swaps	(1,268)
Net realized gain on foreign currency transactions	1,708
Net change in unrealized (depreciation) on investments	(23,819)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(2,640)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(3,943)
Net (Loss)	(26,872)

Net Increase in Net Assets Resulting from Operations	$62,952

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Total Return Portfolio

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$89,824	$39,774
Net realized gain	3,530	77,068
Net change in unrealized (depreciation)	(30,402)	(11,343)
Net increase resulting from operations	62,952	105,499

Distributions to Shareholders:

From net investment income
Institutional Class	(4,842)	(1,315)
Administrative Class	(86,714)	(40,727)

From net realized capital gains
Institutional Class	(2,255)	(936)
Administrative Class	(42,750)	(34,065)

Total Distributions	(136,561)	(77,043)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	43,745	74,797
Administrative Class	630,483	631,588

Issued in reorganization
Institutional Class	88,822	0
Administrative Class	0	0

Issued as reinvestment of distributions
Institutional Class	7,097	2,251
Administrative Class	110,757	61,234

Cost of shares redeemed
Institutional Class	(55,888)	(89,784)
Administrative Class	(319,629)	(276,093)
Net increase resulting from Portfolio share transactions	505,387	403,993

Total Increase in Net Assets	431,778	432,449

Net Assets:

Beginning of period	2,416,325	1,983,876
End of period*	$2,848,103	$2,416,325

*Including undistributed net investment income of:	$15,877	$31,409

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Total Return Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 4.2%

Banking & Finance 2.2%
American General Finance Corp.
4.000% due 03/23/2007 (a)	$1,600	$1,601
American International Group, Inc.
5.050% due 10/01/2015	1,300	1,278
Atlantic & Western Re Ltd.
10.519% due 01/09/2007 (a)	600	600
China Development Bank
5.000% due 10/15/2015	900	889
Citigroup, Inc.
4.559% due 12/26/2008 (a)	8,200	8,204
Export-Import Bank of China
4.875% due 07/21/2015	900	876
Export-Import Bank of Korea
4.125% due 02/10/2009	140	136
Financing Corp.
0.000% due 04/15/2019- 09/26/2019 (d)	1,670	870
Ford Motor Credit Co.
5.450% due 03/21/2007 (a)	900	857
General Motors Acceptance Corp.
5.070% due 04/13/2006 (a)	19,900	19,626
HBOS Treasury Services PLC
5.920% due 09/29/2049 (a)	1,100	1,076
HSBC Bank USA
4.570% due 09/21/2007 (a)	14,500	14,532
Petroleum Export Ltd.
5.265% due 06/15/2011	1,000	992
Phoenix Quake Wind Ltd.
6.504% due 07/03/2008 (a)	800	816
6.504% due 07/03/2008 (a)	800	814
7.554% due 07/03/2008 (a)	400	346
Premium Asset Trust
4.832% due 09/08/2007 (a)	100	95
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	668
Residential Reinsurance Ltd.
9.360% due 06/08/2006 (a)	8,100	7,780
Resona Bank Ltd.
5.850% due 09/29/2049 (a)	1,700	1,696
UFJ Finance Aruba AEC
6.750% due 07/15/2013	1,100	1,203
Vita Capital Ltd.
5.404% due 01/01/2007 (a)	500	501

		65,456

Industrials 1.4%
DaimlerChrysler N.A. Holding Corp.
4.990% due 05/24/2006 (a)	6,050	6,058
5.300% due 08/08/2006 (a)	900	904
El Paso Corp.
6.750% due 05/15/2009	6,000	5,985
7.875% due 06/15/2012	6,600	6,831
7.800% due 08/01/2031	1,500	1,504
HJ Heinz Co.
6.428% due 12/01/2008 (a)	1,100	1,131
Pemex Project Funding Master Trust
8.000% due 11/15/2011	100	112
8.625% due 02/01/2022	1,200	1,482
9.500% due 09/15/2027	55	74
United Airlines, Inc.
8.030% due 07/01/2011	465	340
6.071% due 03/01/2013	6,558	6,428
4.090% due 03/02/2049 (a)	1,354	1,354
Williams Cos., Inc.
6.375% due 10/01/2010	7,000	7,026

		39,229

Utilities 0.6%
Entergy Gulf States, Inc.
6.000% due 12/01/2012	6,500	6,406
5.700% due 06/01/2015	8,300	8,138

Korea Electric Power Corp.
5.125% due 04/23/2034	$90	$89
Morgan Stanley Bank AG
9.625% due 03/01/2013	100	121
Ras Laffan Liquefied Natural Gas Co., Ltd.
5.838% due 09/30/2027	2,600	2,616
TPSA Finance BV
7.750% due 12/10/2008	120	129

		17,499

Total Corporate Bonds & Notes		122,184
(Cost $119,739)

MUNICIPAL BONDS & NOTES 1.6%

Badger, Wisconsin Tobacco Asset Securitization Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,878

California State Tobacco Securitization Agency Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	2,900	3,157

California State University Revenue Bonds, (FSA Insured), Series 2004
5.000% due 11/01/2034	5,000	5,228

Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2005
6.220% due 01/01/2035 (a)	5,000	5,359

Durham County, North Carolina General Obligation Bonds, Series 2002
5.000% due 04/01/2017	5,465	5,848

Iowa, Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,200	1,207

Liberty, New York Development Corp. Revenue Bonds, Series 2005
8.220% due 10/01/2035 (a)	367	517

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2037	1,530	1,586

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
4.375% due 06/01/2019	3,680	3,677
6.750% due 06/01/2039	5,450	6,084

New York State Environmental Facilities Corporate Revenue Bonds, Series 2002
6.420% due 06/15/2023 (a)	850	951

New York, New York General Obligation Bonds, Series 2005
6.140% due 03/01/2030 (a)	750	800

Salt River Project, Arizona Agricultural Improvement & Power District Revenue Bonds, Series 2005
13.980% due 01/01/2035 (a)	95	100

South San Antonio, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2004
5.000% due 08/15/2029	3,150	3,271

State of Texas Highway Improvement General Obligation Bonds, Series 2005
4.750% due 04/01/2035 (a)	1,800	1,824

University of Texas Financing Refunding Systems Revenue Bonds, Series 2003-B
5.000% due 08/15/2033	$1,200	$1,243

Total Municipal Bonds & Notes		44,730
(Cost $42,780)

U.S. GOVERNMENT AGENCIES 72.3%
Fannie Mae
2.500% due 06/15/2008	2,480	2,355
3.799% due 09/22/2006 (a)	10,300	10,300
4.000% due 10/01/2018	502	480
4.204% due 11/28/2035 (a)	1,351	1,351
4.491% due 11/01/2035 (a)	397	400
4.500% due 07/01/2019- 04/01/2035 (d)	2,297	2,196
4.542% due 10/01/2032 (a)	2,006	2,025
4.563% due 09/01/2040 (a)	126	128
4.712% due 04/01/2035 (a)	3,764	3,722
4.729% due 03/25/2044 (a)	9,930	9,936
4.752% due 04/01/2035 (a)	5,459	5,402
5.000% due 01/01/2018- 02/13/2036 (d)	677,846	658,383
5.275% due 12/01/2036 (a)	3,378	3,391
5.393% due 09/01/2034 (a)	3,514	3,527
5.500% due 04/01/2014- 01/12/2036 (d)	1,263,374	1,252,452
5.502% due 09/01/2039 (a)	146	149
5.731% due 11/01/2025 (a)	3	3
6.000% due 04/01/2016- 05/01/2034 (d)	11,534	11,771
6.500% due 06/01/2029- 11/01/2034 (d)	1,323	1,360
7.000% due 04/25/2023- 06/01/2032 (d)	4,828	5,028
Federal Home Loan Bank
4.200% due 02/05/2007 (a)	2,000	1,849
Federal Housing Administration
7.430% due 01/25/2023	175	177
Freddie Mac
2.614% due 07/15/2011	344	341
4.363% due 02/25/2045 (a)	1,766	1,778
4.500% due 04/01/2018- 10/01/2018 (d)	2,839	2,770
4.819% due 11/15/2030 (a)	49	49
4.869% due 09/15/2030 (a)	43	43
5.000% due 04/01/2018- 09/01/2035 (d)	10,484	10,317
5.500% due 04/01/2033- 01/12/2036 (d)	38,134	37,793
5.526% due 07/01/2027 (a)	4	4
5.638% due 07/01/2030 (a)	3	3
5.804% due 01/01/2028 (a)	4	4
6.000% due 07/01/2016- 11/01/2033 (d)	7,807	7,914
6.500% due 03/01/2013- 03/01/2034 (d)	1,307	1,345
7.000% due 06/15/2023	2,561	2,651
7.500% due 07/15/2030- 03/01/2032 (d)	406	426
8.500% due 08/01/2024	21	23
Government National Mortgage Association
3.750% due 02/20/2032 (a)	1,682	1,671
4.125% due 10/20/2029- 11/20/2029 (a)(d)	516	521
4.375% due 04/20/2026- 05/20/2030 (a)(d)	188	189
4.500% due 07/20/2030 (a)	27	27
4.770% due 06/20/2030 (a)	3	3
4.870% due 09/20/2030 (a)	40	41
5.500% due 04/15/2033- 09/15/2033 (d)	750	756
6.500% due 03/15/2031- 04/15/2032 (d)	386	404

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Total Return Portfolio

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Small Business Administration
5.130% due 09/01/2023	$89	$89
6.030% due 02/10/2012	8,541	8,823
6.290% due 01/01/2021	259	271
6.344% due 08/01/2011	1,229	1,279
7.449% due 08/01/2010	22	24
7.500% due 04/01/2017	1,563	1,650
8.017% due 02/10/2010	133	142

Total U.S. Government Agencies		2,057,736
(Cost $2,073,649)

U.S. TREASURY OBLIGATIONS 0.6%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	503	507
2.375% due 01/15/2025	10,990	11,554
3.625% due 04/15/2028	2,463	3,178
U.S. Treasury Bond
6.250% due 08/15/2023	1,100	1,314

Total U.S. Treasury Obligations		16,553
(Cost $16,622)

MORTGAGE-BACKED SECURITIES 4.1%

American Home Mortgage Investment Trust
4.390% due 02/25/2045 (a)	5,718	5,603
Banc of America Commercial Mortgage, Inc.
4.875% due 06/10/2039	590	586
4.128% due 07/10/2042	395	384
Banc of America Funding Corp.
4.118% due 05/25/2035 (a)	6,090	6,027
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	2,105	2,151
5.550% due 10/20/2032 (a)	311	311
6.500% due 09/25/2033	726	729
Bear Stearns Adjustable Rate Mortgage Trust
4.696% due 11/25/2030 (a)	15	15
5.345% due 01/25/2033 (a)	612	611
5.632% due 01/25/2033 (a)	344	344
5.081% due 03/25/2033 (a)	1,705	1,692
4.854% due 01/25/2034 (a)	4,249	4,212
4.799% due 11/25/2035 (a)	26,687	26,439
Bear Stearns Alt-A Trust
5.448% due 05/25/2035 (a)	10,335	10,370
5.448% due 05/25/2035	331	331
Countrywide Alternative Loan Trust
4.673% due 08/25/2034	513	511
Countrywide Home Loan Mortgage Pass-Through Trust
4.307% due 05/25/2034 (a)	2,093	2,091
5.250% due 02/20/2036 (a)	2,584	2,568
CS First Boston Mortgage Securities Corp.
6.037% due 04/25/2032 (a)	24	24
6.257% due 06/25/2032 (a)	311	311
5.672% due 10/25/2032 (a)	212	212
First Nationwide Trust
6.750% due 08/21/2031	132	133
Greenwich Capital Commercial Funding Corp.
5.317% due 06/10/2036	915	924
GS Mortgage Securities Corp. II
5.396% due 08/10/2038	905	919
GSR Mortgage Loan Trust
4.541% due 09/25/2035 (a)	26,522	26,104
Impac CMB Trust
4.629% due 04/25/2034 (a)	2,940	2,939
Indymac Adjustable Rate Mortgage Trust
6.648% due 01/25/2032 (a)	16	16
Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	515	505
Morgan Stanley Capital I
4.050% due 01/13/2041	530	511
Prime Mortgage Trust
4.779% due 02/25/2019 (a)	397	397
4.779% due 02/25/2034 (a)	1,633	1,635

Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	$1,911	$1,939
SACO I, Inc.
4.569% due 07/25/2019 (a)	1,168	1,169
Structured Asset Mortgage Investments, Inc.
4.700% due 09/19/2032 (a)	511	512
Structured Asset Securities Corp.
4.829% due 06/25/2017 (a)	20	20
6.103% due 02/25/2032 (a)	39	39
6.150% due 07/25/2032 (a)	112	115
4.669% due 01/25/2033 (a)	73	73
Superannuation Members Home Loans Global Fund
4.746% due 06/15/2026 (a)	33	33
Torrens Trust
4.629% due 07/15/2031 (a)	467	468
Washington Mutual Mortgage Securities Corp.
5.126% due 10/25/2032 (a)	512	511
4.563% due 08/25/2042 (a)	8,352	8,312
Washington Mutual, Inc.
4.669% due 10/25/2045 (a)	3,425	3,427

Total Mortgage-Backed Securities		116,223
(Cost $117,084)

ASSET-BACKED SECURITIES 0.7%

AAA Trust
4.291% due 11/26/2035 (a)	5,832	5,839
Aames Mortgage Investment Trust
4.459% due 08/25/2035 (a)	279	280
Amortizing Residential Collateral Trust
4.649% due 06/25/2032 (a)	698	699
Carrington Mortgage Loan Trust
4.459% due 06/25/2035 (a)	1,827	1,828
Citifinancial Mortgage Securities, Inc.
3.082% due 08/25/2033	54	54
3.221% due 10/25/2033	87	86
Colonial Advisory Services CBO I Ltd.
4.420% due 06/20/2008 (a)	181	181
Conseco Finance Securitizations Corp.
4.739% due 12/15/2029 (a)	142	142
Countrywide Asset-Backed Certificates
3.323% due 05/25/2022	90	90
Credit-Based Asset Servicing & Securitization LLC
4.287% due 09/25/2033 (a)	887	889
EMC Mortgage Loan Trust
4.749% due 05/25/2040 (a)	1,027	1,031
GRMT II LLC
4.620% due 06/20/2032 (a)	15	15
GSAMP Trust
4.569% due 10/25/2033 (a)	2,680	2,683
HFC Home Equity Loan Asset-Backed Certificates
4.720% due 10/20/2032 (a)	2,660	2,663
Household Mortgage Loan Trust
4.670% due 05/20/2032 (a)	242	242
Irwin Home Equity Loan Trust
4.754% due 06/25/2021 (a)	5	5
Morgan Stanley Dean Witter Capital I, Inc.
4.709% due 07/25/2032 (a)	14	14
Residential Asset Mortgage Products, Inc.
3.810% due 01/25/2026	198	197
4.450% due 07/25/2028	1,145	1,139
4.230% due 05/25/2029	165	164
4.003% due 01/25/2030	265	264
Structured Asset Securities Corp.
4.370% due 10/25/2034	525	521

Total Asset-Backed Securities		19,026
(Cost $19,019)

SOVEREIGN ISSUES 2.4%

Brazilian Government International Bond
5.188% due 04/15/2006 (a)	432	432
5.250% due 04/15/2009 (a)	453	451

10.271% due 06/29/2009 (a)		$100	$116
9.250% due 10/22/2010		85	95
11.000% due 01/11/2012		300	367
5.250% due 04/15/2012 (a)		5,888	5,829
10.500% due 07/14/2014		2,340	2,874
8.000% due 01/15/2018		19,200	20,765
8.875% due 04/15/2024		90	101
Mexico Government International Bond
8.375% due 01/14/2011		300	343
6.375% due 01/16/2013		930	990
11.375% due 09/15/2016		900	1,325
8.125% due 12/30/2019		4,200	5,166
Panama Government International Bond
9.625% due 02/08/2011		480	563
9.375% due 01/16/2023		330	415
8.875% due 09/30/2027		5,200	6,214
Peru Government International Bond
9.125% due 02/21/2012		1,400	1,607
9.875% due 02/06/2015		5,100	6,146
Province of Quebec Canada
5.500% due 04/11/2006		630	632
Russia Government International Bond
5.000% due 03/31/2030 (a)		12,500	14,142
5.000% due 03/31/2030 (a)		545	616
South Africa Government International Bond
9.125% due 05/19/2009		500	562

Total Sovereign Issues			69,751
(Cost $63,699)

FOREIGN CURRENCY-DENOMINATED ISSUES (k) 0.3%

Canadian Government Bond
3.000% due 12/01/2036 (c)	C$	1,154	1,367
France Government International Bond
5.000% due 01/12/2006	EC	1,530	1,812
United Kingdom Gilt
4.750% due 06/07/2010	BP	2,700	4,753
4.750% due 09/07/2015		1,000	1,809

Total Foreign Currency-Denominated Issues			9,741
(Cost $9,852)

PURCHASED CALL OPTIONS (k) 0.1%
	Notional Amount (000S)

1-Year Interest Rate Swap (OTC)
Strike @ 4.800%* Exp. 02/01/2006		$35,700	10
2-Year Interest Rate Swap (OTC)
Strike @ 4.500%* Exp. 04/04/2006		32,000	18
Strike @ 4.500%* Exp. 04/06/2006		43,500	25
Strike @ 4.750%* Exp. 05/02/2006		105,000	236
Strike @ 4.750%* Exp. 08/07/2006		123,000	456
Strike @ 4.750%* Exp. 08/08/2006		37,000	138
Strike @ 4.500%* Exp. 10/04/2006		45,000	110
Strike @ 4.500%* Exp. 10/04/2006		33,500	87
Strike @ 4.250%* Exp. 10/11/2006		50,000	71
Strike @ 4.250%* Exp. 10/12/2006		49,000	70
Strike @ 4.500%* Exp. 10/18/2006		94,000	261
Strike @ 4.250%* Exp. 10/19/2006		16,000	24

10	Annual Report	December 31, 2005	See accompanying notes

Notional
Amount	Value
(000s)	(000s)

Strike @ 4.250%* Exp. 10/24/2006	$ 28,000	$43
Strike @ 4.250%* Exp. 10/25/2006	66,000	102
Strike @ 4.800%* Exp. 12/22/2006	83,000	493
Strike @ 4.650%*** Exp. 06/12/2006	BP 12,700	101
30-Year Interest Rate Swap (OTC)
Strike @ 4.500%* Exp. 06/02/2006	$ 2,000	9

U.S. Dollar versus Japanese Yen (OTC)
Strike @ JY120.70 Exp. 12/11/2006	5,000	46
	# of Contracts
90-Day Eurodollar March Futures (CME)
Strike @ $95.25 Exp. 03/13/2006	370	53

Total Purchased Call Options		2,353
(Cost $3,299)

PURCHASED PUT OPTIONS 0.0%

90-Day Eurodollar June Futures (CME)
Strike @ $94.00 Exp. 06/19/2006	400	3
Strike @ $94.50 Exp. 06/19/2006	190	2
90-Day Eurodollar September Futures (CME)
Strike @ $92.50 Exp. 09/18/2006	675	4
90-Day Eurodollar December Futures (CME)
Strike @ $91.75 Exp. 12/18/2006	764	5
Strike @ $92.00 Exp. 12/18/2006	2,995	19
Strike @ $92.25 Exp. 12/18/2006	400	2

Total Purchased Put Options		35
(Cost $55)

PREFERRED SECURITY 0.5%
	Shares
DG Funding Trust
3.360% due 12/29/2049 (a)	1,239	13,203

Total Preferred Security		13,203
(Cost $13,056)

PREFERRED STOCK 0.0%

Fannie Mae
7.000% due 12/31/2049 (a)	$32,500	$1,779

Total Preferred Stock		1,779
(Cost $1,627)

SHORT-TERM INSTRUMENTS (k) 32.1%
	Principal Amounts (000s)
Commercial Paper 22.1%
Bank of Ireland
3.960% due 01/27/2006	13,200	13,165
3.970% due 01/27/2006	60,000	59,841
Barclays U.S. Funding Corp.
4.055% due 02/06/2006	500	498
Cox Communications, Inc.
3.688% due 01/17/2006	3,500	3,500
Danske Corp.
3.800% due 01/17/2006	1,700	1,697
Federal Home Loan Bank
3.350% due 01/03/2006	127,400	127,400
Fortis Funding LLC
3.965% due 01/30/2006	49,200	49,054
HBOS Treasury Services PLC
3.970% due 01/30/2006	50,000	49,851
Nissan Motors Acceptance Corp.
4.430% due 01/23/2006	2,900	2,893
Rabobank USA Financial Corp.
4.290% due 01/03/2006	78,500	78,500
Skandinaviska Enskilda Banken AB
4.070% due 01/19/2006	72,100	71,970
4.210% due 02/09/2006	600	597
UBS Finance Delaware LLC
4.190% due 01/03/2006	7,100	7,100
4.300% due 01/03/2006	78,500	78,500
Westpac Banking Corp.
4.190% due 02/06/2006	75,600	75,301
4.315% due 03/01/2006	9,200	9,137

		629,004

Repurchase Agreements 1.3%
Lehman Brothers, Inc.
3.400% due 01/03/2006	31,400	31,400
(Dated 12/30/2005. Collateralized by Treasury Inflation Protected Securities 3.500% due 01/15/2011 valued at $32,115. Repurchase proceeds are $31,412.)

State Street Bank
3.900% due 01/03/2006		$5,657	$5,657
(Dated 12/30/2005. Collateralized by Fannie Mae 3.125% due 07/15/2006 valued at $5,775. Repurchase proceeds are $5,659.)

			37,057

French Treasury Bills 5.4%
2.254% due 01/05/2006-05/24/2006 (d)	EC	131,420	$154,724

German Treasury Bill 0.6%
2.014% due 01/18/2006		15,400	18,217

Dutch Treasury Bill 1.8%
2.283% due 02/28/2006		43,140	50,892

U.S. Treasury Bills 0.9%
3.853% due 03/02/2006-03/16/2006 (d)(f)(g)		$24,615	24,410

Total Short-Term Instruments			914,304
(Cost $914,998)

Total Investments (e) 118.9%			$3,387,618
(Cost $3,395,479)
Written Options (i) (0.2%)			(6,302)
(Premiums $7,607)
Other Assets and Liabilities (Net) (18.7%)			(533,213)

Net Assets 100.0%			$2,848,103

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Security is in default.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) As of December 31, 2005, portfolio securities with an aggregate market value of $14,324 were valued with reference to securities whose prices are more readily obtainable.

(f) Securities with an aggregate market value of $3,719 have been pledged as collateral for swap and swaption contracts on December 31, 2005.

(g) Securities with an aggregate market value of $16,239 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures	Long	09/2006	317	$(265)
90-Day Eurodollar Futures	Long	12/2006	3,420	496
90-Day Eurodollar Futures	Long	03/2007	2,601	25
90-Day Eurodollar Futures	Long	06/2007	1,410	(37)
90-Day Eurodollar Futures	Long	09/2007	771	46
Euro-Bobl 5-Year Note Futures	Short	03/2006	729	102
U.S. Treasury 5-Year Note Futures	Long	03/2006	1,001	198
U.S. Treasury 10-Year Note Futures	Long	03/2006	641	553
U.S. Treasury 30-Year Bond Futures	Long	03/2006	1,041	1,578
United Kingdom 90-Day LIBOR Sterling Interest Rate Futures Put Options Strike @ BP 95.500	Short	12/2006	94	(7)

				$2,689

See accompanying notes	December 31, 2005	Annual Report	11

Schedule of Investments (Cont.)

Total Return Portfolio

December 31, 2005

(h) Swap agreements outstanding on December 31, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	6-month BP-LIBOR	Pay	5.000%	06/15/2007	BP	32,400	$(46)
Barclays Bank PLC	6-month BP-LIBOR	Pay	5.000%	06/16/2011		1,800	54
Barclays Bank PLC	6-month BP-LIBOR	Receive	4.000%	12/15/2035		2,900	(26)
Lehman Brothers, Inc.	6-month BP-LIBOR	Pay	4.500%	09/20/2009		17,500	(12)
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Receive	4.000%	12/15/2035		2,200	(15)
Barclays Bank PLC	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.103%	10/15/2010	EC	1,400	8
BNP Paribas Bank	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.090%	10/15/2010		10,200	49
UBS Warburg LLC	5-year French CPI Ex Tobacco Daily Reference Index	Pay	2.146%	10/15/2010		1,900	15
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012	JY	387,100	(66)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012		130,000	(43)
Morgan Stanley Dean Witter & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012		1,050,000	(273)
UBS Warburg LLC	6-month JY-LIBOR	Receive	2.000%	06/15/2012		1,625,000	(531)
Barclays Bank PLC	3-month USD-LIBOR	Pay	5.000%	06/21/2008		$64,200	120
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2011		11,000	52
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.000%	06/21/2016		26,800	356
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.000%	12/15/2035		5,900	112
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	5.000%	06/21/2011		23,900	117
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	5.000%	06/21/2016		6,300	84
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	5.000%	12/15/2035		6,500	121
UBS Warburg LLC	3-month USD-LIBOR	Pay	5.000%	06/21/2008		9,800	19

							$95

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection+	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	3.100%	06/20/2006	$4,600	$(36)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	1.300%	09/20/2006	1,800	(47)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	06/20/2007	200	(1)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.320%	09/20/2007	2,100	(97)
Citibank N.A.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	1.700%	09/20/2006	2,600	(67)
Goldman Sachs & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	2.400%	09/20/2007	4,200	(189)
HSBC Bank USA	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	5.000%	06/20/2006	1,700	0
J.P. Morgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	06/20/2007	400	3
J.P. Morgan Chase & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.700%	06/20/2007	1,800	11
Morgan Stanley Dean Witter & Co.	Russia Government International Bond, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.580%	06/20/2006	1,900	3
Morgan Stanley Dean Witter & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	5.200%	12/20/2006	9,300	26
UBS Warburg LLC	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	3.200%	06/20/2006	9,600	(71)
UBS Warburg LLC	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	12/20/2006	10,700	(4)
UBS Warburg LLC	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	3.350%	06/20/2007	1,500	(36)
Wachovia Bank N.A.	Dow Jones CDX N.A. HV5 Index	Buy	(0.850%)	12/20/2010	5,000	(1)

						$(506)

+   If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

12	Annual Report	December 31, 2005	See accompanying notes

(i) Written options outstanding on December 31, 2005:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures		$111.00		02/24/2006	1,133	$321	$283
Call - CME Eurodollar 1-Year Mid-Curve March Futures		95.50		03/10/2006	370	82	58
Call - CME Eurodollar September Futures		95.50		09/18/2006	112	31	25
Put - CBOT U.S. Treasury 10-Year Note March Futures		107.00		02/24/2006	1,146	432	179
Put - CME Eurodollar March Futures		95.25		03/19/2007	116	108	96
Put - CME Eurodollar September Futures		95.00		09/18/2006	209	109	69
Put - CME Eurodollar September Futures		95.25		09/18/2006	448	347	289
Put - CME Eurodollar September Futures		95.50		09/18/2006	112	131	118
Put - CME Eurodollar December Futures		95.00		12/18/2006	85	41	37
Put - CME Eurodollar December Futures		95.25		12/18/2006	2,775	2,247	2,047
Put - CME Eurodollar December Futures		95.50		12/18/2006	297	332	331

						$4,181	$3,532

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Barclays Bank PLC	4.310	%*	10/19/2006	$7,000	$49	$30
Call - OTC 5-Year Interest Rate Swap	Citibank N.A.	4.540	%*	10/04/2006	14,100	166	97
Call - OTC 5-Year Interest Rate Swap	Citibank N.A.	4.850	%*	12/22/2006	36,000	473	520
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.540	%*	04/06/2006	18,600	141	37
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.780	%*	05/02/2006	45,000	286	281
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.780	%*	08/07/2006	53,000	434	503
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.300	%*	10/11/2006	22,000	164	88
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.560	%*	10/18/2006	40,000	394	299
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.320	%*	10/25/2006	28,000	198	125
Call - OTC 5-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.300	%*	10/12/2006	21,000	152	84
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	4.540	%*	04/04/2006	14,000	104	27
Call - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.780	%*	08/08/2006	16,000	151	152
Call - OTC 5-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.540	%*	10/04/2006	20,000	239	137
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	4.810	%*	02/01/2006	7,900	16	19
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	4.310	%*	10/24/2006	12,000	88	52
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%*	06/02/2006	5,000	60	2
Put - OTC 1-Year Interest Rate Swap	HSBC Bank USA	4.500	%**	12/20/2006	BP 53,900	262	233
Call - OTC 7-Year Interest Rate Swap	Goldman Sachs & Co.	4.650	%***	06/12/2006	3,300	49	84

						$3,426	$2,770

* The Portfolio will receive a floating rate based on 3-month USD-LIBOR.
** The Portfolio will pay a floating rate based on 6-month BP-LIBOR.
***The Portfolio will receive a floating rate based on 6-month BP-LIBOR.

(j) Short sales open on December 31, 2005 were as follows:
Type		Coupon		Maturity Date	Principal Amount	Proceeds	Value
Fannie Mae		5.000%		01/12/2036	$246,000	$237,207	$238,389

See accompanying notes	December 31, 2005	Annual Report	13

Schedule of Investments (Cont.)

Total Return Portfolio

June 30, 2005

(k) Forward foreign currency contracts outstanding on December 31, 2005:
Type	Principal Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BP	2,665	01/2006	$0	$(28)	$(28)
Sell		1,452	01/2006	0	(5)	(5)
Buy	BR	1,620	02/2006	0	(38)	(38)
Sell	C$	1,102	01/2006	0	(22)	(22)
Buy	CP	1,021,525	02/2006	79	0	79
Buy	EC	36,209	01/2006	37	(15)	22
Sell		201,594	01/2006	0	(1,316)	(1,316)
Buy	JY	3,632,329	01/2006	19	(3)	16
Sell		805,309	01/2006	0	(111)	(111)
Buy	KW	955,900	01/2006	9	0	9
Buy		1,495,226	02/2006	32	0	32
Buy		590,000	03/2006	8	0	8
Buy	MP	13,341	02/2006	24	(3)	21
Buy		5,611	03/2006	17	0	17
Buy	PN	3,357	02/2006	0	(30)	(30)
Buy		1,748	03/2006	0	(20)	(20)
Buy	PZ	2,840	02/2006	23	0	23
Buy		1,414	03/2006	0	(2)	(2)
Buy	RP	18,373	02/2006	10	0	10
Buy		34,037	03/2006	0	(18)	(18)
Buy	RR	12,595	01/2006	1	0	1
Buy		33,635	02/2006	4	(4)	0
Buy		15,287	03/2006	0	(9)	(9)
Buy	S$	746	01/2006	0	(5)	(5)
Buy		1,981	02/2006	13	(2)	11
Buy		854	03/2006	2	0	2
Buy	SR	962	02/2006	6	0	6
Buy	SV	54,942	03/2006	20	(9)	11
Buy	T$	29,253	02/2006	9	(12)	(3)
Buy		16,653	03/2006	3	0	3

				$316	$(1,652)	$(1,336)

14	Annual Report	December 31, 2005	See accompanying notes

Notes to Financial Statements

December 31, 2005

1. Organization

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound	PN	-	Peruvian New Sol
BR	-	Brazilian Real	PZ	-	Polish Zloty
C$	-	Canadian Dollar	RP	-	Indian Rupee
CP	-	Chilean Peso	RR	-	Russian Ruble
EC	-	Euro	S$	-	Singapore Dollar
JY	-	Japanese Yen	SR	-	South African Rand
KW	-	South Korean Won	SV	-	Slovakian Koruna
MP	-	Mexican Peso	T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

16	Annual Report	December 31, 2005

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market

December 31, 2005	Annual Report	17

Notes to Financial Statements (Cont.)

December 31, 2005

for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”), is an indirect wholly-owned subsidiary of AGI and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the

18	Annual Report	December 31, 2005

Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$7,668,504	$6,144,462	$351,877	$284,817

5. Security Transactions with Affiliated Portfolio

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the year ended December 31, 2005, the Portfolio below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$87,609	$0

6. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $		Notional Amount in JY		Notional Amount in BP	Premium
Balance at 12/31/2004	2,859	$7,800	JY	0	BP	0	$1,212
Sales	18,399	371,600		2,500,000		57,200	11,336
Closing Buys	(9,761)	(3,900)		0		0	(3,814)
Expirations	(4,346)	(15,900)		(2,500,000)		0	(1,056)
Exercised	(348)	0		0		0	(71)
Balance at 12/31/2005	6,803	$359,600	JY	0	BP	57,200	$7,607

7. Reorganization

The Acquiring Portfolio (“Total Return Portfolio”), as listed below, acquired the assets and certain liabilities of the Acquired Fund (“CIGNA TimesSquare VP Core Plus Bond Fund”), also listed below, in a tax-free exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders (shares and amounts in thousands):

Acquiring Portfolio	Acquired Fund	Date	Shares Issued by Acquiring Portfolio	Value of Shares Issued by Acquiring Portfolio	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Portfolio	Total net Assets of Acquiring Portfolio After Acquisition	Acquired Fund’s Unrealized Appreciation
Total Return Portfolio	TimesSquare VP Core Plus Bond Fund	April 22, 2005	8,435	$88,822	$88,822	$2,474,546	$2,563,368	$710

December 31, 2005	Annual Report	19

Notes to Financial Statements (Cont.)

December 31, 2005

8. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	4,171	$43,745	7,123	$74,797
Administrative Class	60,180	630,483	60,173	631,588

Issued in reorganization
Institutional Class	8,435	88,822	0	0
Administrative Class	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	683	7,097	214	2,251
Administrative Class	10,667	110,757	5,828	61,234

Cost of shares redeemed
Institutional Class	(5,309)	(55,888)	(8,573)	(89,784)
Administrative Class	(30,537)	(319,629)	(26,399)	(276,093)

Net increase resulting from Portfolio share transactions	48,290	$505,387	38,366	$403,993

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	5	95
Administrative Class	5	68	*

*One	of the shareholders, Allianz Life Insurance Co., is an indirect wholly owned subsidiary of AGI and a related party to the Portfolio.

9. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)
$ 18,554	$0	$(8,727)	$(4,027)	$(8,285)	$(4,774)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, forwards and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.

(4)	Capital losses realized during the period November 1, 2005 through December 31, 2005 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

20	Annual Report	December 31, 2005

As of December 31, 2005, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands):

Expiration of Accumulated Capital Losses
2012	2013
$438	$7,847

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)
$3,395,578	$17,114	$(25,074)	$(7,960)

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions(6)	Long-Term Capital Gain Distributions	Return of Capital
12/31/05	$115,689	$20,872	$0
12/31/04	56,043	21,000	0

(6) Includes short-term capital gains.

10. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

December 31, 2005	Annual Report	21

Notes to Financial Statements (Cont.)

December 31, 2005

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

22	Annual Report	December 31, 2005

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2005:

Total Return Portfolio	0.56%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio	0.56%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

December 31, 2005	Annual Report	23

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Total Return Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Total Return Portfolio (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional share class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

24	Annual Report	December 31, 2005

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

December 31, 2005	Annual Report	25

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

26	Annual Report	December 31, 2005

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

December 31, 2005	Annual Report	27

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

28	Annual Report	December 31, 2005

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

December 31, 2005	Annual Report	29

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

TOTAL RETURN PORTFOLIO II

ADMINISTRATIVE CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Total Return Portfolio II (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in this index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Total Return Portfolio II

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

                  Total Return Portfolio II        Lehman Brothers
                     Administrative Class        Aggregate Bond Index
                  -------------------------      --------------------
    05/31/1999              $10,000                    $10,000
    06/30/1999               10,071                      9,968
    07/31/1999               10,025                      9,926
    08/31/1999               10,001                      9,921
    09/30/1999               10,127                     10,036
    10/31/1999               10,134                     10,073
    11/30/1999               10,180                     10,072
    12/31/1999               10,141                     10,024
    01/31/2000               10,115                      9,991
    02/29/2000               10,224                     10,112
    03/31/2000               10,435                     10,245
    04/30/2000               10,452                     10,215
    05/31/2000               10,436                     10,211
    06/30/2000               10,627                     10,423
    07/31/2000               10,697                     10,518
    08/31/2000               10,869                     10,670
    09/30/2000               10,883                     10,737
    10/31/2000               10,961                     10,808
    11/30/2000               11,193                     10,985
    12/31/2000               11,287                     11,189
    01/31/2001               11,448                     11,372
    02/28/2001               11,583                     11,471
    03/31/2001               11,651                     11,529
    04/30/2001               11,543                     11,481
    05/31/2001               11,625                     11,550
    06/30/2001               11,644                     11,594
    07/31/2001               12,035                     11,853
    08/31/2001               12,159                     11,989
    09/30/2001               12,444                     12,128
    10/31/2001               12,698                     12,382
    11/30/2001               12,465                     12,211
    12/31/2001               12,384                     12,134
    01/31/2002               12,553                     12,232
    02/28/2002               12,677                     12,350
    03/31/2002               12,491                     12,145
    04/30/2002               12,690                     12,381
    05/31/2002               12,693                     12,486
    06/30/2002               12,689                     12,594
    07/31/2002               12,668                     12,746
    08/31/2002               12,951                     12,961
    09/30/2002               13,068                     13,171
    10/31/2002               13,068                     13,111
    11/30/2002               13,148                     13,107
    12/31/2002               13,371                     13,378
    01/31/2003               13,322                     13,389
    02/28/2003               13,566                     13,575
    03/31/2003               13,574                     13,564
    04/30/2003               13,657                     13,676
    05/31/2003               14,046                     13,931
    06/30/2003               14,009                     13,903
    07/31/2003               13,476                     13,436
    08/31/2003               13,633                     13,525
    09/30/2003               14,002                     13,883
    10/31/2003               13,897                     13,754
    11/30/2003               13,916                     13,787
    12/31/2003               14,042                     13,927
    01/31/2004               14,138                     14,039
    02/29/2004               14,301                     14,191
    03/31/2004               14,417                     14,297
    04/30/2004               14,058                     13,925
    05/31/2004               14,025                     13,870
    06/30/2004               14,093                     13,948
    07/31/2004               14,241                     14,086
    08/31/2004               14,502                     14,355
    09/30/2004               14,548                     14,394
    10/31/2004               14,610                     14,515
    11/30/2004               14,467                     14,399
    12/31/2004               14,605                     14,531
    01/31/2005               14,642                     14,622
    02/28/2005               14,519                     14,536
    03/31/2005               14,493                     14,461
    04/30/2005               14,686                     14,657
    05/31/2005               14,857                     14,816
    06/30/2005               14,931                     14,897
    07/31/2005               14,790                     14,761
    08/31/2005               14,983                     14,950
    09/30/2005               14,816                     14,796
    10/31/2005               14,662                     14,679
    11/30/2005               14,702                     14,744
    12/31/2005               14,835                     14,884

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

U.S. Government Agencies	73.4%
Short-Term Instruments	18.5%
Mortgage-Backed Securities	2.7%
Corporate Bonds & Notes	2.1%
Other	3.3%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (05/28/99)*
	Total Return Portfolio II Administrative Class	1.58%	5.62%	6.16%
- - - - - - -	Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.22%
	All Portfolio returns are net of fees and expenses. * The Portfolio began operations on 05/28/99. Index comparisons began on 05/31/99.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$993.60	$1,021,93
Expenses Paid During Period†	$3.27	$3.31

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Total Return Portfolio II seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, with quality, U.S. issuer, and U.S. dollar-denominated security restrictions.

•	The Portfolio’s Administrative Class shares underperformed the Lehman Brothers Aggregate Bond Index for the year ended December 31, 2005, returning 1.58% versus 2.43% for the index.

•	The Portfolio’s tactical duration management in the first half of the period offset the negative impact of above-benchmark duration in the latter half, as yields increased in the latter half of the year.

•	A bias towards a steepening yield curve detracted significantly from performance as the yield curve flattened. The Federal Reserve continued with its tightening policy, sending short-term rates higher, while longer-maturity yields declined on strong demand.

•	Substituting real return bonds for nominal Treasuries added to performance, as inflation expectations increased over the period, causing Treasury Inflation-Protected Securities to outperform conventional, non-inflation linked Treasuries.

•	Coupon and security selection more than offset the negative impact of a mortgage overweight; mortgages lagged Treasuries on a like-duration basis.

•	An underweight to corporate securities contributed to returns as this sector lagged like-duration Treasuries.

•	A tactical allocation to municipal bonds was positive for performance as the municipal market outperformed Treasuries.

4	Annual Report	December 31, 2005

Financial Highlights

Total Return Portfolio II (Administrative Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003	12/31/2002		12/31/2001

Net asset value beginning of year	$10.31	$10.31	$10.09	$10.12		$10.24
Net investment income (a)	0.34	0.17	0.17	0.38		0.48
Net realized/unrealized gain (loss) on investments (a)	(0.18)	0.24	0.33	0.41		0.49
Total income from investment operations	0.16	0.41	0.50	0.79		0.97
Dividends from net investment income	(0.35)	(0.17)	(0.19)	(0.40)		(0.48)
Distributions from net realized capital gains	(0.08)	(0.24)	(0.09)	(0.42)		(0.61)
Total distributions	(0.43)	(0.41)	(0.28)	(0.82)		(1.09)
Net asset value end of year	$10.04	$10.31	$10.31	$10.09		$10.12
Total return	1.58%	4.01%	5.01%	7.97%		9.72%
Net assets end of year (000s)	$24,922	$24,843	$17,474	$16,882		$2,403
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.66	%(c)	0.65	%(b)
Ratio of net investment income to average net assets	3.31%	1.58%	1.62%	3.71%		4.55%
Portfolio turnover rate	508%	305%	863%	418%		606%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.66%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

See accompanying notes	December 31, 2005	Annual Report	5

Statement of Assets and Liabilities

Total Return Portfolio II

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$29,963
Cash	1
Receivable for investments sold	4,936
Interest and dividends receivable	98
Variation margin receivable	2
Swap premiums paid	1
Unrealized appreciation on swap agreements	2
35,003

Liabilities:

Payable for investments purchased	$9,846
Payable for investments purchased on delayed-delivery basis	120
Written options outstanding	52
Payable for Portfolio shares redeemed	19
Dividends payable	0
Accrued investment advisory fee	6
Accrued administration fee	6
Accrued servicing fee	3
Variation margin payable	6
Unrealized depreciation on swap agreements	6
10,064

Net Assets	$24,939

Net Assets Consist of:

Paid in capital	$25,290
Undistributed net investment income	151
Accumulated undistributed net realized (loss)	(286)
Net unrealized (depreciation)	(216)
$24,939

Net Assets:

Institutional Class	$17
Administrative Class	24,922

Shares Issued and Outstanding:

Institutional Class	2
Administrative Class	2,482

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.04
Administrative Class	10.04

Cost of Investments Owned	$30,185
Premiums Received on Written Options	$64

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Total Return Portfolio II

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$980
Dividends	6
Total Income	986

Expenses:

Investment advisory fees	62
Administration fees	62
Distribution and/or servicing fees - Administrative Class	37
Trustees’ fees	1
Total Expenses	162

Net Investment Income	824

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(134)
Net realized gain on futures contracts, options and swaps	24
Net change in unrealized (depreciation) on investments	(257)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(49)
Net (Loss)	(416)

Net Increase in Net Assets Resulting from Operations	$408

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Total Return Portfolio II

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$824	$305
Net realized gain (loss)	(110)	541
Net change in unrealized (depreciation)	(306)	(129)
Net increase resulting from operations	408	717

Distributions to Shareholders:

From net investment income
Institutional Class	(1)	(1)
Administrative Class	(850)	(328)

From net realized capital gains
Institutional Class	0	0
Administrative Class	(200)	(550)

Total Distributions	(1,051)	(879)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	0	495
Administrative Class	0	8,218

Issued as reinvestment of distributions
Institutional Class	1	1
Administrative Class	1,050	877

Cost of shares redeemed
Institutional Class	0	(499)
Administrative Class	(329)	(1,560)
Net increase resulting from Portfolio share transactions	722	7,532

Total Increase in Net Assets	79	7,370

Net Assets:

Beginning of period	24,860	17,490
End of period*	$24,939	$24,860

*Including undistributed net investment income of:	$151	$158

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Total Return Portfolio II

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 2.5%
Banking & Finance 2.1%
American General Finance Corp.
4.544% due 03/23/2007 (a)	$100	$100
Citigroup Global Markets Holdings, Inc.
4.490% due 03/07/2008 (a)	100	100
Goldman Sachs Group, Inc.
4.331% due 08/01/2006 (a)	100	100
Morgan Stanley Dean Witter & Co.
4.284% due 01/18/2008 (a)	100	100
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	100	115

		515

Industrials 0.4%
DaimlerChrysler N.A. Holding Corp.
4.990% due 05/24/2006 (a)	50	50
El Paso Corp.
6.750% due 05/15/2009	50	50

		100

Total Corporate Bonds & Notes (Cost $598)		615

MUNICIPAL BONDS & NOTES 1.8%
Eagle Mountain & Saginaw, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2005,
4.750% due 08/15/2033	120	121
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
4.375% due 06/01/2019	55	55
6.750% due 06/01/2039	100	111

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2005
6.660% due 06/15/2031 (a)	100	109

New York State Environmental Facilities Corp. Revenue Bonds, Series 2002
6.550% due 06/15/2023 (a)	25	28

University of Texas Financing Refunding Systems Revenue Bonds, Series 2003-B
5.000% due 08/15/2033	20	21

Total Municipal Bonds & Notes (Cost $426)		445

U.S. GOVERNMENT AGENCIES 88.2%
Fannie Mae
3.500% due 03/25/2009	37	37
4.204% due 04/26/2035 (a)	20	20
4.376% due 09/22/2006 (a)	100	100
4.499% due 03/25/2034 (a)	48	48
5.000% due 06/01/2018-02/13/2036 (c)	8,819	8,707
5.275% due 12/01/2036 (a)	37	37
5.393% due 09/01/2034 (a)	37	37
5.500% due 10/01/2017-09/01/2035 (c)	8,243	8,170
6.000% due 07/01/2016-03/01/2017 (c)	101	103
Freddie Mac
4.500% due 10/15/2022	285	283
4.739% due 10/25/2029 (a)	80	80
5.000% due 10/01/2018	69	69
5.500% due 08/15/2030-01/12/2036 (c)	4,004	3,968
5.526% due 07/01/2027 (a)	4	4
5.804% due 01/01/2028 (a)	4	4
6.000% due 09/01/2016	12	12
Government National Mortgage Association
4.375% due 02/20/2027-05/20/2030 (a)(c)	27	26
4.870% due 09/20/2030 (a)	4	4

Small Business Administration
4.750% due 07/01/2025	$300	$295

Total U.S. Government Agencies (Cost $22,249)		22,004

U.S. TREASURY OBLIGATIONS 1.1%

Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007 (e)	126	127
3.625% due 04/15/2028	123	159

Total U.S. Treasury Obligations (Cost $282)		286

MORTGAGE-BACKED SECURITIES 3.2%

American Home Mortgage Investment Trust
4.390% due 02/25/2045 (a)	76	75
Banc of America Funding Corp.
4.118% due 05/25/2035 (a)	91	90
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	28	29
6.500% due 02/25/2033	6	6
Bear Stearns Adjustable Rate Mortgage Trust
5.071% due 03/25/2033 (a)	19	18
4.698% due 12/25/2033 (a)	41	40
Bear Stearns Alt-A Trust
5.426% due 05/25/2035 (a)	83	83
Countrywide Home Loan Mortgage Pass-Through Trust
4.669% due 04/25/2035 (a)	80	80
CS First Boston Mortgage Securities Corp.
5.798% due 06/25/2032 (a)	8	8
6.229% due 06/25/2032 (a)	2	2
3.400% due 08/25/2033 (a)	6	6
GSR Mortgage Loan Trust
6.000% due 03/25/2032	4	4
Impac CMB Trust
4.779% due 07/25/2033 (a)	42	42
4.629% due 01/25/2034 (a)	39	39
MASTR Adjustable Rate Mortgages Trust
3.787% due 12/21/2034 (a)	54	54
MASTR Asset Securitization Trust
5.500% due 09/25/2033	43	43
Merrill Lynch Mortgage Investors, Inc.
5.443% due 01/25/2029 (a)	44	45
Prime Mortgage Trust
4.779% due 02/25/2034 (a)	33	33
Structured Asset Mortgage Investments, Inc.
4.700% due 09/19/2032 (a)	4	4
Structured Asset Securities Corp.
6.150% due 07/25/2032 (a)	1	1
Washington Mutual Mortgage Securities Corp.
4.324% due 02/27/2034 (a)	23	23
4.563% due 08/25/2042 (a)	85	85

Total Mortgage-Backed Securities (Cost $814)		810

ASSET-BACKED SECURITIES 0.5%

AAA Trust
4.479% due 04/25/2035 (a)	38	38
Accredited Mortgage Loan Trust
4.341% due 01/25/2035 (a)	6	6
Amortizing Residential Collateral Trust
4.649% due 06/25/2032 (a)	5	5
Carrington Mortgage Loan Trust
4.459% due 06/25/2035 (a)	20	20
CIT Group Home Equity Loan Trust
4.649% due 06/25/2033 (a)	3	3
CS First Boston Mortgage Securities Corp.
4.689% due 01/25/2032 (a)	7	7

Equity One ABS, Inc.
4.659% due 11/25/2032 (a)	$9	$9
HFC Home Equity Loan Asset-Backed Certificates
4.720% due 10/20/2032 (a)	17	17
Household Mortgage Loan Trust
4.670% due 05/20/2032 (a)	2	2
Residential Asset Mortgage Products, Inc.
4.519% due 04/25/2026 (a)	25	25

Total Asset-Backed Securities (Cost $132)		132

PURCHASED CALL OPTIONS 0.1%
	Notional Amount (000s)
1-Year Interest Rate Swap (OTC)
Strike @ 4.800%* Exp. 02/01/2006	300	0
2-Year Interest Rate Swap (OTC)
Strike @ 4.500%* Exp. 04/04/2006	2,000	1
Strike @ 4.750%* Exp. 05/02/2006	2,000	5
Strike @ 4.750%* Exp. 08/07/2006	2,000	7
Strike @ 4.250%* Exp. 10/12/2006	2,000	3
Strike @ 4.500%* Exp. 10/18/2006	2,000	6

Total Purchased Call Options (Cost $34)		22

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
90-Day Eurodollar March Futures (CME)
Strike @ $93.75 Exp. 03/13/2006	15	0
90-Day Eurodollar June Futures (CME)
Strike @ $93.25 Exp. 06/19/2006	6	0
90-Day Eurodollar December Futures (CME)
Strike @ $92.00 Exp. 12/18/2006	24	0

Total Purchased Put Options (Cost $0)		0

PREFERRED SECURITY 0.5%
	Shares
DG Funding Trust
6.270% due 12/31/2049 (a)	11	117

Total Preferred Security (Cost $116)		117

SHORT-TERM INSTRUMENTS 22.2%
	Principal Amount (000s)
Commercial Paper 17.1%
Federal Home Loan Bank
4.315% due 03/22/2006	$2,500	2,475
Freddie Mac
3.843% due 01/10/2006	200	200
4.127% due 02/21/2006	600	596
3.655% due 02/28/2006	600	596
4.160% due 02/28/2006	300	298
General Electric Capital Corp.
4.120% due 01/24/2006	100	100

		4,265

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Total Return Portfolio II

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Repurchase Agreements 4.3%
Lehman Brothers, Inc.
3.400% due 01/03/2006	$500	$500

(Dated 12/30/2005. Collateralized by Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $516. Repurchase proceeds are $500.)

State Street Bank
3.900% due 01/03/2006	564	564

(Dated 12/30/2005. Collateralized by Fannie Mae 3.125% due 07/15/2006 valued at $578. Repurchase proceeds are $564.)

		1,064

U.S. Treasury Bills 0.8%
3.845% due 03/02/2006-03/16/2006 (c)(e)	205	203

Total Short-Term Instruments (Cost $5,534)		5,532

Total Investments (d) 120.1%		$29,963
(Cost $30,185)
Written Options (g) (0.2%)		(52)
(Premiums $64)
Other Assets and Liabilities (Net) (19.9%)		(4,972)

Net Assets 100.0%		$24,939

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) As of December 31, 2005, portfolio securities with an aggregate market value of $6 were valued with reference to securities whose prices are more readily obtainable.

(e) Securities with an aggregate market value of $330 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description			Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures			Long	09/2006	7	$(6)
90-Day Eurodollar Futures			Long	12/2006	32	4
90-Day Eurodollar Futures			Long	03/2007	29	(1)
90-Day Eurodollar Futures			Long	06/2007	13	(2)
90-Day Eurodollar Futures			Long	09/2007	5	(1)
U.S. Treasury 5-Year Note Futures			Long	03/2006	2	0
U.S. Treasury 10-Year Note Futures			Long	03/2006	3	3
U.S. Treasury 30-Year Bond Futures			Long	03/2006	1	2

						$(1)

(f) Swap agreements outstanding on December 31, 2005: Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Barclays Bank PLC	3-month USD-LIBOR	Pay	5.000%	06/21/2008	$800	$1

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection+	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	Ford Motor Acceptance Corp. 7.450% due 07/16/2031	Sell	4.150%	06/20/2007	$200	$(2)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	1.350%	09/20/2006	100	(2)
Merrill Lynch & Co., Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.500%	06/20/2006	200	(2)
Morgan Stanley Dean Witter & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	5.200%	12/20/2006	100	0
UBS Warburg LLC	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	12/20/2006	100	1

						$(5)

+   If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

10	Annual Report	December 31, 2005	See accompanying notes

(g) Written options outstanding on December 31, 2005:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures		$111.00		02/24/2006	5	$1	$1
Call - CME Eurodollar September Futures		95.50		09/18/2006	1	0	0
Put - CBOT U.S. Treasury 10-Year Note March Futures		107.00		02/24/2006	5	2	1
Put - CME Eurodollar September Futures		95.25		09/18/2006	3	3	2
Put - CME Eurodollar September Futures		95.50		09/18/2006	1	1	1
Put - CME Eurodollar December Futures		95.00		12/18/2006	1	0	0
Put - CME Eurodollar December Futures		95.25		12/18/2006	19	15	15
Put - CME Eurodollar December Futures		95.50		12/18/2006	3	3	3

						$25	$23

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.780	%*	05/02/2006	$1,000	$6	$6
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.780	%*	08/07/2006	1,000	8	9
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.560	%*	10/18/2006	1,000	10	8
Call - OTC 5-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.300	%*	10/12/2006	1,000	7	4
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	4.540	%*	04/04/2006	1,000	8	2
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	4.810	%*	02/01/2006	100	0	0

						$39	$29

* The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

See accompanying notes	December 31, 2005	Annual Report	11

Notes to Financial Statements

December 31, 2005

1. Organization

The Total Return Portfolio II (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12	Annual Report	December 31, 2005

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and

14	Annual Report	December 31, 2005

serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$115,748	$113,581	$2,050	$1,699

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2004	25	$ 0	$8
Sales	146	5,100	98
Closing Buys	(8)	0	(2)
Expirations	(125)	0	(40)
Exercised	0	0	0
Balance at 12/31/2005	38	$5,100	$64

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	48	$495
Administrative Class	0	0	780	8,218

Issued as reinvestment of distributions
Institutional Class	0	1	0	1
Administrative Class	103	1,050	85	877

Cost of shares redeemed
Institutional Class	0	0	(48)	(499)
Administrative Class	(32)	(329)	(148)	(1,560)

Net increase resulting from Portfolio share transactions	71	$722	717	$7,532

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	1	100

*	AGI, a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral
$ 250	$0	$(218)	$(110)	$(273)	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, wash sales and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital loss carryover expires in December 31, 2013.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 30,186	$47	$(270)	$(223)

16	Annual Report	December 31, 2005

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions		Long-Term Capital Gain Distributions	Return of Capital
12/31/2005	$851		$200	$0
12/31/2004	679	(4)	200	0

(4)	Includes short term capital gains.

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2005	Annual Report	17

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2005:

Total Return Portfolio II	0.65%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio II	0.65%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of the Total Return Portfolio II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative share class present fairly, in all material respects, the financial position of the Total Return Portfolio II (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended for the Administrative share class, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	19

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

20	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	21

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

22	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	23

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

24	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

TOTAL RETURN PORTFOLIO II

INSTITUTIONAL CLASS

ANNUAL REPORT
December 31, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Trust carefully before investing. Ask your financial professional to explain all charges that may apply. This and other information is contained in the Trust’s prospectus. The variable product prospectus may be obtained by contacting your Investment Consultant. Please read the Trust and variable product prospectus carefully before you invest or send money.

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder:

We are pleased to present this annual report for the PIMCO Variable Insurance Trust, covering the twelve-month period ended December 31, 2005.

Bond returns were generally positive in 2005, though bond markets were dominated by speculation about the pace and duration of the Federal Reserve’s tightening cycle. The U.S. central bank raised the Federal Funds Rate in 0.25% increments at each of its eight meetings during the year, for a total increase of 2%. And there were also concerns during the year that higher energy prices would lead to higher inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of the high-grade U.S. bond market, returned 2.43% for the year. The benchmark ten-year Treasury yield closed the period at 4.39%, 0.17% higher than at the start of 2005.

Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The difference in yield between two- and ten-year Treasuries plunged from 1.15% at the start of 2005 to around zero at year-end.

On the following pages you will find a more complete review of the Portfolio in light of financial market activities as well as specific details about the total return investment performance for the twelve-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

January 31, 2006

December 31, 2005	Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the Total Return Portfolio II (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: credit risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage risk, leveraging risk and management risk. A description of these risks is contained in the Portfolio’s prospectus.

On the performance summary page in this Annual Report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

2	Annual Report	December 31, 2005

Important Information (continued)

Portfolio Benchmark

Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in this index.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Examples would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2005 to December 31, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

December 31, 2005	Annual Report	3

Total Return Portfolio II

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2005

             Total Return Portfolio II      Lehman Brothers
                 Institutional Class      Aggregate Bond Index
             -------------------------    --------------------
04/30/2000            $10,000                   $10,000
05/31/2000             9,986                      9,995
06/30/2000             10,167                    10,203
07/31/2000             10,235                    10,296
08/31/2000             10,401                    10,445
09/30/2000             10,416                    10,511
10/31/2000             10,492                    10,580
11/30/2000             10,715                    10,753
12/31/2000             10,807                    10,953
01/31/2001             10,963                    11,132
02/28/2001             11,093                    11,229
03/31/2001             11,159                    11,285
04/30/2001             11,057                    11,238
05/31/2001             11,137                    11,306
06/30/2001             11,156                    11,349
07/31/2001             11,533                    11,603
08/31/2001             11,654                    11,736
09/30/2001             11,927                    11,872
10/31/2001             12,173                    12,121
11/30/2001             11,951                    11,954
12/31/2001             11,875                    11,878
01/31/2002             12,038                    11,974
02/28/2002             12,158                    12,090
03/31/2002             11,981                    11,889
04/30/2002             12,174                    12,119
05/31/2002             12,178                    12,222
06/30/2002             12,176                    12,328
07/31/2002             12,158                    12,477
08/31/2002             12,430                    12,688
09/30/2002             12,544                    12,893
10/31/2002             12,546                    12,834
11/30/2002             12,624                    12,831
12/31/2002             12,840                    13,096
01/31/2003             12,795                    13,107
02/28/2003             13,039                    13,288
03/31/2003             13,048                    13,278
04/30/2003             13,130                    13,388
05/31/2003             13,505                    13,637
06/30/2003             13,471                    13,610
07/31/2003             12,960                    13,153
08/31/2003             13,112                    13,240
09/30/2003             13,469                    13,590
10/31/2003             13,370                    13,464
11/30/2003             13,390                    13,496
12/31/2003             13,513                    13,633
01/31/2004             13,607                    13,743
02/29/2004             13,765                    13,892
03/31/2004             13,878                    13,996
04/30/2004             13,535                    13,632
05/31/2004             13,505                    13,577
06/30/2004             13,571                    13,654
07/31/2004             13,716                    13,789
08/31/2004             13,969                    14,052
09/30/2004             14,015                    14,090
10/31/2004             14,077                    14,208
11/30/2004             13,941                    14,095
12/31/2004             14,075                    14,225
01/31/2005             14,112                    14,314
02/28/2005             13,995                    14,230
03/31/2005             13,972                    14,157
04/30/2005             14,159                    14,348
05/31/2005             14,327                    14,503
06/30/2005             14,400                    14,582
07/31/2005             14,265                    14,450
08/31/2005             14,453                    14,635
09/30/2005             14,294                    14,484
10/31/2005             14,147                    14,370
11/30/2005             14,187                    14,433
12/31/2005             14,318                    14,570

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

U.S. Government Agencies	73.4%
Short-Term Instruments	18.5%
Mortgage-Backed Securities	2.7%
Corporate Bonds & Notes	2.1%
Other	3.3%

‡ % of Total Investments as of December 31, 2005

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2005

		1 Year	5 Years	Portfolio Inception (04/10/00)*
	Total Return Portfolio II Institutional Class	1.72%	5.79%	6.35%
- - - - - - -	Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.71%
	All Portfolio returns are net of fees and expenses. * The Portfolio began operations on 04/10/00. Index comparisons began on 03/31/00.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 3 herein for a description of the Portfolio’s benchmark and an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/05)	$1,000.00	$1,000.00
Ending Account Value (12/31/05)	$994.30	$1,022.68
Expenses Paid During Period†	$2.51	$2.55

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect Variable Contract fees and expenses.

PORTFOLIO INSIGHTS

•	The Total Return Portfolio II seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, with quality, U.S. issuer, and U.S. dollar-denominated security restrictions.

•	The Portfolio’s Institutional Class shares underperformed the Lehman Brothers Aggregate Bond Index for the year ended December 31, 2005, returning 1.72% versus 2.43% for the index.

•	The Portfolio’s tactical duration management in the first half of the period offset the negative impact of above-benchmark duration in the latter half, as yields increased in the latter half of the year.

•	A bias towards a steepening yield curve detracted significantly from performance as the yield curve flattened. The Federal Reserve continued with its tightening policy, sending short-term rates higher, while longer-maturity yields declined on strong demand.

•	Substituting real return bonds for nominal Treasuries added to performance, as inflation expectations increased over the period, causing Treasury Inflation-Protected Securities to outperform conventional, non-inflation linked Treasuries.

•	Coupon and security selection more than offset the negative impact of a mortgage overweight; mortgages lagged Treasuries on a like-duration basis.

•	An underweight to corporate securities contributed to returns as this sector lagged like-duration Treasuries.

•	A tactical allocation to municipal bonds was positive for performance as the municipal market outperformed Treasuries.

4	Annual Report	December 31, 2005

Financial Highlights

Total Return Portfolio II (Institutional Class)

Selected Per Share Data for the Year Ended:	12/31/2005	12/31/2004	12/31/2003	12/31/2002		12/31/2001

Net asset value beginning of year	$10.31	$10.31	$10.09	$10.12		$10.24
Net investment income (a)	0.35	0.18	0.16	0.41		0.50
Net realized/unrealized gain on investments (a)	(0.18)	0.25	0.36	0.39		0.49
Total income from investment operations	0.17	0.43	0.52	0.80		0.99
Dividends from net investment income	(0.36)	(0.19)	(0.21)	(0.41)		(0.50)
Distributions from net realized capital gains	(0.08)	(0.24)	(0.09)	(0.42)		(0.61)
Total distributions	(0.44)	(0.43)	(0.30)	(0.83)		(1.11)
Net asset value end of year	$10.04	$10.31	$10.31	$10.09		$10.12
Total return	1.72%	4.16%	5.24%	8.13%		9.88%
Net assets end of year (000s)	$17	$17	$16	$1,217		$3,845
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.51	%(c)	0.50	%(b)
Ratio of net investment income to average net assets	3.46%	1.70%	1.56%	3.97%		4.70%
Portfolio turnover rate	508%	305%	863%	418%		606%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes	December 31,2005	Annual Report	5

Statement of Assets and Liabilities

Total Return Portfolio II

December 31, 2005

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$29,963
Cash	1
Receivable for investments sold	4,936
Interest and dividends receivable	98
Variation margin receivable	2
Swap premiums paid	1
Unrealized appreciation on swap agreements	2
35,003

Liabilities:

Payable for investments purchased	$9,846
Payable for investments purchased on delayed-delivery basis	120
Written options outstanding	52
Payable for Portfolio shares redeemed	19
Dividends payable	0
Accrued investment advisory fee	6
Accrued administration fee	6
Accrued servicing fee	3
Variation margin payable	6
Unrealized depreciation on swap agreements	6
10,064

Net Assets	$24,939

Net Assets Consist of:

Paid in capital	$25,290
Undistributed net investment income	151
Accumulated undistributed net realized (loss)	(286)
Net unrealized (depreciation)	(216)
$24,939

Net Assets:

Institutional Class	$17
Administrative Class	24,922

Shares Issued and Outstanding:

Institutional Class	2
Administrative Class	2,482

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.04
Administrative Class	10.04

Cost of Investments Owned	$30,185
Premiums Received on Written Options	$64

6	Annual Report	December 31, 2005	See accompanying notes

Statement of Operations

Total Return Portfolio II

Amounts in thousands
Year Ended December 31, 2005
Investment Income:

Interest	$980
Dividends	6
Total Income	986

Expenses:

Investment advisory fees	62
Administration fees	62
Distribution and/or servicing fees - Administrative Class	37
Trustees’ fees	1
Total Expenses	162

Net Investment Income	824

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(134)
Net realized gain on futures contracts, options and swaps	24
Net change in unrealized (depreciation) on investments	(257)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(49)
Net (Loss)	(416)

Net Increase in Net Assets Resulting from Operations	$408

See accompanying notes	December 31, 2005	Annual Report	7

Statements of Changes in Net Assets

Total Return Portfolio II

Amounts in thousands
	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$824	$305
Net realized gain (loss)	(110)	541
Net change in unrealized (depreciation)	(306)	(129)
Net increase resulting from operations	408	717

Distributions to Shareholders:

From net investment income
Institutional Class	(1)	(1)
Administrative Class	(850)	(328)

From net realized capital gains
Institutional Class	0	0
Administrative Class	(200)	(550)

Total Distributions	(1,051)	(879)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	0	495
Administrative Class	0	8,218

Issued as reinvestment of distributions
Institutional Class	1	1
Administrative Class	1,050	877

Cost of shares redeemed
Institutional Class	0	(499)
Administrative Class	(329)	(1,560)
Net increase resulting from Portfolio share transactions	722	7,532

Total Increase in Net Assets	79	7,370

Net Assets:

Beginning of period	24,860	17,490
End of period*	$24,939	$24,860

*Including undistributed net investment income of:	$151	$158

8	Annual Report	December 31, 2005	See accompanying notes

Schedule of Investments

Total Return Portfolio II

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 2.5%
Banking & Finance 2.1%
American General Finance Corp.
4.544% due 03/23/2007 (a)	$100	$100
Citigroup Global Markets Holdings, Inc.
4.490% due 03/07/2008 (a)	100	100
Goldman Sachs Group, Inc.
4.331% due 08/01/2006 (a)	100	100
Morgan Stanley Dean Witter & Co.
4.284% due 01/18/2008 (a)	100	100
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	100	115

		515

Industrials 0.4%
DaimlerChrysler N.A. Holding Corp.
4.990% due 05/24/2006 (a)	50	50
El Paso Corp.
6.750% due 05/15/2009	50	50

		100

Total Corporate Bonds & Notes (Cost $598)		615

MUNICIPAL BONDS & NOTES 1.8%
Eagle Mountain & Saginaw, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2005,
4.750% due 08/15/2033	120	121
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
4.375% due 06/01/2019	55	55
6.750% due 06/01/2039	100	111

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2005
6.660% due 06/15/2031 (a)	100	109

New York State Environmental Facilities Corp. Revenue Bonds, Series 2002
6.550% due 06/15/2023 (a)	25	28

University of Texas Financing Refunding Systems Revenue Bonds, Series 2003-B
5.000% due 08/15/2033	20	21

Total Municipal Bonds & Notes (Cost $426)		445

U.S. GOVERNMENT AGENCIES 88.2%
Fannie Mae
3.500% due 03/25/2009	37	37
4.204% due 04/26/2035 (a)	20	20
4.376% due 09/22/2006 (a)	100	100
4.499% due 03/25/2034 (a)	48	48
5.000% due 06/01/2018-02/13/2036 (c)	8,819	8,707
5.275% due 12/01/2036 (a)	37	37
5.393% due 09/01/2034 (a)	37	37
5.500% due 10/01/2017-09/01/2035 (c)	8,243	8,170
6.000% due 07/01/2016-03/01/2017 (c)	101	103
Freddie Mac
4.500% due 10/15/2022	285	283
4.739% due 10/25/2029 (a)	80	80
5.000% due 10/01/2018	69	69
5.500% due 08/15/2030-01/12/2036 (c)	4,004	3,968
5.526% due 07/01/2027 (a)	4	4
5.804% due 01/01/2028 (a)	4	4
6.000% due 09/01/2016	12	12
Government National Mortgage Association
4.375% due 02/20/2027-05/20/2030 (a)(c)	27	26
4.870% due 09/20/2030 (a)	4	4

Small Business Administration
4.750% due 07/01/2025	$300	$295

Total U.S. Government Agencies (Cost $22,249)		22,004

U.S. TREASURY OBLIGATIONS 1.1%

Treasury Inflation Protected Securities (b)
3.375% due 01/15/2007 (e)	126	127
3.625% due 04/15/2028	123	159

Total U.S. Treasury Obligations (Cost $282)		286

MORTGAGE-BACKED SECURITIES 3.2%

American Home Mortgage Investment Trust
4.390% due 02/25/2045 (a)	76	75
Banc of America Funding Corp.
4.118% due 05/25/2035 (a)	91	90
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	28	29
6.500% due 02/25/2033	6	6
Bear Stearns Adjustable Rate Mortgage Trust
5.071% due 03/25/2033 (a)	19	18
4.698% due 12/25/2033 (a)	41	40
Bear Stearns Alt-A Trust
5.426% due 05/25/2035 (a)	83	83
Countrywide Home Loan Mortgage Pass-Through Trust
4.669% due 04/25/2035 (a)	80	80
CS First Boston Mortgage Securities Corp.
5.798% due 06/25/2032 (a)	8	8
6.229% due 06/25/2032 (a)	2	2
3.400% due 08/25/2033 (a)	6	6
GSR Mortgage Loan Trust
6.000% due 03/25/2032	4	4
Impac CMB Trust
4.779% due 07/25/2033 (a)	42	42
4.629% due 01/25/2034 (a)	39	39
MASTR Adjustable Rate Mortgages Trust
3.787% due 12/21/2034 (a)	54	54
MASTR Asset Securitization Trust
5.500% due 09/25/2033	43	43
Merrill Lynch Mortgage Investors, Inc.
5.443% due 01/25/2029 (a)	44	45
Prime Mortgage Trust
4.779% due 02/25/2034 (a)	33	33
Structured Asset Mortgage Investments, Inc.
4.700% due 09/19/2032 (a)	4	4
Structured Asset Securities Corp.
6.150% due 07/25/2032 (a)	1	1
Washington Mutual Mortgage Securities Corp.
4.324% due 02/27/2034 (a)	23	23
4.563% due 08/25/2042 (a)	85	85

Total Mortgage-Backed Securities (Cost $814)		810

ASSET-BACKED SECURITIES 0.5%

AAA Trust
4.479% due 04/25/2035 (a)	38	38
Accredited Mortgage Loan Trust
4.341% due 01/25/2035 (a)	6	6
Amortizing Residential Collateral Trust
4.649% due 06/25/2032 (a)	5	5
Carrington Mortgage Loan Trust
4.459% due 06/25/2035 (a)	20	20
CIT Group Home Equity Loan Trust
4.649% due 06/25/2033 (a)	3	3
CS First Boston Mortgage Securities Corp.
4.689% due 01/25/2032 (a)	7	7

Equity One ABS, Inc.
4.659% due 11/25/2032 (a)	$9	$9
HFC Home Equity Loan Asset-Backed Certificates
4.720% due 10/20/2032 (a)	17	17
Household Mortgage Loan Trust
4.670% due 05/20/2032 (a)	2	2
Residential Asset Mortgage Products, Inc.
4.519% due 04/25/2026 (a)	25	25

Total Asset-Backed Securities (Cost $132)		132

PURCHASED CALL OPTIONS 0.1%
	Notional Amount (000s)
1-Year Interest Rate Swap (OTC)
Strike @ 4.800%* Exp. 02/01/2006	300	0
2-Year Interest Rate Swap (OTC)
Strike @ 4.500%* Exp. 04/04/2006	2,000	1
Strike @ 4.750%* Exp. 05/02/2006	2,000	5
Strike @ 4.750%* Exp. 08/07/2006	2,000	7
Strike @ 4.250%* Exp. 10/12/2006	2,000	3
Strike @ 4.500%* Exp. 10/18/2006	2,000	6

Total Purchased Call Options (Cost $34)		22

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
90-Day Eurodollar March Futures (CME)
Strike @ $93.75 Exp. 03/13/2006	15	0
90-Day Eurodollar June Futures (CME)
Strike @ $93.25 Exp. 06/19/2006	6	0
90-Day Eurodollar December Futures (CME)
Strike @ $92.00 Exp. 12/18/2006	24	0

Total Purchased Put Options (Cost $0)		0

PREFERRED SECURITY 0.5%
	Shares
DG Funding Trust
6.270% due 12/31/2049 (a)	11	117

Total Preferred Security (Cost $116)		117

SHORT-TERM INSTRUMENTS 22.2%
	Principal Amount (000s)
Commercial Paper 17.1%
Federal Home Loan Bank
4.315% due 03/22/2006	$2,500	2,475
Freddie Mac
3.843% due 01/10/2006	200	200
4.127% due 02/21/2006	600	596
3.655% due 02/28/2006	600	596
4.160% due 02/28/2006	300	298
General Electric Capital Corp.
4.120% due 01/24/2006	100	100

		4,265

See accompanying notes	December 31, 2005	Annual Report	9

Schedule of Investments (Cont.)

Total Return Portfolio II

December 31, 2005

Principal
Amount	Value
(000s)	(000s)

Repurchase Agreements 4.3%
Lehman Brothers, Inc.
3.400% due 01/03/2006	$500	$500
(Dated 12/30/2005. Collateralized by Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $516. Repurchase proceeds are $500.)
State Street Bank
3.900% due 01/03/2006	564	564
(Dated 12/30/2005. Collateralized by Fannie Mae 3.125% due 07/15/2006 valued at $578. Repurchase proceeds are $564.)

		1,064

U.S. Treasury Bills 0.8%
3.845% due 03/02/2006-03/16/2006 (c)(e)	205	203

Total Short-Term Instruments (Cost $5,534)		5,532

Total Investments (d) 120.1%		$29,963
(Cost $30,185)
Written Options (g) (0.2%)		(52)
(Premiums $64)
Other Assets and Liabilities (Net) (19.9%)		(4,972)

Net Assets 100.0%		$24,939

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) As of December 31, 2005, portfolio securities with an aggregate market value of $6 were valued with reference to securities whose prices are more readily obtainable.

(e) Securities with an aggregate market value of $330 have been segregated with the custodian to cover margin requirements for the following open futures contracts on December 31, 2005:

Description			Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar Futures			Long	09/2006	7	$(6)
90-Day Eurodollar Futures			Long	12/2006	32	4
90-Day Eurodollar Futures			Long	03/2007	29	(1)
90-Day Eurodollar Futures			Long	06/2007	13	(2)
90-Day Eurodollar Futures			Long	09/2007	5	(1)
U.S. Treasury 5-Year Note Futures			Long	03/2006	2	0
U.S. Treasury 10-Year Note Futures			Long	03/2006	3	3
U.S. Treasury 30-Year Bond Futures			Long	03/2006	1	2

						$(1)

(f) Swap agreements outstanding on December 31, 2005: Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Barclays Bank PLC	3-month USD-LIBOR	Pay	5.000%	06/21/2008	$800	$1

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection+	(Pay)/Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	Ford Motor Acceptance Corp. 7.450% due 07/16/2031	Sell	4.150%	06/20/2007	$200	$(2)
Bear Stearns & Co., Inc.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	1.350%	09/20/2006	100	(2)
Merrill Lynch & Co., Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.500%	06/20/2006	200	(2)
Morgan Stanley Dean Witter & Co.	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	5.200%	12/20/2006	100	0
UBS Warburg LLC	Ford Motor Credit Co. 7.000% due 10/01/2013	Sell	4.750%	12/20/2006	100	1

						$(5)

+   If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

10	Annual Report	December 31, 2005	See accompanying notes

(g) Written options outstanding on December 31, 2005:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury 10-Year Note March Futures		$111.00		02/24/2006	5	$1	$1
Call - CME Eurodollar September Futures		95.50		09/18/2006	1	0	0
Put - CBOT U.S. Treasury 10-Year Note March Futures		107.00		02/24/2006	5	2	1
Put - CME Eurodollar September Futures		95.25		09/18/2006	3	3	2
Put - CME Eurodollar September Futures		95.50		09/18/2006	1	1	1
Put - CME Eurodollar December Futures		95.00		12/18/2006	1	0	0
Put - CME Eurodollar December Futures		95.25		12/18/2006	19	15	15
Put - CME Eurodollar December Futures		95.50		12/18/2006	3	3	3

						$25	$23

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.780	%*	05/02/2006	$1,000	$6	$6
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.780	%*	08/07/2006	1,000	8	9
Call - OTC 5-Year Interest Rate Swap	Goldman Sachs & Co.	4.560	%*	10/18/2006	1,000	10	8
Call - OTC 5-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.300	%*	10/12/2006	1,000	7	4
Call - OTC 5-Year Interest Rate Swap	Lehman Brothers, Inc.	4.540	%*	04/04/2006	1,000	8	2
Call - OTC 5-Year Interest Rate Swap	Wachovia Bank N.A.	4.810	%*	02/01/2006	100	0	0

						$39	$29

* The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

See accompanying notes	December 31, 2005	Annual Report	11

Notes to Financial Statements

December 31, 2005

1. Organization

The Total Return Portfolio II (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year. Most shareholders choose to reinvest their dividends and capital gain distribution in additional shares of the Portfolio.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

12	Annual Report	December 31, 2005

Multiclass Operations. Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of

December 31, 2005	Annual Report	13

Notes to Financial Statements (Cont.)

December 31, 2005

counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuer or sovereign issuer of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (“AGID” or the “Distributor”) is an indirect wholly-owned subsidiary of AGI and

14	Annual Report	December 31, 2005

serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during the current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current year ended December 31, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$115,748	$113,581	$2,050	$1,699

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands, except number of contracts):

	# of Contracts	Notional Amount in $	Premium
Balance at 12/31/2004	25	$ 0	$8
Sales	146	5,100	98
Closing Buys	(8)	0	(2)
Expirations	(125)	0	(40)
Exercised	0	0	0
Balance at 12/31/2005	38	$5,100	$64

December 31, 2005	Annual Report	15

Notes to Financial Statements (Cont.)

December 31, 2005

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	48	$495
Administrative Class	0	0	780	8,218

Issued as reinvestment of distributions
Institutional Class	0	1	0	1
Administrative Class	103	1,050	85	877

Cost of shares redeemed
Institutional Class	0	0	(48)	(499)
Administrative Class	(32)	(329)	(148)	(1,560)

Net increase resulting from Portfolio share transactions	71	$722	717	$7,532

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	1	100

*	AGI, a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

As of December 31, 2005, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(1)	Other Book-to-Tax Accounting Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral
$ 250	$0	$(218)	$(110)	$(273)	$0

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options, futures, wash sales and swaps.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely straddle loss deferrals and other tax differences.

(3)	Capital loss carryover expires in December 31, 2013.

As of December 31, 2005, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$ 30,186	$47	$(270)	$(223)

16	Annual Report	December 31, 2005

The Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions		Long-Term Capital Gain Distributions	Return of Capital
12/31/2005	$851		$200	$0
12/31/2004	679	(4)	200	0

(4)	Includes short term capital gains.

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, PIMCO Funds, Allianz Funds and the Trustees of PIMCO Funds and Allianz Funds (in their capacity as Trustees of those Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted PIMCO Funds’ motion to dismiss claims asserted against them in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005, the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

PIMCO, AGID and the Trust believe that these developments will not have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services on behalf of the Portfolio.

December 31, 2005	Annual Report	17

Federal Income Tax Information (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's calendar year end regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the calendar year was designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates in 2005:

Total Return Portfolio II	0.65%

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio's dividend distribution that qualifies under tax law. The percentage of the following Portfolio's calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Total Return Portfolio II	0.65%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

18	Annual Report	December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees of PIMCO Variable Insurance Trust and Institutional Class Shareholders of the Total Return Portfolio II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional share class present fairly, in all material respects, the financial position of the Total Return Portfolio II (a portfolio of PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Institutional share class in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and counterparties, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 17, 2006

December 31, 2005	Annual Report	19

Trustees and Officers of the PIMCO Variable Insurance Trust (Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees. To request a free copy, call PIMCO at 1-800-927-4648 or visit our Website at www.pimco.com.

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Brent R. Harris* (46) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds; Chairman and Director, PIMCO Commercial Mortgage Securities Trust, Inc.; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Luxembourg S.A.; Director, PIMCO Luxembourg II and Board of Governors and Executive Committee, Investment Company Institute.	89	None

R. Wesley Burns* (46) Trustee	08/1997 to present	Consulting Managing Director, PIMCO; Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director and Managing Director, PIMCO; President; the Trust, PIMCO Funds, and PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO; Senior Vice President, PIMCO Strategic Global Government Fund, Inc; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland) Limited; and Director, PIMCO Luxembourg S.A.	88	Director, PS Business Parks, Inc. (a Real Estate Investment Trust).

Independent Trustees

E. Philip Cannon (65) Trustee	05/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); Trustee, PIMCO Funds and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series) and President, Houston Zoo.	88	None

Vern O. Curtis (71) Trustee	08/1997 to present	Private Investor; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc.	88	Director, PS Business Parks, Inc., (a Real Estate Investment Trust).

J. Michael Hagan (66) Trustee	05/2000 to present	Private Investor and Business Adviser (primarily to manufacturing companies); Trustee, PIMCO Funds; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, Remedy Temp (staffing). Formerly, Saint Gobain Corporation (manufacturing); and Chairman and Director, Freedom Communications.	88	Director, Ameron International (manufacturing); and Director Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy (67) Trustee	08/1997 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds; and Director, PIMCO Commercial Mortgage Securities Trust, Inc. Formerly, Director, Commonwealth Energy Corporation.	88	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “interested person” of the Portfolio (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

20	Annual Report	December 31, 2005

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ernest L. Schmider (48)	05/2005 to present	Managing Director, PIMCO.
President
Mohan V. Phansalkar (42)	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.
Chief Legal Officer
Jennifer E. Durham (35) Chief Compliance Officer	07/2004 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Adviser examinations branch, U.S. Securities and Exchange Commission, Pacific Regional Office.
William H. Gross (61)	08/1997 to present	Managing Director and Chief Investment Officer, PIMCO.
Senior Vice President
Jeffrey M. Sargent (42)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Senior Vice President
William S. Thompson, Jr. (60)	08/1997 to present	Managing Director and Chief Executive Officer, PIMCO.
Senior Vice President
J. Stephen King, Jr. (43) Vice President - Senior Counsel	05/2005 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP and Assistant General Counsel, The Dreyfus Corporation.
Henrik P. Larsen (35)	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.
Vice President
Michael J. Willemsen (45) Vice President	08/1997 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn (59)	08/1997 to present	Paralegal, PIMCO. Formerly, Specialist, PIMCO.
Secretary
John P. Hardaway (48)	08/1997 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Treasurer
Erik C. Brown (38) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO; Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.
Stacie D. Anctil (36) Assistant Treasurer	11/2003 to present	Vice President, PIMCO. Formerly, Specialist, PIMCO; Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Trust are re-appointed annually by the Board of Trustees.

December 31, 2005	Annual Report	21

Approval of Renewal of Investment Advisory Contract and Administration Agreement (Unaudited)

On August 16, 2005, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including a majority of the independent Trustees, approved the renewal of the Trust’s Investment Advisory Contract and Administration Agreement (together, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s portfolios (the “Portfolios”) for an additional one-year term through August 31, 2006. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews fund investment performance and matters relating to fund operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information regarding PIMCO and information about the personnel providing investment management and administrative services to the Portfolios.

B. Review Process

In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from Trust counsel. The Board also received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent trustees alone, without management present. In deciding to recommend the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. PIMCO, its Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems.

B. Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to the Portfolios under the Agreements. The Board considered the terms of Trust’s Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. Investment Performance

The Board examined both the short-term and long-term investment performance of the Administrative Class of each Portfolio relative to its peer group and relevant index for the six month, one-, two-, three- and five-year periods ended June 30, 2005. In considering each Portfolio’s performance, the Board considered reports by Lipper and PIMCO. The Board noted that the Administrative Class shares of each of the Portfolios of the Trust had generally and fairly consistently outperformed its respective benchmark for the three- and five- year periods, with the exception of the High Yield Portfolio, Long-Term U.S. Government Portfolio, Money Market Portfolio and Total Return II Portfolio. The Trustees noted that on a net-of-fees basis, the Administrative Class of the High Yield Portfolio had underperformed its benchmark index for the three- and five-year periods, but had outperformed its peer group average for these periods, the Administrative Class of the Money Market Portfolio had underperformed its

22	Annual Report	December 31, 2005

benchmark index on a net-of-fees basis for the three- and five-year periods, but had outperformed its peer group average for these periods, the Long-Term U.S. Government Portfolio had underperformed its benchmark index for the three-year period, but had outperformed its peer group average for this period, and the Administrative Class of the Total Return II Portfolio had underperformed both its benchmark index and peer group average for the three- and five-year periods. The Board discussed the performance of these Portfolios with PIMCO, which responded that it was monitoring these Portfolios and may implement changes to the Portfolios’ investment processes with a view towards improving investment results. The Board determined that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders.

4. Advisory Fees and Total Expenses

PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, administration fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that of the 14 Portfolios in the Trust, 13 had advisory fees at or below the median or average advisory fees of other funds in the Lipper categories during the last fiscal year.

The Board reviewed data comparing the Portfolios’ advisory fees to the rate PIMCO charges to separate accounts with a similar investment strategy, and found them to be comparable. In cases where the separate account fees were lower, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, differences in liquidity requirements, and the fact that separate accounts may have other contractual arrangements that may justify different levels of fees.

The Board also considered the Portfolios’ administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which the Trust pays for the administrative services it requires for one set fee, and in return, PIMCO provides or procures administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified administrative fees with the fees paid by other funds for administrative services alone. The Board noted that the unified administrative fee leads to a fund expense ratio that is fixed, rather than variable, and that the fixed expense ratio was received by many in the industry as a positive attribute of the Portfolios. The Board concluded that the Portfolios’ administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Administration Agreement represent, in effect, a cap on fund expense ratios that is beneficial to the Portfolios and their shareholders.

With respect to overall levels of Portfolio expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Portfolios’ performance, as evidenced by the continued growth in Portfolio assets. The Board compared the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, noting that all of the Portfolios had total fees at or below the median or average total fees of other funds in the Lipper categories during the last fiscal year. The Trustees found the Portfolios’ total expenses to be reasonable.

The Board noted that PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Portfolio expenses at competitive levels. The Board also considered PIMCO’s current proposal to reduce the advisory fees for certain Portfolios.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees charged by PIMCO, as well as the total expenses of the Portfolios, is reasonable and renewal of the Agreements will likely benefit the Portfolios and their shareholders.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for the Portfolios’ overall expense ratios). The Board reviewed the history of the Portfolios’ fee structure, noting that under the unified administrative

December 31, 2005	Annual Report	23

services fee PIMCO had agreed to maintain the expense ratio of each Portfolio at specified levels for a period of time. The Board noted that PIMCO had taken on the risk that Portfolio expenses would increase or that assets would decline over time. Finally, the Board considered that PIMCO was reducing the advisory fees of the StocksPLUS Growth and Income Portfolio and the Long-Term U.S. Government Portfolio. The Board concluded that the Portfolios’ cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including: possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to certain classes of shares of the Portfolios and their shareholders, for which they may be compensated under the unified administrative fee, or through distribution fees paid pursuant the Portfolios’ Rule 12b-1 plans. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that PIMCO has adopted a policy not to accept soft dollars.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO continued to be excellent and favored renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the advisory fees and other amounts paid to PIMCO by the Portfolios, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

24	Annual Report	December 31, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

Item 2.	Code of Ethics

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the registrant’s Chief Compliance Officer and provide for the public disclosure of any amendments or waivers. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert

(a) The Board of Directors has determined that Vern O. Curtis, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Curtis is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2005	$318,400
	December 31, 2004	$246,175

(b)	Fiscal Year Ended	Audit-Related Fees (1)
	December 31, 2005	$64,200
	December 31, 2004	$28,280

(c)	Fiscal Year Ended	Tax Fees (2)
	December 31, 2005	$34,628
	December 31, 2004	$18,745

(d)	Fiscal Year Ended	All Other Fees
	December 31, 2005	$—
	December 31, 2004	$—

“Audit Fees” represents fees billed for each of the last two fiscal years or professional services rendered for the audit of the PIMCO Variable Insurance Trust (the “Trust”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders and additional Form N-1A filing review.

(2) Includes aggregate fees billed for review of the registrant’s tax returns and tax consulting services.

(e)	Pre-approval policies and procedures

(1)	The registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)		Aggregate Non-Audit Fees Billed to Entity
	Entity	December 31, 2005	December 31, 2004
	PIMCO Variable Insurance Trust	$98,828	$47,025
	PIMCO	$407,032	$186,454

	Totals	$505,860	$233,479

	(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants—Not applicable.

Item 6.	Schedule of Investments. The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies—Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases—Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders—Not applicable.

Item 11.	Controls and Procedures

	(a)	The principal executive officer and principal financial officer of PIMCO Variable Insurance Trust (“Trust”) have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits

	(a)(1)	Exhibit 99. CODE—Certifications pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	March 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	March 9, 2006

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	March 9, 2006